UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1 – Report to Stockholders

December 31, 2011

Annual Report

BlackRock Variable Series Funds, Inc.

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on – risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While	the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011
	6-month	12-month
US large cap equities (S&P 500® Index)	(3.69)%	2.11%
US small cap equities (Russell 2000® Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

December 31, 2011

Annual Report

BlackRock Balanced Capital V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Balanced Capital V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

At its meeting on November 8-9, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved a change in the Fund’s non-fundamental investment policies. The Board approved a proposal to eliminate the Fund’s non-fundamental policy that had prevented the Fund from investing in securities of foreign issuers if at the time of acquisition more than 20% of the Fund’s total assets would be invested in such securities. The Board removed the Fund’s non-fundamental investment policy that 80% of the Fund’s net assets be invested in U.S. securities. These changes are effective on February 27, 2012.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12-month period ended December 31, 2011, the Fund underperformed its blended benchmark (60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index), which returned 4.34% for the same period. The Barclays Capital US Aggregate Bond Index advanced 7.84%, while the Russell 1000® Index gained only 1.50%.

What factors influenced performance?

—

From an asset class perspective, the Fund benefited from its allocation decisions during the year. Early in 2011, the Fund was overweight in equities versus fixed income, which had a positive impact as equities advanced. Later in the year, the Fund benefited from a tactical move to an underweight equity position.

—

In the equity portion of the Fund, stock selection produced mixed results. Security selection in the biotechnology and health care providers & services industries added value, though selection within the telecommunications services, industrials and utilities sectors hindered performance.

—

The Fund’s sector overweight in health care had a positive impact on performance as well as an underweight to the financials sector, particularly with respect to diversified financial service companies. In materials, an emphasis on the chemicals and paper & forest products industries also contributed positively.

—	In the fixed income portion of the Fund, a short duration stance had a negative impact as interest rates declined over the period. An overweight in non-government spread sectors (securities driven by movements in credit risk) and corresponding underweight in government owned/government-related sectors also hurt performance as spread sectors broadly underperformed the government sectors during the period. Additionally, within investment grade corporate credit, relative value trading in US financials and industrials detracted from returns.

—

A high quality bias within the Fund’s allocation to spread sectors benefited performance, as did out-of-benchmark exposures to high yield debt and non-agency residential mortgage-backed securities (“MBS”). Relative value trading within securitized products such as agency MBS and asset-backed securities (“ABS”) also helped performance.

—

As part of its investment strategy, the Fund uses derivatives as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions. During the period, the Fund held short positions in US Treasury futures in order to reduce the overall duration profile of the Fund. These positions hurt performance as the US Treasury market broadly rallied on the year. Options strategies in the interest rate and foreign exchange markets also detracted from performance, as did interest rate swaps used to manage duration and yield curve positioning.

Describe recent portfolio activity.

—	During the 12-month period, the Fund moved to a more cautious stance and reduced exposure

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

to equities in favor of fixed income. Within equities, the Fund increased exposure to consumer staples, energy and health care, and reduced its weightings in consumer discretionary, industrials and financials. In fixed income, the Fund maintained a short duration bias for most of the year, and increased the overall quality and liquidity of its holdings. The Fund tactically traded investment grade credits in industrials and financials. The Fund slightly reduced exposure to non-agency residential MBS and commercial mortgage-backed securities (“CMBS”) and added to agency MBS and US Treasury holdings later in the period.

Describe portfolio positioning at period end.

—	Relative to the blended benchmark, the Fund ended the period slightly underweight in equities and slightly overweight in fixed income.

Within equities, the Fund’s largest sector overweights relative to the Russell 1000® Index were in health care, information technology and consumer discretionary. Financials remained the Fund’s most significant underweight, followed by industrials and energy. The fixed income segment was underweight relative to the Barclays Capital US Aggregate Bond Index in government sectors in favor of spread sectors. More specifically, the Fund was overweight in investment grade corporate credit, CMBS and ABS, as well as agency MBS, while it was underweight in US Treasuries and agency debentures. The Fund also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Fund ended the period with a shorter duration relative to the Barclays Capital US Aggregate Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests in equity and debt securities (including short-term securities and MBS).

[2]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses.

[3]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

[4]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.

[5]

This unmanaged index is a widely recognized market-weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and US government agency issues with at least one year to maturity.

Performance Summary as of December 31, 2011

	6-Month Total Returns [7]	Average Annual Total Returns
		1 Year[7]	5 Years[7]	10 Years[7]
Class I Shares[6]	(3.88)%	3.84%	0.02%	3.19%
60% Russell 1000® Index/40% Barclays Capital US Aggregate Bond Index	(0.56)	4.34	3.01	4.67
Russell 1000® Index	(4.58)	1.50	(0.02)	3.34
Barclays Capital US Aggregate Bond Index	4.98	7.84	6.50	5.78

[6]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Fund Information as of December 31, 2011

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	49%
US Government Sponsored Agency Securities	22
Corporate Bonds	12
US Treasury Obligations	10
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	3
Foreign Agency Obligations	1

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
	Including Interest Expense
Class I	$1,000.00	$961.20	$5.87	$1,000.00	$1,019.15	$6.04	1.19%

	Excluding Interest Expense
Class I	$1,000.00	$961.20	$5.42	$1,000.00	$1,019.20	$5.58	1.18%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.7%
General Dynamics Corp.	2,800	$185,948
L-3 Communications Holdings, Inc.	2,400	160,032
Lockheed Martin Corp.	2,400	194,160
Northrop Grumman Corp.	3,100	181,288

		721,428
Airlines — 0.5%
Southwest Airlines Co.	16,800	143,808
Beverages — 1.3%
The Coca-Cola Co.	100	6,997
Coca-Cola Enterprises, Inc.	6,200	159,836
Dr. Pepper Snapple Group, Inc.	4,300	169,764

		336,597
Biotechnology — 2.2%
Amgen, Inc.	3,500	224,735
Biogen Idec, Inc. (a)	1,500	165,075
Gilead Sciences, Inc. (a)	4,700	192,371

		582,181
Chemicals — 1.2%
CF Industries Holdings, Inc.	1,200	173,976
LyondellBasell Industries NV, Class A	4,900	159,201

		333,177
Communications Equipment — 0.6%
Motorola Solutions, Inc.	3,714	171,921
Computers & Peripherals — 3.6%
Apple, Inc. (a)	800	324,000
Dell, Inc. (a)	11,600	169,708
Lexmark International, Inc., Class A	2,400	79,368
QLogic Corp. (a)	6,500	97,500
Seagate Technology Plc	8,700	142,680
Western Digital Corp. (a)	5,200	160,940

		974,196
Construction & Engineering — 0.6%
Chicago Bridge & Iron Co. NV	2,200	83,160
Fluor Corp.	1,400	70,350

		153,510
Consumer Finance — 0.9%
Capital One Financial Corp.	1,500	63,435
Discover Financial Services, Inc.	7,000	168,000

		231,435
Containers & Packaging — 0.2%
Sealed Air Corp.	2,800	48,188
Diversified Consumer Services — 1.6%
Apollo Group, Inc., Class A (a)	3,200	172,384
ITT Educational Services, Inc. (a)	2,100	119,469
Weight Watchers International, Inc.	2,300	126,523

		418,376

Common Stocks	Shares	Value

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	2,200	$66,528
Level 3 Communications, Inc. (a)	4,266	72,479

		139,007
Food & Staples Retailing — 1.3%
The Kroger Co.	7,600	184,072
Safeway, Inc.	7,800	164,112

		348,184
Food Products — 0.6%
ConAgra Foods, Inc.	6,500	171,600
Health Care Providers & Services — 5.3%
Aetna, Inc.	4,200	177,198
AmerisourceBergen Corp.	4,300	159,917
Cardinal Health, Inc.	4,000	162,440
Cigna Corp.	2,900	121,800
Humana, Inc.	2,200	192,742
McKesson Corp.	2,300	179,193
UnitedHealth Group, Inc.	4,600	233,128
WellPoint, Inc.	2,800	185,500

		1,411,918
Household Products — 0.2%
The Procter & Gamble Co.	1,000	66,710
Independent Power Producers & Energy Traders — 1.5%
The AES Corp. (a)	13,100	155,104
Constellation Energy Group, Inc.	4,100	162,647
NRG Energy, Inc. (a)	4,900	88,788

		406,539
Industrial Conglomerates — 1.0%
General Electric Co.	4,200	75,222
Tyco International Ltd.	4,000	186,840

		262,062
Insurance — 1.5%
ACE Ltd.	1,700	119,204
Arch Capital Group Ltd. (a)	900	33,507
Assurant, Inc.	2,500	102,650
Unum Group	7,300	153,811

		409,172
Internet & Catalog Retail — 0.6%
Expedia, Inc.	2,850	82,707
TripAdvisor, Inc. (a)	2,850	71,849

		154,556
Internet Software & Services — 0.1%
Google, Inc., Class A (a)	50	32,295
IT Services — 1.1%
International Business Machines Corp.	700	128,716
The Western Union Co.	9,300	169,818

		298,534

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

EUR	Euro
LIBOR	London Interbank Offered Rate
RB	Revenue Bonds
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Leisure Equipment & Products — 0.5%
Polaris Industries, Inc.	2,500	$139,950
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. (a)	4,000	139,720
Machinery — 0.1%
AGCO Corp. (a)	700	30,079
Media — 2.3%
CBS Corp., Class B	6,600	179,124
DISH Network Corp., Class A	5,700	162,336
Gannett Co., Inc.	7,600	101,612
Time Warner Cable, Inc.	2,600	165,282

		608,354
Multi-Utilities — 0.6%
Ameren Corp.	5,000	165,650
Oil, Gas & Consumable Fuels — 5.3%
Chevron Corp.	1,100	117,040
ConocoPhillips	1,400	102,018
Exxon Mobil Corp.	4,100	347,516
HollyFrontier Corp.	6,482	151,679
Marathon Oil Corp.	6,700	196,109
Murphy Oil Corp.	2,800	156,072
Tesoro Corp. (a)	7,300	170,528
Valero Energy Corp.	8,100	170,505

		1,411,467
Paper & Forest Products — 1.0%
International Paper Co.	6,100	180,560
MeadWestvaco Corp.	3,100	92,845

		273,405
Personal Products — 0.6%
Herbalife Ltd.	2,900	149,843
Pharmaceuticals — 4.7%
Abbott Laboratories	4,100	230,543
Bristol-Myers Squibb Co.	6,800	239,632
Eli Lilly & Co.	5,000	207,800
Forest Laboratories, Inc. (a)	5,300	160,378
Johnson & Johnson	900	59,022
Pfizer, Inc.	17,001	367,902

		1,265,277
Semiconductors & Semiconductor Equipment — 5.2%
Applied Materials, Inc.	15,300	163,863
Avago Technologies Ltd.	5,300	152,958
KLA-Tencor Corp.	3,600	173,700
Marvell Technology Group Ltd. (a)	6,800	94,180
Maxim Integrated Products, Inc.	6,300	164,052
Novellus Systems, Inc. (a)	3,800	156,902
NVIDIA Corp. (a)	11,400	158,004
Teradyne, Inc. (a)	11,000	149,930
Xilinx, Inc.	5,300	169,918

		1,383,507
Software — 2.1%
Activision Blizzard, Inc.	12,400	152,768
Fortinet, Inc. (a)	1,200	26,172
Microsoft Corp.	9,100	236,236
Symantec Corp. (a)	10,300	161,195

		576,371

Common Stocks		Shares	Value

Specialty Retail — 3.0%
AutoZone, Inc. (a)		400	$129,988
Best Buy Co., Inc.		7,100	165,927
Foot Locker, Inc.		1,800	42,912
GameStop Corp., Class A (a)		6,200	149,606
Limited Brands, Inc.		3,900	157,365
Williams-Sonoma, Inc.		4,300	165,550

			811,348
Textiles, Apparel & Luxury Goods — 0.3%
Coach, Inc.		1,300	79,352
Tobacco — 1.8%
Lorillard, Inc.		1,600	182,400
Philip Morris International, Inc.		4,000	313,920

			496,320
Wireless Telecommunication Services — 0.5%
MetroPCS Communications, Inc. (a)		15,200	131,936
Total Common Stocks — 57.6%			15,477,973

Fixed Income Securities

Asset-Backed Securities		Par (000)
AmeriCredit Automobile Receivables Trust:
Series 2011-2, Class C, 3.19%, 10/12/16	USD	30	30,048
Series 2011-5, Class C, 3.44%, 10/08/17		25	25,052
Citibank Omni Master Trust, Series 2009-A8, Class A8, 2.38%, 5/16/16 (b)(c)		90	90,553
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 0.74%, 10/25/34 (c)		10	8,357
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	13	16,467
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.59%, 12/25/34 (c)	USD	8	6,467
Morgan Stanley Home Equity Loans, Series 2007-2, Class A1, 0.39%, 4/25/37 (c)		30	25,484
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.55%, 6/25/35 (c)		21	19,275
Scholar Funding Trust, Series 2011-A, Class A, 1.32%, 10/28/43 (b)(c)		98	93,914
Santander Consumer Acquired Receivables Trust (b):
Series 2011-S1A, Class B, 1.66%, 8/15/16		40	39,563
Series 2011-S1A, Class C, 2.01%, 8/15/16		38	37,796
Series 2011-WO, Class C, 3.19%, 10/15/15		20	20,198
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		25	24,935
Series 2010-2, Class C, 3.89%, 7/17/17		30	30,017

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Santander Drive Auto Receivables Trust (concluded):

Series 2010-B, Class B, 2.10%, 9/15/14 (b)	USD	20	$19,964
Series 2010-B, Class C, 3.02%, 10/17/16 (b)		20	19,827
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		39	38,533
Structured Asset Investment Loan Trust (c):
Series 2003-BC6, Class M1, 1.42%, 7/25/33		103	80,318
Series 2003-BC7, Class M1, 1.42%, 7/25/33		78	60,204
Series 2004-8, Class M4, 1.79%, 9/25/34		19	8,661
Structured Asset Securities Corp. (c):
Series 2004-23XS, Class 2A1, 0.59%, 1/25/35		21	13,620
Series 2005-GEL2, Class A, 0.57%, 4/25/35		7	6,334
Total Asset-Backed Securities — 2.7%			715,587

Corporate Bonds
Auto Components — 0.0%
BorgWarner, Inc., 4.63%, 9/15/20		10	10,626
Capital Markets — 0.5%
Credit Suisse AG, 5.40%, 1/14/20		10	9,432
The Goldman Sachs Group, Inc., 5.25%, 7/27/21		15	14,633
Lehman Brothers Holdings, Inc. 6.75%, 12/28/17 (a)(d)		25	2
Morgan Stanley:
4.00%, 7/24/15		100	93,775
5.50%, 7/28/21		30	27,739

			145,581
Chemicals — 0.2%
CF Industries, Inc., 7.13%, 5/01/20		25	29,562
The Dow Chemical Co., 4.13%, 11/15/21		10	10,257
LyondellBasell Industries NV, 6.00%, 11/15/21 (b)		5	5,188

			45,007
Commercial Banks — 1.5%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (b)		90	86,541
CIT Group, Inc., 7.00%, 5/01/17		25	25,348
Corporacion Andina de Fomento, 6.88%, 3/15/12		50	50,424
DnB NOR Boligkreditt, 2.10%, 10/14/16 (b)		200	198,379
HSBC Holdings Plc, 6.10%, 1/14/42		10	11,335
VTB Capital SA, 6.55%, 10/13/20 (b)		20	18,730

			390,757
Construction Materials — 0.0%
Lafarge SA, 7.13%, 7/15/36		5	4,415
Consumer Finance — 0.2%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		20	20,850
SLM Corp., 6.25%, 1/25/16		25	24,312

			45,162

Corporate Bonds		Par (000)	Value

Diversified Financial Services — 0.9%
Capital One Financial Corp.:
3.15%, 7/15/16	USD	60	$60,257
4.75%, 7/15/21		25	25,728
Citigroup, Inc.:
5.00%, 9/15/14		10	9,897
4.59%, 12/15/15		80	80,512
General Electric Capital Corp., 6.15%, 8/07/37		25	27,347
JPMorgan Chase & Co., 4.63%, 5/10/21		40	41,386

			245,127
Diversified Telecommunication Services — 0.5%
GTE Corp., 6.84%, 4/15/18		30	35,935
Level 3 Financing, Inc.:
8.75%, 2/15/17		3	3,053
8.13%, 7/01/19 (b)		26	25,610
Telefonica Emisiones SAU, 4.95%, 1/15/15		25	24,868
Verizon Communications, Inc.:
3.50%, 11/01/21		20	20,822
6.40%, 2/15/38		27	34,274

			144,562
Electric Utilities — 1.0%
Alabama Power Co., 3.95%, 6/01/21		15	16,453
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		2	2,684
5.95%, 12/15/36		9	9,592
Duke Energy Carolinas LLC, 4.25%, 12/15/41		5	5,231
Florida Power & Light Co., 5.95%, 2/01/38		25	32,779
Georgia Power Co., 3.00%, 4/15/16		25	26,508
Hydro-Quebec:
9.40%, 2/01/21		15	22,849
8.40%, 1/15/22		25	36,556
8.05%, 7/07/24		65	96,662
Jersey Central Power & Light Co., 7.35%, 2/01/19		5	6,278
Southern California Edison Co., 5.63%, 2/01/36		6	7,429
Trans-Allegheny Interstate Line Co.,
4.00%, 1/15/15 (b)		10	10,424

			273,445
Energy Equipment & Services — 0.3%
Ensco Plc, 4.70%, 3/15/21		11	11,456
MEG Energy Corp., 6.50%, 3/15/21 (b)		30	30,675
Peabody Energy Corp., 6.25%, 11/15/21 (b)		35	36,225
Pride International, Inc., 6.88%, 8/15/20		10	11,724

			90,080
Food Products — 0.2%
Kraft Foods, Inc.:
6.50%, 8/11/17		6	7,138
5.38%, 2/10/20		25	28,846
Sara Lee Corp., 4.10%, 9/15/20		9	9,083

			45,067
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 6.25%, 11/15/15		43	47,666
Health Care Providers & Services — 0.3%
HCA, Inc.:
6.50%, 2/15/20		25	25,937
7.25%, 9/15/20		20	21,100

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Health Care Providers & Services (concluded)
Tenet Healthcare Corp.:
6.25%, 11/01/18 (b)	USD	15	$15,263
8.88%, 7/01/19		20	22,450
UnitedHealth Group, Inc., 3.38%, 11/15/21		5	5,171

			89,921
Hotels, Restaurants & Leisure — 0.1%
MGM Resorts International:
10.38%, 5/15/14		10	11,425
11.13%, 11/15/17		20	22,800

			34,225
Independent Power Producers & Energy Traders — 0.2%
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		40	42,200
Insurance — 1.9%
Allianz Finance II BV,
5.75%, 7/08/41	EUR	100	110,120
5.45%, 5/18/17	USD	10	9,556
Fairfax Financial Holdings, Ltd.,
5.80%, 5/15/21 (b)		25	23,830
Hartford Financial Services Group, Inc.,
6.00%, 1/15/19		10	10,263
Hartford Life Global Funding Trusts,
0.73%, 6/16/14 (c)		50	47,302
Lincoln National Corp., 7.00%, 6/15/40		10	11,305
Manulife Financial Corp., 3.40%, 9/17/15		20	20,112
Metropolitan Life Global Funding I (b):
2.50%, 1/11/13		185	187,241
5.13%, 6/10/14		25	26,918
Prudential Financial, Inc.:
4.75%, 9/17/15		30	31,677
4.50%, 11/15/20		30	30,166

			508,490
IT Services — 0.1%
First Data Corp. (b):
7.38%, 6/15/19		20	18,800
8.25%, 1/15/21		5	4,475

			23,275
Life Sciences Tools & Services — 0.1%
Life Technologies Corp.:
6.00%, 3/01/20		15	16,768
5.00%, 1/15/21		3	3,139

			19,907
Media — 1.4%
CBS Corp.:
4.63%, 5/15/18		5	5,199
8.88%, 5/15/19		10	12,844
5.75%, 4/15/20		10	11,243
CCH II LLC, 13.50%, 11/30/16		40	46,200
Cox Communications, Inc., 8.38%, 3/01/39 (b)		35	46,863
CSC Holdings, Inc., 8.50%, 4/15/14		10	11,062
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		7	7,525
Series B, 9.25%, 12/15/17		58	62,640
Comcast Corp.:
5.88%, 2/15/18		25	28,907
6.45%, 3/15/37		23	27,882

Corporate Bonds		Par (000)	Value

Media (concluded)
DIRECTV Holdings LLC, 3.13%, 2/15/16	USD	6	$6,078
NBC Universal Media LLC:
5.15%, 4/30/20		37	41,195
4.38%, 4/01/21		10	10,553
Time Warner Cable, Inc.:
5.88%, 11/15/40		15	16,234
5.50%, 9/01/41		20	21,076
Time Warner, Inc., 4.70%, 1/15/21		10	10,767

			366,268
Metals & Mining — 0.5%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		10	9,935
Barrick Gold Corp., 2.90%, 5/30/16		74	75,949
Cliffs Natural Resources, Inc., 4.88%, 4/01/21		20	19,928
Newcrest Finance Property Ltd., 4.45%, 11/15/21 (b)		15	14,795
Novelis, Inc., 8.75%, 12/15/20		20	21,450

			142,057
Multi-Utilities — 0.1%
Dominion Resources, Inc., 1.95%, 8/15/16		20	20,098
Multiline Retail — 0.3%
Dollar General Corp., 11.88%, 7/15/17 (e)		25	27,625
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		30	33,524
7.45%, 7/15/17		11	12,844

			73,993
Oil, Gas & Consumable Fuels — 2.3%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		39	44,208
6.38%, 9/15/17		30	34,774
Arch Coal, Inc., 7.25%, 10/01/20		30	30,675
BP Capital Markets Plc, 3.13%, 10/01/15		10	10,474
Chesapeake Energy Corp., 6.63%, 8/15/20		17	18,232
Consol Energy, Inc.:
8.00%, 4/01/17		6	6,570
8.25%, 4/01/20		9	9,945
El Paso Corp., 6.50%, 9/15/20		15	16,215
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		15	16,532
Enterprise Products Operating LLC, Series L, 6.30%, 9/15/17		50	58,556
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)		15	18,300
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		25	28,561
6.55%, 9/15/40		5	5,601
Kinder Morgan Finance Co., ULC, 5.70%, 1/05/16		15	15,338
Marathon Petroleum Corp., 6.50%, 3/01/41		20	22,665
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		25	29,543
Nexen, Inc., 7.50%, 7/30/39		25	29,970
Petrobras International Finance Co.:
3.88%, 1/27/16		40	41,208
5.88%, 3/01/18		15	16,416
5.75%, 1/20/20		44	47,085
Plains Exploration & Production Co., 10.00%, 3/01/16		5	5,538

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.:
7.25%, 5/01/18	USD	25	$26,750
5.75%, 6/01/21		5	5,413
Rockies Express Pipeline LLC (b):
3.90%, 4/15/15		4	3,953
6.85%, 7/15/18		6	6,199
Western Gas Partners LP, 5.38%, 6/01/21		25	26,504
Williams Partners LP, 4.13%, 11/15/20		30	30,788
Woodside Finance, Ltd., 4.60%, 5/10/21 (b)		5	5,105

			611,118
Paper & Forest Products — 0.1%
International Paper Co.:
4.75%, 2/15/22		10	10,630
6.00%, 11/15/41		10	10,856

			21,486
Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21		5	5,086
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15		20	20,827
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		15	15,257

			41,170
Real Estate Investment Trusts (REITs) — 0.2%
ERP Operating LP, 4.63%, 12/15/21		15	15,296
Hospitality Properties Trust, 5.63%, 3/15/17		7	7,090
Mack-Cali Realty LP, 7.75%, 8/15/19		5	5,958
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		10	9,652
Vornado Realty LP, 5.00%, 1/15/22		25	25,207

			63,203
Real Estate Management & Development — 0.1%
Realogy Corp., 7.88%, 2/15/19 (b)		25	21,750
WEA Finance LLC, 4.63%, 5/10/21 (b)		10	9,815

			31,565
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		34	40,678
Software — 0.0%
Oracle Corp., 5.38%, 7/15/40		5	6,091
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		15	16,088
Thrifts & Mortgage Finance — 0.2%
Radian Group, Inc.:
5.63%, 2/15/13		40	25,850
5.38%, 6/15/15		40	18,500

			44,350
Wireless Telecommunication Services — 0.7%
Cricket Communications, Inc., 7.75%, 5/15/16		14	14,455
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (b)		12	12,180
MetroPCS Wireless, Inc., 7.88%, 9/01/18		5	5,068
SBA Tower Trust, 5.10%, 4/15/42 (b)		120	124,950
Sprint Capital Corp., 6.88%, 11/15/28		5	3,569

Corporate Bonds		Par (000)	Value

Wireless Telecommunication Services (concluded)
Sprint Nextel Corp., 9.00%, 11/15/18 (b)	USD	30	$31,500

			191,722
Total Corporate Bonds — 14.4%			3,875,400

Foreign Agency Obligations
Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	10	2,213
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/15/16		95	116,538
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	20	20,182
Mexico Government International Bond:
6.38%, 1/16/13		15	15,675
5.63%, 1/15/17		15	17,250
5.13%, 1/15/20		10	11,425
Poland Government International Bond, 5.13%, 4/21/21		25	25,437
Total Foreign Agency Obligations — 0.8%			208,720

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.9%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.49%, 4/25/46 (c)		15	7,423
Series 2006-0A5, Class 3A1, 0.49%, 4/25/46 (c)		29	15,604
Series 2007-J3, Class A10, 6.00%, 7/25/37		80	64,432
Credit Suisse Mortgage Capital Certificates (f):
Series 2006-C3, Class AM, 5.81%, 6/15/38		10	9,955
Series 2010-RR2, Class 2A, 5.79%, 9/15/39 (b)		30	33,473
Series 2011-2R, Class 2A1, 2.73%, 7/27/36 (b)		42	40,593
Series 2011-5R, Class 2A1, 3.90%, 8/26/46 (b)		35	29,418
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.53%, 8/25/35 (c)		17	14,087
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.09%, 11/25/34 (c)		8	7,182

			222,167
Commercial Mortgage-Backed Securities — 2.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class AM, 5.45%, 9/10/47		10	9,414
Bear Stearns Commercial Mortgage Securities:
Series 2005-PWR9, Class A4A, 4.87%, 9/11/42		25	27,115
Series 2007-PW17, Class A3, 5.74%, 6/11/50		30	31,505
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48		40	43,820

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM, 5.78%, 6/10/46 (f)	USD	40	$40,254
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		20	17,582
Extended Stay America Trust, Series 2010-ESHA, Class D, 5.50%, 11/05/27 (b)		100	100,367
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class AAB, 4.70%, 12/10/41		145	150,557
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		30	31,716
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (f)		15	14,828
Series 2007-CB18, Class A3, 5.45%, 6/12/47		24	25,711
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class C, 4.93%, 12/15/39 (f)		40	38,594
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49		40	42,573
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (b)(f)		50	52,424
Series 2007-HQ12, Class A2FL, 0.53%, 4/12/49 (c)		9	8,615
Series 2007-HQ12, Class A2FX, 5.60%, 4/12/49 (f)		9	9,212
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 2/16/51 (b)(f)		50	55,127
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.90%, 2/15/51 (f)		30	32,482

			731,896
Total Non-Agency Mortgage-Backed Securities — 3.6%			954,063

Taxable Municipal Bonds
New York City Municipal Water Finance Authority, RB, Second General Resolution, Series EE:
5.38%, 6/15/43		10	11,082
5.50%, 6/15/43		15	16,836
Total Taxable Municipal Bonds — 0.1%			27,918

US Government Sponsored Agency Securities
Agency Obligations — 0.8%
Fannie Mae:
5.13%, 1/02/14		100	108,130
4.50%, 10/09/19 (g)		35	26,910
Tennessee Valley Authority, 5.25%, 9/15/39		60	76,591

			211,631

US Government Sponsored Agency Securities		Par (000)	Value

Collateralized Mortgage Obligations — 0.1%
Freddie Mac Mortgage-Backed Securities:
Multifamily Pass-Through Certificates,
Series K013, Class A2, 3.97%, 1/25/21 (f)	USD	30	$32,984
Series 3068, Class VA, 5.50%, 10/15/16		7	7,112

			40,096
Federal Deposit Insurance Corporation Guaranteed — 0.1%
General Electric Capital Corp., 2.13%, 12/21/12		25	25,465
Interest Only Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities (c):
Series 2010-123, Class SE, 5.73%, 11/25/40		86	9,594
Series 2010-149, Class SJ, 6.24%, 1/25/41		85	12,872
Series 2011-55, Class SH, 6.27%, 6/25/41		89	13,770
Freddie Mac Mortgage-Backed Securities:
Series 3716, Class PI, 4.50%, 4/15/38		91	12,192
Series 3780, Class SM, 6.22%, 12/15/40 (c)		84	12,450
Ginnie Mae Mortgage-Backed Securities (c):
Series 2010-26, Class QS, 5.97%, 2/20/40		259	44,525
Series 2010-42, Class DS, 5.42%, 4/20/40		87	11,213
Series 2011-80, Class KS, 6.39%, 6/20/41		87	12,020

			128,636
Mortgage-Backed Securities — 24.4%
Fannie Mae Mortgage-Backed Securities:
4.00%, 9/01/25-1/15/42 (h)		1,833	1,936,659
6.00%, 12/01/31-1/15/42 (h)		393	433,141
5.50%, 6/01/33-1/15/42 (h)		606	661,214
5.00%, 7/01/34-1/15/42 (h)		279	300,611
6.50%, 7/01/37-10/01/39		180	201,454
4.80%, 8/01/38 (c)		45	48,060
3.32%, 12/01/40 (c)		21	22,305
4.50%, 1/15/27-1/15/42 (h)		948	1,012,552
3.50%, 10/01/26-1/15/42 (h)		798	822,986
6.00%, 6/01/35		27	29,687
4.50%, 1/15/42 (h)		100	105,953
5.00%, 1/15/42 (h)		100	107,453
5.50%, 1/15/42 (h)		100	108,500
Ginnie Mae Mortgage-Backed Securities (h):
4.00%, 1/15/42		100	107,266
4.50%, 1/15/42		200	217,906
5.00%, 1/15/42		200	221,531
5.50%, 1/15/42		100	112,234
6.00%, 1/15/42		100	113,188

			6,562,700
Total US Government Sponsored Agency Securities — 25.9%			6,968,528

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations		Par (000)	Value

US Treasury Bonds:
8.13%, 5/15/21	USD	85	$132,255
3.50%, 2/15/39		215	241,841
4.38%, 5/15/40		54	70,149
4.75%, 2/15/41		98	135,056
4.38%, 5/15/41		30	39,089
3.13%, 11/15/41		415	434,777
US Treasury Notes:
0.63%, 1/31/13 (i)		215	216,050
0.50%, 8/15/14		45	45,204
0.25%, 12/15/14		70	69,770
2.50%, 4/30/15		35	37,352
0.88%, 11/30/16		790	792,407
2.25%, 7/31/18		80	85,088
2.00%, 11/15/21		925	935,551
Total US Treasury Obligations — 12.0%			3,234,589
Total Fixed Income Securities — 59.5%			15,984,805

Preferred Securities

Capital Trusts
Capital Markets — 0.0%
Credit Suisse Guernsey Ltd., 5.86% (c)(j)		11	8,937
Commercial Banks — 0.1%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I, 6.52% (b)(c)(j)		20	13,625
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (c)		15	14,700
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		5	5,019

			33,344
Consumer Finance — 0.1%
Capital One Capital VI, 8.88%, 5/15/40		20	20,758
Insurance — 0.1%
American International Group, Inc., 8.18%, 5/15/68 (c)		5	4,450
Swiss Re Capital I LP, 6.85% (b)(c)(j)		15	12,748
XL Group Plc, Series E, 6.50% (c)(j)		10	7,825

			25,023
Total Capital Trusts — 0.3%			88,062

Trust Preferreds		Shares
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		481	12,535
Total Preferred Securities — 0.4%			100,597
Total Long-Term Investments (Cost — $30,452,770) — 117.5%			31,563,375

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (k)(l)		272,440	272,440
Total Short-Term Securities (Cost — $272,440) — 1.0%			272,440

Options Purchased		Contracts		Value

Exchange-Traded Call Options — 0.0%
10-Year US Treasury Note, Strike Price USD 133, Expires 1/27/12		3		$516
Exchange-Traded Put Options — 0.0%
10-Year US Treasury Note:
Strike Price USD 127, Expires 1/27/12		2		94
Strike Price USD 128, Expires 1/27/12		2		187
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 99, Expires 3/16/12		7		700
Strike Price USD 99, Expires 1/13/12		3		19

				1,000

		Notional Value (000)
Over-the-Counter Call Options — 0.0%
EUR Call Option, Strike Price USD 1.45, Expires 2/17/12, Broker Citibank NA	USD	250		61
USD Call Option, Strike Price USD 79.50, Expires 2/07/12, Broker Deutsche Bank AG		120		274

				335
Over-the-Counter Call Swaptions — 0.1%
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		300		6,059
Sold credit default protection on Dow Jones CDX North America High Yield Index Series 17, Strike Price USD 92, Expires 1/18/12, Broker Morgan Stanley Capital Services Inc. (m)		135	(n)	2,515

				8,574
Over-the-Counter Put Options — 0.1%
EUR Put Option:
Strike Price USD 1.28, Expires 1/03/12, Broker Deutsche Bank AG	EUR	100		56
Strike Price USD 1.28, Expires 1/03/12, Broker Deutsche Bank AG		100		56
Strike Price USD 1.35, Expires 2/03/12, Broker Deutsche Bank AG		278		15,508
Strike Price USD 1.30, Expires 3/21/12, Broker Citibank NA		280		10,096
Strike Price USD 1.30, Expires 2/03/12, Broker Citibank NA		278		6,088

				31,804
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 1/27/12, Broker Citibank NA	USD	300		37
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, Expires 5/11/12, Broker JPMorgan Chase Bank		100		515
Pay a fixed rate of 2.85% and receive a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Bank of America NA		200		—

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Notional Value (000)	Value

Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 2.85% and receive a floating rate based on 3-month LIBOR, Expires 2/24/12, Broker Bank of America NA	USD	100	$50
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		300	—
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		200	—
Pay a fixed rate of 3.50% and receive a floating rate based on a 3-month LIBOR, Expires 11/08/12, Broker Citibank NA		100	2,556

			3,158
Total Options Purchased (Cost — $58,266) — 0.2%			45,387
Total Investments Before TBA Sale Commitments and Options Written (Cost — $30,783,476) — 118.7%			31,881,202

TBA Sale Commitments (h)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/15/42		400	(411,375)
4.00%, 1/15/42		1,500	(1,572,515)
5.50%, 1/15/42		600	(652,328)
Total TBA Sale Commitments (Proceeds — $2,618,862) — (9.8)%			(2,636,218)

Options Written		Notional Amount (000)
Over-the-Counter Call Options — 0.0%
USD Call Option, Strike Price USD 79.50, Expires 2/07/12, Broker Citibank NA		120	(273)
Over-the-Counter Call Swaptions — (0.1)%
Pay a fixed rate of 2.56% and receive a floating rate based on 3-month LIBOR, Expires 12/19/13, Broker Deutsche Bank AG		100	(5,034)
Pay a fixed rate of 2.60% and receive a floating rate based on 3-month LIBOR, Expires 12/16/13, Broker JPMorgan Chase Bank		100	(5,259)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		300	(7,962)
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank		200	(17,227)

			(35,482)

Options Written		Notional Value (000)		Value

Over-the-Counter Put Options — (0.1)%
EUR Put Option:
Strike Price USD 1.28, Expires 1/03/12, Broker Royal Bank of Scotland Plc	EUR	100		$(56)
Strike Price USD 1.28, Expires 1/03/12, Broker Royal Bank of Scotland Plc		100		(56)
Strike Price USD 1.30, Expires 2/03/12, Broker Deutsche Bank AG		278		(6,088)
Strike Price USD 1.25, Expires 3/21/12, Broker Citibank NA		280		(5,120)
Strike Price USD 1.35, Expires 2/03/12, Broker Citibank NA		278		(15,508)

				(26,828)
Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 2.56% and pay a floating rate based on 3-month LIBOR, Expires 12/19/13, Broker Deutsche Bank AG	USD	100		(4,966)
Receive a fixed rate of 2.60% and pay a floating rate based on 3-month LIBOR, Expires 12/16/13, Broker JPMorgan Chase Bank		100		(4,758)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		300		—
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank		200		(1,664)
Sold credit default protection on Dow Jones CDX North America High Yield Index Series 17, Strike Price USD 82, Expires 1/18/12, Broker Morgan Stanley Capital Services Inc. (m)		101	(n)	(18)

				(11,406)
Total Options Written (Premiums Received — $68,866) — (0.3)%				(73,989)
Total Investments, Net of TBA Sale Commitments and Options Written — 108.6%				29,170,995
Liabilities in Excess of Other Assets — (8.6)%				(2,311,267)

Net Assets — 100.0%				$26,859,728

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Banc of America Securities	$(102,844)	$(1,113)
BNP Paribas	$221,531	$1,406
Citigroup Global Markets, Inc.	$331,094	$516
Credit Suisse Securities (USA) LLC	$213,750	$781
Duetsche Bank Securities, Inc.	$(1,256,391)	$(8,195)
Goldman Sachs & Co.	$9,391	$(1,063)
Greenwich Capital Markets	$(326,062)	$(1,078)
JP Morgan Securities, Inc.	$859,672	$2,410
Morgan Stanley & Co., Inc.	$107,453	$750
UBS Securities	$(205,688)	$(2,500)

(i)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(j)	Security is perpetual in nature and has no stated maturity date.
(k)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	212,044	60,396	272,440	$475

(l)	Represents the current yield as of report date.

(m)	Rated B+ using Standard & Poor’s (“S&P’s”) rating of the underlying securities.

(n)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Reverse repurchase agreements outstanding as of December 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Credit Suisse Securities (USA) LLC	0.03%	12/30/11	1/03/12	$935,409	$935,406
Credit Suisse Securities (USA) LLC	(0.08)%	12/30/11	1/03/12	69,737	69,738
Deutsche Bank Securities, Inc.	(0.70)%	12/30/11	1/03/12	790,926	790,988
Deutsche Bank Securities, Inc.	0.10%	12/12/11	Open	132,552	132,545
Merrill Lynch, Pierce, Fenner & Smith	0.08%	10/26/11	Open	198,210	198,181
Merrill Lynch, Pierce, Fenner & Smith	0.05%	12/23/11	Open	421,229	421,225
Total				$2,548,063	$2,548,083

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

—	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
4	3-Month EURIBOR	NYSE Liffe	March 2012	$	1,280,273	$1,224
2	30-Year US Treasury Bond	Chicago Board of Trade	March 2012	$	289,625	2,856
7	90-Day Euro-Dollar	Chicago Mercantile	December 2014	$	1,725,763	3,718
7	90-Day Euro-Dollar	Chicago Mercantile	March 2015	$	1,723,313	4,544
1	90-Day Euro-Dollar	Chicago Mercantile	March 2012	$	248,388	(3)
2	90-Day Euro-Dollar	Chicago Mercantile	June 2012	$	496,475	(398)
2	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$	496,325	(376)
Total						$11,565

—	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1	German Euro-Bund Future	Eurex	March 2012	$	179,953	$(5,618)
10	German Euro-Schatz Future	Eurex	March 2012	$	1,428,076	(3,703)
9	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$	1,180,125	(9,202)
4	Ultra Long Term US Treasury Bond	Chicago Board of Trade	March 2012	$	640,750	(4,195)
2	2-Year US Treasury Note	Chicago Board of Trade	March 2012	$	441,094	74
2	5-Year US Treasury Note	Chicago Board of Trade	March 2012	$	246,516	(574)
1	90-Day Euro-Dollar Future	Chicago Mercantile	December 2012	$	248,113	185
1	90-Day Euro-Dollar Future	Chicago Mercantile	March 2013	$	248,125	147
1	90-Day Euro-Dollar Future	Chicago Mercantile	June 2013	$	248,088	60
2	90-Day Euro-Dollar Future	Chicago Mercantile	September 2013	$	496,050	207
Total						$(22,619)

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of December 31, 2011 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 73,000	USD 97,684	Citibank NA	1/25/12	$(3,192)
EUR 54,000	USD 72,726	Deutsche Bank AG	1/25/12	(2,827)
USD 246,589	EUR 180,000	Citibank NA	1/25/12	13,594
USD 183,390	EUR 135,000	Royal Bank of Scotland Plc	1/25/12	8,644
USD 52,996	EUR 40,000	Citibank NA	3/14/12	1,195
Total				$17,414

—	Credit default swaps on single-name issuers—buy protection outstanding as of December 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$40	$12,712
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	$55	(305)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$40	16,545
Sara Lee Corporation	1.00%	JPMorgan Chase Bank NA	3/20/17	$12	(34)
Total					$28,918

—	Credit default swaps on single-name issuers—sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	A+	$40	$(48)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/14	AA-	$5	60
MetLife, Inc.	1.00%	Credit Suisse Securities (USA) LLC	9/20/16	A-	$10	(69)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	$10	(143)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	$20	(318)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A-	$10	(243)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/16	AA-	$6	235
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	$50	(1,346)
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	$15	(312)
Total						$(2,184)

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Credit default swaps on traded indexes—buy protection outstanding as of December 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	$20	$418
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Credit Suisse Securities (USA) LLC	6/20/16	$13	(37)
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	JPMorgan Chase Bank NA	6/20/16	$1	(1)
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	$48	(406)
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Citibank NA	12/20/16	$80	(422)
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Deutsche Bank AG	12/20/16	$96	(539)
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	$120	(264)
Total					$(1,251)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

—	Credit default swaps on traded indexes—sold protection outstanding as of December 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Index Series 17	5.00%	Credit Suisse Securities (USA) LLC	12/20/16	B+	$25	$125
Markit CMBX North America AAA Index Series 3	0.08%	Morgan Stanley Capital Services, Inc.	12/13/49	A+	$15	328
Markit CMBX North America AAA Index Series 4	0.35%	Morgan Stanley Capital Services, Inc.	2/17/51	A—	$15	288
Total						$741

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.92% (3)	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	300	$(780)
1.24% (4)	6-month EURIBOR	Citibank NA	12/13/13	EUR	1,300	1,346
1.32% (3)	3-month LIBOR	Citibank NA	12/17/13	USD	100	(1,158)
0.73% (3)	3-month LIBOR	Bank of America NA	12/22/13	USD	300	35
0.73% (4)	3-month LIBOR	Citibank NA	12/22/13	USD	100	14
0.74% (4)	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	100	16
0.74% (4)	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	300	79
2.38% (3)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	100	(5,404)
3.27% (3)	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	30	(3,406)
2.69% (3)	3-month LIBOR	Citibank NA	8/09/21	USD	100	(6,211)
2.35% (4)	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	100	3,205
2.40% (4)	3-month LIBOR	Bank of America NA	10/21/21	USD	100	3,506
2.24% (3)	3-month LIBOR	Credit Suisse Securities (USA) LLC	12/05/21	USD	100	(1,996)
2.20% (3)	3-month LIBOR	Deutsche Bank AG	12/12/21	USD	100	(1,599)
2.20% (4)	3-month LIBOR	JPMorgan Chase Bank NA	12/12/21	USD	100	(41)
2.19% (3)	3-month LIBOR	Deutsche Bank AG	12/29/21	USD	100	(1,406)
3.00% (3)	3-month LIBOR	UBS AG	1/03/22	USD	100	(7,894)
2.58% (3)	6-month EURIBOR	Deutsche Bank AG	11/11/41	EUR	10	(65)
2.68% (3)	6-month EURIBOR	Deutsche Bank AG	11/18/41	EUR	25	(848)
Total						$(22,607)

(3)	Pays fixed interest rate and receives floating rate.

(4)	Pays floating interest rate and receives fixed rate.

—	Total return swaps outstanding as of December 31, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Gross return on the Markit IOS 5.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR	JPMorgan Chase Bank NA	1/12/39	$36	$505
Gross return on the Markit IOS 5.00%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR	JPMorgan Chase Bank NA	1/12/39	$39	42
Gross return on the Markit IOS 5.00%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Receives	1-month LIBOR	Bank of America NA	1/12/39	$39	(533)
Total						$14

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (continued)

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$15,477,973	—	—	$15,477,973
Asset Backed Securities	—	$474,272	$241,315	715,587
Corporate Bonds	—	3,875,400	—	3,875,400
Foreign Agency Obligations	—	208,720	—	208,720
Taxable Municipal Bonds	—	27,918	—	27,918
US Government Sponsored Agency Securities	—	6,968,528	—	6,968,528
Non-Agency Mortgage-Backed Securities	—	915,433	38,630	954,063
US Treasury Obligations	—	3,234,589	—	3,234,589
Preferred Securities	12,535	88,062	—	100,597
Short-Term Securities:
Money Market Funds	272,440	—	—	272,440
Liabilities:
Investments:
TBA Sale Commitments	—	(2,636,218)	—	(2,636,218)
Total	$15,762,948	$13,156,704	$279,945	$29,199,597

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$33,226	—	$33,226
Foreign currency exchange contracts	—	55,572	—	55,572
Interest rate contracts	$14,531	17,965	—	32,496
Liabilities:
Credit contracts	—	(4,457)	$(48)	(4.505)
Foreign currency exchange contracts	—	(33,120)	—	(33,120)
Interest rate contracts	(24,069)	(78,211)	—	(102,280)
Total	$(9,538)	$(9,025)	$(48)	$(18,611)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts, and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Non-Agency Mortgage- Backed Securities	Total
Assets:
Balance, as of December 31, 2010	$39,958	$52,900	$92,858
Accrued discounts/premium	—	(70)	(70)
Net realized gain (loss)	40	696	736
Net change in unrealized appreciation/depreciation[2]	(3,768)	(598)	(4,366)
Purchases	218,015	43,907	261,922
Sales	(23,586)	(5,305)	(28,891)
Transfers in3	30,651	—	30,651
Transfers out[3]	(19,995)	(52,900)	(72,895)

Balance, as of December 31, 2011	$241,315	$38,630	$279,945

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at December 31, 2011 was $(4,366).

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Credit Contract	Interest Rate Contracts		Total
Liabilities	Liabilities	Assets	Liabilities
Balance, as of December 31, 2010	$—	$274	$(2,747)	$(2,473)
Accrued discounts/premium	165	(8)	(7)	150
Net realized gain (loss)	—	(203)	(2,289)	(2,492)
Net change in unrealized appreciation/depreciation[4]	(48)	477	2,270	2,699
Purchases	—	—	—	—
Issuances[5]	(270)	—	—	(270)
Sales	—	—	—	—
Settlements[6]	105	(540)	2,773	2,338
Transfers in7	—	—	—	—
Transfers out[7]	—	—	—	—

Balance, as of December 31, 2011	$(48)	$—	$—	$(48)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at December 31, 2011 was $(48).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (cost—$30,511,036)	$31,608,762
Investments at value—affiliated (cost—$272,440)	272,440
Investments sold receivable	4,314,563
TBA sale commitments receivable	2,618,862
Interest receivable	85,149
Unrealized appreciation on swaps	39,459
Unrealized appreciation on foreign currency exchange contracts	23,433
Foreign currency at value (cost—$15,871)	15,113
Dividends receivable	14,430
Swaps receivable	3,348
Prepaid expenses	476
Other assets	245

Total assets	38,996,280

Liabilities:
Bank overdraft	11,587
Investments purchased payable	6,760,944
TBA sale commitments at value (proceeds—$2,618,862)	2,636,218
Reverse repurchase agreements	2,548,083
Options written at value (premiums received—$68,866)	73,989
Unrealized depreciation on swaps	35,828
Swaps premiums received	11,987
Interest expense payable	6,500
Investment advisory fees payable	6,424
Unrealized depreciation on foreign currency exchange contracts	6,019
Swaps payable	3,681
Margin variation payable	2,982
Capital shares redeemed payable	1,770
Officer’s and Directors’ fees payable	559
Other affiliates payable	78
Other accrued expenses payable	29,903

Total liabilities	12,136,552

Net Assets	$26,859,728

Net Assets Consist of:
Paid-in capital	$30,130,311
Undistributed net investment income	21,971
Accumulated net realized loss	(4,377,056)
Net unrealized appreciation/depreciation	1,084,502

Net Assets	$26,859,728

Net Asset Value:
Class I—Based on net assets of $26,859,728 and 2,190,160 shares outstanding, 100 million shares authorized, $0.10 par value	$12.26

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$329,990
Foreign taxes withheld	(3,568)
Dividends—affiliated	475
Interest	488,992

Total income	815,889

Expenses:
Investment advisory	156,817
Professional	43,051
Accounting services	40,462
Custodian	36,282
Pricing	16,974
Officer and Directors	16,920
Printing	5,419
Transfer agent	5,000
Miscellaneous	7,669

Total expenses excluding interest expense	328,594
Interest expense	3,618

Total expenses	332,212
Less fees waived by advisor	(5,924)

Total expenses after fees waived	326,288

Net investment income	489,601

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,259,389
Financial futures contracts	(159,922)
Foreign currency transactions	27,553
Options written	26,120
Borrowed bonds	5,710
Swaps	50,526

2,209,376

Net change in unrealized appreciation/depreciation on:
Investments	(1,534,006)
Financial futures contracts	(24,528)
Foreign currency transactions	16,607
Option written	9,191
Swaps	(1,929)
Borrowed bonds	(3,296)

(1,537,961)

Total realized and unrealized gain	671,415

Net Increase in Net Assets Resulting from Operations	$1,161,016

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$489,601	$481,310
Net realized gain	2,209,376	1,869,362
Net change in unrealized appreciation/depreciation	(1,537,961)	147,826

Net increase in net assets resulting from operations	1,161,016	2,498,498

Dividends to Shareholders From:
Net investment income	(597,964)	(531,530)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(3,344,744)	(3,823,503)

Net Assets:
Total decrease in net assets	(2,781,692)	(1,856,535)
Beginning of year	29,641,420	31,497,955

End of year	$26,859,728	$29,641,420

Undistributed net investment income	$21,971	$101,737

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011		2010		2009		2008		2007
Per Share Operating Performance:
Net asset value, beginning of year	$12.07		$11.30		$9.79		$14.16		$13.76

Net investment income[1]	0.21		0.18		0.22		0.29		0.31
Net realized and unrealized gain (loss)	0.26		0.81		1.53		(4.35)		0.42

Net increase (decrease) from investment operations	0.47		0.99		1.75		(4.06)		0.73

Dividends from net investment income	(0.28)		(0.22)		(0.24)		(0.31)		(0.33)

Net asset value, end of year	$12.26		$12.07		$11.30		$9.79		$14.16

Total Investment Return:[2]
Based on net asset value	3.84%		8.76%		17.93%		(28.62)%		5.31%

Ratios to Average Net Assets:
Total expenses	1.16%		1.14%		1.08%		0.92%		0.75%

Total expenses after fees waived	1.14%		1.14%		1.07%		0.92%		0.75%

Total expenses after fees waived and excluding interest expense	1.13%		1.10%		1.07%		0.90%		0.75%

Net investment income	1.71%		1.60%		2.19%		2.37%		2.14%

Supplemental Data:
Net assets, end of year (000)	$26,860		$29,641		$31,498		$32,191		$56,550

Portfolio turnover	570%	[3]	730%	[4]	381%	[5]	344%	[6]	385%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 400%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 547%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 263%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 260%.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for BlackRock Balanced Capital V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities:    The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements:    The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities:    The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments:    The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions:    The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions:    The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions:    Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:     Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the

Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Investments at value-unaffiliated[2]	$32,496
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value-unaffiliated[2]	55,572
Credit contracts	Unrealized appreciation on swaps	33,226
Total		$121,294

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized depreciation[1]; Unrealized depreciation on swaps; Options written at value	$102,280
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	33,120
Credit contracts	Unrealized depreciation on swaps	4,505
Total		$139,905

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Gain (Loss) From
Value
Interest rate contracts:
Financial futures contracts	$(159,922)
Swaps	59,304
Options[3]	(53,052)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(6,474)
Options[3]	(2,659)
Credit contracts:
Swaps	(8,778)

Total	$(171,581)

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

Net Change in Unrealized Appreciation/Depreciation on
Value
Interest rate contracts:
Financial futures contracts	$(24,528)
Swaps	(41,051)
Options[3]	(38,450)
Foreign currency exchange contracts:
Foreign currency exchange contracts	18,047
Options[3]	(693)
Credit contracts:
Options[3]	2,143
Swaps	39,122

Total	$(45,410)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	15
Average number of contracts sold	15
Average notional value of contracts purchased	$2,937,124
Average notional value of contracts sold	$2,475,884
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	6
Average number of contracts — US dollars sold	4
Average US dollar amounts purchased	$272,619
Average US dollar amounts sold	$164,222
Options:
Average number of option contracts purchased	451,233
Average number of contracts written	386,712
Average notional value of option contracts purchased	$493,838
Average notional value of option contracts written	$411,575
Average number of swaption contracts purchased	24
Average number of swaption contracts written	32
Average notional value of swaption contracts purchased	$4,308,750
Average notional value of swaption contracts written	$4,750,313
Credit default swaps:
Average number of contracts — buy protection	10
Average number of contracts — sell protection	6
Average notional value — buy protection	$541,185
Average notional value — sell protection	$155,375
Interest rate swaps:
Average number of contracts — pays fixed rate	14
Average number of contracts — receives fixed rate	7
Average notional value — pays fixed rate	$2,171,325
Average notional value — receives fixed rate	$1,213,130
Total return swaps:
Average number of contracts	4
Average notional value	$160,518

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.55% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.55%
$1 billion — $3 billion	0.52
$3 billion — $5 billion	0.50
$5 billion — $10 billion	0.48
Greater than $10 billion	0.47

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock Financial Management, Inc. (“BFM”), both affiliates of the Manager. The Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets to 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $319 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were $148,470,494 and $153,378,719, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2011 were $28,979,470 and $27,721,216, respectively.

For the year ended December 31, 2011, purchases and sales of mortgage dollar rolls were $52,982,762 and $53,011,006, respectively.

Transactions in options written for the year ended December 31, 2011, were as follows:

	Calls
	Option Contracts	Swaptions Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	1	$2,600	$127,527
Options written	30	5,235	169,652
Options exercised	(8)	(500)	(15,239)
Options expired	(5)	(1,215)	(21,555)
Options closed	(18)	(5,300)	(240,035)

Outstanding options, end of year	—	$820	$20,350

	Puts
	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of year	1	$3,300	$135,798
Options written	33	8,780	238,513
Options exercised	—	(1,070)	(28,118)
Options expired	(21)	(3,090)	(47,998)
Options closed	(13)	(6,083)	(249,679)

Outstanding options, end of year	—	$1,837	$48,516

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions, the accounting for swap agreements, and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$28,597
Accumulated net realized loss	$(28,597)

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$597,964	$531,530

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$42,152
Capital loss carryforwards	(4,269,677)
Net unrealized gains[1]	1,021,348
Qualified late-year losses[2]	(64,406)

Total	$(3,270,583)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$4,269,677

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$30,824,494

Gross unrealized appreciation	$2,078,998
Gross unrealized depreciation	(1,022,290)

Net unrealized appreciation	$1,056,708

6. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

For the year ended December 31, 2011, the average amount of transactions considered as borrowings and the daily weighted average interest rates from reverse repurchase agreements and treasury roll transactions for the Fund were $1,804,713 and 0.12%, respectively.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	1,891	$24,407
Shares issued to shareholders in reinvestment of dividends and distributions	48,252	597,964
Shares redeemed	(315,914)	(3,967,115)

Net decrease	(265,771)	$(3,344,744)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	2,134	$25,331
Shares issued to shareholders in reinvestment of dividends and distributions	44,605	531,530
Shares redeemed	(377,598)	(4,380,364)

Net decrease	(330,859)	$(3,823,503)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Balanced Capital V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

December 31, 2011

Annual Report

BlackRock Basic Value V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12-month period, the Fund underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

—

Stock selection in the metals & mining industry detracted from the Fund’s performance in the materials sector. In the energy sector, stock selection among oil and gas names hurt returns. In the information technology (“IT”) sector, the Fund’s exposure to semiconductors and electronic equipment had a negative impact. In utilities, an underweight relative to the benchmark index in electric utilities hindered the Fund’s returns for the period. Notable individual detractors included Alcoa, Inc., United States Steel Corp., Micron Technology, Inc. and Peabody Energy Corp.

—

Positive performance came from the health care sector, where stock selection within the pharmaceuticals and health care equipment & supplies industries boosted returns. In industrials, the Fund’s holdings of industrial conglomerates enhanced performance. Within financials, an underweight to commercial banks proved beneficial. Notable individual contributors for the period included Motorola Mobility Holdings, Inc., International Business Machines Corp., Unilever NV and Exxon Mobil Corp.

Describe recent portfolio activity.

—	During the 12-month period, the Fund’s exposure to health care and financials increased as the Fund added to existing holdings in these sectors and established new positions in Aetna, Inc., Medtronic, Inc., Aflac, Inc. and Lincoln National Corp. The Fund reduced exposure to consumer discretionary, consumer staples and telecommunication services (“telecom”) by trimming holdings and exiting positions in Kraft Foods, Inc., Spring Nextel Corp. and Qwest Communications International, Inc.

Describe portfolio positioning at period end.

—

Relative to the Russell 1000® Value Index, the Fund ended the period overweight in IT, health care, materials, energy and industrials; underweight in financials, utilities, consumer discretionary and telecom; and neutral in consumer staples.

—

The US economy continues to recover, although it remains pressured by fiscal and economic stresses in Europe. In addition, while global growth continues to be driven by emerging markets, there is some concern that those markets may be cooling. These international pressures coinciding with a Presidential election year in the US may have the effect of sustaining high levels of uncertainty for both corporations and consumers for the foreseeable future. It is portfolio management’s view that current valuations of many companies reflect a retrenchment in profitability, a scenario that management does not expect to unfold. As such, the Fund is being managed to take advantage of the price and valuation dislocations in areas such as financials and IT, while at the same time maintaining an overweight in the more stable, less cyclical sectors such as health care, where there are also many compelling investment opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equities that Fund management believes are undervalued.

[2]

Assuming transaction costs, and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary as of December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years
Class I Shares[5]	(6.97)%	(2.45)%	(1.46)%	3.56%
Class II Shares[5]	(7.09)	(2.64)	(1.61)	3.40
Class III Shares[5]	(7.15)	(2.78)	(1.72)	3.29	[6]
S&P 500® Index	(3.69)	2.11	(0.25)	2.92
Russell 1000® Value Index	(5.22)	0.39	(2.64)	3.89

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]

The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Fund Information as of December 31, 2011

Investment Criteria	Percent of Long-Term Investments
Above-Average Yield	44%
Below-Average Price/Earnings Ratio	19
Price-to-Earnings Per Share	16
Low Price-to-Book Value	12
Price-to-Cash Flow	8
Special Situations	1

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$930.30	$3.26	$1,000.00	$1,021.83	$3.41	0.67%
Class II	$1,000.00	$929.10	$3.99	$1,000.00	$1,021.07	$4.18	0.82%
Class III	$1,000.00	$928.50	$4.47	$1,000.00	$1,020.57	$4.69	0.92%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Above-Average Yield — 44.6%
Aerospace & Defense — 2.5%
Honeywell International, Inc.	108,300	$5,886,105
Textron, Inc.	227,300	4,202,777

		10,088,882
Beverages — 0.6%
PepsiCo, Inc.	34,200	2,269,170
Chemicals — 1.7%
E.I. du Pont de Nemours & Co.	156,500	7,164,570
Commercial Banks — 1.5%
U.S. Bancorp	234,300	6,337,815
Communications Equipment — 1.4%
Cisco Systems, Inc.	311,600	5,633,728
Diversified Financial Services — 3.3%
JPMorgan Chase & Co.	406,576	13,518,652
Diversified Telecommunication Services — 2.4%
AT&T, Inc.	149,995	4,535,849
Verizon Communications, Inc.	136,100	5,460,332

		9,996,181
Electric Utilities — 2.1%
The Southern Co.	185,700	8,596,053
Energy Equipment & Services — 1.4%
Ensco Plc — ADR	125,600	5,893,152
Food Products — 0.4%
General Mills, Inc.	40,400	1,632,564
Industrial Conglomerates — 4.9%
General Electric Co.	614,600	11,007,486
Tyco International Ltd.	189,900	8,870,229

		19,877,715
Multi-Utilities — 2.0%
Dominion Resources, Inc.	150,900	8,009,772
Oil, Gas & Consumable Fuels — 6.0%
Chevron Corp.	33,000	3,511,200
Exxon Mobil Corp.	172,100	14,587,196
Marathon Oil Corp.	226,600	6,632,582

		24,730,978
Pharmaceuticals — 10.4%
Eli Lilly & Co.	135,000	5,610,600
Johnson & Johnson	109,200	7,161,336
Merck & Co., Inc.	387,081	14,592,953
Pfizer, Inc.	690,820	14,949,345

		42,314,234
Software — 4.0%
Microsoft Corp.	633,500	16,445,660
Total Above-Average Yield		182,509,126
Below-Average Price/Earnings Ratio — 18.9%
Diversified Financial Services — 2.5%
Citigroup, Inc.	382,030	10,051,209

Common Stocks	Shares	Value

Below-Average Price/Earnings Ratio (concluded)
Energy Equipment & Services — 2.0%
Noble Corp. (a)	272,500	$8,234,950
Food Products — 2.5%
Unilever NV — ADR	301,400	10,359,118
Insurance — 7.0%
ACE Ltd.	83,100	5,826,972
MetLife, Inc.	312,200	9,734,396
Prudential Financial, Inc.	96,100	4,816,532
The Travelers Cos., Inc.	141,308	8,361,195

		28,739,095
Media — 1.6%
Viacom, Inc., Class B	140,500	6,380,105
Metals & Mining — 1.1%
Nucor Corp.	115,100	4,554,507
Oil, Gas & Consumable Fuels — 2.2%
Devon Energy Corp.	143,900	8,921,800
Total Below-Average Price/Earnings Ratio		77,240,784
Low Price-to-Book Value — 12.9%
Commercial Banks — 3.3%
Wells Fargo & Co.	491,000	13,531,960
Energy Equipment & Services — 1.0%
Halliburton Co.	114,300	3,944,493
Household Products — 1.3%
Kimberly-Clark Corp.	74,000	5,443,440
Insurance — 1.0%
Hartford Financial Services Group, Inc.	241,000	3,916,250
Media — 2.1%
Comcast Corp., Special Class A	200,900	4,733,204
Walt Disney Co.	104,400	3,915,000

		8,648,204
Metals & Mining — 0.9%
Alcoa, Inc.	430,600	3,724,690
Semiconductors & Semiconductor Equipment — 3.3%
LSI Corp. (a)	1,328,300	7,903,385
Micron Technology, Inc. (a)(b)	880,200	5,536,458

		13,439,843
Total Low Price-to-Book Value		52,648,880
Price-to-Cash Flow — 8.1%
Construction & Engineering — 1.7%
Jacobs Engineering Group, Inc. (a)(b)	166,000	6,736,280
Food & Staples Retailing — 1.7%
CVS Caremark Corp.	31,400	1,280,492
The Kroger Co.	241,400	5,846,708

		7,127,200
IT Services — 1.8%
The Western Union Co.	395,700	7,225,482

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Price-to-Cash Flow (concluded)
Media — 1.6%
Time Warner, Inc.	175,133	$6,329,307
Oil, Gas & Consumable Fuels — 1.3%
Hess Corp.	17,200	976,960
Peabody Energy Corp.	135,100	4,473,161

		5,450,121
Total Price-to-Cash Flow		32,868,390
Price-to-Earnings Per Share — 14.9%
Airlines — 1.3%
Delta Air Lines, Inc. (a)	672,000	5,436,480
Automobiles — 0.2%
General Motors Co. (a)	40,400	818,908
Biotechnology — 1.7%
Amgen, Inc.	105,900	6,799,839
Electronic Equipment, Instruments & Components — 2.7%
Corning, Inc.	854,100	11,086,218
Food Products — 1.6%
Archer-Daniels-Midland Co.	234,000	6,692,400
Health Care Equipment & Supplies — 3.8%
Baxter International, Inc.	99,000	4,898,520
Medtronic, Inc.	278,738	10,661,728

		15,560,248
Health Care Providers & Services — 1.2%
Aetna, Inc.	112,100	4,729,499
Insurance — 1.7%
Aflac, Inc.	114,300	4,944,618
Lincoln National Corp.	101,800	1,976,956

		6,921,574
Metals & Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc., Class B	54,200	1,994,018
Semiconductors & Semiconductor Equipment — 0.2%
Marvell Technology Group Ltd. (a)	57,600	797,760
Total Price-to-Earnings Per Share		60,836,944
Special Situations — 0.5%
IT Services — 0.5%
International Business Machines Corp.	10,810	1,987,743
Total Long-Term Investments (Cost — $391,859,186) — 99.9%		408,091,867

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	801,861	801,861

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.22% (c)(d)(e)	$4,899	4,899,086
Total Short-Term Securities (Cost — $5,700,947) — 1.4%		5,700,947
Total Investments (Cost — $397,560,133) — 101.3%		413,792,814
Liabilities in Excess of Other Assets — (1.3)%		(5,208,901)

Net Assets — 100.0%		$408,583,913

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at December 31, 2011	Income
BlackRock Liquidity Funds, Temp Fund, Institu tional Class	4,642,695	$(3,840,834)	801,861	$6,297
BlackRock Liquidity Series LLC, Money Market Series	$2,690,400	$2,208,686	$4,899,086	$11,586

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Schedule of Investments (concluded)

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	$408,091,867	—	—	$408,091,867
Short-Term Securities	801,861	$4,899,086	—	5,700,947
Total	$408,893,728	$4,899,086	—	$413,792,814

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $4,754,024) (cost—$391,859,186)	$408,091,867
Investments at value—affiliated (cost—$5,700,947)	5,700,947
Dividends receivable	586,175
Capital shares sold receivable	52,790
Securities lending income receivable—affiliated	972
Prepaid expenses	7,475

Total assets	414,440,226

Liabilities:
Collateral on securities loaned at value	4,899,086
Bank overdraft	1,087
Capital shares redeemed payable	686,735
Investment advisory fees payable	206,564
Distribution fees payable	8,177
Other affiliates payable	1,089
Officer’s and Directors’ fees payable	1,071
Other accrued expenses payable	52,504

Total liabilities	5,856,313

Net Assets	$408,583,913

Net Assets Consist of:
Paid-in capital	$467,880,328
Accumulated net realized loss	(75,529,096)
Net unrealized appreciation/depreciation	16,232,681

Net Assets	$408,583,913

Net Asset Value:
Class I—Based on net assets of $366,989,549 and 32,115,002 shares outstanding, 300 million shares authorized, $0.10 par value	$11.43

Class II—Based on net assets of $6,462,482 and 566,860 shares outstanding, 100 million shares authorized, $0.10 par value	$11.40

Class III—Based on net assets of $35,131,882 and 3,089,217 shares outstanding, 100 million shares authorized, $0.10 par value	$11.37

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$10,125,242
Foreign taxes withheld	(69,571)
Securities lending—affiliated	11,586
Dividends—affiliated	6,297

Total income	10,073,554

Expenses:
Investment advisory	2,685,024
Accounting services	99,805
Distribution—Class II	11,966
Distribution—Class III	82,556
Professional	64,867
Printing	47,691
Custodian	34,855
Officer and Directors	25,046
Transfer agent—Class I	4,540
Transfer agent—Class II	89
Transfer agent—Class III	371
Miscellaneous	24,262

Total expenses	3,081,072
Less fees waived by advisor	(3,855)

Total expenses after fees waived	3,077,217

Net investment income	6,996,337

Realized and Unrealized Gain (Loss):
Net realized gain from investments	39,271,160
Net change in unrealized appreciation/depreciation on investments	(56,543,646)

Total realized and unrealized loss	(17,272,486)

Net Decrease in Net Assets Resulting from Operations	$(10,276,149)

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$6,996,337	$7,675,984
Net realized gain	39,271,160	26,366,978
Net change in unrealized appreciation/depreciation	(56,543,646)	24,056,228

Net increase (decrease) in net assets resulting from operations	(10,276,149)	58,099,190

Dividends to Shareholders From:
Net investment income:
Class I	(6,983,861)	(7,267,580)
Class II	(112,455)	(123,919)
Class III	(579,631)	(378,042)

Decrease in net assets resulting from dividends to shareholders	(7,675,947)	(7,769,541)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(44,478,859)	(97,664,027)

Net Assets:
Total decrease in net assets	(62,430,955)	(47,334,378)
Beginning of year	471,014,868	518,349,246

End of year	$408,583,913	$471,014,868

Undistributed net investment income	—	$675,906

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$11.94	$10.75	$8.35	$13.86	$15.91

Net investment income[1]	0.19	0.17	0.20	0.24	0.23
Net realized and unrealized gain (loss)	(0.48)	1.20	2.40	(5.34)	0.07

Net increase (decrease) from investment operations	(0.29)	1.37	2.60	(5.10)	0.30

Dividends and distributions from:
Net investment income	(0.22)	(0.18)	(0.20)	(0.28)	(0.25)
Net realized gain	—	—	—	(0.13)	(2.10)

Total dividends and distributions	(0.22)	(0.18)	(0.20)	(0.41)	(2.35)

Net asset value, end of year	$11.43	$11.94	$10.75	$8.35	$13.86

Total Investment Return:[2]
Based on net asset value	(2.45)%	12.80%	31.14%	(36.77)%	1.82%

Ratios to Average Net Assets:
Total expenses	0.67%	0.67%	0.68%	0.68%	0.67%

Total expenses after fees waived	0.67%	0.67%	0.68%	0.68%	0.67%

Net investment income	1.58%	1.57%	2.17%	2.08%	1.37%

Supplemental Data:
Net assets, end of year (000)	$366,990	$433,249	$486,440	$391,301	$810,621

Portfolio turnover	58%	56%	43%	49%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$11.91	$10.72	$8.33	$13.81	$15.86

Net investment income[1]	0.17	0.15	0.18	0.22	0.20
Net realized and unrealized gain (loss)	(0.48)	1.21	2.39	(5.32)	0.07

Net increase (decrease) from investment operations	(0.31)	1.36	2.57	(5.10)	0.27

Dividends and distributions from:
Net investment income	(0.20)	(0.17)	(0.18)	(0.25)	(0.22)
Net realized gain	—	—	—	(0.13)	(2.10)

Total dividends and distributions	(0.20)	(0.17)	(0.18)	(0.38)	(2.32)

Net asset value, end of year	$11.40	$11.91	$10.72	$8.33	$13.81

Total Investment Return:[2]
Based on net asset value	(2.64)%	12.67%	30.91%	(36.83)%	1.64%

Ratios to Average Net Assets:
Total expenses	0.82%	0.82%	0.84%	0.83%	0.82%

Total expenses after fees waived	0.82%	0.82%	0.84%	0.83%	0.82%

Net investment income	1.42%	1.42%	2.03%	1.92%	1.22%

Supplemental Data:
Net assets, end of year (000)	$6,462	$8,948	$9,611	$9,192	$20,427

Portfolio turnover	58%	56%	43%	49%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$11.89	$10.71	$8.32	$13.80	$15.86

Net investment income[1]	0.16	0.14	0.17	0.21	0.18
Net realized and unrealized gain (loss)	(0.49)	1.20	2.40	(5.30)	0.08

Net increase (decrease) from investment operations	(0.33)	1.34	2.57	(5.09)	0.26

Dividends and distributions from:
Net investment income	(0.19)	(0.16)	(0.18)	(0.26)	(0.22)
Net realized gain	—	—	—	(0.13)	(2.10)

Total dividends and distributions	(0.19)	(0.16)	(0.18)	(0.39)	(2.32)

Net asset value, end of year	$11.37	$11.89	$10.71	$8.32	$13.80

Total Investment Return:[2]
Based on net asset value	(2.78)%	12.51%	30.87%	(36.91)%	1.53%

Ratios to Average Net Assets:
Total expenses	0.92%	0.92%	0.93%	0.93%	0.92%

Total expenses after fees waived	0.92%	0.92%	0.93%	0.93%	0.92%

Net investment income	1.37%	1.33%	1.91%	1.87%	1.12%

Supplemental Data:
Net assets, end of year (000)	$35,132	$28,818	$22,298	$15,784	$23,265

Portfolio turnover	58%	56%	43%	49%	37%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Basic Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.60% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.60%
$1 billion — $3 billion	0.56%
$3 billion — $5 billion	0.54%
$5 billion — $10 billion	0.52%
Greater than $10 billion	0.51%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $4,786 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending —affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $1,844 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2011, were $259,870,230 and $342,873,801, respectively.

4.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to distributions in excess of taxable income were reclassified to the following accounts:

Paid-in capital	$(3,704)
Distributions in excess of net investment income	$3,704

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$7,675,947	$7,769,541

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(66,317,784)
Net unrealized gains[1]	9,068,478
Qualified late-year losses[2]	(2,047,109)

Total	$(59,296,415)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date as follows:

Expires December 31,
2017	$66,317,784

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$404,724,336

Gross unrealized appreciation	$38,805,666
Gross unrealized depreciation	(29,737,188)

Net unrealized appreciation	$9,068,478

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

6.    Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	807,941	$9,598,717
Shares issued to shareholders in reinvestment of dividends	603,809	6,983,861
Shares redeemed	(5,568,036)	(66,719,360)

Net decrease	(4,156,286)	$(50,136,782)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	2,543,526	$28,486,963
Shares issued to shareholders in reinvestment of dividends	617,334	7,267,580
Shares redeemed	(12,127,780)	(135,640,540)

Net decrease	(8,966,920)	$(99,885,997)

Class II Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	6,477	$75,020
Shares issued to shareholders in reinvestment of dividends	9,724	112,455
Shares redeemed	(200,493)	(2,328,879)

Net decrease	(184,292)	$(2,141,404)

Class II shares Year Ended December 31, 2010	Shares	Amount
Shares sold	7,790	$82,649
Shares issued to shareholders in reinvestment of dividends	10,576	123,919
Shares redeemed	(163,329)	(1,784,988)

Net decrease	(144,963)	$(1,578,420)

Class III Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	1,239,113	$14,574,327
Shares issued to shareholders in reinvestment of dividends	50,329	579,631
Shares redeemed	(624,105)	(7,354,631)

Net increase	665,337	$7,799,327

Class III Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	1,000,484	$10,937,532
Shares issued to shareholders in reinvestment of dividends	32,329	378,042
Shares redeemed	(691,309)	(7,515,184)

Net increase	341,504	$3,800,390

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Basic Value V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

December 31, 2011

Annual Report

BlackRock Capital Appreciation V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12-month period ended December 31, 2011, the Fund underperformed its benchmark, the Russell 1000® Growth Index. The Fund also underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

—

Stock prices were volatile and highly correlated as investor sentiment shifted in response to macro news and global events in 2011. Against this backdrop, the Fund’s emphasis on company fundamentals and bias toward opportunistic stocks of higher-growth companies were not rewarded. Key areas of weakness included the information technology (“IT”), energy, health care and industrials sectors. In IT, semiconductor-related companies including Broadcom Corp., Cree, Inc., and Micron Technology, Inc. were among the most notable individual detractors. An underweight position (relative to the Russell 1000® Growth Index) in International Business Machines Corp. and positions in Salesforce.com, Inc. and communications equipment maker Alcatel-Lucent also weighed on results. In the energy sector, coal producer Alpha Natural Resources, Inc. was the greatest laggard. An underweight to Exxon Mobil Corp., a strong performer in the energy sector, also hindered returns. Weakness in health care was largely attributable to the Fund’s position in biotechnology firm Dendreon Corp., which released surprisingly disappointing sales results and lowered revenue expectations for its new prostate cancer drug. In industrials, share prices of Delta Air Lines, Inc. and United Continental Holdings, Inc. were negatively impacted by concerns about slowing economic growth and a spike in crude oil prices stemming from political unrest in the Middle East and North Africa. Lackluster performance from cyclical companies including staffing firm Manpower, Inc., construction & mining equipment maker Terex Corp. and truck manufacturer PACCAR, Inc. also hampered results.

—

Fund performance benefited from an underweight in the cyclically sensitive materials sector, which was the worst performing sector in the benchmark Russell 1000® Growth Index. A number of individual holdings also added value across various sectors. Apple, Inc. (IT), the Fund’s largest holding, was a strong positive contributor on solid iPhone, iPad and personal computer sales. Coal producer Massey Energy Corp. (energy) was another standout performer as shares surged higher following news that the company would be acquired. A position in Starbucks Corp. (consumer discretionary) also benefited Fund results. Other key contributors included Whole Foods Market, Inc. (consumer staples), heath care technology company Cerner Corp. (health care) and Boeing Co. (industrials).

Describe recent portfolio activity.

—

At the beginning of the 12-month period, the Fund’s holdings reflected a bias toward cyclically sensitive companies and an emphasis on opportunistic stocks. This positioning was moderated over the course of the year as the broader economic outlook became more uncertain. At the sector level, the most notable portfolio changes included increased exposure to energy, where the Fund established new positions in exploration & production companies Exxon Mobil Corp. and Range Resources Corp., and consumer staples, where new positions included PepsiCo, Inc. and Wal-Mart Stores, Inc. The Fund’s allocations to the IT, industrials and consumer discretionary sectors were reduced during the period.

Describe portfolio positioning at period end.

—

At period end, the most notable sector positioning as compared to the benchmark Russell 1000® Growth Index included overweights in IT and telecommunication services, and underweights in materials, consumer staples and financials. Within IT, the Fund was particularly overweight in communications equipment, internet software & services and semiconductor-related names.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Fund management believes have shown above-average growth rates in earnings over the long term.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than-average growth orientation.

Performance Summary as of December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years
Class I Shares[5]	(10.96)%	(8.88)%	1.53%	1.85%
Class III Shares[5]	(11.04)	(9.08)	1.30 [6]	1.61	[6]
S&P 500® Index	(3.69)	2.11	(0.25)	2.92
Russell 1000® Growth Index	(3.92)	2.64	2.50	2.60

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Fund Information as of December 31, 2011

Sector Allocations	Percent of Long-Term Investments
Information Technology	32%
Consumer Discretionary	15
Industrials	12
Energy	11
Consumer Staples	11
Health Care	10
Telecommunication Services	3
Materials	3
Financials	3
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]			Annualized Expense Ratio
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]
Class I	$1,000.00	$890.40	$3.43	$1,000.00	$1,021.58	$3.67	0.72%
Class III	$1,000.00	$889.60	$4.62	$1,000.00	$1,020.32	$4.94	0.97%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 6.8%
The Boeing Co.	138,000	$10,122,300
Precision Castparts Corp.	19,600	3,229,884
United Technologies Corp.	42,000	3,069,780

		16,421,964
Auto Components — 1.3%
BorgWarner, Inc. (a)	15,700	1,000,718
Johnson Controls, Inc.	68,500	2,141,310

		3,142,028
Automobiles — 0.7%
Tesla Motors, Inc. (a)(b)	58,000	1,656,480
Beverages — 4.2%
The Coca-Cola Co.	98,400	6,885,048
PepsiCo, Inc.	48,600	3,224,610

		10,109,658
Biotechnology — 1.4%
Biogen Idec, Inc. (a)	31,000	3,411,550
Capital Markets — 1.5%
Jefferies Group, Inc.	139,300	1,915,375
Morgan Stanley	119,600	1,809,548

		3,724,923
Chemicals — 2.1%
Celanese Corp., Series A	56,200	2,487,974
Monsanto Co.	30,800	2,158,156
Potash Corp. of Saskatchewan, Inc.	11,600	478,848

		5,124,978
Commercial Banks — 1.2%
Wells Fargo & Co.	101,700	2,802,852
Communications Equipment — 4.6%
Cisco Systems, Inc.	117,300	2,120,784
QUALCOMM, Inc.	163,300	8,932,510

		11,053,294
Computers & Peripherals — 8.0%
Apple, Inc. (a)	43,700	17,698,500
SanDisk Corp. (a)	36,700	1,806,007

		19,504,507
Diversified Consumer Services — 1.8%
Apollo Group, Inc., Class A (a)(b)	81,200	4,374,244
Diversified Telecommunication Services — 1.8%
Verizon Communications, Inc.	109,700	4,401,164
Energy Equipment & Services — 3.6%
Halliburton Co.	53,600	1,849,736
National Oilwell Varco, Inc.	37,300	2,536,027
Schlumberger Ltd.	63,800	4,358,178

		8,743,941
Food & Staples Retailing — 2.7%
Wal-Mart Stores, Inc.	71,100	4,248,936
Whole Foods Market, Inc.	34,500	2,400,510

		6,649,446
Food Products — 0.2%
Green Mountain Coffee Roasters, Inc. (a)(b)	10,800	484,380
Health Care Equipment & Supplies — 0.5%
Stryker Corp.	24,600	1,222,866

Common Stocks	Shares	Value

Health Care Providers & Services — 2.2%
AmerisourceBergen Corp.	92,700	$3,447,513
Cardinal Health, Inc.	45,900	1,863,999

		5,311,512
Health Care Technology — 1.6%
Cerner Corp. (a)(b)	63,400	3,883,250
Hotels, Restaurants & Leisure — 3.2%
Chipotle Mexican Grill, Inc. (a)	4,300	1,452,282
Las Vegas Sands Corp. (a)	73,500	3,140,655
Starbucks Corp.	70,800	3,257,508

		7,850,445
Household Durables — 1.2%
Stanley Black & Decker, Inc.	41,200	2,785,120
Household Products — 3.4%
The Procter & Gamble Co.	124,000	8,272,040
Internet & Catalog Retail — 2.3%
Amazon.com, Inc. (a)	31,800	5,504,580
Internet Software & Services — 5.2%
eBay, Inc. (a)	88,100	2,672,073
Google, Inc., Class A (a)	12,400	8,009,160
Rackspace Hosting, Inc. (a)(b)	44,600	1,918,246

		12,599,479
IT Services — 3.5%
Accenture Plc	39,000	2,075,970
International Business Machines Corp.	11,000	2,022,680
VeriFone Systems, Inc. (a)(b)	57,700	2,049,504
Visa, Inc., Class A	24,100	2,446,873

		8,595,027
Machinery — 4.3%
Danaher Corp.	133,000	6,256,320
Eaton Corp.	70,800	3,081,924
Terex Corp. (a)(b)	87,400	1,180,774

		10,519,018
Media — 1.1%
Comcast Corp., Class A	112,000	2,655,520
Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc., Class B	41,100	1,512,069
Oil, Gas & Consumable Fuels — 6.6%
Alpha Natural Resources, Inc. (a)	67,475	1,378,514
Anadarko Petroleum Corp.	59,400	4,534,002
Exxon Mobil Corp.	73,300	6,212,908
Range Resources Corp.	63,700	3,945,578

		16,071,002
Pharmaceuticals — 4.2%
Allergan, Inc.	31,600	2,772,584
Johnson & Johnson	48,200	3,160,956
Pfizer, Inc.	140,400	3,038,256
Valeant Pharmaceuticals International, Inc. (a)	28,300	1,321,327

		10,293,123
Professional Services — 0.6%
Manpower, Inc.	38,600	1,379,950
Semiconductors & Semiconductor Equipment — 3.9%
Avago Technologies Ltd.	37,400	1,079,364
Broadcom Corp., Class A (a)	63,700	1,870,232
Marvell Technology Group Ltd. (a)	157,600	2,182,760
NXP Semiconductors NV (a)	77,900	1,197,323

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment (concluded)
Texas Instruments, Inc.	39,500	$1,149,845
Xilinx, Inc.	58,300	1,869,098

		9,348,622
Software — 6.1%
Check Point Software Technologies Ltd. (a)	64,300	3,378,322
Microsoft Corp.	90,600	2,351,976
Oracle Corp.	61,400	1,574,910
Red Hat, Inc. (a)	73,300	3,026,557
Salesforce.com, Inc. (a)	30,500	3,094,530
VMware, Inc. (a)	17,800	1,480,782

		14,907,077
Specialty Retail — 2.7%
Home Depot, Inc.	96,400	4,052,656
Tiffany & Co.	36,300	2,405,238

		6,457,894
Textiles, Apparel & Luxury Goods — 1.1%
Coach, Inc.	36,400	2,221,856
Michael Kors Holdings Ltd. (a)	13,600	370,600

		2,592,456
Wireless Telecommunication Services — 1.0%
American Tower Corp., Class A (a)	30,900	1,854,309
NII Holdings, Inc. (a)	26,900	572,970

		2,427,279
Total Long-Term Investments (Cost — $215,907,857) — 97.2%		235,793,738

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10%, (c)(d)	6,486,114	6,486,114

	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.22% (c)(d)(e)	$12,351	12,350,969
Total Short-Term Securities (Cost — $18,837,083) — 7.8%		18,837,083
Total Investments (Cost — $234,744,940) — 105.0%		254,630,821
Liabilities in Excess of Other Assets — (5.0)%		(12,134,005)

Net Assets — 100.0%		$242,496,816

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,044,215	$5,441,899	6,486,114	$4,083
BlackRock Liquidity Series LLC, Money Market Series	$2,659,250	$9,691,719	$12,350,969	$34,608

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	$235,793,738	—	—	$235,793,738
Short-Term Securities	6,486,114	$12,350,969		18,837,083
Total	$242,279,852	$12,350,969	—	$254,630,821

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $12,017,841) (cost—$215,907,857)	$235,793,738
Investments at value—affiliated (cost—$18,837,083)	18,837,083
Capital shares sold receivable	557,401
Investments sold receivable	889,543
Dividends receivable	131,543
Securities lending income receivable—affiliated	10,375
Prepaid expenses	13,179

Total assets	256,232,862

Liabilities:
Collateral on securities loaned at value	12,350,969
Investments purchased payable	1,089,679
Investment advisory fees payable	132,199
Capital shares redeemed payable	115,975
Distribution fees payable	7,255
Officer’s and Directors’ fees payable	742
Other affiliates payable	611
Other accrued expenses payable	38,616

Total liabilities	13,736,046

Net Assets	$242,496,816

Net Assets Consist of:
Paid-in capital	$225,531,699
Accumulated net realized loss	(2,920,764)
Net unrealized appreciation/depreciation	19,885,881

Net Assets	$242,496,816

Net Asset Value:
Class I—Based on net assets of $203,705,604 and 26,716,098 shares outstanding, 100 million shares authorized, $0.10 par value	$7.62

Class III—Based on net assets of $38,791,212 and 5,097,273 shares outstanding, 100 million shares authorized, $0.10 par value	$7.61

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$2,553,427
Foreign taxes withheld	(219)
Securities lending—affiliated	34,608
Dividends—affiliated	4,083

Total income	2,591,899

Expenses:
Investment advisory	1,581,514
Accounting services	55,034
Professional	32,629
Distribution—Class III	29,525
Custodian	26,647
Printing	23,494
Officer and Directors	20,794
Transfer agent—Class I	4,755
Transfer agent—Class III	245
Registration	882
Miscellaneous	16,740

Total expenses	1,792,259
Less fees waived by advisor	(2,617)

Total expenses after fees waived	1,789,642

Net investment income	802,257

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	13,667,578
Foreign currency transactions	2,371

13,669,949

Net change in unrealized appreciation/depreciation on investments	(36,131,578)

Total realized and unrealized loss	(22,461,629)

Net Decrease in Net Assets Resulting from Operations	$(21,659,372)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$802,257	$430,034
Net realized gain	13,669,949	18,371,378
Net change in unrealized appreciation/depreciation	(36,131,578)	18,421,859

Net increase (decrease) in net assets resulting from operations	(21,659,372)	37,223,271

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(709,579)	(431,679)
Class III	(100,449)	(637)
Net realized gain:
Class I	(4,697,780)	—
Class III	(880,764)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(6,388,572)	(432,316)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	21,973,871	9,215,702

Net Assets:
Total increase (decrease) in net assets	(6,074,073)	46,006,657
Beginning of year	248,570,889	202,564,232

End of year	$242,496,816	$248,570,889

Undistributed net investment income	—	$5

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$8.59	$7.20	$5.31	$8.75	$8.22

Net investment income[1]	0.03	0.02	0.03	0.03	0.02
Net realized and unrealized gain (loss)	(0.77)	1.39	1.88	(3.43)	1.56

Net increase (decrease) from investment operations	(0.74)	1.41	1.91	(3.40)	1.58

Dividends and distributions from:
Net investment income	(0.05)	(0.02)	(0.02)	(0.03)	(0.04)
Net realized gain	(0.18)	—	—	(0.01)	(1.01)

Total dividends and distributions	(0.23)	(0.02)	(0.02)	(0.04)	(1.05)

Net asset value, end of year	$7.62	$8.59	$7.20	$5.31	$8.75

Total Investment Return:[2]
Based on net asset value	(8.88)%	19.53%	36.01%	(38.84)%	19.08%

Ratios to Average Net Assets:
Total expenses	0.72%	0.74%	0.78%	0.77%	0.79%

Total expenses after fees waived	0.72%	0.74%	0.78%	0.77%	0.79%

Net investment income	0.34%	0.22%	0.42%	0.40%	0.29%

Supplemental Data:
Net assets, end of year (000)	$203,706	$248,090	$202,564	$91,936	$159,288

Portfolio turnover	84%	76%	102%	141%	102%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2011	Period June 15, 2010[1] to December 31, 2010		Year Ended December 31, 2007[2]
Per Share Operating Performance:
Net asset value, beginning of period	$8.59	$7.11		$8.22

Net investment income (loss)[3]	0.02	(0.00)	[4]	0.01
Net realized and unrealized gain (loss)	(0.80)	1.49		1.55

Net increase (decrease) from investment operations	(0.78)	1.49		1.56

Dividends and distributions from:
Net investment income	(0.02)	(0.01)		(0.02)
Net realized gain	(0.18)	—		(1.01)

Total dividends and distributions	(0.20)	(0.01)		(1.03)

Net asset value, end of period	$7.61	$8.59		$8.75

Total Investment Return:[5]
Based on net asset value	(9.08)%	20.98%	[6]	18.84%

Ratios to Average Net Assets:
Total expenses	0.97%	0.99%	[7]	1.01%

Total expenses after fees waived	0.97%	0.99%	[7]	1.01%

Net investment income (loss)	0.21%	(0.06)%	[7]	0.06%

Supplemental Data:
Net assets, end of period (000)	$38,791	$480		$—	[2]

Portfolio turnover	84%	76%		102%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008 and December 31, 2009.

[3]	Based on average shares outstanding

[4]	Amount is less than $(0.01) per share.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Capital Appreciation V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund’s does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.65% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.65%
$1 billion-$3billion	0.61%
$3 billion-$5 billion	0.59%
$5 billion-$10 billion	0.57%
Greater than $10 billion	0.55%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $2,655 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $17,947 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2011, were $235,010,259 and $203,061,860, respectively.

4.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to the accounting for foreign currency transactions and the reclassification of distributions were reclassified to the following accounts:

Distributions in excess of net investment income	$7,766
Accumulated net realized loss	$(7,766)

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$804,633	$432,316
Long-term capital gains	5,583,939	—

Total	$6,388,572	$432,316

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$1,544,150
Net unrealized gains[1]	19,001,533
Qualified late-year losses[2]	(3,580,566)

Total	$16,965,117

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$235,629,288

Gross unrealized appreciation	$30,262,713
Gross unrealized depreciation	(11,261,180)

Net unrealized appreciation	$19,001,533

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2011, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	3,113,876	$26,292,786
Shares issued to shareholders in reinvestment of dividends	706,844	5,407,359
Shares redeemed	(5,977,057)	(50,180,797)

Net decrease	(2,156,337)	$(18,480,652)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	4,926,312	$39,705,944
Shares issued to shareholders in reinvestment of dividends	50,195	431,679
Shares redeemed	(4,218,872)	(31,348,938)

Net increase	757,635	$8,788,685

Class III Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	4,940,093	$39,695,553
Shares issued to shareholders in reinvestment of dividends	128,431	981,213
Shares redeemed	(27,166)	(222,243)

Net increase	5,041,358	$40,454,523

Class III Shares Period June 15, 2010[1] to December 31, 2010	Shares	Amount
Shares sold	59,044	$453,188
Shares issued to shareholders in reinvestment of dividends	74	637
Shares redeemed	(3,203)	(26,808)

Net increase	55,915	$427,017

[1]	Recommencement of operations.

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Capital Appreciation V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

December 31, 2011

Annual Report

BlackRock Equity Dividend V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12-month period ended December 31, 2011, the Fund outperformed its performance benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

—

The largest contributor to the Fund’s outperformance relative to the benchmark index was a combination of strong stock selection and an underweight position in the financials sector. Security selection in consumer discretionary also had a positive impact as several higher conviction portfolio holdings achieved significant price appreciation during the year. An overweight and strong stock selection in consumer staples added to returns, as did selection in energy, health care, industrials, information technology (“IT”) and utilities.

—

Detracting from performance during the period was the Fund’s sector underweight in health care, followed by a combination of an overweight and stock selection in the materials sector, which was pressured during the period due to fears of slowing global growth and staggering demand. Sector underweights in IT, consumer discretionary and utilities also hindered returns.

Describe recent portfolio activity.

—	During the 12-month period, there were relatively few changes to the Fund’s holdings or sector allocations. However, given concerns of a continued economic slowdown in Europe, the Fund reduced exposure to companies with higher portions of revenues coming from the euro zone.

Describe portfolio positioning at period end.

—

The Fund remains positioned to benefit from the proliferation of middle-class populations in emerging markets as fund management believes that consumption patterns in these markets will continue to present investors with select opportunities. Industry leaders with strong brand recognition and early market penetration should be better positioned to grow their revenues as demand accelerates for their products or services. This theme is currently reflected in the Fund’s sector overweights in materials, industrials and consumer staples. Additionally, fund management believes the US consumer still faces a challenging future, especially given the level of uncertainty around unemployment, taxes and healthcare costs. The disparity between higher and lower-end consumers and the widening gap between income levels may put additional pressure on spending. Accordingly, the Fund’s positioning reflects less of an emphasis on broad exposure to consumer discretionary, financials and health care stocks, and rather a focus on higher-quality, cash-rich companies in these sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Effective October 1, 2010, the Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary as of December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year		5 Years[6]	10 Years[6]
Class I Shares[5]	(1.62)%	5.96%		2.34%	7.02%
Class III Shares[5]	(1.68)[7]	5.77	[7]	2.10 [7]	6.76	[7]
Russell 1000® Value Index	(5.22)	0.39		(2.64)	3.89
S&P 500® Index	(3.69)	2.11		(0.25)	2.92

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Fund Information as of December 31, 2011

Sector Allocations	Percent of Long-Term Investments
Industrials	15%
Financials	15
Energy	14
Consumer Staples	14
Materials	9
Utilities	8
Consumer Discretionary	8
Health Care	7
Telecommunication Services	6
Information Technology	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$983.80	$5.15	$1,000.00	$1,020.01	$5.24	1.03%
Class III	$1,000.00	$983.20	$6.30	$1,000.00	$1,018.72	$6.41	1.26%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 5.2%
General Dynamics Corp.	4,200	$278,922
Honeywell International, Inc.	4,500	244,575
Northrop Grumman Corp.	4,500	263,160
Raytheon Co.	8,400	406,392
Rockwell Collins, Inc.	1,300	71,981
United Technologies Corp.	6,200	453,158

		1,718,188
Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	3,400	248,846
Auto Components — 0.4%
Johnson Controls, Inc.	4,400	137,544
Beverages — 2.2%
The Coca-Cola Co.	5,900	412,823
Diageo Plc	14,800	323,381

		736,204
Capital Markets — 0.2%
The Bank of New York Mellon Corp.	3,000	59,730
Chemicals — 3.2%
Air Products & Chemicals, Inc.	900	76,671
The Dow Chemical Co.	6,000	172,560
E.I. du Pont de Nemours & Co.	9,900	453,222
Olin Corp.	6,600	129,690
Praxair, Inc.	2,300	245,870

		1,078,013
Commercial Banks — 6.1%
The Bank of Nova Scotia	6,300	314,335
National Bank of Canada	5,200	368,224
The Toronto-Dominion Bank	3,700	277,078
U.S. Bancorp	15,300	413,865
Wells Fargo & Co.	24,200	666,952

		2,040,454
Consumer Finance — 0.9%
American Express Co.	6,600	311,322
Containers & Packaging — 0.6%
Packaging Corp. of America	2,900	73,196
Temple-Inland, Inc.	4,400	139,524

		212,720
Diversified Financial Services — 2.4%
Bank of America Corp.	23,400	130,104
JPMorgan Chase & Co.	19,600	651,700

		781,804
Diversified Telecommunication Services — 5.3%
AT&T, Inc.	17,847	539,693
BCE, Inc.	3,000	125,010
CenturyLink, Inc.	12,101	450,157
Frontier Communications Corp.	1,992	10,259
Verizon Communications, Inc.	13,600	545,632
Windstream Corp.	8,155	95,740

		1,766,491

Common Stocks	Shares	Value

Electric Utilities — 3.8%
American Electric Power Co., Inc.	3,900	$161,109
Duke Energy Corp.	6,743	148,346
FirstEnergy Corp.	1,600	70,880
ITC Holdings Corp.	1,000	75,880
NextEra Energy, Inc.	4,300	261,784
Northeast Utilities, Inc.	3,200	115,424
PPL Corp.	3,200	94,144
The Southern Co.	7,200	333,288

		1,260,855
Electrical Equipment — 0.3%
Rockwell Automation, Inc.	1,500	110,055
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	2,500	170,775
Food & Staples Retailing — 0.7%
Wal-Mart Stores, Inc.	3,600	215,136
Food Products — 4.3%
General Mills, Inc.	6,700	270,747
H.J. Heinz Co.	3,700	199,948
Kraft Foods, Inc.	8,800	328,768
Mead Johnson Nutrition Co.	4,000	274,920
Unilever NV — ADR	10,500	360,885

		1,435,268
Hotels, Restaurants & Leisure — 1.8%
McDonald’s Corp.	5,900	591,947
Household Products — 1.9%
Kimberly-Clark Corp.	3,300	242,748
The Procter & Gamble Co.	5,900	393,589

		636,337
Industrial Conglomerates — 2.3%
3M Co.	3,200	261,536
General Electric Co.	28,200	505,062

		766,598
Insurance — 3.5%
ACE Ltd.	3,000	210,360
Chubb Corp.	4,800	332,256
Prudential Financial, Inc.	4,200	210,504
The Travelers Cos., Inc.	7,200	426,024

		1,179,144
IT Services — 2.1%
Automatic Data Processing, Inc.	1,600	86,416
International Business Machines Corp.	3,400	625,192

		711,608
Leisure Equipment & Products — 0.5%
Mattel, Inc.	5,800	161,008
Machinery — 3.5%
Caterpillar, Inc.	6,600	597,960
Deere & Co.	7,400	572,390

		1,170,350

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AUD	Australian Dollar
CAD	Canadian Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Media — 1.0%
Comcast Corp., Special Class A	13,700	$322,772
Metals & Mining — 3.4%
BHP Billiton Ltd.	18,400	649,495
Barrick Gold Corp.	3,300	149,492
Rio Tinto Ltd.	3,300	203,442
Southern Copper Corp.	3,700	111,666

		1,114,095
Multi-Utilities — 2.6%
Consolidated Edison, Inc.	1,400	86,842
Dominion Resources, Inc.	6,200	329,096
Public Service Enterprise Group, Inc.	7,100	234,371
Sempra Energy	2,000	110,000
Wisconsin Energy Corp.	2,600	90,896

		851,205
Oil, Gas & Consumable Fuels — 12.6%
Cameco Corp.	2,800	50,599
Chevron Corp.	9,900	1,053,360
ConocoPhillips	4,300	313,341
Consol Energy, Inc.	1,300	47,710
EQT Corp.	3,900	213,681
Enbridge, Inc.	11,900	444,929
Exxon Mobil Corp.	8,800	745,888
Marathon Oil Corp.	6,400	187,328
Marathon Petroleum Corp.	3,200	106,528
Murphy Oil Corp.	600	33,444
Occidental Petroleum Corp.	3,300	309,210
Peabody Energy Corp.	1,200	39,732
Spectra Energy Corp.	5,421	166,696
Total SA — ADR	9,600	490,656

		4,203,102
Paper & Forest Products — 0.7%
MeadWestvaco Corp.	7,300	218,635
Pharmaceuticals — 6.6%
Abbott Laboratories	4,500	253,035
Bristol-Myers Squibb Co.	14,700	518,028
Johnson & Johnson	6,200	406,596
Merck & Co., Inc.	11,000	414,700
Pfizer, Inc.	28,100	608,084

		2,200,443
Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co.	6,300	117,621
Road & Rail — 1.7%
Canadian National Railway Company	4,500	353,520
Union Pacific Corp.	2,100	222,474

		575,994
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	12,100	293,425
Software — 1.0%
Microsoft Corp.	12,300	319,308
Specialty Retail — 2.1%
Home Depot, Inc.	8,100	340,524
Limited Brands, Inc.	9,000	363,150

		703,674
Textiles, Apparel & Luxury Goods — 1.1%
VF Corp.	2,900	368,271

Common Stocks	Shares	Value

Tobacco — 3.2%
Altria Group, Inc.	6,100	$180,865
Lorillard, Inc.	2,400	273,600
Philip Morris International, Inc.	7,900	619,992

		1,074,457
Water Utilities — 0.6%
American Water Works Co., Inc.	6,500	207,090
Wireless Telecommunication Services — 0.6%
Rogers Communications, Inc., Class B	1,400	53,939
Vodafone Group Plc — ADR	5,337	149,596

		203,535
Total Long-Term Investments (Cost — $27,229,525) — 91.0%		30,274,024

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (a)(b)	3,333,138	3,333,138
Total Short-Term Securities (Cost — $3,333,138) — 10.0%		3,333,138
Total Investments (Cost — $30,562,663) — 101.0%		33,607,162
Liabilities in Excess of Other Assets — (1.0)%		(335,584)

Net Assets — 100.0%		$33,271,578

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institu tional Class	198,864	$3,134,274	3,333,138	$633

(b)	Represents the current yield as of report date.

—	Foreign currency exchange contracts as of December 31, 2011 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation
AUD 21,000	USD 21,373	Deutsche Bank AG	1/05/12	$106
CAD 57,000	USD 55,862	Deutsche Bank AG	1/04/12	88
Total				$194

—

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Schedule of Investments (concluded)

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,718,188	—	—	$1,718,188
Air Freight & Logistics	248,846	—	—	248,846
Auto Components	137,544	—	—	137,544
Beverages	412,823	$323,381	—	736,204
Capital Markets	59,730	—	—	59,730
Chemicals	1,078,013	—	—	1,078,013
Commercial Banks	2,040,454	—	—	2,040,454
Consumer Finance	311,322	—	—	311,322
Containers & Packaging	212,720	—	—	212,720
Diversified Financial Services	781,804	—	—	781,804
Diversified Telecommunication Services	1,766,491	—	—	1,766,491
Electric Utilities	1,260,855	—	—	1,260,855
Electrical Equipment	110,055	—	—	110,055
Energy Equipment & Services	170,775	—	—	170,775
Food & Staples Retailing	215,136	—	—	215,136

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (concluded):
Common Stocks (concluded):
Food Products	$1,435,268	—	—	$1,435,268
Hotels, Restaurants & Leisure	591,947	—	—	591,947
Household Products	636,337	—	—	636,337
Industrial Conglomerates	766,598	—	—	766,598
Insurance	1,179,144	—	—	1,179,144
IT Services	711,608	—	—	711,608
Leisure Equipment & Products	161,008	—	—	161,008
Machinery	1,170,350	—	—	1,170,350
Media	322,772	—	—	322,772
Metals & Mining	261,158	$852,937	—	1,114,095
Multi-Utilities	851,205	—	—	851,205
Oil, Gas & Consumable Fuels	4,203,102	—	—	4,203,102
Paper & Forest Products	218,635	—	—	218,635
Pharmaceuticals	2,200,443	—	—	2,200,443
Real Estate Investment Trusts (REITs)	117,621	—	—	117,621
Road & Rail	575,994	—	—	575,994
Semiconductors & Semiconductor Equipment	293,425	—	—	293,425
Software	319,308	—	—	319,308
Specialty Retail	703,674	—	—	703,674
Textiles, Apparel & Luxury Goods	368,271	—	—	368,271
Tobacco	1,074,457	—	—	1,074,457
Water Utilities	207,090	—	—	207,090
Wireless Telecommunication Services	203,535	—	—	203,535
Short-Term Securities	3,333,138	—	—	3,333,138
Total	$32,430,844	$1,176,318	—	$33,607,162

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$194	—	$194

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (cost—$27,229,525)	$30,274,024
Investments at value—affiliated (cost—$3,333,138)	3,333,138
Dividends receivable	74,825
Capital shares sold receivable	30,914
Foreign currency at value (cost—$2,122)	2,120
Unrealized appreciation on foreign currency exchange contracts	194
Prepaid expenses	647

Total assets	33,715,862

Liabilities:
Investments purchased payable	388,269
Investment advisory fees payable	16,029
Capital shares redeemed payable	8,793
Officer’s and Directors’ fees payable	355
Distribution fees payable	306
Other affiliates payable	72
Other accrued expenses payable	30,460

Total liabilities	444,284

Net Assets	$33,271,578

Net Assets Consist of:
Paid-in capital	$30,239,991
Distributions in excess of net investment income	(600)
Accumulated net realized loss	(12,703)
Net unrealized appreciation/depreciation	3,044,890

Net Assets	$33,271,578

Net Asset Value:
Class I—Based on net assets of $30,924,783 and 3,785,647 shares outstanding, 100 million shares authorized, $0.10 par value	$8.17

Class III—Based on net assets of $2,346,795 and 287,270 shares outstanding, 100 million shares authorized, $0.10 par value	$8.17

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$941,954
Foreign taxes withheld	(25,692)
Dividends—affiliated	633

Total income	916,895

Expenses:
Investment advisory	176,623
Professional	61,447
Accounting services	17,102
Officer and Directors	16,721
Custodian	6,741
Printing	5,438
Transfer agent—Class I	4,959
Transfer agent—Class III	41
Distribution—Class III	632
Miscellaneous	12,003

Total expenses	301,707
Less fees waived by advisor	(346)

Total expenses after fees waived	301,361

Net investment income	615,534

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	213,177
Foreign currency transactions	(2,048)

211,129

Net change in unrealized appreciation/depreciation on:
Investments	1,009,100
Foreign currency transactions	833

1,009,933

Total realized and unrealized gain	1,221,062

Net Increase in Net Assets Resulting from Operations	$1,836,596

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$615,534	$738,788
Net realized gain	211,129	4,113,330
Net change in unrealized appreciation/depreciation	1,009,933	(2,278,039)

Net increase in net assets resulting from operations	1,836,596	2,574,079

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(611,471)	(751,318)
Class III	(13,199)	—
Net realized gain:
Class I	(183,768)	(3,744,629)
Class III	(12,699)	—
Tax return of capital:
Class I	(8,269)	—
Class III	(179)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(829,585)	(4,495,947)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	3,461,897	1,141,070

Net Assets:
Total increase (decrease) in net assets	4,468,908	(780,798)
Beginning of year	28,802,670	29,583,468

End of year	$33,271,578	$28,802,670

Undistributed (distributions in excess of) net investment income	$(600)	$10,585

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011		2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$7.92		$8.49	$7.69	$12.60	$11.93

Net investment income[1]	0.17		0.22	0.25	0.25	0.22
Net realized and unrealized gain (loss)	0.30		0.64	0.86	(4.43)	2.87

Net increase (decrease) from investment operations	0.47		0.86	1.11	(4.18)	3.09

Dividends and distributions from:
Net investment income	(0.17)		(0.24)	(0.25)	(0.26)	(0.23)
Net realized gain	(0.05)		(1.19)	(0.06)	(0.47)	(2.19)
Tax return of capital	(0.00)	[3]	—	—	—	—

Total dividends and distributions	(0.22)		(1.43)	(0.31)	(0.73)	(2.42)

Net asset value, end of year	$8.17		$7.92	$8.49	$7.69	$12.60

Total Investment Return:[2]
Based on net asset value	5.96%		10.33%	14.87%	(33.85)%	26.38%

Ratios to Average Net Assets:
Total expenses	1.02%		1.07%	0.94%	0.88%	0.76%

Total expenses after fees waived	1.02%		1.03%	0.94%	0.88%	0.76%

Net investment income	2.09%		2.73%	3.23%	2.38%	1.67%

Supplemental Data:
Net assets, end of year (000)	$30,925		$28,803	$29,583	$29,876	$55,613

Portfolio turnover	12%		103%	24%	16%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Amount is less than $(0.01) per share.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Financial Highlights (concluded)

	Class III
	Period July 1, 2011[1] to December 31, 2011		Year Ended December 31, 2007[2]
Per Share Operating Performance:
Net asset value, beginning of period	$8.60		$11.92

Net investment income[3]	0.06		0.18
Net realized and unrealized gain (loss)	(0.31)		2.88

Net increase (decrease) from investment operations	(0.25)		3.06

Dividends and distributions from:
Net investment income	(0.13)		(0.20)
Net realized gain	(0.05)		(2.19)
Tax return of capital	(0.00)	[4]	—

Total dividends and distributions	(0.18)		(2.39)

Net asset value, end of period	$8.17		$12.59

Total Investment Return:[5]
Based on net asset value	(2.94)%	[6]	26.16%

Ratios to Average Net Assets:
Total expenses	1.26%	[7]	1.02%

Total expenses after fees waived	1.26%	[7]	—

Net investment income	1.99%	[7]	1.41%

Supplemental Data:
Net assets, end of period (000)	$2,347		—	[2]

Portfolio turnover	12%		25%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010, and during the six months ended June 30, 2011.

[3]	Based on average shares outstanding.

[4]	Amount is less than $(0.01) per share.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Equity Dividend V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day.

Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$194

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Loss From
Foreign Currency Transactions
Foreign currency exchange contracts	$(432)

Net Change in Unrealized Appreciation/Depreciation on
Foreign Currency Transactions
Foreign currency exchange contracts	$194

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

For the year ended December 31, 2011 the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars sold	1
Average US dollar amounts sold	$19,309

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.60% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.60%
$1 billion-$3 billion	0.56%
$3 billion-$5 billion	0.54%
$5 billion-$10 billion	0.52%
Greater than $10 billion	0.51%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $303 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2011, were $3,988,879 and $3,423,070, respectively

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions were reclassified to the following accounts:

Distributions in excess of net investment income	$(2,049)
Accumulated net realized loss	$2,049

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$788,110	$751,318
Long-term capital gains	33,027	3,744,629
Tax return of capital	8,448	—

Total	$829,585	$4,495,947

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

Net unrealized gains[1]	$3,038,139
Qualified late-year losses[2]	(6,552)

Total	$3,031,587

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains /losses on certain foreign currency exchange contracts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$30,569,218

Gross unrealized appreciation	$3,948,568
Gross unrealized depreciation	(910,624)

Net unrealized appreciation	$3,037,944

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

7.    Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	681,893	$5,487,566
Shares issued to shareholders in reinvestment of dividends and distributions	97,333	803,509
Shares redeemed	(629,160)	(5,146,362)

Net increase	150,066	$1,144,713

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	198,936	$1,708,809
Shares issued to shareholders in reinvestment of dividends and distributions	564,217	4,495,947
Shares redeemed	(611,308)	(5,063,686)

Net increase	151,845	$1,141,070

Class III Shares Period July 1, 2011[1] to December 31, 2011	Shares	Amount
Shares sold	288,921	$2,330,244
Shares issued to shareholders in reinvestment of dividends and distributions	3,191	26,077
Shares redeemed	(4,842)	(39,137)

Net increase	287,270	$2,317,184

[1]	Recommencement of operations.

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Equity Dividend V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Equity Dividend V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Equity Dividend V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Equity Dividend V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

December 31, 2011

Annual Report

BlackRock Global Allocation V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12-month period ended December 31, 2011, the Fund underperformed its Reference Benchmark and outperformed the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Ex-US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

—

Within the equity segment of the Fund, stock selection in the United States, Canada and Brazil detracted from relative performance, as did an overweight in Russia and India. An overweight in Japan also detracted, although this was partially offset by positive results from stock selection within the country. From a sector perspective, stock selection in energy and consumer discretionary, as well as an underweight and stock selection in consumer staples, had a negative impact. An overweight in materials also weighed on returns, although this was partially offset by positive stock selection (led by gold-related securities) in the sector. From a broader asset allocation perspective, an underweight relative to the Reference Benchmark in fixed income detracted from Fund performance over the year. Within fixed income, security selection in the United States weighed on returns.

—	Contributing positively to relative performance during the period was a sector overweight to telecommunications services (“telecom”) in the equity portion of the Fund.

Describe recent portfolio activity.

—

During the 12-month period, the Fund’s overall equity allocation decreased from 66% to 64% of net assets. Within equities, the Fund decreased exposure to the United States, Asia and Brazil, and increased exposure to Europe. On a sector basis, the Fund decreased its weightings in financials and materials, and increased its weightings in information technology (“IT”), health care, consumer discretionary and telecom. The Fund’s allocation to fixed income decreased from 27% to 26% of net assets. The Fund decreased its weighting in US-denominated foreign corporate bonds and US convertible bonds, and increased exposure to Australian sovereign bonds, nominal US Treasury securities and UK gilts. Reflecting all of these portfolio changes, the Fund’s allocation to cash and cash equivalents increased from 7% to 10% of net assets.

—

Over the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rates) relatively low. The Fund’s cash position contributed modestly to performance for the period.

Describe portfolio positioning at period end.

—

Relative to its Reference Benchmark, the Fund ended the period overweight in equities and was significantly underweight in fixed income with 10% of net assets in cash and cash equivalents. Within the equity segment, the Fund was underweight in the United States and Europe, while it was overweight in Asia, particularly in Japan, and Brazil. On a sector basis, the Fund was overweight in materials, energy, telecom, health care and IT; while it was underweight in consumer staples, financials, consumer discretionary and industrials. Within fixed income, the Fund was underweight in nominal US Treasuries, sovereign debt in Asia, particularly in Japan, and Europe, and overweight sovereign debt in Brazil. In addition, the Fund was overweight in convertible bonds and corporate debt.

—

With respect to currency exposure, the Fund was underweight in the euro, Japanese yen, US dollar and British pound sterling, but overweight in the Brazilian real, Singapore dollar, Canadian dollar and Russian ruble, as well as several small Asian currencies, including the Malaysian ringgit and Hong Kong dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a portfolio of equity, debt and money market securities.

[2]

Assuming transaction costs, and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

[3]	This unmanaged market capitalization-weighted index is comprised of 2,458 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Ex-US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary as of December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years
Class I Shares[5]	(6.78)%	(3.49)%	3.95%	8.26%
Class II Shares[5]	(6.86)	(3.63)	3.79	8.14	[10]
Class III Shares[5]	(6.85)	(3.64)	3.70	8.01	[10]
FTSE World Index	(11.12)	(6.48)	(1.40)	4.71
Reference Benchmark	(3.91)	0.77	2.83	5.84
US Stocks: S&P 500® Index[6]	(3.69)	2.11	(0.25)	2.92
Non-US Stocks: FTSE World Index (Ex-US)[7]	(16.74)	(12.86)	(2.52)	6.66
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[8]	5.72	9.21	7.52	5.71
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[9]	0.47	5.17	7.23	8.36

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[7]	This unmanaged, capitalization-weighted index is comprised of 1,844 companies in 34 countries, excluding the United States.

[8]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.

[9]	This unmanaged, market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

[10]

The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Fund Information as of December 31, 2011

	Percent of Fund’s Net Assets		Reference Benchmark Percentages[4]
US Equities	34%[1]		36%
European Equities	10	[1]	12
Asian-Pacific Equities	14	[1]	8
Other Equities	6	[1]	4
Total Equities	64	[2]	60
US Dollar Denominated Fixed Income Securities	14		24
US Issuers	11		—
Non-US Issuers	3		—
Non-US Dollar Denominated Fixed Income Securities	12		16
Total Fixed Income Securities	26		40
Cash & Cash Equivalents	10	[3]	—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$932.20	$3.31	$1,000.00	$1,021.81	$3.47	0.68%
Class II	$1,000.00	$931.40	$4.04	$1,000.00	$1,021.01	$4.23	0.83%
Class III	$1,000.00	$931.50	$4.53	$1,000.00	$1,020.51	$4.74	0.93%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, swaps and options as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might other wise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 0.1%
Banco Macro SA — ADR	37,500	$731,250
Cresud SA Sponsored — ADR	102,501	1,167,487
IRSA Inversiones y Representaciones SA — ADR	119,255	1,236,674
Pampa Energia SA — ADR	123,500	1,327,625
Telecom Argentina SA — ADR	38,000	679,440
Tenaris SA — ADR	153,868	5,720,812

		10,863,288
Australia — 1.1%
Asciano Ltd.	944,435	4,340,011
BHP Billiton Ltd.	828,571	29,247,430
CSL Ltd.	311,418	10,153,103
Newcrest Mining Ltd.	853,677	26,015,887
Orica Ltd.	233,464	5,776,841
Rio Tinto Ltd.	339,723	20,943,630
Telstra Corp. Ltd.	1,567,044	5,329,554

		101,806,456
Austria — 0.0%
Telekom Austria AG	173,376	2,074,158
Belgium — 0.0%
RHJ International (a)	810,400	3,675,667
Brazil — 1.8%
All America Latina Logistica SA	446,350	2,225,468
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	427,983	15,373,200
Cia Energetica de Minas Gerais — ADR	262,100	4,662,759
Cosan Ltd.	1,095,287	12,004,345
Cyrela Brazil Realty SA	863,500	6,870,039
Hypermarcas SA	2,415,382	11,006,968
Itau Unibanco Holding SA, Preference Shares	387,800	7,066,786
MRV Engenharia e Participacoes SA	1,013,000	5,811,071
OGX Petroleo e Gas Participacoes SA (a)	421,600	3,078,511
Petroleo Brasileiro SA — ADR	2,300,838	54,046,685
Qualicorp SA (a)	660,500	5,931,309
SLC Agricola SA	685,400	5,695,590
Telefonica Brasil — ADR	884,667	24,177,949
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	196,700	1,070,369
Vale SA, Preference ‘A’ Shares	641,400	13,005,092

		172,026,141

Common Stocks	Shares	Value

Canada — 2.6%
Agnico-Eagle Mines Ltd.	282,393	$10,256,514
Alamos Gold, Inc.	542,106	9,338,857
Bank of Nova Scotia	81,615	4,072,138
Barrick Gold Corp.	603,888	27,325,932
BCE, Inc.	24,200	1,008,414
Brookfield Asset Management, Inc., Class A	264,517	7,268,927
Canadian Natural Resources Ltd.	346,137	12,935,140
Canadian Pacific Railway Ltd.	129,416	8,757,581
Canadian Pacific Railway Ltd.	20,502	1,388,803
Detour Gold Corp. (a)	218,666	5,398,233
Eldorado Gold Corp.	1,240,076	17,065,880
Goldcorp, Inc.	1,004,514	44,449,744
IAMGOLD Corp.	641,553	10,168,615
IAMGOLD Corp., International African Mining Gold Corp.	405,544	6,440,934
Katanga Mining Ltd. (a)(b)	1,220,115	1,401,261
Kinross Gold Corp.	980,531	11,193,694
Kinross Gold Corp. (b)	387,305	4,415,277
Osisko Mining Corp. (a)	509,095	4,917,295
Potash Corp. of Saskatchewan, Inc.	194,438	8,026,401
Rogers Communications, Inc., Class B	163,800	6,307,938
Rogers Communications, Inc., Class B	48,000	1,849,325
Silver Wheaton Corp.	440,426	12,754,737
Sino-Forest Corp. (a)	416,950	4,093
Suncor Energy, Inc.	518,566	14,955,062
Talisman Energy, Inc.	433,439	5,522,491
Teck Resources Ltd., Class B	37,672	1,325,678
TELUS Corp.	73,097	4,135,765
The Toronto-Dominion Bank	27,600	2,066,851
Valeant Pharmaceuticals International, Inc. (a)(c)	101,700	4,748,373

		249,499,953
Chile — 0.1%
Sociedad Quimica y Minera de Chile SA — ADR	86,099	4,636,431
China — 1.2%
Beijing Enterprises Holdings Ltd.	3,853,542	23,071,369
Chaoda Modern Agriculture Holdings Ltd. (b)	19,748,798	552,967
China BlueChemical Ltd.	5,950,300	4,494,981
China Life Insurance Co. Ltd. — ADR	66,702	2,465,973
China Mobile Ltd.	687,200	6,676,549
China Shenhua Energy Co. Ltd., Class H	1,259,367	5,445,838
China Telecom Corp. Ltd.	6,374,900	3,625,958

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	JPY	Japanese Yen
AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
BRL	Brazilian Real	MSCI	Morgan Stanley Capital International
CAD	Canadian Dollar	MXN	Mexican New Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (offshore)	NOK	Norwegian Krone
CNY	Chinese Renminbi	PLN	Polish Zloty
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	SPDR	Standard and Poor’s Depositary Receipts
GDR	Global Depositary Receipts	THB	Thai Baht
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
IDR	Indonesian Rupiah	USD	US Dollar
INR	Indian Rupee	ZAR	South African Rand
KRW	South Korean Won

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

China (concluded)
China Unicom Ltd. (c)	2,462,900	$5,192,182
CSR Corp. Ltd. (b)	1,926,500	1,096,025
Dongfang Electric Corp. Ltd.	1,355,000	4,003,145
Dongfeng Motor Group Co. Ltd., Class H	1,762,800	3,009,966
Guangshen Railway Co. Ltd. (b)	7,753,900	2,740,734
Guangzhou Automobile Group Co. Ltd.	4,206,602	3,499,615
Haitian International Holdings Ltd.	1,863,800	1,594,667
Huaneng Power International, Inc.	7,358,700	3,898,435
Jiangsu Expressway Co. Ltd.	3,372,800	3,095,301
Mindray Medical International Ltd. — ADR	51,361	1,316,896
Ping An Insurance Group Co. of China Ltd.	410,618	2,693,969
Shanghai Electric Group Co. Ltd., Class H	9,012,200	4,155,958
Shanghai Pharmaceuticals Holding Co. Ltd. (a)(b)	2,405,400	3,889,418
Sinopharm Group Co.	2,902,400	6,955,623
Tianjin Development Holdings Ltd. (a)	16,419,307	8,454,679
Tianjin Port Development Holdings Ltd.	24,798,900	3,243,175
Zhongsheng Group Holdings Ltd. (b)	2,783,500	4,621,336

		109,794,759
Egypt — 0.1%
Telecom Egypt	2,214,179	4,860,755
France — 1.4%
AXA SA	767,964	9,926,866
Atos Origin SA	50,589	2,210,192
BNP Paribas SA	436,136	16,982,886
Essilor International SA	215,927	15,221,034
France Telecom SA	462,561	7,239,845
LVMH Moet Hennessy Louis Vuitton SA	80,554	11,347,210
Sanofi-Aventis	175,974	12,863,294
Sanofi-Aventis — ADR	28,134	1,028,016
Societe Generale SA	248,853	5,493,581
Technip SA	41,561	3,896,340
Total SA	415,140	21,183,703
Total SA — ADR	430,762	22,016,246
Vivendi SA	217,650	4,751,194

		134,160,407
Germany — 2.2%
Allianz AG, Registered Shares	104,990	10,026,979
BASF SE	555,749	38,690,357
Bayer AG, Registered Shares	272,438	17,398,818
Bayerische Motoren Werke AG	97,941	6,547,171
Beiersdorf AG (c)	23,800	1,348,721
Daimler AG	269,798	11,819,451
Deutsche Bank AG	48,230	1,825,988
Deutsche Bank AG, Registered Shares	130,063	4,929,505
Deutsche Telekom AG — ADR	52,000	595,400
Deutsche Telekom AG, Registered Shares	1,279,142	14,672,883
Fresenius Medical Care AG & Co.	255,800	17,375,000
Infineon Technologies AG	816,120	6,129,480
Kabel Deutschland Holding AG (a)	139,814	7,087,935
Lanxess AG	173,566	8,964,111
Muenchener Rueckversicherungs AG, Registered Shares	36,294	4,447,565
SMA Solar Technology AG (b)	28,143	1,568,674
Siemens AG	343,051	32,821,687
Volkswagen AG, Preference Shares	136,006	20,334,443

		206,584,168

Common Stocks	Shares	Value

Hong Kong — 0.7%
AIA Group Ltd.	1,201,600	$3,740,486
Cheung Kong Holdings Ltd.	490,000	5,812,567
Cheung Kong Infrastructure Holdings Ltd.	924,500	5,405,401
China Resources Gas Group Ltd. (b)	2,898,000	4,132,746
China Resources Power Holdings Co. Ltd.	3,604,000	6,939,136
Hutchison Whampoa Ltd.	866,643	7,231,994
The Link Real Estate Investment Trust	5,003,546	18,401,501
Mongolian Mining Corp. (a)	2,656,112	1,991,353
Wharf Holdings Ltd.	1,266,640	5,709,600
Yuanda China Holdings Ltd. (a)	25,023,934	3,307,966

		62,672,750
India — 0.4%
Adani Enterprises Ltd.	700,640	3,869,513
Adani Power Ltd. (a)	3,150,179	3,700,051
Bharat Heavy Electricals Ltd.	1,802,589	8,098,201
Housing Development Finance Corp.	1,108,187	13,590,823
Larsen & Toubro Ltd.	140,926	2,636,008
Reliance Industries Ltd.	550,560	7,172,118

		39,066,714
Indonesia — 0.1%
Bumi Resources Tbk PT	27,722,436	6,623,635
Telekomunikasi Indonesia Tbk PT	3,168,200	2,457,188

		9,080,823
Ireland — 0.1%
Covidien Plc	141,899	6,386,874
Israel — 0.2%
Check Point Software Technologies Ltd. (a)	25,845	1,357,896
Teva Pharmaceutical Industries — ADR	542,864	21,909,991

		23,267,887
Italy — 0.5%
Assicurazioni Generali SpA	172,378	2,587,622
Eni SpA	940,530	19,391,504
Fiat Industrial SpA (a)	1,440,844	12,275,156
Intesa Sanpaolo SpA	3,465,426	5,771,720
Telecom Italia SpA	2,428,567	2,595,796

		42,621,798
Japan — 6.8%
Aisin Seiki Co. Ltd.	155,639	4,410,827
Asahi Kasei Corp.	1,025,100	6,177,767
Astellas Pharma, Inc.	135,593	5,506,064
Bridgestone Corp.	408,032	9,241,183
Canon, Inc.	397,858	17,508,655
Daihatsu Motor Co. Ltd.	406,107	7,221,717
Daiwa House Industry Co. Ltd.	389,590	4,657,420
Denso Corp.	211,920	5,821,620
East Japan Railway Co.	399,951	25,492,206
Fanuc Ltd.	52,918	8,071,702
Fuji Heavy Industries Ltd.	2,476,564	14,853,979
Futaba Industrial Co. Ltd.	374,421	2,101,568
Hitachi Chemical Co. Ltd.	325,800	5,703,048
Hitachi Ltd.	992,700	5,163,994
Honda Motor Co. Ltd.	574,383	17,496,214
Hoya Corp.	555,974	11,952,948
Inpex Corp.	3,184	20,047,172
JGC Corp.	576,302	13,836,238
JSR Corp.	226,300	4,170,751

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)
Kao Corp.	71,300	$1,945,491
KDDI Corp.	2,316	14,874,044
Kinden Corp.	390,718	3,293,793
Kirin Holdings Co. Ltd.	780,651	9,485,481
Komatsu Ltd.	265,800	6,197,894
Kubota Corp.	1,914,296	16,019,866
Kuraray Co. Ltd.	547,770	7,773,769
Kyowa Hakko Kirin Co. Ltd.	713,279	8,706,828
Marubeni Corp.	1,404,000	8,545,841
Mitsubishi Corp.	1,343,547	27,078,862
Mitsubishi Tanabe Pharma Corp.	277,870	4,389,812
Mitsubishi UFJ Financial Group, Inc.	2,053,127	8,691,871
Mitsui & Co. Ltd.	1,597,278	24,756,603
Mitsui Fudosan Co. Ltd.	241,100	3,515,648
MS&AD Insurance Group Holdings, Inc.	633,614	11,695,624
Murata Manufacturing Co. Ltd.	179,728	9,204,181
NGK Insulators Ltd.	4,490	53,159
Nintendo Co. Ltd.	73,200	10,049,782
Nippon Building Fund, Inc.	234	1,915,037
Nippon Electric Glass Co.	635,701	6,257,990
Nippon Telegraph & Telephone Corp.	341,530	17,387,262
NKSJ Holdings, Inc.	443,438	8,674,536
NTT DoCoMo, Inc.	21,228	38,975,032
NTT Urban Development Corp.	2,400	1,632,130
Okumura Corp.	1,323,751	5,424,601
Rinnai Corp.	90,423	6,474,715
Rohm Co. Ltd.	111,753	5,196,623
Shin-Etsu Chemical Co. Ltd.	445,134	21,864,879
Sony Financial Holdings, Inc.	263,800	3,890,560
Sumitomo Chemical Co. Ltd.	3,905,390	14,179,731
Sumitomo Electric Industries Ltd.	290,048	3,140,258
Sumitomo Mitsui Financial Group, Inc.	232,747	6,454,722
Suzuki Motor Corp.	1,119,789	23,056,522
TDK Corp.	148,833	6,564,033
Terumo Corp.	110,375	5,188,676
Toda Corp.	1,281,896	4,667,762
Toho Co. Ltd.	222,962	3,970,511
Tokio Marine Holdings, Inc.	1,028,223	22,768,788
Tokyo Gas Co. Ltd.	3,404,070	15,687,887
Toyota Industries Corp.	573,377	15,513,139
Toyota Motor Corp.	279,053	9,227,475
Ube Industries Ltd.	3,151,346	8,613,561
West Japan Railway Co.	191,500	8,320,936
Yahoo! Japan Corp.	16,452	5,292,835
Yamada Denki Co. Ltd.	87,050	5,929,775

		641,983,598
Kazakhstan — 0.1%
KazMunaiGas Exploration Production — GDR	2,190	32,661
KazMunaiGas Exploration Production — GDR	687,400	10,276,630

		10,309,291
Luxembourg — 0.0%
Millicom International Cellular SA	13,717	1,370,327
Malaysia — 0.4%
Axiata Group Bhd	11,646,986	18,886,337
British American Tobacco Malaysia Bhd	233,600	3,677,452
IOI Corp. Bhd	1,070,205	1,814,456
Telekom Malaysia Bhd	8,866,546	13,879,616
YTL Power International Bhd	7,187,652	4,035,220

		42,293,081

Common Stocks	Shares	Value

Mexico — 0.2%
America Movil SA de CV — ADR	560,720	$12,672,272
Fomento Economico Mexicano SA de CV — ADR	56,459	3,935,757

		16,608,029
Netherlands — 0.4%
ASML Holding NV	35,200	1,471,008
ASML Holding NV	126,432	5,281,248
CNH Global NV (a)	39,071	1,406,165
ING Groep NV CVA (a)	1,372,148	9,813,049
Koninklijke Philips Electronics NV	605,639	12,707,330
LyondellBasell Industries NV, Class A	29,600	961,704
Unilever NV (c)	190,260	6,541,816
Unilever NV — ADR	76,815	2,640,132

		40,822,452
Norway — 0.2%
DnB NOR ASA	844,222	8,228,436
Statoil ASA	452,283	11,583,091
Telenor ASA	117,819	1,927,962

		21,739,489
Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	72,115	4,155,266
Poland — 0.0%
Powszechny Zaklad Ubezpieczen SA	14,426	1,287,197
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	805,644	2,416,977
Russia — 0.8%
Federal Hydrogenerating Co.	36,168,698	1,303,024
Federal Hydrogenerating Co. — ADR	3,565,505	10,874,790
Kuzbassrazrezugol (a)	9,523,475	1,895,172
LSR Group — GDR	171,500	578,298
LSR Group — GDR (d)	1,026,600	3,274,854
Magnitogorsk Iron & Steel Works	52,682	255,759
Magnitogorsk Iron & Steel Works — GDR	662,000	3,221,954
Novorossiysk Commercial Sea Port — GDR	697,648	5,225,383
OAO Rosneft Oil Co. — GDR	1,341,235	8,852,151
Polyus Gold Co. ZAO — ADR (a)	4,329,794	12,772,892
Sberbank	7,863,484	17,692,839
Uralkali — GDR	17,300	622,800
VimpelCom Ltd. — ADR (b)	553,800	5,244,486

		71,814,402
Singapore — 0.8%
CapitaLand Ltd.	3,759,350	6,397,840
DBS Group Holdings Ltd.	412,170	3,658,534
Fraser and Neave Ltd.	1,908,400	9,110,240
Global Logistic Properties Ltd. (a)	2,445,300	3,305,724
Keppel Corp. Ltd.	1,627,860	11,651,952
M1 Ltd.	2,173,130	4,190,277
Noble Group Ltd.	1,590,071	1,381,544
Oversea-Chinese Banking Corp.	1,739,800	10,492,468
Raffles Medical Group Ltd.	1,649,800	2,697,261
Sembcorp Marine Ltd.	986,000	2,897,735
Singapore Press Holdings Ltd.	762,240	2,166,627
Singapore Telecommunications Ltd.	5,048,630	12,024,563
United Overseas Bank Ltd.	229,500	2,700,879

		72,675,644

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

South Africa — 0.3%
AngloGold Ashanti Ltd. — ADR	45,276	$1,921,966
Harmony Gold Mining Co. Ltd. — ADR	226,065	2,631,396
Life Healthcare Group Holdings Ltd.	1,732,096	4,425,572
Randgold Resources Ltd. — ADR	161,787	16,518,453

		25,497,387
South Korea — 0.8%
Cheil Industries, Inc. (a)	51,853	4,553,591
Hyundai Motor Co.	50,500	9,353,991
KT Corp. (a)	32,600	1,010,914
KT Corp. — ADR	425,567	6,655,868
KT&G Corp. (a)	127,741	9,026,143
LG Corp. (a)	80,400	4,293,170
Mando Corp. (a)	10,400	1,863,202
POSCO (b)	13,687	4,514,809
POSCO — ADR	61,460	5,045,866
Samsung Electronics Co. Ltd.	30,360	27,926,261
Samsung Fine Chemicals Co. Ltd. (a)	71,000	3,766,079

		78,009,894
Spain — 0.2%
Repsol YPF SA	260,468	7,969,096
Telefonica SA	703,595	12,121,646
Telefonica SA — ADR	132,706	2,281,216

		22,371,958
Sweden — 0.1%
Nordea Bank AB	363,569	2,802,258
SKF AB, Class B	137,640	2,901,516
Swedbank AB, Class A	169,081	2,181,922

		7,885,696
Switzerland — 1.0%
Compagnie Financiere Richemont SA	91,640	4,609,738
Garmin Ltd.	36,927	1,470,064
Nestle SA, Registered Shares	502,963	28,881,899
Novartis AG, Registered Shares	323,300	18,458,184
Roche Holding AG	72,198	12,210,000
Swisscom AG	22,049	8,339,544
TE Connectivity Ltd. (c)	45,178	1,391,934
Transocean Ltd.	117,660	4,516,968
UBS AG, Registered Shares (a)	779,510	9,247,077
Zurich Financial Services AG (a)	29,505	6,647,690

		95,773,098
Taiwan — 0.6%
Cheng Shin Rubber Industry Co. Ltd.	1,767,600	3,820,358
Chunghwa Telecom Co. Ltd.	1,993,311	6,585,023
Chunghwa Telecom Co. Ltd. — ADR	390,379	12,991,813
Far EasTone Telecommunications Co. Ltd.	3,284,000	6,168,989
HON HAI Precision Industry Co. Ltd.	1,348,464	3,687,690
HTC Corp.	562,475	9,219,382
Taiwan Semiconductor Manufacturing Co. Ltd.	3,369,115	8,418,066
Yulon Motor Co. Ltd.	2,731,000	4,683,024

		55,574,345
Thailand — 0.3%
Hana Microelectronics PCL	542,038	324,707
PTT Chemical PCL (a)	5,163,558	9,983,424
PTT Global Chemical PCL (a)	6,732	13,016
PTT Public Company THB10	668,392	6,736,883
Siam Commercial Bank PCL	2,310,968	8,423,497

		25,481,527

Common Stocks	Shares	Value

Turkey — 0.2%
BIM Birlesik Magazalar AS	180,923	$5,010,140
Tupras Turkiye Petrol Rafinerileri AS	223,520	4,707,872
Turk Telekomunikasyon AS	1,204,110	4,456,424
Turkcell Iletisim Hizmet AS (a)	544,870	2,567,852
Turkiye Garanti Bankasi AS	1,624,390	5,050,011

		21,792,299
United Kingdom — 3.1%
Amlin Plc	305,987	1,490,242
Anglo American Plc	277,459	10,249,375
Antofagasta Plc	686,317	12,980,008
AstraZeneca Plc — ADR	30,448	1,409,438
BG Group Plc	1,652,265	35,298,397
BHP Billiton Plc	302,109	8,832,356
BP Plc	1,794,034	12,779,418
BP Plc — ADR	402,205	17,190,242
British American Tobacco Plc	141,136	6,695,546
British Sky Broadcasting Group Plc	166,557	1,894,968
BT Group Plc	4,358,220	12,918,556
Diageo Plc — ADR	284,279	24,851,670
GlaxoSmithKline Plc — ADR	31,991	1,459,749
Glencore International Plc	694,779	4,242,264
Guinness Peat Group Plc	6,479,903	2,948,590
HSBC Holdings Plc	1,780,887	13,595,368
International Power Plc	3,526,002	18,437,341
Lloyds Banking Group Plc (a)	8,407,463	3,377,113
National Grid Plc	1,971,495	19,056,044
Petropavlovsk Plc	113,770	1,088,738
Rio Tinto Plc	244,486	11,942,288
Royal Dutch Shell Plc — ADR	241,788	17,672,285
Scottish & Southern Energy Plc	825,607	16,526,416
Unilever Plc	135,991	4,560,333
Unilever Plc — ADR	84,910	2,846,183
Vallares Plc (a)	605,782	7,291,041
Vodafone Group Plc	4,809,263	13,408,725
Vodafone Group Plc — ADR	374,329	10,492,442

		295,535,136
United States — 33.6%
3M Co.	156,174	12,764,101
Abbott Laboratories	335,215	18,849,139
Accenture Plc, Class A	24,291	1,293,010
ACE Ltd. (c)	385,899	27,059,238
Activision Blizzard, Inc. (c)	1,722,436	21,220,411
Adobe Systems, Inc. (a)	55,928	1,581,085
The AES Corp. (a)(c)	1,003,400	11,880,256
Aetna, Inc.	547,124	23,083,162
Agilent Technologies, Inc. (a)	309,453	10,809,193
Albemarle Corp.	20,662	1,064,300
Alcoa, Inc.	1,498,972	12,966,108
Alliance Data Systems Corp. (a)	14,545	1,510,353
Alliance Resource Partners LP	73,729	5,572,438
The Allstate Corp.	100,802	2,762,983
Altera Corp.	32,494	1,205,527
Altria Group, Inc.	385,226	11,421,951
Amdocs Ltd. (a)	39,795	1,135,351
Ameren Corp.	44,355	1,469,481
American Eagle Outfitters, Inc. (c)	757,500	11,582,175
American Electric Power Co., Inc.	178,334	7,366,978
American Express Co.	100,956	4,762,094
American Tower Corp., Class A	228,339	13,702,623
American Water Works Co., Inc.	193,369	6,160,736
Ameriprise Financial, Inc.	20,573	1,021,244

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
AmerisourceBergen Corp.	227,036	$8,443,469
Amgen, Inc.	22,877	1,468,932
Anadarko Petroleum Corp.	210,338	16,055,100
Analog Devices, Inc.	30,809	1,102,346
Apache Corp.	146,367	13,257,923
Apple, Inc. (a)(c)	252,022	102,068,910
Arch Capital Group Ltd. (a)(b)	141,951	5,284,836
Arrow Electronics, Inc. (a)	28,838	1,078,830
AT&T, Inc.	2,037,062	61,600,755
Autoliv, Inc.	14,300	764,907
Axis Capital Holdings Ltd.	32,621	1,042,567
Baker Hughes, Inc.	96,053	4,672,018
Bank of America Corp.	3,147,305	17,499,016
The Bank of New York Mellon Corp.	963,272	19,178,745
Baxter International, Inc.	21,298	1,053,825
Becton Dickinson & Co.	15,143	1,131,485
Biogen Idec, Inc. (a)	17,681	1,945,794
BMC Software, Inc. (a)	28,309	927,969
The Boeing Co.	309,580	22,707,693
BorgWarner, Inc. (a)	76,482	4,874,963
Bristol-Myers Squibb Co. (e)	1,088,461	38,357,366
CA, Inc.	761,856	15,400,919
Calpine Corp. (a)(c)	543,800	8,880,254
Capital One Financial Corp.	23,927	1,011,873
Cardinal Health, Inc.	28,983	1,177,000
Celgene Corp. (a)	89,544	6,053,174
CenturyLink, Inc.	358,107	13,321,580
Chevron Corp.	728,020	77,461,328
Chubb Corp.	165,044	11,424,346
CIGNA Corp.	172,570	7,247,940
Cisco Systems, Inc. (c)	2,158,828	39,031,610
Citigroup, Inc.	1,269,404	33,398,019
CMS Energy Corp.	303,405	6,699,182
CNA Financial Corp.	26,300	703,525
Coach, Inc.	21,580	1,317,243
The Coca-Cola Co.	116,078	8,121,978
Coca-Cola Enterprises, Inc.	43,913	1,132,077
Cognizant Technology Solutions Corp. (a)	45,057	2,897,616
Colgate-Palmolive Co. (c)	202,946	18,750,181
Comcast Corp., Class A	1,174,213	27,840,590
ConAgra Foods, Inc.	169,958	4,486,891
ConocoPhillips	21,446	1,562,770
Consol Energy, Inc.	1,100,823	40,400,204
Consolidated Edison, Inc.	113,682	7,051,694
Constellation Brands, Inc., Class A (a)(b)	137,783	2,847,975
Constellation Energy Group, Inc.	25,575	1,014,560
Corning, Inc. (c)(e)	2,394,857	31,085,244
Coventry Health Care, Inc. (a)	33,945	1,030,910
Crown Castle International Corp. (a)	44,764	2,005,427
Crown Holdings, Inc. (a)	127,552	4,283,196
CVS Caremark Corp.	418,392	17,062,026
DaVita, Inc. (a)(b)	117,822	8,932,086
Dell, Inc. (a)(c)	774,440	11,330,057
Devon Energy Corp.	233,177	14,456,974
Diamond Offshore Drilling, Inc.	22,859	1,263,188
Discover Financial Services	411,015	9,864,360
DISH Network Corp., Class A	126,870	3,613,258
Dominion Resources, Inc.	128,144	6,801,883
The Dow Chemical Co.	443,206	12,746,605
Dr. Pepper Snapple Group, Inc.	118,710	4,686,671
E.I. du Pont de Nemours & Co.	305,738	13,996,686
Eastman Chemical Co.	28,485	1,112,624
eBay, Inc. (a)	224,531	6,810,025

Common Stocks	Shares	Value

United States (continued)
Edison International	29,329	$1,214,221
El Paso Corp. (c)	139,100	3,695,887
Electronic Arts, Inc. (a)	417,977	8,610,326
Eli Lilly & Co.	150,480	6,253,949
EMC Corp. (a)(b)(c)	621,093	13,378,343
Endurance Specialty Holdings Ltd.	160,864	6,153,048
Entergy Corp.	104,305	7,619,480
EOG Resources, Inc. (c)	88,500	8,718,135
Exelon Corp.	279,267	12,111,810
Expedia, Inc.	14,775	428,770
Exxon Mobil Corp.	1,528,748	129,576,680
Fidelity National Financial, Inc., Class A	674,731	10,748,465
Fidelity National Information Services, Inc.	22,790	605,986
First Solar, Inc. (a)(b)	104,552	3,529,676
Fluor Corp.	19,600	984,900
FMC Corp.	322,688	27,764,075
Ford Motor Co.	1,169,676	12,585,714
Freeport-McMoRan Copper & Gold, Inc., Class B	366,811	13,494,977
Freescale Semiconductor Holdings I Ltd. (a)(b)	765,100	9,678,515
General Dynamics Corp.	159,774	10,610,591
General Electric Co.	3,249,431	58,197,309
General Mills, Inc. (c)	350,824	14,176,798
General Motors Co. (a)(b)	546,538	11,078,325
Gilead Sciences, Inc. (a)	274,473	11,234,180
The Goldman Sachs Group, Inc.	191,172	17,287,684
Google, Inc., Class A (a)(c)	81,549	52,672,499
H.J. Heinz Co.	82,476	4,457,003
Halliburton Co.	419,492	14,476,669
Harris Corp.	19,948	718,926
HCA Holdings, Inc. (a)	415,390	9,151,042
HealthSouth Corp. (a)	301,413	5,325,968
Helmerich & Payne, Inc.	27,939	1,630,520
Herbalife Ltd.	26,667	1,377,884
Hess Corp.	167,085	9,490,428
Hewlett-Packard Co.	752,727	19,390,247
Hologic, Inc. (a)	570,372	9,987,214
Humana, Inc.	159,143	13,942,518
Intel Corp. (e)	1,142,382	27,702,763
International Business Machines Corp. (c)	354,119	65,115,402
International Game Technology	363,408	6,250,618
International Paper Co.	162,361	4,805,886
Intuit, Inc.	25,003	1,314,908
ITC Holdings Corp.	68,845	5,223,959
Johnson & Johnson	918,358	60,225,918
Johnson Controls, Inc.	193,016	6,033,680
JPMorgan Chase & Co.	1,275,017	42,394,315
KBR, Inc.	328,416	9,152,954
KLA-Tencor Corp.	26,029	1,255,899
Kraft Foods, Inc.	57,757	2,157,802
The Kroger Co.	53,075	1,285,476
L-3 Communications Holdings, Inc.	21,826	1,455,358
Lear Corp.	33,900	1,349,220
Liberty Global, Inc. (a)	24,000	984,720
Life Technologies Corp. (a)	212,654	8,274,367
Limited Brands, Inc.	33,565	1,354,348
Lincoln National Corp.	39,300	763,206
Lorillard, Inc.	57,324	6,534,936
Macy’s, Inc.	34,126	1,098,175
Marathon Oil Corp.	460,127	13,467,917
Marathon Petroleum Corp.	604,804	20,133,925
Marvell Technology Group Ltd. (a)	317,395	4,395,921

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
MasterCard, Inc., Class A (c)	27,500	$10,252,550
Mattel, Inc.	301,673	8,374,442
McDermott International, Inc. (a)	512,173	5,895,111
McDonald’s Corp.	145,118	14,559,689
The McGraw-Hill Cos., Inc.	21,681	974,995
McKesson Corp.	167,102	13,018,917
Mead Johnson Nutrition Co.	277,185	19,050,925
Medco Health Solutions, Inc. (a)	210,127	11,746,099
Medtronic, Inc.	498,681	19,074,548
Merck & Co., Inc.	1,035,828	39,050,716
MetLife, Inc.	194,593	6,067,410
MetroPCS Communications, Inc. (a)	412,006	3,576,212
Mettler-Toledo International, Inc. (a)(b)	34,654	5,118,742
Microsoft Corp.	3,214,207	83,440,814
Morgan Stanley	757,411	11,459,628
Motorola Mobility Holdings, Inc. (a)	199,891	7,755,771
Motorola Solutions, Inc.	131,484	6,086,394
Murphy Oil Corp.	26,461	1,474,936
Mylan, Inc. (a)(b)	508,176	10,905,457
National Oilwell Varco, Inc.	409,604	27,848,976
NetApp, Inc. (a)(c)	261,600	9,488,232
Newmont Mining Corp.	670,455	40,234,005
NextEra Energy, Inc.	359,536	21,888,552
Northern Trust Corp.	134,397	5,330,185
NRG Energy, Inc. (a)(c)	268,451	4,864,332
Occidental Petroleum Corp.	468,834	43,929,746
Oracle Corp. (c)	2,361,638	60,576,015
PACCAR, Inc.	117,393	4,398,716
Pall Corp.	79,682	4,553,826
Parker Hannifin Corp.	17,853	1,361,291
PerkinElmer, Inc.	228,722	4,574,440
Perrigo Co.	91,238	8,877,457
Pfizer, Inc.	2,439,736	52,795,887
PG&E Corp. (c)	205,218	8,459,086
Philip Morris International, Inc.	272,445	21,381,484
Platinum Underwriters Holdings Ltd.	76,856	2,621,558
Polycom, Inc. (a)(c)	431,082	7,026,637
PPG Industries, Inc.	13,481	1,125,529
PPL Corp.	388,350	11,425,257
Praxair, Inc.	54,514	5,827,547
Precision Castparts Corp.	76,014	12,526,347
Principal Financial Group, Inc.	92,224	2,268,710
The Procter & Gamble Co.	371,486	24,781,831
The Progressive Corp.	216,096	4,216,033
Prudential Financial, Inc.	102,942	5,159,453
Pulte Group, Inc. (a)(b)	1,016,393	6,413,440
QEP Resources, Inc.	500,412	14,662,072
QUALCOMM, Inc. (c)	775,108	42,398,408
Quicksilver Resources, Inc. (a)	1,073,184	7,201,065
Ralph Lauren Corp.	6,355	877,498
Reinsurance Group of America, Inc.	19,740	1,031,415
RenaissanceRe Holdings Ltd. (b)	77,262	5,745,975
Ross Stores, Inc.	20,835	990,288
Ryder System, Inc.	28,837	1,532,398
SanDisk Corp. (a)(c)	189,839	9,341,977
Sara Lee Corp. (c)	820,662	15,526,925
Schlumberger Ltd.	459,883	31,414,608
Seagate Technology Plc (c)	409,900	6,722,360
Simon Property Group, Inc.	54,771	7,062,173
SM Energy Co.	175,784	12,849,810
The Southern Co. (c)	433,338	20,059,216
Spirit AeroSystems Holdings, Inc., Class A (a)	472,535	9,819,277

Common Stocks		Shares	Value

United States (concluded)
The St. Joe Co. (a)		1,709,290	$25,058,191
State Street Corp.		432,177	17,421,055
Symantec Corp. (a)(c)		573,829	8,980,424
Teradata Corp. (a)		34,793	1,687,808
Texas Instruments, Inc.		306,468	8,921,283
Thermo Fisher Scientific, Inc. (a)		193,753	8,713,072
Time Warner Cable, Inc.		95,558	6,074,622
Torchmark Corp.		27,691	1,201,512
The Travelers Cos., Inc.		359,252	21,256,941
U.S. Bancorp		880,214	23,809,789
Union Pacific Corp. (e)		341,240	36,150,966
United Technologies Corp. (c)		221,651	16,200,472
UnitedHealth Group, Inc.		273,963	13,884,445
Unum Group		25,988	547,567
Urban Outfitters, Inc. (a)		31,500	868,140
Valero Energy Corp.		414,708	8,729,603
Validus Holdings Ltd.		115,801	3,647,731
Vanguard Health Systems, Inc. (a)		248,327	2,537,902
Verizon Communications, Inc.		795,517	31,916,142
Vertex Pharmaceuticals, Inc. (a)(c)		302,626	10,050,209
Viacom, Inc., Class B		165,292	7,505,910
Visa, Inc., Class A		191,750	19,468,377
Wal-Mart Stores, Inc.		570,365	34,085,012
Walgreen Co.		28,845	953,616
The Walt Disney Co.		298,440	11,191,500
Waters Corp. (a)(b)		125,157	9,267,876
Weatherford International Ltd. (a)		426,980	6,250,987
WellPoint, Inc.		321,232	21,281,620
Wells Fargo & Co.		1,112,234	30,653,169
Western Digital Corp. (a)		191,763	5,935,065
The Western Union Co.		55,121	1,006,509
Whiting Petroleum Corp. (a)(b)(c)		425,358	19,859,965
Wyndham Worldwide Corp.		26,437	1,000,112
Xerox Corp.		1,077,417	8,576,239
XL Group Plc		1,162,638	22,985,353

			3,178,920,147
Total Common Stocks — 62.5%			5,917,396,269

Fixed Income Securities		Par (000)

Corporate Bonds
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (d)	USD	1,027	842,140
Australia — 0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		9,765	9,755,468
Brazil — 0.2%
Hypermarcas SA, 6.50%, 4/20/21 (d)		3,540	3,141,750
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (d)		5,382	5,543,625
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (d)		8,699	8,525,020

			17,210,395

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Canada — 0.1%
PetroBakken Energy Ltd., 3.13%, 2/08/16 (f)	USD	9,100	$8,417,500
Viterra, Inc., 5.95%, 8/01/20 (d)		3,731	3,812,914

			12,230,414
Chile — 0.1%
Inversiones Alsacia SA, 8.00%, 8/18/18 (d)		8,536	6,404,569
China — 0.2%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(f)(g)(h)	SGD	11,400	1,318,376
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(f)(g)(h)	USD	4,800	624,000
China Petroleum & Chemical Corp., Series SINO, 9.00%, 4/24/14 (f)(g)	HKD	85,230	12,565,132

			14,507,508
Hong Kong — 0.0%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(f)(g)(h)	CNY	13,100	124,881
India — 0.3%
REI Agro Ltd. (f):
5.50%, 11/13/14	USD	1,450	1,163,625
5.50%, 11/13/14 (d)		6,845	5,493,113
Suzlon Energy Ltd. (f)(g):
49.55%, 6/12/12		4,325	5,146,750
42.56%, 10/11/12		7,525	8,183,437
22.90%, 7/25/14		7,384	5,833,360
Tata Steel Ltd., 1.00%, 9/05/12 (f)		5,000	6,012,500

			31,832,785
Indonesia — 0.1%
Bumi Investment Property Ltd.:
10.75%, 10/06/17		3,406	3,406,000
10.75%, 10/06/17		550	550,000

			3,956,000
Ireland — 0.1%
Bank of Ireland Mortgage Bank:
4.63%, 9/16/15	EUR	2,319	2,506,141
3.25%, 6/22/16		1,700	1,703,327
Ono Finance II Plc, 10.88%, 7/15/19 (d)	USD	1,039	924,710

			5,134,178
Luxembourg — 0.3%
Evraz Group SA, 9.50%, 4/24/18 (d)		3,460	3,524,875
Gaz Capital SA, 2.89%, 11/15/12	JPY	300,000	3,876,704
Intelsat Jackson Holdings SA, 7.50%, 4/01/21 (d)	USD	6,648	6,722,790
Subsea 7 SA, Series ACY, 2.25%, 10/11/13 (f)		2,200	2,346,300
TNK-BP Finance SA:
7.50%, 7/18/16 (d)		1,779	1,876,845
6.63%, 3/20/17 (d)		5,953	6,042,295
Series 2, 7.50%, 7/18/16		1,015	1,070,825

			25,460,634

Corporate Bonds		Par (000)	Value

Malaysia — 0.1%
Johor Corp., Series P3, 1.00%, 7/31/12	MYR	22,247	$9,404,095
Paka Capital Ltd., 5.44%, 3/12/13 (f)(g)	USD	3,600	3,562,380

			12,966,475
Mexico — 0.1%
BBVA Bancomer SA, 6.50%, 3/10/21 (d)		4,903	4,725,266
Petroleos Mexicanos, 6.00%, 3/05/20		5,564	6,177,709

			10,902,975
Netherlands — 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (d)(f)		23,800	23,800,000
Singapore — 1.0%
CapitaLand Ltd. (f):
2.10%, 11/15/16	SGD	12,250	9,204,458
3.13%, 3/05/18		31,250	24,416,392
2.95%, 6/20/22		31,250	22,090,393
Keppel Land Ltd., 2.50%, 6/23/13 (f)		5,600	4,290,505
Olam International Ltd., 6.00%, 10/15/16 (f)	USD	13,600	14,246,000
Wilmar International Ltd., 4.08%, 12/18/12 (f)(g)		7,400	8,806,000
Yanlord Land Group Ltd.:
5.85%, 7/13/14 (f)	SGD	5,000	3,808,643
9.50%, 5/04/17 (d)	USD	2,793	2,157,592
Ying Li International Real Estate Ltd., 4.00%, 3/03/15 (f)	SGD	10,750	7,044,832

			96,064,815
South Korea — 0.4%
Hyundai Capital Services, Inc., 4.38%, 7/27/16 (d)	USD	1,783	1,818,409
Hyundai Motor Manufacturing Czech sro, 4.50%, 4/15/15 (d)		2,226	2,279,184
Korea Development Bank, 3.88%, 5/04/17		2,446	2,415,386
Korea Electric Power Corp.:
5.13%, 4/23/34		3,110	3,254,469
7.95%, 4/01/96 (i)		3,406	2,480,597
Zeus Cayman, 3.68%, 8/19/13 (f)(g)	JPY	1,588,000	20,399,806
Zeus Cayman II, 1.46%, 8/18/16 (f)(g)		672,000	8,265,548

			40,913,399
Spain — 0.0%
Nara Cable Funding Ltd., 8.88%, 12/01/18 (d)	EUR	2,120	2,414,554
Switzerland — 0.1%
Credit Suisse/Nassau, 10.25%, 7/17/22	IDR	38,667,200	5,681,573
UBS AG, 4.88%, 8/04/20	USD	5,036	5,001,649

			10,683,222
United Arab Emirates — 0.5%
Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (f)		43,550	35,019,644
Pyrus Ltd., 7.50%, 12/20/15 (d)(f)		9,100	8,531,250

			43,550,894

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

United Kingdom — 0.3%
Anglo American Plc, Series AAL, 4.00%, 5/07/14 (f)	USD	2,100	$2,972,550
Essar Energy Invest Ltd., 4.25%, 2/01/16 (f)		1,800	1,075,500
Essar Energy Plc, 4.25%, 2/01/16		8,100	4,860,000
Lloyds TSB Bank Plc, 13.00% (a)(h)(j)	GBP	10,148	16,705,435
OTE Plc, 7.25%, 4/08/14	EUR	632	546,156
Petropavlovsk 2010 Ltd., 4.00%, 2/18/15	USD	2,600	2,203,500

			28,363,141
United States — 1.8%
3D Systems Corp., 5.50%, 12/15/16 (d)(f)		4,835	4,504,286
Advanced Micro Devices, Inc., 6.00%, 5/01/15 (f)		6,919	6,754,674
Ally Financial, Inc., 4.50%, 2/11/14		4,260	4,110,900
Amylin Pharmaceuticals, Inc., 3.00%, 6/15/14 (f)		7,139	6,353,710
Building Materials Corp. of America, 6.88%, 8/15/18 (d)		1,505	1,580,250
Calpine Corp. (d):
7.88%, 7/31/20		3,061	3,298,227
7.50%, 2/15/21		1,024	1,095,680
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (d)	EUR	1,678	2,193,470
CF Industries, Inc., 7.13%, 5/01/20	USD	2,616	3,093,420
Chrysler Group LLC/CG Co-Issuer, Inc. (d):
8.00%, 6/15/19		3,824	3,498,960
8.25%, 6/15/21		1,997	1,817,270
Consol Energy, Inc., 8.00%, 4/01/17		9,339	10,226,205
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	307,500
DaVita, Inc.:
6.38%, 11/01/18		2,321	2,376,124
6.63%, 11/01/20		3,163	3,249,982
DJO Finance LLC, 9.75%, 10/15/17		660	513,150
EH Holding Corp.:
6.50%, 6/15/19		5,487	5,720,197
7.63%, 6/15/21		1,577	1,655,850
Electronic Arts, Inc., 0.75%, 7/15/16 (d)(f)		8,993	8,734,451
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		1,268	1,363,100
8.00%, 12/15/16		1,406	1,595,260
6.63%, 8/15/17		2,019	2,197,801
Gilead Sciences, Inc. (f): Series B, 0.63%, 5/01/13		10,441	12,072,406
The Hertz Corp., 7.50%, 10/15/18		669	699,105
Hologic, Inc., 2.00%, 12/15/37 (f)(k)		16,260	17,784,375
HSBC Finance Corp., 6.68%, 1/15/21 (d)		1,745	1,805,023
Linn Energy LLC, 7.75%, 2/01/21		5,033	5,234,320
Morgan Stanley, 3.80%, 4/29/16		5,630	5,186,998
Mylan, Inc., 3.75%, 9/15/15 (f)		9,033	15,773,876
NRG Energy, Inc., 8.25%, 9/01/20		1,733	1,741,665
Phibro Animal Health Corp., 9.25%, 7/01/18 (d)		694	602,045
Reliance Holdings USA, Inc., 4.50%, 10/19/20 (d)		4,124	3,747,079
SM Energy Co., 3.50%, 4/01/27 (f)		6,017	8,213,205
SunGard Data Systems, Inc., 7.38%, 11/15/18		4,830	4,944,712

Corporate Bonds		Par (000)	Value

United States (concluded)
Take-Two Interactive Software, Inc. (f):
1.75%, 12/01/16 (d)	USD	4,887	$4,746,499
4.38%, 6/01/14		195	280,313
Texas Industries, Inc., 9.25%, 8/15/20		7,163	6,410,885
Valeant Pharmaceuticals International, 6.75%, 10/01/17 (d)		1,733	1,730,834

			167,213,807
Total Corporate Bonds — 6.0%			564,332,254

Floating Rate Loan Interests (l)

Mexico — 0.1%
Financiera URBI SA, Term Loan, 3.53%, 4/12/12		7,150	7,078,500
United States — 0.2%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		14,027	13,956,691
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16		6,898	6,846,265

			20,802,956
Total Floating Rate Loan Interests — 0.3%			27,881,456

Foreign Agency Obligations
Australia Government Bond:
4.75%, 11/15/12	AUD	28,239	29,193,636
5.50%, 12/15/13		28,290	30,206,424
5.75%, 5/15/21		42,624	50,702,832
Series 123, 5.75%, 4/15/12		28,239	29,027,849
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/15	BRL	13,272	15,460,232
Series F, 10.00%, 1/01/17		126,226	61,369,117
Series F, 10.00%, 1/01/21		124,161	58,449,197
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	72,925	110,890,836
3.50%, 7/04/19		57,528	85,154,913
Canadian Government Bond:
4.00%, 6/01/16	CAD	11,112	12,194,568
3.50%, 6/01/20		13,861	15,356,423
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	61,350	8,249,650
2.03%, 3/18/13		196,900	25,882,262
1.67%, 3/24/14		37,850	5,011,336
3.51%, 12/08/14		96,250	13,468,308
1.69%, 12/22/14		49,550	6,587,153
Malaysia Government Bond, Series 0108, 3.46%, 7/31/13	MYR	38,171	12,139,414
Poland Government Bond, 3.00%, 8/24/16	PLN	34,265	12,980,809
United Kingdom Gilt:
4.00%, 9/07/16	GBP	9,226	16,383,155
4.75%, 3/07/20		64,960	124,700,753
4.25%, 12/07/40		18,859	36,054,326
Vietnam Government International Bond:
6.75%, 1/29/20		3,324	3,348,930
6.75%, 1/29/20		138	139,037
Total Foreign Agency Obligations — 8.1%			762,951,160

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 2.04%, 11/15/15 (d)(l)	USD	10,808	$9,765,342
Total Non-Agency Mortgage-Backed Securities — 0.1%			9,765,342

US Treasury Obligations
US Treasury Notes:
0.63%, 7/31/12 (e)		35,509	35,618,079
2.25%, 1/31/15 (e)		72,887	76,993,001
2.38%, 2/28/15 (e)		74,974	79,548,614
2.50%, 3/31/15 (m)		87,276	93,057,609
2.25%, 3/31/16 (e)		101,133	107,872,071
1.38%, 9/30/18		54,623	54,916,970
1.75%, 10/31/18		6,179	6,359,750
3.50%, 5/15/20 (e)(m)		166,310	191,321,872
2.63%, 8/15/20 (e)		122,994	132,650,673
Total US Treasury Obligations — 8.2%			778,338,639
Total Fixed Income Securities — 22.7%			2,143,268,851

Investment Companies		Shares
United States — 2.1%
ETFS Gold Trust (a)		256,340	39,714,756
ETFS Palladium Trust (a)		89,760	5,795,803
ETFS Platinum Trust (a)		75,973	10,470,599
iShares Gold Trust (a)(n)		2,238,615	34,094,107
iShares Silver Trust (a)(n)		81,751	2,202,372
SPDR Gold Shares (a)		701,538	106,626,761

			198,904,398
Vietnam — 0.0%
Vietnam Enterprise Investments Ltd., R Shares (a)		380,361	760,722
Vinaland Ltd. (a)		2,919,521	1,948,780

			2,709,502
Total Investment Companies — 2.1%			201,613,900

Preferred Securities		Par (000)

Capital Trusts
Germany — 0.0%
Deutsche Bank Capital Funding Trust, 5.63% (d)(j)(l)	USD	1,464	1,046,760
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (l)		5,937	5,325,489
United States — 0.0%
BAC Capital Trust XI, 6.63%, 5/23/36		1,708	1,498,024
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		794	796,977

Capital Trusts		Par (000)	Value

United States (concluded)
Wachovia Capital Trust IV, 6.38%, 3/01/67	USD	23	$576,105

			2,871,106
Total Capital Trusts — 0.1%			9,243,355

Preferred Stocks		Shares
Switzerland — 0.0%
UBS AG, 9.38% (f)		246,025	3,364,392
United Kingdom — 0.1%
HSBC Holdings Plc, 8.00%		232,500	6,058,950
United States — 0.6%
Bunge, Ltd., 4.88% (f)		18,647	1,752,818
Chesapeake Energy Corp., 5.75% (d)(f)		17,375	17,027,500
Crown Castle International Corp., 6.25% (f)		45,500	2,803,938
General Motors Co., 4.75%		284,000	9,727,000
Health Care Reit, Inc., 6.50% (f)		116,000	5,935,720
PPL Corp. (f):
8.75%		140,400	7,838,532
9.50%		111,500	6,188,250
SandRidge Energy, Inc., 7.00% (d)(f)		37,500	4,467,187
Wells Fargo & Co., Series L, 7.50% (f)		4,220	4,447,880

			60,188,825
Total Preferred Stocks — 0.7%			69,612,167

Trust Preferreds
United States — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)(l)		242,739	6,246,129
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)(l)		580,751	11,080,992
Omnicare Capital, 4.00%, 6/15/33 (f)		71,500	3,234,024
Total Trust Preferreds — 0.2%			20,561,145
Total Preferred Securities — 1.0%			99,416,667

Warrants (o)
Australia — 0.0%
TFS Corp. Ltd. (Expires 7/15/18)		3,613,050	4
Canada — 0.0%
Kinross Gold Corp. (Expires 9/13/13) (b)		37,568	35,401
United States — 0.0%
Ford Motor Co. (Expires 1/01/13)		560,613	1,345,471
Total Warrants — 0.0%			1,380,876
Total Long-Term Investments (Cost — $8,118,067,690) — 88.3%			8,363,076,563

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value

Foreign Agency Obligations
Bank Negara Malaysia Monetary Notes (p):
Series 5711, 2.81%, 3/01/12	MYR	29,819	$9,362,931
Series 5611, 2.82%, 4/03/12		56,913	17,822,925
Japan Treasury Discount Bill:
Series 220, 0.09%, 3/09/12 (p)	JPY	2,480,000	32,214,707
Series 235, 0.10%, 5/14/12		1,830,000	23,767,057
Malaysia Government Bond, Series 0109, 2.51%, 8/27/12 (p)	MYR	129,521	40,747,838
Mexico Cetes, 4.40%, 2/09/12 (p)	MXN	21,572	15,386,028
Singapore Treasury Bill, Series 91, 0.32%, 2/02/12 (p)	SGD	21,949	16,917,170
Total Foreign Agency Obligations — 1.6%			156,218,656

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (n)(q)		5,001,683	5,001,683

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (n)(q)(r)	USD	62,811	62,810,683
Total Money Market Funds — 0.7%			67,812,366

Time Deposits		Par (000)
Australia — 0.0%
JPMorgan Chase & Co., 2.98%, 1/03/12	AUD	2,221	2,271,952
Canada — 0.1%
JPMorgan Chase & Co., 0.17%, 1/03/12	CAD	4,079	4,004,149
Europe — 0.0%
Brown Brothers Harriman & Co., 0.06%, 1/03/12	EUR	1	1,625
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/03/12	HKD	42	5,388
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/03/12	SGD	10	7,802
South Africa — 0.0%
Brown Brothers Harriman & Co., 4.49%, 1/03/12	ZAR	920	113,995
Total Time Deposits — 0.1%			6,404,911

US Treasury Obligations
US Treasury Bills (p):
0.02%, 1/05/12	USD	6,950	6,949,986
0.02%, 1/12/12		23,525	23,524,929
0.01 — 0.02%, 1/19/12		47,250	47,249,716
0.01 — 0.03%, 2/02/12		102,060	102,058,877
0.01%, 2/09/12		88,120	88,118,678
0.01%, 2/16/12		27,550	27,549,587
0.01 — 0.02%, 2/23/12		34,720	34,719,178

US Treasury Obligations		Par (000)	Value

US Treasury Bills (p) (concluded):
0.00 — 0.02%, 3/01/12	USD	31,940	$31,939,074
0.01 — 0.04%, 3/08/12		173,300	173,293,761
0.02 — 0.03%, 3/15/12		136,550	136,544,538
0.01 — 0.03%, 3/22/12		74,100	74,097,184
0.01 — 0.02%, 3/29/12		29,750	29,748,572
0.02%, 4/05/12		2,750	2,749,857
0.01 — 0.03%, 4/12/12		85,500	85,495,811
0.02%, 4/19/12		8,800	8,799,481
0.02%, 5/10/12		2,050	2,049,781
0.01 — 0.03%, 5/17/12		27,100	27,096,450
0.01 — 0.03%, 5/24/12		75,670	75,658,801
0.04%, 5/31/12		6,300	6,298,954
0.05%, 6/21/12		14,000	13,996,402
0.05%, 6/28/12		9,200	9,197,286
Total US Treasury Obligations — 10.6%			1,007,136,903
Total Short-Term Securities (Cost — $1,242,954,647) — 13.0%			1,237,572,836

Options Purchased		Contracts
Exchange-Traded Call Options — 0.1%
Quicksilver Resources, Inc., Strike Price USD 9.00, Expires 3/17/12		2,316	46,320
S&P 500 Index:
Strike Price USD 1,265.00, Expires 2/18/12		1,371	4,723,095
Strike Price USD 1,350.00, Expires 2/18/12		576	288,000
SPDR Financial Select Sector, Strike Price USD 14.00, Expires 1/21/12		470	3,055

			5,060,470
Exchange-Traded Put Options — 0.0%
ConocoPhillips, Strike Price USD 70.00, Expires 5/19/12		2,426	940,075
S&P 500 Index:
Strike Price USD 1,015.00, Expires 1/21/12		243	3,645
Strike Price USD 1,165.00, Expires 1/21/12		243	104,490
SPDR Gold Trust, Strike Price USD 125.00, Expires 1/21/12		924	3,696

			1,051,906
Over-the-Counter Call Options — 0.0%
Deutsche Borse AG German Stock Index, Strike Price USD 3,319.87, Expires 9/21/12, Broker Goldman Sachs International		3,591	911,288
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 99.43, Expires 7/12/12, Broker Credit Suisse International		287,953	280,553
Strike Price USD 104.71, Expires 6/15/12, Broker Goldman Sachs Bank USA		197,945	67,301
Strike Price USD 102.90, Expires 6/15/12, Broker Deutsche Bank AG		92,381	35,863
Strike Price USD 86.70, Expires 9/21/12, Broker JPMorgan Chase Bank NA		146,133	908,884

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Over-the-Counter Call Options (concluded)
S&P 500 Index:
Strike Price USD 1,373.88, Expires 2/10/12, Broker JPMorgan Chase Bank NA	31,457	$47,843
Strike Price USD 1,355.00, Expires 2/24/12, Broker Bank of America NA	8,001	44,960
Strike Price USD 1,282.00, Expires 2/24/12, Broker Bank of America NA	4,855	192,053
Taiwan Taiex Index:
Strike Price USD 9,041.74, Expires 9/19/12, Broker JPMorgan Chase Bank NA	28,871	42,344
Strike Price USD 9,047.46, Expires 9/19/12, Broker Citibank NA	43,145	63,195
Strike Price USD 8,818.93, Expires 3/20/13, Broker Citibank NA	29,417	145,350
Strike Price USD 8,807.55, Expires 9/18/13, Broker Credit Suisse International	14,728	91,019
Strike Price USD 8,807.55, Expires 6/19/13, Broker Credit Suisse International	29,455	215,611
Strike Price USD 8,646.24, Expires 9/18/13, Broker Credit Suisse International	24,912	118,332
Strike Price USD 8,646.11, Expires 12/18/13, Broker JPMorgan Chase Bank NA	49,746	319,218
Tokyo Stock Price Index:
Strike Price JPY 825.00, Expires 6/08/12, Broker Morgan Stanley International	2,539,901	151,467
Strike Price JPY 825.55, Expires 6/08/12, Broker Deutsche Bank AG	2,306,555	127,714

		3,762,995
Over-the-Counter Put Options — 0.1%
Russell 2000 Index:
Strike Price USD 711.04, Expires 6/12/12, Broker Credit Suisse International	21,077	1,415,314
Strike Price USD 716.06, Expires 9/13/12, Broker Bank of America NA	24,983	1,836,465
Strike Price USD 701.68, Expires 5/18/12, Broker Morgan Stanley International	12,824	585,482
Strike Price USD 641.52, Expires 3/16/12, Broker Goldman Sachs International	25,462	383,712
Strike Price USD 703.15, Expires 4/20/12, Broker Goldman Sachs International	15,422	607,473

Options Purchased	Contracts	Value

Over-the-Counter Put Options (concluded)
S&P/ASX 200 Index, Strike Price AUD 3,969.10, Expires 2/16/12, Broker JPMorgan Chase Bank NA	7,232	$683,815

		5,512,261
Total Options Purchased (Cost — $32,091,477) — 0.2%		15,387,632
Total Investments Before Structured Options and Options Written (Cost — $9,393,113,814) — 101.5%		9,616,037,031

Over-the-Counter Structured Options	Units
United States — 0.0%
S&P 500 Index, Initial Reference Strike Price 1,300.35, One written put strike 1,131.30, One call strike 1,379.67, Expires 3/16/12, Broker JPMorgan Chase Bank NA	22,532	(322,912)
Taiwan Taiex Index:
Initial Reference Strike Price TWD 8,571.82, One written put strike USD 243.41, One call strike USD 290.81, Expires 12/19/12, Broker Citibank NA	29,421	(843,563)
Initial Reference Strike Price 8,775.89, One written put strike 7,345.42, 1.45 calls strike 8,775.89, Expires 12/19/12, Broker Citibank NA	28,888	(964,517)
Total Over-the-Counter Structured Options (Cost — $—) — 0.0%		(2,130,992)

Options Written	Contracts
Exchange-Traded Call Options — (0.2)%
ACE Ltd., Strike Price USD 75.00, Expires 1/21/12	648	(3,240)
Activision Blizzard, Inc., Strike Price USD 12.50, Expires 1/19/13	2,246	(313,317)
AES Corp.:
Strike Price USD 11.00, Expires 1/21/12	662	(59,580)
Strike Price USD 12.00, Expires 2/18/12	707	(28,280)
American Eagle Outfitters, Strike Price USD 17.00, Expires 1/19/13	4,446	(622,440)
Apple, Inc., Strike Price USD 450.00, Expires 1/19/13	545	(2,158,200)
Calpine Corp., Strike Price USD 15.00, Expires 1/21/12	585	(81,900)
Cisco Systems, Inc., Strike Price USD 20.00, Expires 1/19/13	2,478	(386,568)
Colgate Palmolive Co., Strike Price USD 92.50, Expires 1/21/12	581	(72,915)

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Corning, Inc.:
Strike Price USD 17.50, Expires 1/19/13	9,316	$(586,908)
Strike Price USD 15.00, Expires 1/19/13	1,798	(229,245)
Dell, Inc., Strike Price USD 15.00, Expires 1/19/13	1,016	(205,232)
El Paso Corp., Strike Price USD 19.00, Expires 1/21/12	1,391	(1,057,160)
EMC Corp., Strike Price USD 25.00, Expires 1/19/13	1,296	(188,568)
EOG Resources, Inc., Strike Price USD 100.00, Expires 1/21/12	756	(196,182)
General Mills, Inc., Strike Price USD 42.00, Expires 4/21/12	1,484	(88,298)
Google, Inc., Class A, Strike Price USD 590.00, Expires 1/19/13	167	(1,874,575)
International Business Machines Corp., Strike Price USD 200.00, Expires 1/19/13	503	(510,545)
MasterCard, Inc., Class A, Strike Price USD 435.00, Expires 7/21/12	123	(157,133)
NetApp, Inc., Strike Price USD 42.00, Expires 1/19/13	2,616	(935,220)
NRG Energy, Inc.:
Strike Price USD 24.00, Expires 1/21/12	460	(1,150)
Strike Price USD 24.00, Expires 3/17/12	361	(1,805)
Oracle Corp., Strike Price USD 30.00, Expires 1/19/13	3,560	(678,180)
Polycom, Inc., Strike Price USD 32.50, Expires 1/21/12	974	(2,435)
QUALCOMM, Inc., Strike Price USD 65.00, Expires 4/21/12	818	(38,855)
SanDisk Corp.:
Strike Price USD 50.00, Expires 1/19/13	1,077	(896,603)
Strike Price USD 50.00, Expires 1/21/12	158	(21,883)
Sara Lee Corp., Strike Price USD 19.00, Expires 1/21/12	8,205	(246,150)
Seagate Technology:
Strike Price USD 17.50, Expires 1/19/13	1,294	(316,383)
Strike Price USD 17.50, Expires 1/21/12	1,379	(51,023)
The Southern Co., Strike Price USD 42.00, Expires 1/21/12	371	(162,313)
Symantec Corp., Strike Price USD 17.50, Expires 1/21/12	2,652	(11,934)
TE Connectivity Ltd., Strike Price USD 38.00, Expires 1/21/12, Broker Citigroup Global Markets, Inc.	303	(3,231)
United Technologies Corp., Strike Price USD 80.00, Expires 1/21/12	923	(4,153)
Valeant Pharmaceuticals International, Inc., Strike Price USD 50.00, Expires 1/19/13	518	(391,090)
Vertex Pharmaceuticals, Inc.:
Strike Price USD 40.00, Expires 1/19/13	1,449	(659,295)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Vertex Pharmaceuticals, Inc. (concluded):
Strike Price USD 35.00, Expires 7/21/12	1,577	$(685,995)
Whiting Petroleum Corp., Strike Price USD 55.00, Expires 1/21/12	863	(8,630)

		(13,936,614)
Exchange-Traded Put Options — 0.0%
CME Group, Inc., Strike Price USD 250, Expires 1/21/12	54	(53,730)
ConocoPhillips, Strike Price USD 55.00, Expires 5/19/12	2,426	(196,506)
Quicksilver Resources, Inc., Strike Price USD 6.00, Expires 3/17/12	2,316	(104,220)
S&P 500 Index, Strike Price USD 1,090.00, Expires 1/21/12	485	(48,500)
SPDR Financial Select Sector, Strike Price USD 12.00, Expires 1/21/12	470	(4,935)
SPDR Gold Trust, Strike Price USD 105.00, Expires 1/21/12	928	(1,392)
Time Warner Cable, Strike Price USD 60.00, Expires 1/21/12	386	(19,300)

		(428,583)
Over-the-Counter Call Options — 0.0%
American Eagle Outfitters, Strike Price USD 16.00, Expires 1/18/13, Broker Morgan Stanley & Co.	162,258	(273,098)
Beiersdorf AG, Strike Price EUR 48.00, Expires 3/16/12, Broker Deutsche Bank AG	19,300	(5,179)
China Unicom (Hong Kong) Ltd.:
Strike Price USD 18.76, Expires 1/31/12, Broker Citibank NA	853,711	(3,014)
Strike Price USD 18.75, Expires 2/28/12, Broker Citibank NA	744,141	(11,704)
MSCI Europe Excluding United Kingdom Index, Strike Price USD 113.85, Expires 7/12/12, Broker Credit Suisse International	287,953	(14,772)
PG&E Corp., Strike Price USD 43.00, Expires 1/20/12, Broker Deutsche Bank AG	19,100	(5,341)
Russell 2000 Index:
Strike Price USD 804.63, Expires 6/12/12, Broker Credit Suisse International	21,077	(397,125)
Strike Price USD 833.69, Expires 9/13/12, Broker Bank of America NA	24,983	(892,008)
Strike Price USD 771.17, Expires 4/20/12, Broker Goldman Sachs International	15,422	(532,676)
Strike Price USD 786.96, Expires 5/18/12, Broker Morgan Stanley International	12,824	(432,084)

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Strike Price USD 748.89, Expires 3/16/12, Broker Goldman Sachs International	25,462	$(941,585)
Unilever NV CVA, Strike Price EUR 26.00, Expires 6/15/12, Broker Morgan Stanley International	190,260	(378,394)

		(3,886,980)
Over-the-Counter Put Options — (0.2)%
American Eagle Outfitters:
Strike Price USD 12.00, Expires 3/16/12, Broker Bank of America NA	527,427	(35,285)
Strike Price USD 11.75, Expires 3/16/12, Broker Bank of American NA	211,032	(10,318)
Beiersdorf AG, Strike Price EUR 38.00, Expires 1/20/12, Broker JPMorgan Chase Bank NA	42,019	(25)
Deutsche Borse AG German Stock Index, Strike Price USD 3,003.69, Expires 9/21/12, Broker Goldman Sachs International	2,565	(582,537)
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 99.84, Expires 6/15/12, Broker Goldman Sachs Bank USA	197,945	(3,242,339)
Strike Price USD 98.12, Expires 6/15/12, Broker Deutsche Bank AG	92,381	(1,321,162)
Strike Price USD 92.97, Expires 7/12/12, Broker Credit Suisse International	287,953	(3,268,036)
Strike Price USD 78.44, Expires 9/21/12, Broker JPMorgan Chase Bank NA	100,091	(558,453)
Russell 2000 Index:
Strike Price USD 616.72, Expires 6/12/12, Broker Credit Suisse International	21,077	(251,022)
Strike Price USD 621.07, Expires 9/13/12, Broker Bank of America NA	24,983	(1,044,384)
Strike Price USD 609.88, Expires 4/20/12, Broker Goldman Sachs International	15,422	(256,005)
Strike Price USD 611.72, Expires 5/18/12, Broker Morgan Stanley International	12,824	(280,939)
Strike Price USD 540.23, Expires 3/16/12, Broker Goldman Sachs International	25,462	(105,922)
S&P 500 Index, Strike Price USD 950.00, Expires 2/24/12, Broker Bank of America NA	4,855	(13,228)
S&P/ASX 200 Index:
Strike Price AUD 3,342.40, Expires 2/16/12, Broker JPMorgan Chase Bank NA	3,616	(47,134)
Strike Price AUD 3,551.30, Expires 2/16/12, Broker JPMorgan Chase Bank NA	3,616	(89,132)

Options Written		Contracts	Value

Over-the-Counter Put Options (concluded)
Taiwan Taiex Index:
Strike Price USD 7,608.62, Expires 9/19/12, Broker JPMorgan Chase Bank NA		28,871	$(1,151,590)
Strike Price USD 7,758.20, Expires 9/19/12, Broker Citibank NA		43,145	(1,907,047)
Strike Price USD 7,557.82, Expires 3/20/13, Broker Citibank NA		29,417	(1,329,123)
Strike Price USD 6,957.96, Expires 9/18/13, Broker Credit Suisse International		14,728	(652,451)
Taiwan Taiex Index (concluded):
Strike Price USD 7,574.49, Expires 6/19/13, Broker Credit Suisse International		29,455	(1,467,448)
Strike Price USD 7,176.38, Expires 9/18/13, Broker Credit Suisse International		15,098	(744,633)
Strike Price USD 7,180.59, Expires 12/18/13, Broker JPMorgan Chase Bank NA		30,149	(1,553,514)
Tokyo Stock Price Index:
Strike Price JPY 675.45, Expires 6/08/12, Broker Deutsche Bank AG		1,267,338	(365,519)
Strike Price JPY 675, Expires 6/08/12, Broker Morgan Stanley International		1,395,550	(407,188)

			(20,684,434)

		Notional Amount (000)
Over-the-Counter Put Swaptions — 0.0%
Receive a fixed rate of 3.15% and pay a floating rate based on 3-month LIBOR, expiring 4/30/13, Broker Morgan Stanley & Co., Inc.	JPY	3,301,281	(122,581)
Total Options Written (Premiums Received — $39,733,980) — (0.4)%			(39,059,192)
Total Investments, Net of Structured Options and Options Written — 101.1%			9,574,846,847
Liabilities in Excess of Other Assets — (1.1)%			(107,192,272)

Net Assets — 100.0%			$9,467,654,575

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	Convertible security.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(l)	Variable rate security. Rate shown is as of report date.

(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(n)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,860,795	2,140,888	[1]	—	5,001,683	$5,001,683	—	$1,965
BlackRock Liquidity Series, LLC Money Market Series	$409,500	$62,401,183	[1]	—	$62,810,683	$62,810,683	—	$221,548
iShares Dow Jones US Telecommunications Sector Index Fund[2]	122,203	21,700		(149,203)	—	—	$100,998	$60,448
iShares Gold Trust	—	2,238,615		—	2,238,615	$34,094,107	—	—
iShares MSCI Brazil (Free) Index[2]	79,400	—		(79,400)	—	—	$850,345	—
iShares MSCI South Korea Index Fund[2]	71,000	—		(71,000)	—	—	$2,752,404	—
iShares Silver Trust	604,651	37,900		(560,800)	81,751	$2,202,372	$12,666,032	—
[1]	Represents net shares/beneficial interest purchased.

[2]	No longer an affiliated company or held by the Fund as of report date.

(o)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(p)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(q)	Represents the current yield as of report date.

(r)	Security was purchased with the cash collateral from loaned securities.

—	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
447	CAC 40 Index	Euronext Paris	January 2012	$18,313,365	$524,461
94	DAX Index	Eurex	March 2012	$17,944,782	503,057
280	DJ Euro Stoxx 50	Eurex	March 2012	$8,363,964	447,719
14	Hang Seng China Enterprises Index	Hong Kong Futures Exchange	January 2012	$898,681	(14,763)
16	Hang Seng Index	Hong Kong Futures Exchange	January 2012	$1,901,064	(17,500)
301	MSCI Taiwan Index	Stock Exchange of Singapore	January 2012	$7,630,350	(5,719)
42	Nikkei 225 Index	Chicago Mercantile	March 2012	$2,293,166	34,066
2	S&P TSE 60 Index	Montreal Exchange	March 2012	$266,562	10,337
39	SGX MSCI Singapore Index	Stock Exchange of Singapore	January 2012	$1,805,898	(27,798)
Total					$1,453,860

—	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
192	S&P 500 Index	Chicago Mercantile	March 2012	$60,124,800	$(253,337)
798	Russell 2000 E-Mini Index	Chicago Mercantile	March 2012	58,956,240	(931,059)
Total					$(1,184,396)

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

—	Foreign currency exchange contracts as of December 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	33,636,723	USD	631,794	Brown Brothers Harriman & Co.	1/02/12	$1,606
TWD	21,458,072	USD	709,147	Brown Brothers Harriman & Co.	1/02/12	(469)
GBP	1,681,125	USD	2,610,574	Deutsche Bank Securities, Inc.	1/03/12	213
USD	9,415	MYR	29,869	Brown Brothers Harriman & Co.	1/03/12	(8)
USD	7,691	SGD	10,027	Brown Brothers Harriman & Co.	1/03/12	(40)
BRL	745,126	USD	398,847	Brown Brothers Harriman & Co.	1/04/12	631
CAD	2,124,037	USD	2,085,352	Brown Brothers Harriman & Co.	1/04/12	(407)
IDR	1,330,743,716	USD	144,709	Brown Brothers Harriman & Co.	1/04/12	2,051
USD	49,049	CAD	49,922	Brown Brothers Harriman & Co.	1/04/12	46
USD	3,947,917	CAD	4,029,244	Brown Brothers Harriman & Co.	1/04/12	(7,169)
USD	292,435	JPY	22,747,940	Credit Suisse Securities (USA) LLC	1/04/12	(3,108)
USD	31,507	MYR	99,640	Brown Brothers Harriman & Co.	1/04/12	74
USD	2,031	THB	64,333	Brown Brothers Harriman & Co.	1/04/12	(8)
USD	95,050	JPY	7,332,954	Brown Brothers Harriman & Co.	1/05/12	(220)
USD	2,781	THB	88,295	Brown Brothers Harriman & Co.	1/05/12	(18)
CHF	9,487,932	EUR	7,737,860	Credit Suisse Securities (USA) LLC	1/06/12	86,555
CHF	19,558,194	EUR	15,951,367	UBS AG	1/06/12	177,479
NOK	123,233,140	USD	21,346,095	Deutsche Bank Securities, Inc.	1/06/12	(742,782)
NOK	100,347,120	USD	17,392,388	UBS AG	1/06/12	(615,382)
CAD	15,090,011	USD	14,641,967	Credit Suisse Securities (USA) LLC	1/12/12	167,317
CAD	7,783,171	USD	7,549,148	Deutsche Bank Securities, Inc.	1/12/12	89,229
USD	32,012,835	GBP	20,342,400	JPMorgan Chase Bank NA	1/12/12	423,258
AUD	5,974,000	USD	5,952,494	Deutsche Bank Securities, Inc.	1/13/12	151,474
CHF	13,530,650	EUR	10,938,278	UBS AG	1/13/12	249,565
USD	6,089,000	AUD	5,974,000	Deutsche Bank Securities, Inc.	1/13/12	(14,969)
EUR	8,934,584	USD	11,686,973	UBS AG	1/19/12	(122,327)
SGD	27,696,749	USD	21,279,195	HSBC Securities	1/19/12	73,480
JPY	985,828,145	USD	12,680,114	Deutsche Bank Securities, Inc.	1/27/12	131,936
JPY	3,111,247,902	USD	40,022,742	UBS AG	1/27/12	411,753
KRW	7,475,220,000	USD	6,449,715	Deutsche Bank Securities, Inc.	1/27/12	28,804
USD	17,925,612	GBP	11,553,000	JPMorgan Chase Bank NA	1/27/12	(12,654)
TWD	352,020,000	USD	11,656,291	HSBC Securities	2/03/12	(23,252)
USD	17,307,249	MXN	215,726,200	Citibank NA	2/09/12	1,892,823
USD	9,613,450	MYR	29,819,000	HSBC Securities	3/01/12	238,428
USD	32,346,420	JPY	2,480,000,000	UBS AG	3/09/12	89,973
CNY	193,999,112	USD	30,339,000	Credit Suisse Securities (USA) LLC	3/12/12	449,984
SGD	15,705,840	USD	12,968,244	JPMorgan Chase Bank NA	3/12/12	(860,184)
USD	18,336,555	MYR	56,913,000	HSBC Securities	4/03/12	461,635
CNH	98,368,345	USD	15,356,440	UBS AG	4/11/12	47,815
CNH	57,944,250	USD	9,100,000	UBS AG	4/11/12	(26,065)
USD	29,676,046	AUD	29,050,871	Credit Suisse Securities (USA) LLC	4/16/12	290,008
JPY	850,000,000	USD	10,967,742	Credit Suisse Securities (USA) LLC	5/14/12	105,593
USD	35,031,306	JPY	2,680,000,000	Credit Suisse Securities (USA) LLC	5/14/12	117,733
USD	689,614	AUD	670,700	Goldman Sachs & Co.	5/15/12	12,941
AUD	28,239,000	USD	27,562,676	JPMorgan Chase Bank NA	11/15/12	495,977
USD	29,256,019	AUD	28,910,050	Goldman Sachs & Co.	11/15/12	530,601
USD	27,597,975	AUD	28,239,000	JPMorgan Chase Bank NA	11/15/12	(460,678)
Total						$3,839,242

—	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65% (1)	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/13	$	561	$660
0.65% (1)	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/13	$	283	1,299
1.63% (2)	3-Month LIBOR	UBS AG	9/12/15	$	121,563	231,493
1.57% (2)	3-Month LIBOR	UBS AG	9/15/15	$	116,897	146,422
1.56% (2)	3-Month LIBOR	Bank of America NA	9/23/15	$	119,198	122,664

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Interest rate swaps outstanding as of December 31, 2011 (concluded):

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount		Unrealized Appreciation (Depreciation)
1.84% (1)	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/16	$	3,028	$(93,041)
1.84% (1)	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/16	$	1,758	(8,314)
Total						$401,183

(1)	Fund pays a fixed interest rate and receives floating rate.

(2)	Fund pays a floating interest rate and receives fixed rate.

—	Cross-currency swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation
IDR 8.25% (3)	6-Month LIBOR	Credit Suisse Securities (USA) LLC	6/03/18	IDR	46,907,772	$15,375

(3)	Fund pays a floating interest rate and receives fixed rate.

—	Total return swaps outstanding as of December 31, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount			Unrealized Appreciation (Depreciation)
Return on the MSCI Daily Total Return Net Emerging Markets USD Index	Receives	3-month LIBOR plus 0.38%	BNP Paribas	1/12/12	USD	9,387		$100,563
HSCEI Dividend Point Index Futures December 2012	Receives	HKD 35,228,625	Citibank NA	12/31/12	HKD	2,085	[1]	(246,849)
SGX Nikkei Stock Average Dividend Point Index Futures December 2012	Receives	JPY 35,034,750	Citibank NA	3/29/13	JPY	161	[1]	172,669
SGX Nikkei Stock Average Dividend Point Index Futures December 2013	Receives	JPY 434,255,500	Citibank NA	3/31/14	JPY	265	[1]	170,079
Total								$196,462

[1]	Contract amount shown.
—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments:
Common Stocks:
Argentina	$10,863,288	—	—	$10,863,288
Australia	—	$101,806,456	—	101,806,456

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (continued)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets (concluded)
Austria	—	$2,074,158	—	$2,074,158
Belgium	—	3,675,667	—	3,675,667
Brazil	$172,026,141	—	—	172,026,141
Canada	249,495,860	—	$4,093	249,499,953
Chile	4,636,431	—	—	4,636,431
China	3,782,869	106,011,890	—	109,794,759
Egypt	—	4,860,755	—	4,860,755
France	23,044,262	111,116,145	—	134,160,407
Germany	2,421,388	204,162,780	—	206,584,168
Hong Kong	—	62,672,750	—	62,672,750
India	—	39,066,714	—	39,066,714
Indonesia	—	9,080,823	—	9,080,823
Ireland	6,386,874	—	—	6,386,874
Israel	23,267,887	—	—	23,267,887
Italy	—	42,621,798	—	42,621,798
Japan	—	641,983,598	—	641,983,598
Kazakhstan	10,276,630	32,661	—	10,309,291
Luxembourg	—	1,370,327	—	1,370,327
Malaysia	—	42,293,081	—	42,293,081
Mexico	16,608,029	—	—	16,608,029
Netherlands	6,479,009	34,343,443	—	40,822,452
Norway	—	21,739,489	—	21,739,489
Philippines	4,155,266	—	—	4,155,266
Poland	—	1,287,197	—	1,287,197
Portugal	—	2,416,977	—	2,416,977
Russia	68,539,548	3,274,854	—	71,814,402
Singapore	—	72,675,644	—	72,675,644
South Africa	21,071,815	4,425,572	—	25,497,387
South Korea	25,242,687	52,767,207	—	78,009,894
Spain	2,281,216	20,090,742	—	22,371,958
Sweden	—	7,885,696	—	7,885,696
Switzerland	7,378,965	88,394,133	—	95,773,098
Taiwan	12,991,813	42,582,532	—	55,574,345
Thailand	25,481,527	—	—	25,481,527
Turkey	—	21,792,299	—	21,792,299
United Kingdom	83,213,050	212,322,086	—	295,535,136
United States	3,178,920,147	—	—	3,178,920,147
Corporate Bonds	—	511,862,591	52,469,663	564,332,254
Floating Rate Loan Interests	—	—	27,881,456	27,881,456
Foreign Agency Obligations	—	762,951,160	—	762,951,160
Non-Agency Mortgage-Backed Securities	—	9,765,342	—	9,765,342
US Treasury Obligations	—	778,338,639	—	778,338,639
Investment Companies	200,853,178	760,722	—	201,613,900
Preferred Securities	63,086,400	36,330,267	—	99,416,667
Warrants	1,380,872	4	—	1,380,876
Short-Term Securities:
Foreign Agency Obligations	—	156,218,656	—	156,218,656
Money Market Funds	5,001,683	62,810,683	—	67,812,366
Time Deposits	—	6,404,911	—	6,404,911
US Treasury Obligations	—	1,007,136,903	—	1,007,136,903

Total	$4,228,886,835	$5,291,407,352	$80,355,212	9,600,649,399

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Schedule of Investments (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$7,632,016	$635,364	$9,083,203	$17,350,583
Foreign currency exchange contracts	—	6,744,357	—	6,744,357
Interest rate contracts	—	502,538	—	502,538
Liabilities:
Equity contracts	(15,612,142)	(970,948)	(25,981,538)	(42,564,628)
Foreign currency exchange contracts	—	(2,889,740)	—	(2,889,740)
Interest rate contracts	—	(223,936)	—	(223,936)
Total	$(7,980,126)	$3,797,635	$(16,898,335)	$(21,080,826)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset- Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Foreign Agency Obligations	Total
Assets:
Balance, as of December 31, 2010	$161,644	$150,000	$42,066,332	$24,012,486	$130,303,509	$196,693,971
Accrued discounts/premiums	—	995	(478,784)	44,345	—	(433,444)
Net realized gain (loss)	(1,541,457)	(143,855)	355,412	540,507	1,181,240	391,847
Net change in unrealized appreciation/depreciation[2]	(9,680,535)	141,357	(5,878,101)	(377,901)	(1,363,102)	(17,158,282)
Purchases	1,165,501	—	37,527,536	13,976,500	—	52,669,537
Sales	(188,396)	(148,497)	(6,886,027)	(10,314,481)	(8,907,929)	(26,445,330)
Transfers in3	10,087,336	—	2,736,600	—	—	12,823,936
Transfers out[3]	—	—	(16,973,305)	—	(121,213,718)	(138,187,023)

Balance, as of December 31, 2011	$4,093	—	$52,469,663	$27,881,456	—	$80,355,212

[2]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at December 31, 2011 was $(16,516,340).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Equity Contracts
	Assets	Liabilities	Total
Balance, as of December 31, 2010	$8,314,321	$(2,136,079)	$6,178,242
Accrued discounts/premium	—	—	—
Net realized gain (loss)	3,734,529	2,871,201	6,605,730
Net change in unrealized appreciation/depreciation[4]	(17,137,412)	(6,950,113)	(24,087,525)
Purchases	19,966,853	—	19,966,853
Issuances[5]	—	(19,048,964)	(19,048,964)
Sales	(4,743,846)	(717,583)	(5,461,429)
Settlements[6]	—	—	—
Transfers in7	—	—	—
Transfers out[7]	(1,051,242)	—	(1,051,242)

Balance, as of December 31, 2011	$9,083,203	$(25,981,538)	$(16,898,335)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at December 31, 2011 was $(17,816,224).

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $58,546,411) (cost—$9,292,063,459)	$9,511,928,186
Investments at value—affiliated (cost—$101,050,355)	104,108,845
Cash pledged as collateral for financial futures contracts	44,100
Foreign currency at value (cost—$250,940)	284,388
Interest receivable	25,722,382
Dividends receivable	9,162,502
Investments sold receivable	7,472,651
Unrealized appreciation on foreign currency exchange contracts	6,728,982
Capital shares sold receivable	4,255,414
Margin variation receivable	983,310
Unrealized appreciation on swaps	961,224
Principal paydown receivable	298,660
Securities lending income receivable—affiliated	47,639
Swaps receivable	37,341
Prepaid expenses	88,863

Total assets	9,672,124,487

Liabilities:
Collateral on securities loaned at value	62,810,683
Bank overdraft	4,741,351
Investments purchased payable	84,356,783
Options written at value (premiums received—$39,733,980)	39,059,192
Investment advisory fees payable	4,178,388
Unrealized depreciation on foreign currency exchange contracts	2,889,740
Structured options at value (cost—$0)	2,130,992
Capital shares redeemed payable	1,471,999
Distribution fees payable	870,857
Unrealized depreciation on swaps	348,204
Swaps payable	107,084
Other affiliates payable	23,803
Officer’s and Directors’ fees payable	6,297
Other accrued expenses payable	1,474,539

Total liabilities	204,469,912

Net Assets	$9,467,654,575

Net Assets Consist of:
Paid-in capital	$9,348,936,844
Distributions in excess of net investment income	(25,248,471)
Accumulated net realized loss	(88,785,652)
Net unrealized appreciation/depreciation	232,751,854

Net Assets	$9,467,654,575

Net Asset Value:
Class I—Based on net assets of $1,737,293,985 and 116,816,870 shares outstanding, 200 million shares authorized, $0.10 par value	$14.87

Class II—Based on net assets of $25,767,554 and 1,734,752 shares outstanding, 200 million shares authorized, $0.10 par value	$14.85

Class III—Based on net assets of $7,704,593,036 and 580,339,517 shares outstanding, 200 million shares authorized, $0.10 par value	$13.28

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$140,712,521
Foreign taxes withheld	(7,604,209)
Dividends—affiliated	62,413
Interest	83,376,960
Securities lending—affiliated	221,548

Total income	216,769,233

Expenses:
Investment advisory	56,717,354
Distribution—Class II	33,339
Distribution—Class III	18,020,381
Custodian	1,707,779
Accounting services	1,217,422
Printing	896,185
Professional	311,843
Officer and Directors	182,887
Registration	75,455
Transfer agent—Class I	918
Transfer agent—Class II	13
Transfer agent—Class III	4,069
Miscellaneous	218,263

Total expenses	79,385,908
Less fees waived by advisor	(3,215)

Total expenses after fees waived	79,382,693

Net investment income	137,386,540

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	156,083,091
Investments—affiliated	16,369,779
Financial futures contracts	40,858,229
Foreign currency transactions	23,675,729
Options written and structured options	5,017,186
Swaps	(2,527,565)

239,476,449

Net change in unrealized appreciation/depreciation on:
Investments	(739,011,007)
Financial futures contracts	289,726
Foreign currency transactions	(737,921)
Option written and structured options	(4,000,929)
Swaps	(864,109)

(744,324,240)

Total realized and unrealized loss	(504,847,791)

Net Decrease in Net Assets Resulting from Operations	$(367,461,251)

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$137,386,540	$97,673,129
Net realized gain	239,476,449	95,485,282
Net change in unrealized appreciation/depreciation	(744,324,240)	466,466,183

Net increase (decrease) in net assets resulting from operations	(367,461,251)	659,624,594

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(40,718,447)	(15,673,072)
Class II	(564,052)	(195,407)
Class III	(182,962,615)	(68,131,911)
Net realized gain:
Class I	(39,352,619)	(7,134,231)
Class II	(572,753)	(97,704)
Class III	(194,465,359)	(37,006,852)

Decrease in net assets resulting from dividends and distributions to shareholders	(458,635,845)	(128,239,177)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	2,387,328,653	1,964,036,225

Net Assets:
Total increase in net assets	1,561,231,557	2,495,421,642
Beginning of year	7,906,423,018	5,411,001,376

End of year	$9,467,654,575	$7,906,423,018

Distributions in excess of net investment income	$(25,248,471)	$(30,519,118)

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$16.15	$14.92	$12.52	$16.03	$14.78

Net investment income[2]	0.28	0.26	0.27	0.27	0.32
Net realized and unrealized gain (loss)	(0.84)	1.24	2.39	(3.39)	2.19

Net increase (decrease) from investment operations	(0.56)	1.50	2.66	(3.12)	2.51

Dividends and distributions from:
Net investment income	(0.36)	(0.19)	(0.24)	(0.33)	(0.47)
Net realized gain	(0.36)	(0.08)	—	(0.06)	(0.79)
Tax return of capital	—	—	(0.02)	—	—

Total dividends and distributions	(0.72)	(0.27)	(0.26)	(0.39)	(1.26)

Net asset value, end of year	$14.87	$16.15	$14.92	$12.52	$16.03

Total Investment Return:[3]
Based on net asset value	(3.49)%	10.05%	21.30%	(19.48)%	17.01%

Ratios to Average Net Assets:
Total expenses	0.69%	0.71%	0.74%	0.80%	0.78%

Total expenses after fees waived	0.69%	0.71%	0.74%	0.80%	0.78%

Total expenses after fees waived and excluding dividend expense	0.69%	0.71%	0.74%	0.80%	0.78%

Net investment income	1.75%	1.75%	1.99%	1.81%	2.03%

Supplemental Data:
Net assets, end of year (000)	$1,737,294	$1,403,484	$855,977	$589,326	$755,675

Portfolio turnover	31%	28%	26%	31%	34%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$16.13	$14.91	$12.53	$16.03	$14.78

Net investment income[2]	0.26	0.24	0.24	0.25	0.30
Net realized and unrealized gain (loss)	(0.84)	1.23	2.39	(3.39)	2.19

Net increase (decrease) from investment operations	(0.58)	1.47	2.63	(3.14)	2.49

Dividends and distributions from:
Net investment income	(0.34)	(0.17)	(0.22)	(0.30)	(0.45)
Net realized gain	(0.36)	(0.08)	—	(0.06)	(0.79)
Tax return of capital	—	—	(0.03)	—	—

Total dividends and distributions	(0.70)	(0.25)	(0.25)	(0.36)	(1.24)

Net asset value, end of year	$14.85	$16.13	$14.91	$12.53	$16.03

Total Investment Return:[3]
Based on net asset value	(3.63)%	9.88%	21.05%	(19.57)%	16.82%

Ratios to Average Net Assets:
Total expenses	0.84%	0.86%	0.89%	0.95%	0.93%

Total expenses after fees waived	0.84%	0.86%	0.89%	0.95%	0.93%

Total expenses after fees waived and excluding dividend expense	0.84%	0.86%	0.89%	0.95%	0.93%

Net investment income	1.60%	1.60%	1.76%	1.69%	1.90%

Supplemental Data:
Net assets, end of year (000)	$25,768	$19,019	$7,843	$1,544	$1,521

Portfolio turnover	31%	28%	26%	31%	34%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$14.49	$13.42	$11.30	$14.53	$13.51

Net investment income[2]	0.22	0.20	0.21	0.21	0.24
Net realized and unrealized gain (loss)	(0.74)	1.10	2.15	(3.07)	2.02

Net increase (decrease) from investment operations	(0.52)	1.30	2.36	(2.86)	2.26

Dividends and distributions from:
Net investment income	(0.33)	(0.15)	(0.22)	(0.31)	(0.45)
Net realized gain	(0.36)	(0.08)	—	(0.06)	(0.79)
Tax return of capital	—	—	(0.02)	—	—

Total dividends and distributions	(0.69)	(0.23)	(0.24)	(0.37)	(1.24)

Net asset value, end of year	$13.28	$14.49	$13.42	$11.30	$14.53

Total Investment Return:[3]
Based on net asset value	(3.64)%	9.76%	20.92%	(19.67)%	16.75%

Ratios to Average Net Assets:
Total expenses	0.94%	0.96%	0.99%	1.03%	1.04%

Total expenses after fees waived	0.94%	0.96%	0.99%	1.03%	1.04%

Total expenses after fees waived and excluding dividend expense	0.94%	0.96%	0.99%	1.03%	1.04%

Net investment income	1.50%	1.50%	1.75%	1.66%	1.67%

Supplemental Data:
Net assets, end of year (000)	$7,704,593	$6,483,920	$4,547,181	$1,820,988	$333,475

Portfolio turnover	31%	28%	26%	31%	34%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Notes to Consolidated Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented here are for the BlackRock Global Allocation V.I. Fund (“the Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

On March 18, 2011, the Company’s Board of Directors (the “Board”) approved certain changes to the Fund. In particular, the Board approved certain changes to the Fund’s principal investment strategies. These changes were effective on October 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation:    The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds:    The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests:    The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1

“Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—

Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

—	Cross-currency swaps—The Fund enters into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Unrealized appreciation on swaps	$6,744,357
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Investments at value — unaffiliated[2]	17,350,583
Interest rate contracts	Unrealized appreciation on swaps	502,538

Total		$24,597,478

	Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$2,889,740
Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps; Options written at value; Structured options at value	42,564,628
Interest rate contracts	Unrealized depreciation on swaps; Options written at value	223,936

Total		$45,678,304

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended December 31, 2011
	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Exchange Contracts
Foreign currency exchange contracts	—	$240,475	—	$21,014,113
Equity contracts	$40,858,229	(3,365,623)	$5,799,200	—
Interest rate contracts	—	597,583	—	—

Total	$40,858,229	$(2,527,565)	$5,799,200	$21,014,113

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Exchange Contracts
Foreign currency exchange contracts	—	$15,375	—	$(6,753,306)
Equity contracts	$289,726	(1,280,667)	$(20,294,494)	—
Interest rate contracts	—	401,183	174,978	—

Total	$289,726	$(864,109)	$(20,119,516)	$(6,753,306)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	467
Average number of contracts sold	1,194
Average notional value of contracts purchased	$24,704,492
Average notional value of contracts sold	$126,727,223
Foreign currency contracts:
Average number of contracts-US dollars purchased	42
Average number of contracts-US dollars sold	44
Average US dollar amounts purchased	$312,831,999
Average US dollar amounts sold	$609,112,541
Options:
Average number of option contracts purchased	9,690,559
Average number of option contracts written	25,947,249
Average notional value of option contracts purchased	$506,241,464
Average notional value of option contracts written	$445,362,112
Average number of swaption contracts written	1
Average notional value of swaption contracts written	$31,667,791
Structured Options:
Average number units	240,590
Average notional value	$139,306,829
Interest rate swaps:
Average number of contracts-pays fixed rate	2
Average number of contracts-receives fixed rate	2
Average notional value-pays fixed rate	$2,815,000
Average notional value- receives fixed rate	$189,782,750
Cross-currency swaps:
Average number of contracts- receives fixed rate	1
Average notional value- receives fixed rate	$4,035,740
Total return swaps:
Average number of contracts	4
Average notional value	$35,164,689

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily assets at an annual rate of 0.65% from January 1,2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 billion	0.65%
$6 billion — $8 billion	0.61%
$8 billion — $10 billion	0.59%
$10 billion — $15 billion	0.57%
Greater than $15 billion	0.55%

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Consolidated Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $96,021 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Consolidated Statement of Operations. For the year ended December 31, 2011, BIM received $118,680 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended December 31, 2011, were $3,948,537,790 and $2,139,233,856, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2011, were $437,768,619 and $328,585,918, respectively.

Transactions in options written for the year ended December 31, 2011, were as follows:

	Calls
	Contracts	Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	19,028	—	$4,085,678
Options written	6,329,635	$22,135	33,314,806
Options exercised	(8,909)	—	(2,256,745)
Options expired	(3,803,348)	(22,135)	(1,987,197)
Options closed	(99,609)	—	(12,293,371)

Outstanding options, end of year	2,436,797	—	$20,863,171

	Puts
	Contracts	Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	24,971	—	$2,910,553
Options written	4,723,161	JPY3,389,049	39,514,251
Options expired	(147,962)	—	(6,649,260)
Options closed	(166,086)	(87,768)	(16,904,735)

Outstanding options, end of year	4,434,084	JPY3,301,281	$18,870,809

As of December 31, 2011, the value of portfolio securities subject to covered call options written was $205,542,378.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	39

between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, the reclassification of distributions and income recognized from pass-through entities were reclassified to the following accounts:

Distributions in excess of net investment income	$92,129,221
Accumulated net realized loss	$(92,129,221)

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$255,307,389	$84,000,390
Long-term capital gains	203,328,456	44,238,787

	$458,635,845	$128,239,177

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$6,179,193
Net unrealized gains[1]	123,810,780
Qualified late-year losses[2]	(11,272,242)

Total	$118,717,731

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sale, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, investments in passive foreign investment companies, investment in a wholly owned subsidiary and the timing of expense recognition.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$9,451,024,740

Gross unrealized appreciation	$758,325,448
Gross unrealized depreciation	(593,313,157)

Net unrealized appreciation	$165,012,291

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of December 31, 2011, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas, & Consumable Fuels US Treasury Obligations Foreign Agency Obligations Metals & Mining	11 9 9 5%
Other[1]	66
[1]	All other industries held were each less than 5% of long-term investments.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	30,207,326	$492,191,630
Shares issued to shareholders in reinvestment of dividends and distributions	5,337,397	80,071,066
Shares redeemed	(5,649,450)	(90,812,935)

Net increase	29,895,273	$481,449,761

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	33,735,919	$514,181,290
Shares issued to shareholders in reinvestment of dividends and distributions	1,415,723	22,807,303
Shares redeemed	(5,615,241)	(84,604,184)

Net increase	29,536,401	$452,384,409

Class II Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	845,732	$13,617,451
Shares issued to shareholders in reinvestment of dividends and distributions	75,912	1,136,806
Shares redeemed	(366,001)	(5,877,067)

Net increase	555,643	$8,877,190

Class II Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	953,210	$14,474,676
Shares issued to shareholders in reinvestment of dividends and distributions	18,217	293,111
Shares redeemed	(318,390)	(4,770,306)

Net increase	653,037	$9,997,481

Class III Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	157,222,916	$2,279,604,233
Shares issued to shareholders in reinvestment of dividends and distributions	28,175,267	377,427,973
Shares redeemed	(52,402,350)	(760,030,504)

Net increase	132,995,833	$1,897,001,702

Class III Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	169,516,060	$2,321,974,102
Shares issued to shareholders in reinvestment of dividends and distributions	7,271,008	105,138,763
Shares redeemed	(68,244,761)	(925,458,530)

Net increase	108,542,307	$1,501,654,335

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	41

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated for each of the three years in the period then ended). These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended (consolidated for each of the three years in the period then ended), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

December 31, 2011

Annual Report

BlackRock Global Opportunities V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

On March 18, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved certain changes to the Fund. In particular, the Board approved certain changes to the Fund’s principal investment strategies. The changes were effective on October 1, 2011.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2011, the Fund underperformed its benchmark index, the MSCI All Country World Index.

What factors influenced performance?

—

Stock selection in the energy, financials, materials and information technology (“IT”) sectors hurt performance for the period. In energy, the Fund’s underperformance was primarily attributable to long positioning in coal and short positioning in oil during the first quarter, as well as poor stock selection within the oil & gas exploration & production segment. In financials, the benefits of the Fund’s sector underweight were overshadowed by negative performance from its bank holdings and select life & health insurers. Stock selection in the materials sector, particularly within the diversified chemicals segment, also detracted from performance. In the IT sector, selection among software and semiconductor names had a negative impact on returns.

—

Contributing positively to performance was stock selection in the health care, utilities and industrials sectors. In health care, the Fund’s pharmaceutical holdings performed well during the period. Allergan, Inc., Bristol-Myers Squibb Co. and Roche Holding AG were particularly strong performers. In utilities, stock selection in the electric utilities industry had a positive impact on returns. In industrials, a position in Komatsu Ltd. contributed positively as the stock significantly outperformed its construction & farm machinery peers.

Describe recent portfolio activity.

—

During the 12-month period, the Fund reduced exposure to securities with high economic sensitivity. This resulted in a rotation away from the industrials and materials sectors and provided capital to increase the Fund’s allocations to consumer staples and utilities. In consumer staples, the Fund added to holdings in the food & staples retailing industry and the food, beverage & tobacco group. From a geographical perspective, the Fund moved from an overweight to underweight exposure to Japan during the period.

Describe portfolio positioning at period end.

—

Given the macro risks in the market, the Fund was positioned with modest sector bets at period end. The Fund remains broadly diversified while fund management seeks to identify attractive sub-industries and stocks. From a regional perspective, the Fund’s largest overweight is in developed Europe, particularly in the Netherlands and Germany. The Fund’s holdings in this region are concentrated in multi-national exporters with strong global brands. More broadly, the Fund’s holdings continue to reflect a preference for established companies in the developed world as fund management believes they offer a better risk-reward profile as compared to their emerging-market counterparts in a “risk on-risk off” trading environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stock of companies of any market capitalization located in various foreign countries and the United States, selected for their above-average return potential.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares. The returns prior to October 1, 2011 are the returns of the Fund that followed different investment strategies.

[3]

This unmanaged market capitalization-weighted index is a free float-adjusted market capitalization weighted index, calculated by Morgan Stanley Capital International, that is designed to measure the equity market performance of developed and emerging markets.

Performance Summary as of December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years[5]	10 Years[5]
Class I Shares[4]	(14.85)%	(12.39)%	(0.44)%	4.33%
Class III Shares[4]	(14.94)	(12.53)	(0.67)[6]	4.07	[6]
MSCI All Country World Index	(11.49)	(7.35)	(1.93)	4.24

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Fund Information as of December 31, 2011

Geographic Allocations	Percent of Long-Term Investments
United States	50%
United Kingdom	10
Japan	6
Germany	4
Netherlands	4
France	3
South Korea	3
Canada	2
Hong Kong	2
Switzerland	2
Brazil	2
Spain	2
Other[1]	10

[1]

Other includes a 1% or less investment in each of the following countries: Australia, China, Belgium, Italy, Mexico, Taiwan, Norway, Singapore, Argentina, Ireland, South Africa, Luxembourg, Israel, Denmark, Indonesia, and Colombia.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]			Annualized Expense Ratio
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]
Class I	$1,000.00	$851.50	$5.41	$1,000.00	$1,019.41	$5.90	1.16%
Class III	$1,000.00	$850.60	$6.58	$1,000.00	$1,018.11	$7.17	1.41%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 0.7%
Arcos Dorados Holdings, Inc., Class A	15,100	$310,003
Australia — 1.2%
BHP Billiton Ltd.	5,300	187,083
Newcrest Mining Ltd.	8,100	246,848
PanAust Ltd. (a)	38,500	126,357

		560,288
Belgium — 1.0%
Anheuser-Busch InBev NV	7,400	451,646
Brazil — 1.5%
BM&F BOVESPA SA	47,300	248,513
Banco Bradesco SA, Preference Shares	26,500	436,872

		685,385
Canada — 2.2%
First Quantum Minerals Ltd.	10,800	212,555
Manulife Financial Corp.	17,200	183,185
Suncor Energy, Inc.	6,700	193,223
The Toronto-Dominion Bank	2,700	202,192
TransCanada Corp.	4,500	196,697

		987,852
China — 1.1%
China Construction Bank, Class H	418,400	290,625
China Merchants Bank Co. Ltd.	87,700	176,241
Lentuo International, Inc. — ADR (a)	7,200	18,000

		484,866
Colombia — 0.2%
Petrominerales Ltd.	5,900	95,906
Denmark — 0.4%
Carlsberg A/S, Class B	2,400	168,992
France — 2.5%
AXA SA	6,200	80,142
BNP Paribas SA	3,540	137,846
Danone SA	3,600	225,909
LVMH Moet Hennessy Louis Vuitton SA	2,000	281,729
Sanofi-Aventis	5,300	387,418

		1,113,044
Germany — 4.3%
Allianz AG, Registered Shares	2,900	276,962
Bayer AG, Registered Shares	1,500	95,795
Bayerische Motoren Werke AG	2,700	180,490
Continental AG (a)	3,400	211,135
Deutsche Lufthansa AG, Registered Shares	10,300	122,514
K+S AG	4,700	211,978
Kabel Deutschland Holding AG (a)	2,693	136,523
Merck KGaA	3,200	318,669
Metro AG	3,900	142,206

Common Stocks	Shares	Value

Germany (concluded)
Volkswagen AG, Preference Shares	1,364	$203,934

		1,900,206
Hong Kong — 1.8%
AIA Group Ltd.	85,000	264,598
China Resources Enterprise Ltd.	34,300	117,406
Hong Kong Exchanges and Clearing Ltd.	12,400	197,309
Wharf Holdings Ltd.	50,600	228,088

		807,401
Indonesia — 0.4%
Adaro Energy PT	838,600	163,198
Ireland — 0.6%
Accenture Plc	5,300	282,119
Israel — 0.5%
Check Point Software Technologies Ltd. (a)	3,900	204,906
Italy — 1.0%
Eni SpA	11,500	237,103
Intesa Sanpaolo SpA	125,400	208,855

		445,958
Japan — 5.8%
Bridgestone Corp.	10,600	240,071
Daikin Industries Ltd.	6,900	188,350
Hino Motors Ltd.	36,200	219,185
IHI Corp.	190,000	460,648
Japan Tobacco, Inc.	66	310,366
Mitsubishi Chemical Holdings Corp.	31,800	174,278
ORIX Corp.	2,800	230,835
Softbank Corp.	9,400	276,060
Sumitomo Mitsui Financial Group, Inc.	8,100	224,635
Tokyo Electron Ltd.	4,900	248,271

		2,572,699
Luxembourg — 0.5%
ArcelorMittal	11,300	205,326
Mexico — 0.9%
Fomento Economico Mexicano, SAB de CV — ADR	3,100	216,101
Grupo Modelo SAB de CV, Series C	28,000	176,571

		392,672
Netherlands — 3.8%
Aegon NV (a)	36,900	147,478
Akzo Nobel NV	5,300	255,405
ASML Holding NV	2,800	116,960
Corio NV	2,100	90,932
ING Groep NV (a)	19,800	141,602
Royal Dutch Shell Plc, Class A	19,000	692,565
Unilever NV	7,000	240,685

		1,685,627

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	JPY	Japanese Yen
AUD	Australian Dollar	MXN	Mexican New Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	USD	US Dollar
HKD	Hong Kong Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Norway — 0.8%
DnB NOR ASA	17,100	$166,670
Subsea 7 SA (a)	9,300	171,679

		338,349
Singapore — 0.7%
Avago Technologies Ltd.	7,500	216,450
Sakari Resources Ltd.	73,000	103,584

		320,034
South Africa — 0.6%
Naspers Ltd.	6,000	262,089
South Korea — 2.5%
Dongbu Insurance Co. Ltd.	8,000	371,762
Hyundai Mobis (a)	600	152,443
Kia Motors Corp. (a)	2,700	156,675
KT Corp. — ADR	13,000	203,320
Samsung Life Insurance Co. Ltd.	3,000	210,959

		1,095,159
Spain — 1.5%
Repsol YPF SA	10,748	328,838
Telefonica SA	19,900	342,841

		671,679
Switzerland — 1.8%
Julius Baer Group Ltd. (a)	3,300	128,543
Roche Holding AG	3,300	558,090
Temenos Group AG (a)(b)	6,100	99,584

		786,217
Taiwan — 0.8%
First Financial Holding Co. Ltd.	330,660	193,571
Nan Ya Plastics Corp.	90,000	178,486

		372,057
United Kingdom — 9.3%
Afren Plc (a)	76,000	101,125
Barclays Plc	87,200	238,813
BG Group Plc	11,300	241,409
BP Plc	63,000	448,767
British American Tobacco Plc	12,300	583,517
Compass Group Plc	18,100	171,747
GlaxoSmithKline Plc	19,600	446,604
HSBC Holdings Plc	54,725	417,773
Inmarsat Plc	28,100	175,983
Kazakhmys Plc	7,500	108,291
National Grid Plc	28,900	279,341
Unilever Plc	7,500	251,506
Vodafone Group Plc — ADR	16,800	470,904
Xstrata Plc	13,300	202,494

		4,138,274
United States — 48.4%
Amazon.com, Inc. (a)	1,100	190,410
American Electric Power Co., Inc.	9,900	408,969
Ameriprise Financial, Inc.	6,800	337,552
Apple, Inc. (a)	1,300	526,500
AT&T, Inc.	12,200	368,928
Biogen Idec, Inc. (a)	2,900	319,145
Bristol-Myers Squibb Co.	11,000	387,640
Celgene Corp. (a)	2,400	162,240
Citigroup, Inc.	4,940	129,972
Comcast Corp., Class A	10,200	241,842
Comerica, Inc.	6,500	167,700
ConAgra Foods, Inc.	11,400	300,960

Common Stocks	Shares	Value

United States (concluded)
Costco Wholesale Corp.	4,100	$341,612
Crown Holdings, Inc. (a)	8,100	271,998
Dominion Resources, Inc.	6,000	318,480
Dover Corp.	5,700	330,885
eBay, Inc. (a)	8,900	269,937
Eli Lilly & Co.	3,800	157,928
EMC Corp. (a)	10,600	228,324
EQT Corp.	3,400	186,286
Exelon Corp.	7,400	320,938
Exxon Mobil Corp.	10,400	881,504
F5 Networks, Inc. (a)	2,500	265,300
Federal Realty Investment Trust	3,200	290,400
FedEx Corp.	5,200	434,252
Fortinet, Inc. (a)	10,600	231,186
Freeport-McMoRan Copper & Gold, Inc., Class B	7,000	257,530
The Goldman Sachs Group, Inc.	3,200	289,376
Google, Inc., Class A (a)	800	516,720
H.J. Heinz Co.	4,300	232,372
Henry Schein, Inc. (a)	1,800	115,974
Hewlett-Packard Co.	8,800	226,688
Huntsman Corp.	12,300	123,000
Informatica Corp. (a)	8,400	310,212
International Paper Co.	8,000	236,800
JPMorgan Chase & Co.	14,600	485,450
KeyCorp	28,500	219,165
Kraft Foods, Inc.	8,900	332,504
Las Vegas Sands Corp. (a)	6,200	264,926
Liberty Global, Inc. (a)	8,000	328,240
Linear Technology Corp.	7,300	219,219
Lowe’s Cos., Inc.	12,400	314,712
Merck & Co., Inc.	6,200	233,740
MetLife, Inc.	8,200	255,676
Michael Kors Holdings Ltd. (a)	700	19,075
The NASDAQ OMX Group, Inc. (a)	9,500	232,845
Newmont Mining Corp.	2,800	168,028
News Corp., Class A	19,100	340,744
NII Holdings, Inc. (a)	4,800	102,240
NIKE, Inc., Class B	2,400	231,288
Occidental Petroleum Corp.	4,300	402,910
PepsiCo, Inc.	3,600	238,860
Pfizer, Inc.	31,900	690,316
Polycom, Inc. (a)	12,400	202,120
PPL Corp.	14,700	432,474
The Procter & Gamble Co.	7,900	527,009
QLIK Technologies, Inc. (a)	10,500	254,100
QUALCOMM, Inc.	4,500	246,150
Raytheon Co.	9,400	454,772
Reynolds American, Inc.	13,600	563,312
Rowan Cos., Inc. (a)	5,500	166,815
Schlumberger Ltd.	6,000	409,860
Sprint Nextel Corp. (a)(c)	60,300	141,102
SPX Corp.	5,400	325,458
Stanley Black & Decker, Inc.	6,927	468,265
Stryker Corp.	2,600	129,246
Symantec Corp. (a)	19,500	305,175
Teradata Corp. (a)	7,400	358,974
TIBCO Software, Inc. (a)	8,500	203,235
Verizon Communications, Inc.	7,700	308,924
Viacom, Inc., Class B	2,900	131,689
Weatherford International Ltd. (a)	11,300	165,432
Whole Foods Market, Inc.	3,800	264,404

		21,518,014
Total Long-Term Investments (Cost — $44,856,077) — 96.8%		43,019,966

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Fund, TempFund, Institutional Class, 0.10% (d)(e)	1,242,262	$1,242,262

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (d)(e)(f)	$103	102,965
Total Short-Term Securities (Cost — $1,345,227) — 3.0%		1,345,227
Total Investments Before Options Written (Cost — $46,201,304) — 99.8%		44,365,193

Options Written	Contracts	Value
Exchange-Traded Call Options — (0.0)%
Sprint Nextel Corp., Strike Price USD 3.00, Expires 1/21/12	515	(1,287)
Exchange-Traded Put Options — (0.0)%
Sprint Nextel Corp., Strike Price USD 2.00, Expires 1/21/12	515	(2,318)
Total Options Written (Premiums Received — $31,906) — (0.0)%		(3,605)
Total Investments, Net of Options Written — 99.8%		44,361,588
Other Assets Less Liabilities — 0.2%		89,179

Net Assets — 100.0%		$44,450,767

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,304,873	$(62,811)	1,242,262	$980
BlackRock Liquidity Series, LLC Money Market Series	—	$102,965	$102,965	$964

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.
—	Foreign currency exchange contracts as of December 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	16,000	USD	20,706	Citibank NA	1/03/12	$2
JPY	920,000	USD	11,837	Citibank NA	1/04/12	115
JPY	2,007,000	USD	25,964	Citibank NA	1/05/12	111
JPY	796,000	USD	10,303	Citibank NA	1/06/12	39
CAD	615,000	USD	579,761	Citibank NA	1/18/12	23,717
CAD	197,000	USD	193,809	Citibank NA	1/18/12	(500)
CAD	58,000	USD	56,788	UBS AG	1/18/12	126
CAD	120,000	USD	118,694	UBS AG	1/18/12	(943)
CHF	701,000	USD	760,287	Deutsche Bank AG	1/18/12	(13,811)
CHF	226,000	USD	255,351	UBS AG	1/18/12	(14,689)
EUR	455,000	USD	608,461	Citibank NA	1/18/12	(19,527)
EUR	198,000	USD	272,269	UBS AG	1/18/12	(15,985)
GBP	28,000	USD	45,134	Citibank NA	1/18/12	(1,656)
GBP	1,227,000	USD	1,894,871	Royal Bank of Scotland	1/18/12	10,431
GBP	73,000	USD	114,868	UBS AG	1/18/12	(1,513)
HKD	1,994,000	USD	256,745	Citibank NA	1/18/12	4
JPY	7,917,500	USD	102,893	Citibank NA	1/18/12	(9)
JPY	128,771,000	USD	1,678,338	Deutsche Bank AG	1/18/12	(5,020)
MXN	1,631,000	USD	117,649	Royal Bank of Scotland	1/18/12	(902)
SEK	3,440,000	USD	500,203	Deutsche Bank AG	1/18/12	(700)
SGD	178,000	USD	140,413	UBS AG	1/18/12	(3,184)
USD	26,436	AUD	28,000	Citibank NA	1/18/12	(2,157)
USD	146,169	CHF	127,000	Citibank NA	1/18/12	10,930
USD	67,020	CHF	61,500	UBS AG	1/18/12	1,531
USD	81,393	CHF	77,500	UBS AG	1/18/12	(1,135)
USD	278,181	EUR	204,000	Citibank NA	1/18/12	14,131
USD	2,357,975	EUR	1,771,000	Deutsche Bank AG	1/18/12	65,663
USD	61,194	EUR	44,500	Royal Bank of Scotland	1/18/12	3,595
USD	51,159	EUR	37,500	UBS AG	1/18/12	2,620
USD	194,521	GBP	123,500	Citibank NA	1/18/12	2,749
USD	49,500	GBP	32,000	Citibank NA	1/18/12	(191)
USD	100,198	GBP	63,500	Deutsche Bank AG	1/18/12	1,595
USD	455,092	GBP	290,000	Royal Bank of Scotland	1/18/12	4,777
USD	329,288	GBP	207,500	UBS AG	1/18/12	7,079
USD	147,095	HKD	1,144,000	Deutsche Bank AG	1/18/12	(207)
USD	252,740	JPY	19,357,000	Citibank NA	1/18/12	1,205
USD	73,357	JPY	5,695,000	Citibank NA	1/18/12	(647)
USD	398,039	JPY	30,358,000	Royal Bank of Scotland	1/18/12	3,551
USD	306,743	NOK	1,821,000	Royal Bank of Scotland	1/18/12	2,407
Total						$73,602

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Schedule of Investments (concluded)

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$310,003	—	—	$310,003
Australia	—	$560,288	—	560,288
Belgium	—	451,646	—	451,646
Brazil	685,385	—	—	685,385
Canada	987,852	—	—	987,852
China	18,000	466,866	—	484,866
Colombia	95,906	—	—	95,906
Denmark	—	168,992	—	168,992
France	—	1,113,044	—	1,113,044
Germany	—	1,900,206	—	1,900,206
Hong Kong	—	807,401	—	807,401
Indonesia	—	163,198	—	163,198
Ireland	282,119	—	—	282,119
Israel	204,906	—	—	204,906

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (concluded):
Common Stocks (concluded):
Italy	—	$445,958	—	$445,958
Japan	—	2,572,699	—	2,572,699
Luxembourg	—	205,326	—	205,326
Mexico	$392,672	—	—	392,672
Netherlands	—	1,685,627	—	1,685,627
Norway		338,349	—	338,349
Singapore	216,450	103,584	—	320,034
South Africa	—	262,089	—	262,089
South Korea	203,320	891,839	—	1,095,159
Spain	—	671,679	—	671,679
Switzerland	—	786,217	—	786,217
Taiwan	—	372,057	—	372,057
United Kingdom	470,904	3,667,370	—	4,138,274
United States	21,518,014	—	—	21,518,014
Short-Term Securities	1,242,262	102,965	—	1,345,227
Total	$26,627,793	$17,737,400	—	$44,365,193

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$156,378	—	$156,378
Liabilities:
Equity contracts	$(3,605)	—	—	(3,605)
Foreign currency exchange contracts	—	(82,776)	—	(82,776)
Total	$(3,605)	$73,602	—	$69,997

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $98,588) (cost—$44,856,077)	$43,019,966
Investments at value—affiliated (cost—$1,345,227)	1,345,227
Unrealized appreciation on foreign currency exchange contracts	156,378
Foreign currency at value (cost—$135,994)	128,588
Dividends receivable	114,343
Investments sold receivable	48,692
Capital shares sold receivable	254
Securities lending income receivable—affiliated	229
Prepaid expenses	10,967

Total assets	44,824,644

Liabilities:
Options written at value (premiums received—$31,906)	3,605
Collateral on securities loaned at value	102,965
Unrealized depreciation on foreign currency exchange contracts	82,776
Investments purchased payable	69,313
Capital shares redeemed payable	31,886
Investment advisory fees payable	28,367
Distribution fees payable	227
Other affiliates payable	126
Officer’s and Directors’ fees payable	276
Other accrued expenses payable	54,336

Total liabilities	373,877

Net Assets	$44,450,767

Net Assets Consist of:
Paid-in capital	$54,309,637
Distributions in excess of net investment income	(66,137)
Accumulated net realized loss	(8,050,705)
Net unrealized appreciation/depreciation	(1,742,028)

Net Assets	$44,450,767

Net Asset Value:
Class I—Based on net assets of $43,381,232 and 3,538,252 shares outstanding, 100 million shares authorized, $0.10 par value	$12.26

Class III—Based on net assets of $1,069,535 and 87,460 shares outstanding, 100 million shares authorized, $0.10 par value	$12.23

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$1,188,136
Foreign taxes withheld	(86,751)
Dividends—affiliated	980
Securities lending—affiliated	964

Total income	1,103,329

Expenses:
Investment advisory	388,453
Professional	58,441
Custodian	48,045
Accounting services	21,766
Officer and Directors	17,059
Printing	10,929
Transfer agent—Class I	4,891
Transfer agent—Class III	109
Distribution—Class III	2,782
Miscellaneous	16,655

Total expenses	569,130
Less fees waived by advisor	(614)

Total expenses after fees waived	568,516

Net investment income	534,813

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,216,703
Foreign currency transactions	(26,853)
Options written	11,310

2,201,160

Net change in unrealized appreciation/depreciation on:
Investments	(9,119,762)
Foreign currency transactions	(23,191)
Options written	19,641

(9,123,312)

Total realized and unrealized loss	(6,922,152)

Net Decrease in Net Assets Resulting from Operations	$(6,387,339)

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$534,813	$592,701
Net realized gain	2,201,160	6,386,172
Net change in unrealized appreciation/depreciation	(9,123,312)	(1,260,690)

Net increase (decrease) in net assets resulting from operations	(6,387,339)	5,718,183

Dividends to Shareholders From:
Net investment income:
Class I	(552,720)	(444,022)
Class III	(10,656)	(5,981)

Decrease in net assets resulting from dividends to shareholders	(563,376)	(450,003)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(6,605,132)	(9,219,276)

Net Assets:
Total decrease in net assets	(13,555,847)	(3,951,096)
Beginning of year	58,006,614	61,957,710

End of year	$44,450,767	$58,006,614

Distributions in excess of net investment income	$(66,137)	$(11,310)

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$14.17	$12.84	$9.69	$18.02	$13.29

Net investment income[1]	0.14	0.13	0.11	0.13	0.14
Net realized and unrealized gain (loss)	(1.89)	1.31	3.34	(8.41)	4.76

Net increase (decrease) from investment operations	(1.75)	1.44	3.45	(8.28)	4.90

Dividends from net investment income	(0.16)	(0.11)	(0.30)	(0.05)	(0.17)

Net asset value, end of year	$12.26	$14.17	$12.84	$9.69	$18.02

Total Investment Return:[2]
Based on net asset value	(12.39)%	11.23%	35.65%	(45.93)%	36.88%

Ratios to Average Net Assets:
Total expenses	1.09%	1.05%	1.11%	0.99%	0.95%

Total expenses after fees waived	1.09%	1.04%	1.11%	0.99%	0.95%

Net investment income	1.04%	1.05%	1.02%	0.88%	0.90%

Supplemental Data:
Net assets, end of year (000)	$43,381	$56,934	$61,030	$47,267	$115,961

Portfolio turnover	119%	136%	218%	131%	64%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,			Period June 23, 2008[1] to December 31, 2008		Year Ended December 31, 2007[2]
	2011	2010	2009
Per Share Operating Performance:
Net asset value, beginning of period	$14.12	$12.80	$9.68	$15.76		$13.28

Net investment income[3]	0.11	0.10	0.06	0.02		0.11
Net realized and unrealized gain (loss)	(1.88)	1.30	3.36	(6.06)		4.76

Net increase (decrease) from investment operations	(1.77)	1.40	3.42	(6.04)		4.87

Dividends from net investment income	(0.12)	(0.08)	(0.30)	(0.04)		(0.14)

Net asset value, end of period	$12.23	$14.12	$12.80	$9.68		$18.01

Total Investment Return:[4]
Based on net asset value	(12.53)%	10.93%	35.38%	(38.29)%	[5]	36.66%

Ratios to Average Net Assets:
Total expenses	1.35%	1.29%	1.39%	1.36%	[6]	1.17%

Total expenses after fees waived	1.35%	1.29%	1.39%	1.36%	[6]	1.17%

Net investment income	0.78%	0.80%	0.48%	1.20%	[6]	0.69%

Supplemental Data:
Net assets, end of period (000)	$1,070	$1,072	$928	$132		—	[2]

Portfolio turnover	119%	136%	218%	131%		64%

[1]	Recommencement of operations.

[2]	All shares were redeemed as of December 31, 2007.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Global Opportunities V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

On March 18, 2011, the Company’s Board of Directors (the “Board”) approved certain changes to the Fund. In particular, the Board approved certain changes to the Fund’s principal investment strategies. These changes were effective on October 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts to increase the returns of the Fund and to economically hedge, or protect its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$156,378
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$82,776
Equity contracts	Options written at value	$3,605

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
	Net Realized Gain (Loss) From
	Foreign Currency Transactions	Options
Foreign currency exchange contracts	$(25,445)	—
Equity contracts	—	$11,310

	Net Change in Unrealized Appreciation/Depreciation on
	Foreign Currency Transactions	Options
Foreign currency exchange contracts	$200	—
Equity contracts	—	$19,641

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts—US dollars purchased	26
Average number of contracts—US dollars sold	29
Average US dollar amounts purchased	$6,429,707
Average US dollar amounts sold	$7,224,239
Options:
Average number of option contracts written	258
Average notional value of option contracts written	$64,375

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.75% from January 1, 2011 through May 31, 2011

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.75%
$1 billion-$3 billion	0.71%
$3 billion-$5 billion	0.68%
$5 billion-$10 billion	0.65%
Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $555 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $461 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2011, were $61,067,860 and $67,439,507, respectively.

Transactions in options written for the year ended December 31, 2011, were as follows:

	Calls		Puts
	Options Contracts	Premiums Received	Option Contracts	Premiums Received
Outstanding options, beginning of period	179	$7,852	394	$11,310
Options written	515	20,073	515	11,833
Options exercised	(179)	(7,852)	(394)	(11,310)

Outstanding options, end of period	515	$20,073	515	$11,833

As of December 31, 2011, the value of portfolio securities subject to cover call options written was $141,102.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies by the Fund and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in-capital	$(3,957,399)
Distributions in excess of net investment income	$(26,264)
Accumulated net realized loss	$3,983,663

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$563,376	$450,003

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$10,852
Capital loss carryforwards	(7,590,088)
Net unrealized losses[1]	(2,044,158)
Qualified late-year losses[2]	(235,476)

Total	$(9,858,870)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain foreign currency exchange contracts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$7,590,088

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$46,426,445

Gross unrealized appreciation	$3,313,103
Gross unrealized depreciation	(5,374,355)

Net unrealized depreciation	$(2,061,252)

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

plus 0.80% per annum and (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associate with investing in U.S. securities. Please see Schedule of Investments for concentrations in specific countries.

As of December 31, 2011, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	10%
Pharmaceuticals	8
Commercial Banks	7
Other[1]	75
[1]	All other industries held were each less than 5% of long-term investments.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	162,113	$2,123,957
Shares issued to shareholders in reinvestment of dividends	44,205	552,720
Shares redeemed	(686,851)	(9,433,119)

Net decrease	(480,533)	$(6,756,442)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	238,732	$3,138,587
Shares issued to shareholders in reinvestment of dividends	31,424	444,022
Shares redeemed	(1,005,664)	(12,846,795)

Net decrease	(735,508)	$(9,264,186)

Class III Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	26,081	$356,850
Shares issued to shareholders in reinvestment of dividends	852	10,656
Shares redeemed	(15,391)	(216,196)

Net increase	11,542	$151,310

Class III Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	25,164	$321,800
Shares issued to shareholders in reinvestment of dividends	425	5,981
Shares redeemed	(22,147)	(282,871)

Net increase	3,442	$44,910

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Global Opportunities V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Opportunities V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2012

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

December 31, 2011

Annual Report

BlackRock High Yield V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

On March 18, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved a proposal to change the Fund’s investment objective from a primary objective of “to seek a high level of current income” and a secondary objective of “to seek capital appreciation when consistent with its primary objective” to “to seek to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Fund from “BlackRock High Income V.I. Fund” to “BlackRock High Yield V.I. Fund.” These changes were effective on October 1, 2011.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2011, the Fund underperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

—

The Fund’s underweight to securities in the higher range of the non-investment grade quality spectrum detracted from performance as higher-quality issues outperformed their lower-rated counterparts amid mounting macroeconomic weakness during the period. Security selection in the automotive, consumer service and non-captive diversified financial sectors also had a negative impact. The Fund’s allocations to convertible bonds and preferred securities hindered returns as these assets underperformed high yield bonds during the period.

—

Contributing positively to performance for the period was strong security selection among issues in the middle of the non-investment grade quality range. Additionally, security selection in the independent energy, media

(non-cable), electric and wirelines sectors had a positive impact.

Describe recent portfolio activity.

—

During the 12-month period, the Fund’s positioning grew more conservative as the outlook for global growth deteriorated. The Fund sought more resilient, higher-quality issues paying attractive yields while reducing exposure to lower-quality and higher-beta (i.e., higher sensitivity to market movements) issues with greater economic sensitivity. From a sector perspective, the Fund increased exposure to health care while reducing exposure to packaging.

Describe portfolio positioning at period end.

—

As of period end, the Fund was overweight relative to the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index in the wireless, chemicals and independent energy sectors, and underweight in more consumer-related segments, such as technology, gaming and building materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed a different investment objective and different investment strategies under the name “BlackRock High Income V.I. Fund.” The returns for Class III Shares, which have not recommenced operations as of December 31, 2011, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary as of December 31, 2011

	Standardized 30-Day Yield	6-Month Total Returns[5]	Average Annual Total Returns
			1 Year[5]		5 Years[5]		10 Years[5]
Class I Shares[4]	7.83%	(1.03)%	3.33%		6.22%		7.80%
Class III Shares[4]	—	(1.15)[6]	3.07	[6]	5.96	[6]	7.53	[6]
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index	—	(0.02)	4.96		7.74		8.96

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.
[6]

The returns for Class III Shares, which have not recommenced operations as of December 31, 2011, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Fund Information as of December 31, 2011

Credit Allocations[1]	Percent of Corporate Bonds
A	1%
BBB/Baa	5
BB/Ba	40
B	45
CCC/Caa	8
Not Rated	1

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[3]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[2]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[2]	Annualized Expense Ratio
Class I	$1,000.00	$989.70	$3.46	$1,000.00	$1,021.71	$3.52	0.69%

[2]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[3]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value

Auto Components — 1.4%
Delphi Automotive Plc (90-day lock) (acquired 11/17/11, cost $554,004) (b)	27,398	$580,306
Delphi Automotive Plc (180-day lock) (acquired 11/17/11, cost $1,259,723) (b)	63,928	1,319,623

		1,899,929
Electrical Equipment — 0.0%
Medis Technologies Ltd.	33,870	119
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd.	36,819	18,409
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.	52,562	50,563
Ainsworth Lumber Co. Ltd. (c)	59,550	57,285

		107,848
Software — 0.0%
Bankruptcy Management Solutions, Inc.	271	5
Total Common Stocks — 1.5%		2,026,310

Corporate Bonds	Par (000)
Aerospace & Defense — 0.5%
Huntington Ingalls Industries, Inc. (c):
6.88%, 3/15/18	$120	117,600
7.13%, 3/15/21	270	264,600
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	274	280,850

		663,050
Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	302	309,015
Series 2, 12.38%, 8/16/15	305	312,307

		621,322
Airlines — 0.7%
Air Canada, 9.25%, 8/01/15 (c)	310	271,250
American Airlines 2011-2, Class A, Pass-Through Trust, Series A, 8.63%, 4/15/23	196	199,920
Delta Air Lines, Inc., Series B, 9.75%, 6/17/18	61	63,311
United Air Lines, Inc., 12.75%, 7/15/12	393	412,474

		946,955
Auto Components — 1.6%
Allison Transmission, Inc., 11.00%, 11/01/15 (c)	270	284,850
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (c)	145	136,300
Delphi Corp., 6.13%, 5/15/21 (c)	180	185,400

Corporate Bonds	Par (000)	Value

Auto Components (concluded)
Ford Motor Co., 7.45%, 7/16/31	$390	$468,000
Icahn Enterprises LP:
4.00%, 8/15/13 (c)(d)(e)	155	145,700
8.00%, 1/15/18	700	728,000
International Automotive Components Group SL, 9.13%, 6/01/18 (c)	20	17,900
Titan International, Inc., 7.88%, 10/01/17	220	228,800

		2,194,950
Beverages — 0.1%
Cott Beverages, Inc., 8.13%, 9/01/18	120	129,600
Biotechnology — 0.2%
Illumina, Inc., 0.25%, 3/15/16 (c)(d)	155	124,194
QHP Royalty Sub LLC, 10.25%, 3/15/15 (c)	112	113,260

		237,454
Building Products — 0.6%
Building Materials Corp. of America (c):
7.00%, 2/15/20	130	139,750
6.75%, 5/01/21	460	483,000
Momentive Performance Materials, Inc.:
11.50%, 12/01/16	245	182,525
9.00%, 1/15/21	60	45,600

		850,875
Capital Markets — 1.0%
American Capital Ltd., 7.96%, 12/31/13 (f)	230	232,339
E*Trade Financial Corp.:
12.50%, 11/30/17 (g)	560	632,800
3.33%, 8/31/19 (c)(d)(h)	172	134,160
Series A, 4.05%, 8/31/19 (d)(h)	3	2,340
KKR Group Finance Co., 6.38%, 9/29/20 (c)	300	308,082

		1,309,721
Chemicals — 3.8%
American Pacific Corp., 9.00%, 2/01/15	435	423,037
Celanese US Holdings LLC:
6.63%, 10/15/18	275	292,187
5.88%, 6/15/21	420	433,650
CF Industries, Inc., 6.88%, 5/01/18	170	194,650
Chemtura Corp., 7.88%, 9/01/18	260	267,800
Hexion US Finance Corp., 9.00%, 11/15/20	480	396,000
Huntsman International LLC, 8.63%, 3/15/21	65	68,900
Kinove German Bondco GmbH, 9.63%, 6/15/18 (c)	400	380,000
Koppers, Inc., 7.88%, 12/01/19	340	360,400
KRATON Polymers LLC, 6.75%, 3/01/19	60	56,400
Lyondell Chemical Co., 11.00%, 5/01/18	917	1,001,852
LyondellBasell Industries NV, 6.00%, 11/15/21 (c)	85	88,188
Nexeo Solutions LLC, 8.38%, 3/01/18 (c)	90	89,550
NOVA Chemicals Corp., 8.63%, 11/01/19	370	407,925
PolyOne Corp., 7.38%, 9/15/20	100	103,250

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
DIP	Debtor in Possession
FKA	Formerly Known As
USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Chemicals (concluded)
Solutia, Inc.:
8.75%, 11/01/17	$110	$120,175
7.88%, 3/15/20	360	391,500
TPC Group LLC, 8.25%, 10/01/17	20	20,000

		5,095,464
Commercial Banks — 2.6%
CIT Group, Inc.:
7.00%, 5/01/15	260	260,520
7.00%, 5/01/16 (c)	1,190	1,188,513
7.00%, 5/01/17	827	826,707
7.00%, 5/02/17 (c)	680	679,150
6.63%, 4/01/18 (c)	240	248,400
Eksportfinans ASA, 0.58%, 4/05/13 (e)	48	43,464
Hana Bank, 4.25%, 6/14/17 (c)	225	221,580

		3,468,334
Commercial Services & Supplies — 2.5%
ACCO Brands Corp., 10.63%, 3/15/15	130	144,625
ARAMARK Corp.:
3.93%, 2/01/15 (e)	390	376,350
8.50%, 2/01/15	78	79,950
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)	250	235,545
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (c)	12	10,680
Casella Waste Systems, Inc., 7.75%, 2/15/19 (c)	323	315,732
Clean Harbors, Inc., 7.63%, 8/15/16	160	170,000
Iron Mountain, Inc., 7.75%, 10/01/19	210	221,812
Mobile Mini, Inc., 7.88%, 12/01/20	315	316,575
RSC Equipment Rental, Inc.:
9.50%, 12/01/14	35	35,963
10.00%, 7/15/17 (c)	440	512,600
8.25%, 2/01/21	506	512,325
WCA Waste Corp., 7.50%, 6/15/19 (c)	360	363,600
West Corp., 8.63%, 10/01/18	65	65,650

		3,361,407
Communications Equipment — 0.2%
Avaya, Inc., 9.75%, 11/01/15	123	110,700
EH Holding Corp., 6.50%, 6/15/19 (c)	200	208,500

		319,200
Construction & Engineering — 0.1%
Boart Longyear Management Ltd., 7.00%, 4/01/21 (c)	100	101,500
Consumer Finance — 2.0%
Credit Acceptance Corp.:
9.13%, 2/01/17	110	114,950
9.13%, 2/01/17 (c)	70	72,975
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	1,670	1,795,250
12.00%, 5/15/15	480	587,995
Springleaf Finance (FKA AGFS Funding Co.), 6.90%, 12/15/17	240	172,800

		2,743,970
Containers & Packaging — 1.4%
Ball Corp.:
7.38%, 9/01/19	180	197,100
6.75%, 9/15/20	100	108,750

Corporate Bonds	Par (000)	Value

Containers & Packaging (concluded)
Berry Plastics Corp., 8.25%, 11/15/15	$355	$378,075
Cascades, Inc., 7.75%, 12/15/17	265	262,350
Crown Americas LLC, 6.25%, 2/01/21	240	250,800
Graphic Packaging International, Inc., 7.88%, 10/01/18	175	186,375
Greif, Inc., 7.75%, 8/01/19	135	145,800
Pregis Corp., 12.38%, 10/15/13	35	33,425
Rock-Tenn Co., 9.25%, 3/15/16	120	127,200
Sealed Air Corp., 8.38%, 9/15/21 (c)	130	143,650

		1,833,525
Diversified Financial Services — 3.6%
Ally Financial, Inc.:
8.00%, 3/15/20	170	174,250
7.50%, 9/15/20	170	171,700
8.00%, 11/01/31	840	810,600
8.00%, 11/01/31	520	491,400
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	195	205,725
DPL, Inc., 7.25%, 10/15/21 (c)	490	529,200
General Motors Financial Co., Inc., 6.75%, 6/01/18 (c)	150	153,000
Leucadia National Corp., 8.13%, 9/15/15	392	412,090
Reynolds Group Issuer, Inc. (c):
8.75%, 10/15/16	605	636,762
7.13%, 4/15/19	225	228,938
7.88%, 8/15/19	400	418,000
6.88%, 2/15/21	200	199,000
WMG Acquisition Corp. (c):
9.50%, 6/15/16	65	70,525
11.50%, 10/01/18	305	302,712

		4,803,902
Diversified Telecommunication Services — 2.7%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	425	340,000
GCI, Inc., 6.75%, 6/01/21	152	148,200
ITC Deltacom, Inc., 10.50%, 4/01/16	140	143,150
Level 3 Financing, Inc.:
9.25%, 11/01/14	125	127,813
8.75%, 2/15/17	285	289,987
8.13%, 7/01/19 (c)	1,711	1,685,335
Qwest Communications International, Inc., 8.00%, 10/01/15	425	452,792
tw telecom Holdings, Inc., 8.00%, 3/01/18	100	106,500
Windstream Corp., 7.88%, 11/01/17	270	292,275

		3,586,052
Electric Utilities — 0.3%
FPL Energy National Wind Portfolio, LLC, 6.13%, 3/25/19 (c)	243	239,235
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (c)	200	216,000

		455,235
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC, 11.50%, 10/12/15 (g)	320	336,000
Jabil Circuit, Inc., 8.25%, 3/15/18	65	74,913

		410,913

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Energy Equipment & Services — 4.1%
Antero Resources Finance Corp., 7.25%, 8/01/19 (c)	$85	$87,125
Calfrac Holdings LP, 7.50%, 12/01/20 (c)	315	307,125
Compagnie Generale de Geophysique — Veritas:
9.50%, 5/15/16	100	108,000
7.75%, 5/15/17	540	546,750
Exterran Holdings, Inc., 7.25%, 12/01/18	95	90,250
Forbes Energy Services Ltd., 9.00%, 6/15/19	190	177,650
Frac Tech Services LLC, 7.63%, 11/15/18 (c)	790	827,525
Key Energy Services, Inc., 6.75%, 3/01/21	220	220,000
MEG Energy Corp., 6.50%, 3/15/21 (c)	715	731,087
Oil States International, Inc., 6.50%, 6/01/19	435	444,788
Peabody Energy Corp., 6.25%, 11/15/21 (c)	1,555	1,609,425
Transocean, Inc., 6.38%, 12/15/21	390	414,524

		5,564,249
Food Products — 0.1%
Darling International, Inc., 8.50%, 12/15/18	110	122,100
JBS USA LLC, 11.63%, 5/01/14	50	56,688

		178,788
Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (c)	145	146,813
Health Care Equipment & Supplies — 0.7%
Biomet, Inc.:
10.00%, 10/15/17	100	108,000
10.38%, 10/15/17 (g)	80	86,600
DJO Finance LLC:
10.88%, 11/15/14	450	419,625
7.75%, 4/15/18	180	138,150
ExamWorks Group, Inc., 9.00%, 7/15/19	18	16,290
Teleflex, Inc., 6.88%, 6/01/19	155	161,588

		930,253
Health Care Providers & Services — 4.7%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	205	200,900
Fresenius Medical Care US Finance, Inc.:
6.88%, 7/15/17	320	340,800
6.50%, 9/15/18 (c)	54	56,565
HCA, Inc.:
6.25%, 2/15/13	630	642,600
6.50%, 2/15/20	820	850,750
7.88%, 2/15/20	185	199,800
7.25%, 9/15/20	915	965,325
7.50%, 2/15/22	355	362,987
Health Management Associates, Inc., 7.38%, 1/15/20 (c)	285	296,400
IASIS Healthcare LLC, 8.38%, 5/15/19	390	340,275
INC Research LLC, 11.50%, 7/15/19 (c)	215	192,425
inVentiv Health, Inc. (c):
10.00%, 8/15/18	160	146,400
10.00%, 8/15/18	40	36,600
Omnicare, Inc., 7.75%, 6/01/20	290	311,388
Symbion, Inc., 8.00%, 6/15/16	180	166,275
Tenet Healthcare Corp.:
10.00%, 5/01/18	100	114,250
6.25%, 11/01/18 (c)	170	172,975
8.88%, 7/01/19	885	993,412

		6,390,127

Corporate Bonds	Par (000)	Value

Health Care Technology — 0.9%
IMS Health, Inc., 12.50%, 3/01/18 (c)	$1,020	$1,147,500
Hotels, Restaurants & Leisure — 1.6%
Diamond Resorts Corp., 12.00%, 8/15/18	550	541,750
El Dorado Resorts LLC, 8.63%, 6/15/19 (c)	75	66,938
HRP Myrtle Beach Operations LLC, 7.38%, 4/01/12 (a)(c)(i)	750	75
MGM Resorts International:
13.00%, 11/15/13	85	100,937
10.38%, 5/15/14	115	131,387
4.25%, 4/15/15 (d)	100	94,875
11.13%, 11/15/17	745	849,300
Travelport LLC:
5.15%, 9/01/14 (e)	145	71,050
9.88%, 9/01/14	35	20,825
9.00%, 3/01/16	60	33,150
6.58%, 12/01/16 (c)(e)(g)	194	136,368
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(i)	95	10
Waterford Gaming LLC, 8.63%, 9/15/14 (c)	335	167,451

		2,214,116
Household Durables — 1.6%
Ashton Woods USA LLC, 6/30/15 (c)(j)	497	377,416
Beazer Homes USA, Inc., 12.00%, 10/15/17	320	340,000
Jarden Corp., 7.50%, 5/01/17	285	302,100
Pulte Group, Inc., 6.38%, 5/15/33	30	20,775
Ryland Group, Inc., 6.63%, 5/01/20	250	233,750
Standard Pacific Corp.:
10.75%, 9/15/16	670	703,500
8.38%, 1/15/21	135	127,069

		2,104,610
Household Products — 0.2%
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 (c)	305	333,594
Independent Power Producers & Energy Traders — 3.3%
AES Corp.:
9.75%, 4/15/16	95	108,775
7.38%, 7/01/21 (c)	200	215,500
Calpine Corp. (c):
7.25%, 10/15/17	245	257,250
7.50%, 2/15/21	70	74,900
7.88%, 1/15/23	315	338,625
Energy Future Holdings Corp., 10.00%, 1/15/20	1,435	1,506,750
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	1,044	1,101,420
NRG Energy, Inc.:
7.38%, 1/15/17	175	181,562
7.63%, 1/15/18	610	610,000

		4,394,782
Industrial Conglomerates — 1.6%
Sequa Corp. (c):
11.75%, 12/01/15	690	734,850
13.50%, 12/01/15	1,283	1,373,268

		2,108,118
Insurance — 0.5%
CNO Financial Group, Inc., 9.00%, 1/15/18 (c)	196	206,780
Genworth Financial, Inc., 7.63%, 9/24/21	230	215,050
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)	135	118,125

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Insurance (concluded)
USI Holdings Corp., 4.33%, 11/15/14 (c)	$220	$200,750

		740,705
IT Services — 1.7%
Eagle Parent, Inc., 8.63%, 5/01/19 (c)	300	286,500
First Data Corp.:
7.38%, 6/15/19 (c)	655	615,700
8.88%, 8/15/20 (c)	140	140,000
8.25%, 1/15/21 (c)	560	501,200
12.63%, 1/15/21	240	208,800
SunGard Data Systems, Inc.:
7.38%, 11/15/18	210	214,988
7.63%, 11/15/20	270	277,425

		2,244,613
Machinery — 0.6%
Navistar International Corp., 3.00%, 10/15/14 (d)	600	646,500
SPX Corp., 6.88%, 9/01/17	90	97,200

		743,700
Media — 9.1%
Affinion Group, Inc., 7.88%, 12/15/18	435	367,575
AMC Networks, Inc., 7.75%, 7/15/21 (c)	205	222,937
CCH II LLC, 13.50%, 11/30/16	739	853,196
CCO Holdings LLC:
7.88%, 4/30/18	110	117,287
7.38%, 6/01/20	140	147,700
6.50%, 4/30/21	252	255,150
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (c)	25	17,938
Charter Communications Operating, LLC, 10.88%, 9/15/14 (c)	80	85,900
Checkout Holding Corp., 10.69%, 11/15/15 (c)(h)	265	140,450
Cinemark USA, Inc., 8.63%, 6/15/19	100	108,750
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	650	698,750
Series B, 9.25%, 12/15/17	2,163	2,336,040
DISH DBS Corp., 6.75%, 6/01/21	430	463,325
Gray Television, Inc., 10.50%, 6/29/15	315	297,675
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (e)	140	92,750
9.50%, 5/15/15	120	87,600
Intelsat Jackson Holdings SA, 11.25%, 6/15/16	510	535,819
Intelsat Luxemburg SA (g): 11.50%, 2/04/17 (c)	340	328,100
11.50%, 2/04/17	520	501,800
Interactive Data Corp., 10.25%, 8/01/18	425	465,375
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	65	74,263
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (c)	680	714,000
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (c)	360	362,700
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (c)	300	317,250
Nielsen Finance LLC, 7.75%, 10/15/18	960	1,036,800
ProQuest LLC, 9.00%, 10/15/18 (c)	230	186,300
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(c)(d)(i)	599	300

Corporate Bonds	Par (000)	Value

Media (concluded)
UPC Holding BV, 9.88%, 4/15/18 (c)	$200	$213,250
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (c)	1,180	1,246,375

		12,275,355
Metals & Mining — 2.0%
Goldcorp, Inc., 2.00%, 8/01/14 (d)	280	342,650
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (d)	195	271,050
Novelis, Inc., 8.75%, 12/15/20	1,565	1,678,463
Taseko Mines Ltd., 7.75%, 4/15/19	250	225,625
Vedanta Resources Plc, 8.25%, 6/07/21 (c)	200	155,000

		2,672,788
Multiline Retail — 1.0%
Dollar General Corp., 11.88%, 7/15/17 (g)	1,175	1,298,375
Oil, Gas & Consumable Fuels — 12.5%
Alpha Natural Resources, Inc., 6.25%, 6/01/21	100	97,000
Arch Coal, Inc.:
8.75%, 8/01/16	85	92,863
7.25%, 10/01/20	155	158,488
7.25%, 6/15/21 (c)	180	184,950
Bill Barrett Corp., 9.88%, 7/15/16	15	16,500
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18	60	60,600
Chesapeake Energy Corp.:
9.50%, 2/15/15	45	51,525
6.63%, 8/15/20	130	139,425
6.13%, 2/15/21	140	143,850
2.25%, 12/15/38 (d)	285	235,125
Chesapeake Midstream Partners LP, 5.88%, 4/15/21 (c)	178	178,000
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (c)	210	218,400
Coffeyville Resources LLC, 9.00%, 4/01/15 (c)	376	398,560
Concho Resources, Inc.:
7.00%, 1/15/21	185	198,644
6.50%, 1/15/22	105	109,725
Consol Energy, Inc., 8.25%, 4/01/20	695	767,975
Continental Resources, Inc., 7.13%, 4/01/21	370	401,450
Copano Energy LLC, 7.13%, 4/01/21	180	181,800
Crosstex Energy LP, 8.88%, 2/15/18	80	87,400
Denbury Resources, Inc., 8.25%, 2/15/20	469	524,107
El Paso Corp.:
7.00%, 6/15/17	130	142,435
7.25%, 6/01/18	280	306,571
6.50%, 9/15/20	200	216,199
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17	245	265,825
7.75%, 6/15/19	360	367,200
Forest Oil Corp., 8.50%, 2/15/14	230	250,700
Hilcorp Energy I LP (c):
8.00%, 2/15/20	350	374,500
7.63%, 4/15/21	600	628,500
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (c)	170	176,162
Laredo Petroleum, Inc., 9.50%, 2/15/19 (c)	210	222,600
Linn Energy LLC:
6.50%, 5/15/19 (c)	50	49,625
7.75%, 2/01/21	265	275,600
MarkWest Energy Partners LP:
6.75%, 11/01/20	120	125,700
6.25%, 6/15/22	255	266,475

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Newfield Exploration Co., 5.75%, 1/30/22	$305	$329,400
Niska Gas Storage US LLC, 8.88%, 3/15/18	635	620,712
Oasis Petroleum, Inc.:
7.25%, 2/01/19	200	207,000
6.50%, 11/01/21	150	148,875
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (c)	2,035	1,994,300
Petrohawk Energy Corp.:
10.50%, 8/01/14	420	467,250
7.88%, 6/01/15	480	511,200
6.25%, 6/01/19	475	522,500
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (c)	300	306,000
Pioneer Natural Resources Co.:
6.65%, 3/15/17	70	77,453
6.88%, 5/01/18	235	265,779
7.50%, 1/15/20	105	123,148
7.20%, 1/15/28	45	51,446
Plains Exploration & Production Co.:
10.00%, 3/01/16	85	94,138
6.63%, 5/01/21	410	430,500
6.75%, 2/01/22	345	361,387
Precision Drilling Corp., 6.50%, 12/15/21 (c)	155	158,100
Range Resources Corp.:
7.25%, 5/01/18	300	321,000
8.00%, 5/15/19	170	189,550
6.75%, 8/01/20	100	111,000
5.75%, 6/01/21	410	443,825
SandRidge Energy, Inc., 7.50%, 3/15/21	780	774,150
SM Energy Co. (c):
6.63%, 2/15/19	165	171,600
6.50%, 11/15/21	190	195,700
Whiting Petroleum Corp., 6.50%, 10/01/18	75	78,375

		16,868,867
Paper & Forest Products — 2.4%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (c)(g)	518	336,680
Boise Cascade LLC, 7.13%, 10/15/14	195	193,781
Boise Paper Holdings LLC:
9.00%, 11/01/17	365	392,375
8.00%, 4/01/20	235	248,512
Clearwater Paper Corp.:
10.63%, 6/15/16	215	239,725
7.13%, 11/01/18	145	150,800
Georgia-Pacific LLC, 8.25%, 5/01/16 (c)	85	94,432
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (c)	185	185,000
NewPage Corp., 11.38%, 12/31/14 (a)(i)	917	677,434
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (c)	75	64,312
Verso Paper Holdings LLC:
11.50%, 7/01/14	573	584,460
Series B, 4.18%, 8/01/14 (e)	40	25,200

		3,192,711
Pharmaceuticals — 0.7%
Jaguar Holding Co. II, 9.50%, 12/01/19 (c)	220	231,000
Valeant Pharmaceuticals International (c):
6.50%, 7/15/16	655	654,181
7.25%, 7/15/22	55	53,350

		938,531

Corporate Bonds	Par (000)	Value

Professional Services — 0.1%
FTI Consulting, Inc., 7.75%, 10/01/16	$170	$175,950
Real Estate Investment Trusts (REITs) — 0.7%
FelCor Lodging LP, 6.75%, 6/01/19	750	720,000
The Rouse Co. LP, 7.20%, 9/15/12	237	240,851

		960,851
Real Estate Management & Development — 1.9%
Forest City Enterprises, Inc., 7.63%, 6/01/15	650	638,625
Realogy Corp.:
11.50%, 4/15/17	430	335,400
12.00%, 4/15/17	50	38,500
7.88%, 2/15/19 (c)	1,030	896,100
Shea Homes LP, 8.63%, 5/15/19 (c)	665	621,775

		2,530,400
Road & Rail — 0.9%
Avis Budget Car Rental LLC, 8.25%, 1/15/19	55	54,588
Florida East Coast Railway Corp., 8.13%, 2/01/17	160	158,000
The Hertz Corp.:
7.50%, 10/15/18	485	506,825
6.75%, 4/15/19	105	105,263
7.38%, 1/15/21	370	376,012

		1,200,688
Semiconductors & Semiconductor Equipment — 0.2%
Spansion LLC, 7.88%, 11/15/17	250	227,500
Specialty Retail — 1.2%
Asbury Automotive Group, Inc., 8.38%, 11/15/20	195	199,875
QVC, Inc. (c):
7.13%, 4/15/17	120	127,200
7.50%, 10/01/19	190	203,775
7.38%, 10/15/20	140	149,450
Sally Holdings LLC, 6.88%, 11/15/19 (c)	155	161,975
United Auto Group, Inc., 7.75%, 12/15/16	820	840,500

		1,682,775
Textiles, Apparel & Luxury Goods — 0.2%
Phillips-Van Heusen Corp., 7.38%, 5/15/20	280	303,800
Trading Companies & Distributors — 0.1%
Interline Brands, Inc., 7.00%, 11/15/18	120	124,200
Wireless Telecommunication Services — 5.1%
Cricket Communications, Inc., 7.75%, 5/15/16	380	392,350
Crown Castle International Corp., 7.13%, 11/01/19	260	280,800
Digicel Group Ltd. (c):
9.13%, 1/15/15	793	777,140
8.25%, 9/01/17	765	768,825
10.50%, 4/15/18	200	201,000
iPCS, Inc., 2.55%, 5/01/13 (e)	795	737,362
MetroPCS Wireless, Inc., 6.63%, 11/15/20	660	615,450
NII Capital Corp., 7.63%, 4/01/21	424	420,820
SBA Telecommunications, Inc., 8.00%, 8/15/16	240	258,600
Sprint Capital Corp., 6.88%, 11/15/28	1,000	713,750
Sprint Nextel Corp., 9.00%, 11/15/18 (c)	1,590	1,669,500

		6,835,597
Total Corporate Bonds — 84.5%		113,663,785

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)	Value

Capital Markets — 0.1%
Nuveen Investments, Inc. (First Lien), Incremental Term Loan, 7.25%, 5/13/17	$175	$172,083
Chemicals — 0.1%
Styron Sarl, Term Loan B, 6.00%, 8/02/17	173	149,053
Commercial Services & Supplies — 0.5%
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16	225	222,937
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50%-10.75%, 9/16/16	470	467,508

		690,445
Communications Equipment — 0.0%
Avaya, Inc., Term Loan B, 3.26%, 10/24/14	55	52,182
Consumer Finance — 0.5%
Springleaf Finance Corp. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17	715	621,006
Diversified Consumer Services — 0.1%
ServiceMaster Co.:
Closing Date Term Loan, 2.78%-3.03%, 7/24/14	12	11,580
Delayed Draw Term Loan, 2.80%, 7/24/14	122	116,275

		127,855
Diversified Telecommunication Services — 0.4%
Level 3 Financing, Inc., Term Loan B-3, 5.75%, 8/31/18	525	516,731
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC (FKA CDW Corp.), Non-Extended Term Loan, 3.78%, 10/10/14	60	57,994
Energy Equipment & Services — 1.7%
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16	793	796,359
Gas Co. Term Loan, 9.25%, 8/04/16	1,451	1,467,081

		2,263,440
Food Products — 0.3%
Advance Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17	400	397,500
Health Care Equipment & Supplies — 0.3%
Capital Safety Group Ltd., Term Loan B, 6.25%, 12/16/18	395	392,531
Health Care Providers & Services — 0.8%
Community Health Systems, Inc.:
Non-Extended Delayed Draw Term Loan, 2.55%, 7/25/14	2	2,350
Non-Extended Term Loan, 2.55%-2.78%, 7/25/14	47	45,837
Emergency Medical Services, Term Loan, 5.25%, 5/25/18	70	67,676
Harden Healthcare LLC:
Add-on Term Loan, 7.75%, 3/02/15	248	243,046
Tranche A Term Loan, 8.50%, 3/02/15	136	133,067
Health Management Associates, New Term Loan B, 4.50%, 11/16/18	205	203,811
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16	353	337,530

		1,033,317

Floating Rate Loan Interests (e)	Par (000)	Value

Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Inc., Term Loan B-3, 3.00%-3.58%, 1/28/15	$170	$147,222
Travelport LLC (FKA Travelport, Inc.):
Extended Tranche A Term Loan, 6.00%, 9/28/12	87	43,722
Extended Tranche B Term Loan, 13.87%, 12/01/16	265	47,693

		238,637
Independent Power Producers & Energy Traders — 0.6%
Texas Competitive Electric Holdings Co. LLC (TXU), Extended Term Loan, 4.78%, 10/10/17	1,247	787,153
Industrial Conglomerates — 0.2%
Sequa Corp., Incremental Term Loan, 6.25%, 12/03/14	230	231,725
Media — 1.7%
Clear Channel Communication, Term Loan C, 3.95%, 1/28/16	70	50,050
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18	1,692	1,676,699
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	550	566,500

		2,293,249
Oil, Gas & Consumable Fuels — 0.6%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	808	804,021
Paper & Forest Products — 0.2%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	250	251,458
Pharmaceuticals — 0.1%
Pharmaceutical Products Development, Inc., Term Loan B, 6.25%, 12/05/18	205	203,495
Real Estate Investment Trusts (REITs) — 0.3%
iStar Financial, Inc., Term Loan A, 5.00%, 6/28/13	449	445,147
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Synthetic Letter of Credit, 4.44%, 10/10/16	33	29,003
Extended Term Loan B, 4.69%, 10/10/16	230	204,430

		233,433
Specialty Retail — 0.0%
Claire’s Stores, Inc., Term Loan B, 3.05%-3.18%, 5/29/14	73	62,833
Wireless Telecommunication Services — 1.0%
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 8/11/15 (g)	1,338	1,334,563
Total Floating Rate Loan Interests — 9.9%		13,359,851

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Other Interests (k)	Beneficial Interest (000)		Value

Household Durables — 0.1%
Stanley Martin, Class B Membership Units (acquired 12/09/09, cost $240,152) (b)	$—	(l)	$192,893
Total Other Interests — 0.1%			192,893

Preferred Securities

Capital Trusts	Par (000)
Insurance — 0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (e)	460		248,400
Total Capital Trusts — 0.2%			248,400

Preferred Stocks	Shares
Auto Components — 0.7%
Dana Holding Corp., 4.00% (c)(d)	8,790		940,530
Diversified Financial Services — 0.9%
Ally Financial, Inc., 7.00% (c)	1,660		1,189,961
Real Estate Investment Trusts (REITs) — 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)(d)	4,287		53,545
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 7.00% (a)	10,000		20,000
Freddie Mac, Series Z, 8.375% (a)	32,188		42,810

			62,810
Total Preferred Stocks — 1.7%			2,246,846

Trust Preferreds
Diversified Financial Services — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (d)(e)	30,540		582,372
Total Preferred Securities — 2.3%			3,077,618

Warrants (m)
Media — 0.1%
Cumulus Media, Inc. (Expires 3/26/19)	35,340		112,135
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	181		2
Total Warrants — 0.1%			112,137
Total Long-Term Investments (Cost — $135,592,093) — 98.4%			132,432,594

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (n)(o)	1,974,567	$1,974,567
Total Short-Term Securities (Cost — $1,974,567) — 1.5%		1,974,567
Total Investments (Cost — $137,566,660) — 99.9%		134,407,161
Other Assets Less Liabilities — 0.1%		78,656

Net Assets – 100.0%		$134,485,817

(a)	Non-income producing security.

(b)	Restricted securities as to resale. As of report date the Fund held 1.6% of its net assets, with a current value of $2,092,822 in these securities.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Convertible security.
(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities and are non-income producing.

(l)	Amount is less than $500.

(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(n)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	1,974,567	1,974,567	$4,994

(o)	Represents the current yield as of report date.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (continued)

—	Foreign currency exchange contract as of December 31, 2011 was as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date		Unrealized Depreciation
USD	140,685	CAD	150,000	UBS	AG	1/18/12	$	(6,504)

—	Credit default swaps on single name issuer—buy protection outstanding as of December 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)[1]	Unrealized Depreciation
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$100	$(1,069)

[1]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
—

For Fund compliance purposes, the Fund’s industry classifications refer to an one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$107,967	$1,899,929	$18,414	$2,026,310
Corporate Bonds	—	113,042,078	621,707	113,663,785
Floating Rate Loan Interests	—	10,522,014	2,837,837	13,359,851
Other Interests	—	—	192,893	192,893
Preferred Securities	698,727	2,378,891	—	3,077,618
Warrants	—	112,135	2	112,137
Short-Term Securities	1,974,567	—		1,974,567

Total	$2,781,261	$127,955,047	$3,670,853	$134,407,161

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Credit contracts	—	$(1,069)	—	$(1,069)
Foreign currency exchange contracts	—	(6,504)	—	(6,504)

Total	—	$(7,573)	—	$(7,573)

[1]

Derivative financial instruments are foreign currency exchange contracts and swaps. Foreign currency exchange contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Loan Commitments	Total
Assets/Liabilities:
Balance, as of December 31, 2010	—	$937,985	$4,454,746	$121,950	$2	$(368)	$5,514,315
Accrued discounts/premiums	—	4,092	16,116	—	—	—	20,208
Net realized gain (loss)	—	20,454	38,773	—	—	—	59,227
Net change in unrealized appreciation/depreciation[1]	$(945)	42,790	(91,520)	70,943	—	368	21,636
Purchases	18,409	—	428,694	—	—	—	447,103
Sales	—	(138,938)	(1,523,241)	—	—	—	(1,662,179)
Transfers in2	950	—	—	—	—	—	950
Transfers out[2]	—	(244,676)	(485,731)	—	—	—	(730,407)

Balance, as December 31, 2011	$18,414	$621,707	$2,837,837	$192,893	$2	—	$3,670,853

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2011 was $22,220.

[2]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (cost—$135,592,093)	$132,432,594
Investments at value—affiliated (cost—$1,974,567)	1,974,567
Foreign currency at value (cost—$320)	326
Interest receivable	2,088,697
Principal paydown receivable	140,508
Swap premiums paid	8,322
Dividends receivable	4,263
Capital shares sold receivable	3,203
Prepaid expenses	15,473
Other assets	9,867

Total assets	136,677,820

Liabilities:
Bank overdraft	2,583
Investments purchased payable	1,013,164
Income dividends payable	759,982
Capital shares redeemed payable	306,634
Investment advisory fees payable	61,500
Unrealized depreciation on foreign currency exchange contracts	6,504
Deferred income	4,856
Unrealized depreciation on swaps	1,069
Officer’s and Directors’ fees payable	649
Swaps payable	194
Other accrued expenses payable	34,868

Total liabilities	2,192,003

Net Assets	$134,485,817

Net Assets Consist of:
Paid-in capital	$184,404,416
Undistributed net investment income	96,791
Accumulated net realized loss	(46,848,362)
Net unrealized appreciation/depreciation	(3,167,028)

Net Assets	$134,485,817

Net Asset Value:
Class I—Based on net assets of $134,485,817 and 19,580,365 shares outstanding, 200 million shares authorized, $0.10 par value	$6.87

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Interest	$10,519,363
Dividends—unaffiliated	195,733
Foreign taxes withheld	(115)
Dividends—affiliated	4,994

Total income	10,719,975

Expenses:
Investment advisory	751,297
Professional	61,490
Accounting services	36,583
Custodian	26,892
Printing	23,719
Officer and Directors	18,634
Transfer agent	5,000
Registration	1,675
Miscellaneous	20,534

Total expenses	945,824
Less fees waived by advisor	(2,989)

Total expenses after fees waived	942,835

Net investment income	9,777,140

Realized and Unrealized Gain (Loss):
Net realized gain from:
Investments	617,438
Foreign currency transactions	5,566
Swaps	147,844

770,848

Net change in unrealized appreciation/depreciation on:
Investments	(6,172,763)
Foreign currency transactions	(3,209)
Swaps	(1,069)
Unfunded loan commitments	368

(6,176,673)

Total realized and unrealized loss	(5,405,825)

Net Increase in Net Assets Resulting from Operations	$4,371,315

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$9,777,140	$9,538,501
Net realized gain	770,848	3,517,442
Net change in unrealized appreciation/depreciation	(6,176,673)	4,407,411

Net increase in net assets resulting from operations	4,371,315	17,463,354

Dividends to Shareholders From:
Net investment income	(9,743,960)	(9,491,679)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	5,535,284	2,244,849

Net Assets:
Total increase in net assets	162,639	10,216,524
Beginning of year	134,323,178	124,106,654

End of year	$134,485,817	$134,323,178

Undistributed (distributions in excess of) net investment income	$96,791	$(108,006)

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$7.13	$6.68	$4.64	$7.26	$7.67

Net investment income[1]	0.50	0.53	0.54	0.57	0.59
Net realized and unrealized gain (loss)	(0.27)	0.44	2.03	(2.62)	(0.42)

Net increase (decrease) from investment operations	0.23	0.97	2.57	(2.05)	0.17

Dividends from net investment income	(0.49)	(0.52)	(0.53)	(0.57)	(0.58)

Net asset value, end of year	$6.87	$7.13	$6.68	$4.64	$7.26

Total Investment Return:[2]
Based on net asset value	3.33%	15.34%	58.00%	(29.88)%	2.42%

Ratios to Average Net Assets:
Total expenses	0.68%	0.71%	0.73%	0.68%	0.64%

Total expenses after fees waived	0.67%	0.71%	0.73%	0.68%	0.64%

Net investment income	6.98%	7.83%	9.45%	8.80%	7.77%

Supplemental Data:
Net assets, end of year (000)	$134,486	$134,323	$124,107	$93,348	$162,681

Portfolio turnover	82%	102%	107%	53%	55%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2007[1]
Per Share Operating Performance:
Net asset value, beginning of year	$7.68

Net investment income	0.58	[2]
Net realized and unrealized loss	(0.41)

Net increase from investment operations	0.17

Dividends from net investment income	(0.58)

Net asset value, end of year	$7.27

Total Investment Return:
Based on net asset value	2.12%	[3]

Ratios to Average Net Assets:
Total expenses	0.94%

Total expenses after fees waived	0.94%

Net investment income	7.61%

Supplemental Data:
Net assets, end of year (000)	—	[1]

Portfolio turnover	55%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010 and December 31, 2011.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for BlackRock High Yield V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective class are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. All Class III Shares were redeemed on December 31, 2007. Class III Shares are currently offered but not outstanding as of report date.

On March 18, 2011, the Company’s Board of Directors (the “Board”) approved a proposal to change the Fund’s investment objective to seek “to maximize total return consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Fund from “BlackRock High Income V.I. Fund” to “BlackRock High Yield V.I. Fund.” These changes were effective October 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems rele-

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

vant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests:    The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a com-

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

mitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions:    Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to coun-

terparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Fair Value of Derivative Financial Instruments as of December 31, 2011
	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$6,504
Credit contracts	Unrealized depreciation on swaps	1,069
Total		$7,573

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31,2011
	Net Realized Gain From
	Swaps	Foreign Currency Transactions
Foreign currency exchange contracts	—	$5,566
Credit contracts	$147,844	—

	Net Change in Unrealized Depreciation on
	Swaps	Foreign Currency Transactions
Foreign currency exchange contracts	—	$(3,209)
Credit contracts	$(1,069)	—

For the year ended December 31, 2011 the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	1
Average US dollar amounts purchased	$150,806
Credit default swaps:
Average number of contracts-buy protection	1
Average number of contracts-sell protection	1
Average notional value-buy protection	$70,000
Average notional value-sell protection	$2,500,000

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s and the Company’s BlackRock Total Return V.I. Fund’s aggregate average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.55%
$250 million — $500 million	0.50%
$500 million — $750 million	0.45%
Greater than $750 million	0.40%

For the year ended December 31, 2011, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund was approximately $320,273,723.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $1,459 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class III Shares.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns and excluding short-term securities for the year ended December 31, 2011, were $121,780,375 and $111,664,270, respectively.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, securities in default and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(43,755,601)
Undistributed net investment income	$171,617
Accumulated net realized loss	$43,583,984

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$9,743,960	$9,491,679

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$324,285
Capital loss carryforwards	(46,272,458)
Net unrealized losses[1]	(3,519,262)
Qualified late-year losses[2]	(451,164)

Total	$(49,918,599)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains / losses on certain foreign currency contracts and the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2012	$8,918,857
2013	12,665,469
2014	4,347,980
2016	9,129,091
2017	11,211,061

Total	$46,272,458

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$137,904,945

Gross unrealized appreciation	$3,307,619
Gross unrealized depreciation	(6,805,403)

Net unrealized depreciation	$(3,497,784)

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

7.    Commitments:

The Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”).

Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2011, the Fund had outstanding bridge loan commitments of $720,000. In connection with either of these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. The unrecognized commitment fee income is recorded on the Statement of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statement of Assets of Liabilities and Statement of Operations. As of December 31, 2011, the Fund had no unfunded floating rate loan interests.

8.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

9.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	2,662,803	$19,190,102
Shares issued to shareholders in reinvestment of dividends and distributions	1,388,390	9,831,628

Shares redeemed	(3,309,649)	(23,486,446)

Net increase	741,544	$5,535,284

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	2,301,561	$16,188,707
Shares issued to shareholders in reinvestment of dividends and distributions	1,396,687	9,554,842

Shares redeemed	(3,443,712)	(23,498,700)

Net increase	254,536	$2,244,849

10.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

BlackRock Variable Series Funds, Inc.

BlackRock High Yield V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield V.I. Fund (formerly BlackRock High Income V.I. Fund), one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

December 31, 2011

Annual Report

BlackRock International V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

On May 10, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved a special meeting of shareholders to vote on a proposal to amend the Fund’s investment objective from “current income and long-term growth of income accompanied by growth of capital” to “long-term capital growth.” In addition, the Board approved a change in the name of the Fund from “BlackRock International Value V.I. Fund” to “BlackRock International V.I. Fund.” These changes were effective on October 1, 2011.

Portfolio Management Commentary

—

Effective October 1, 2011, the Fund changed its benchmark from the MSCI EAFE Index to the MSCI All Country World Index ex-US. The MSCI All Country World Index ex-US provides a closer representation of the Fund’s investable universe than the MSCI EAFE Index and more accurately reflects the investment strategy of the Fund.

How did the Fund perform?

—

For the 12-month period, the Fund performed in line with the MSCI All Country World Index ex-US and underperformed its former benchmark, the MSCI EAFE Index. The following discussion of relative performance pertains to the MSCI All Country World Index ex-US.

What factors influenced performance?

—

Sector allocation was the primary driver of positive performance in the Fund. Particularly beneficial was an overweight to the consumer staples sector, which performed well in 2011. A focus on tobacco companies also boosted returns. Imperial Tobacco Group Plc (United Kingdom) was the second strongest individual performer in the Fund during the period. With respect to geographical positioning, overweight exposure to France had a positive impact. French pharmaceutical company Sanofi-Aventis was the Fund’s strongest individual holding for the period. Currency exposure was a positive factor as the Fund was overweight in the Swiss franc, which rebounded strongly in the later half of the period. This exposure came from owning Swiss companies like pharmaceutical firm Novartis AG, which delivered strong performance for the year.

—	Security selection detracted from the Fund’s performance during the year. Many of the underperforming holdings were in the financial space, particularly in European names, which were especially hurt by the debt crisis in the euro zone. Lloyds Banking Group Plc (United Kingdom) and UBS AG (Switzerland) were notable individual detractors. Elsewhere, holdings of US-based multinational telecommunications company NII Holdings, Inc. and technology company Vancelnfo Technologies, Inc. (China) had a negative impact on returns.

Describe recent portfolio activity.

—

During the 12-month period, the Fund increased exposure to the health care sector, largely by adding to positions in Sanofi-Aventis and Novartis AG, each of which possess good prospects for their pipeline products, strong free cash flows and a penchant for dividend growth and share repurchases. The Fund reduced exposure to financials during the period. The Fund exited its positions in Lloyds Banking Group Plc, which had underperformed due to leverage issues while the United Kingdom faced a potential recession, and Goldman Sachs, as portfolio management identified more attractive opportunities elsewhere.

Describe portfolio positioning at period end.

—

At period end, the Fund’s sector overweights relative to the MSCI ACWI ex-US Index included consumer staples, health care and telecommunication services. These relatively defensive sectors tend to demonstrate solid, consistent fundamental quality, which fund management believes will drive equity returns going forward. The Fund’s most significant underweight at period end was in the financials sector, as fund management expects the ongoing European debt crisis to hinder growth for banks for the foreseeable future. The Fund also maintained an underweight in the more cyclical energy sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed a different investment objective and different investment strategies under the name “BlackRock International Value V.I. Fund.”

[3]	This unmanaged index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).
[4]

This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets. Effective October 1, 2011, the Fund changed the benchmark against which it measures performance from the MSCI EAFE Index to the MSCI All Country World Index ex-US because Fund management believes it is more relevant to the new investment strategy of the Fund.

Performance Summary as of December 31, 2011

	6-Month Total Returns[6]	Average Annual Total Returns
		1 Year[6]	5 Years[6]	10 Years[6]
Class I Shares[5]	(19.60)%	(13.71)%	(5.38)%	5.26%
MSCI EAFE Index	(16.31)	(12.14)	(4.72)	4.67
MSCI All Country World Index ex-US	(16.87)	(13.71)	(2.92)	6.31

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Fund Information as of December 31, 2011

Geographic Allocations	Percent of Long-Term Investments
United Kingdom	21%
Japan	13
France	13
Switzerland	10
United States	10
Germany	5
Canada	5
Belgium	3
Sweden	3
China	3
Brazil	3
South Africa	2
Finland	2
Other[1]	7

[1]	Other includes a 1% or less investment in each of the following countries and regions: India, South Korea, Netherlands, Taiwan, Singapore, Israel and Hong Kong.

Proxy Results

At a special meeting of all shareholders of BlackRock International V.I. Fund held on July 22, 2011, the results were as follows:

Proposal 1.

To approve a change in the investment objective of the Fund to “long-term capital growth,” and make the investment objective a non-fundamental policy of the Fund.

With respect to Proposal 1, the shares of the Fund were voted as follows:

For	Against	Abstain
15,313,177	1,964,947	700,352

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$804.00	$4.14	$1,000.00	$1,020.61	$4.63	0.91%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instru-

ment successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Belgium — 3.2%
Anheuser-Busch InBev NV	71,241	$4,348,070
Brazil — 2.5%
Itau Unibanco Holding SA, Preference Shares	74,481	1,357,249
OGX Petroleo e Gas Participacoes SA (a)	277,700	2,027,757

		3,385,006
Canada — 4.5%
Rogers Communications, Inc., Class B	118,558	4,567,756
Teck Resources Ltd., Class B	43,610	1,537,212

		6,104,968
China — 2.5%
China Life Insurance Co., Ltd., Class H	747,000	1,841,019
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd., Class H (b)	1,458,400	1,559,617

		3,400,636
Finland — 1.6%
Fortum Oyj	101,194	2,155,235
France — 12.7%
BNP Paribas SA	31,857	1,240,493
L’Oreal SA	29,320	3,053,669
Sanofi-Aventis	103,197	7,543,463
Schneider Electric SA	69,749	3,646,572
Vallourec SA	23,664	1,528,621

		17,012,818
Germany — 5.2%
Daimler AG	59,247	2,595,524
Infineon Technologies AG	268,375	2,015,634
Linde AG	16,025	2,381,513

		6,992,671
Hong Kong — 0.8%
Sands China Ltd. (a)	386,800	1,085,201
India — 1.5%
ICICI Bank Ltd. — ADR	74,300	1,963,749
Israel — 0.9%
Teva Pharmaceutical Industries — ADR	30,531	1,232,231
Japan — 12.9%
Makita Corp.	55,700	1,796,957
NTT DoCoMo, Inc.	1,805	3,314,016
Nidec Corp.	40,100	3,481,718
Nissan Motor Co., Ltd.	331,100	2,965,032
Nitto Denko Corp.	99,300	3,532,140
Tokyo Electron Ltd.	45,600	2,310,442

		17,400,305
Netherlands — 1.2%
ING Groep NV CVA (a)	219,688	1,571,120
Singapore — 1.0%
Noble Group Ltd.	1,547,000	1,344,122

Common Stocks		Shares	Value

South Africa — 2.2%
MTN Group Ltd.		163,061	$2,897,149
South Korea — 1.3%
LG Chem Ltd. (a)		6,501	1,792,689
Sweden — 3.2%
Hennes & Mauritz AB, B Shares		92,246	2,959,246
Skandinaviska Enskilda Banken AB, Class A		229,171	1,329,652

			4,288,898
Switzerland — 10.2%
Novartis AG, Registered Shares		125,623	7,172,201
The Swatch Group Ltd., Bearer Shares		7,221	2,687,778
UBS AG, Registered Shares (a)		322,285	3,823,163

			13,683,142
Taiwan — 1.1%
MediaTek, Inc.		168,000	1,537,704
United Kingdom — 20.6%
BG Group Plc		191,166	4,084,002
HSBC Holdings Plc		358,235	2,734,781
Imperial Tobacco Group Plc		126,610	4,790,987
Reckitt Benckiser Group Plc		82,588	4,073,241
Rio Tinto Plc, Registered Shares		60,804	2,970,063
Standard Chartered Plc		108,516	2,373,518
Tullow Oil Plc		108,087	2,348,534
Vodafone Group Plc		769,790	2,146,255
WM Morrison Supermarkets Plc		426,859	2,159,047

			27,680,428
United States — 9.4%
Activision Blizzard, Inc.		401,501	4,946,493
Google, Inc., Class A (a)		2,988	1,929,949
Lam Research Corp. (a)		54,698	2,024,920
Liberty Global, Inc. (a)		49,842	2,045,017
Veeco Instruments, Inc. (a)		78,675	1,636,440

			12,582,819
Total Long-Term Investments (Cost — $129,625,992) — 98.5%			132,458,961

Short-Term Securities
Money Market Funds — 2.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)		1,413,490	1,413,490

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (c)(d)(e)	USD	1,495	1,495,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
DKK	Danish Krone
USD	US Dollar
ZAR	South African Rand

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities		Par (000)	Value

Time Deposits — 0.0%
Denmark — 0.0%
Brown Brothers Harriman & Co., 0.05%, 1/03/12	DKK	19	$3,309
South Africa — 0.0%
Brown Brothers Harriman & Co., 4.49%, 1/03/12	ZAR	6	725
Total Time Deposits			4,034
Total Short-Term Securities (Cost — $2,912,752) — 2.2%			2,912,524
Total Investments (Cost — $132,538,744) — 100.7%			135,371,485
Liabilities in Excess of Other Assets — (0.7)%			(900,529)

Net Assets — 100.0%			$134,470,956

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,054,561	$(641,071)	1,413,490	$4,767
BlackRock Liquidity Series, LLC Money Market Series	—	$1,495,000	$1,495,000	$25,011

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

   Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

   The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$4,348,070	—	$4,348,070
Brazil	$3,385,006	—	—	3,385,006
Canada	6,104,968	—	—	6,104,968
China	—	3,400,636	—	3,400,636
Finland	—	2,155,235	—	2,155,235
France	—	17,012,818	—	17,012,818
Germany	—	6,992,671	—	6,992,671
Hong Kong	—	1,085,201	—	1,085,201
India	1,963,749	—	—	1,963,749
Israel	1,232,231	—	—	1,232,231
Japan	—	17,400,305	—	17,400,305
Netherlands	—	1,571,120	—	1,571,120
Singapore	—	1,344,122	—	1,344,122
South Africa	—	2,897,149	—	2,897,149
South Korea	—	1,792,689	—	1,792,689
Sweden	—	4,288,898	—	4,288,898
Switzerland	—	13,683,142	—	13,683,142
Taiwan	—	1,537,704	—	1,537,704
United Kingdom	—	27,680,428	—	27,680,428
United States	12,582,819	—	—	12,582,819
Short-Term Securities:
Money Market Funds	1,413,490	1,495,000	—	2,908,490
Time Deposits	—	4,034	—	4,034

Total	$26,682,263	$108,689,222	—	$135,371,485

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation Notes
Assets:
Balance, as of December 31, 2010	$3,610,789
Accrued discounts/premium	—
Net realized gain (loss)	121,870
Net change in unrealized appreciation/depreciation	(817,019)
Purchases	76,463
Sales	(2,992,103)
Transfers in1	—
Transfers out[1]	—

Balance, as of December 31, 2011	—

[1]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $1,390,224) (cost—$129,630,254)	$132,462,995
Investments at value—affiliated (cost—$2,908,490)	2,908,490
Foreign currency at value (cost—$161)	157
Capital shares sold receivable	369,246
Dividends receivable	368,277
Securities lending income receivable—affiliated	5,439
Prepaid expenses	18,122

Total assets	136,132,726

Liabilities:
Collateral on securities loaned at value	1,495,000
Investment advisory fees payable	85,587
Capital shares redeemed payable	41,219
Other affiliates payable	410
Officer’s and Directors’ fees payable	386
Other accrued expenses payable	39,168

Total liabilities	1,661,770

Net Assets	$134,470,956

Net Assets Consist of:
Paid-in capital	$193,002,868
Distribution in excess of net investment income	(465,172)
Accumulated net realized loss	(60,902,363)
Net unrealized appreciation/depreciation	2,835,623

Net Assets	$134,470,956

Net Asset Value:
Class I—Based on net assets of $134,470,956 and 16,819,103 shares outstanding, 100 million shares authorized, $0.10 par value	$8.00

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$5,665,870
Foreign taxes withheld	(792,861)
Interest	1,183
Securities lending—affiliated	25,011
Dividends—affiliated	4,767

Total income	4,903,970

Expenses:
Investment advisory	1,240,037
Professional	73,083
Custodian	52,805
Accounting services	42,181
Officer and Directors	19,237
Printing	17,087
Transfer agent	5,000
Miscellaneous	15,924

Total expenses	1,465,354
Less fees waived by advisor	(3,141)

Total expenses after fees waived	1,462,213

Net investment income	3,441,757

Realized and Unrealized Loss:
Net realized loss from:
Investments	(5,597,811)
Foreign currency transactions	(135,640)

(5,733,451)

Net change in unrealized appreciation/depreciation on:
Investments	(19,141,498)
Foreign currency transactions	(48,848)

(19,190,346)

Total realized and unrealized loss	(24,923,797)

Net Decrease in Net Assets Resulting from Operations	$(21,482,040)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$3,441,757	$2,778,393
Net realized gain (loss)	(5,733,451)	1,391,385
Net change in unrealized appreciation/depreciation	(19,190,346)	7,049,379

Net increase (decrease) in net assets resulting from operations	(21,482,040)	11,219,157

Dividends to Shareholders From:
Net investment income	(3,966,780)	(1,895,595)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(14,770,950)	(19,346,139)

Net Assets:
Total decrease in net assets	(40,219,770)	(10,022,577)
Beginning of year	174,690,726	184,713,303

End of year	$134,470,956	$174,690,726

Undistributed (distributions in excess of) net investment income	$(465,172)	$195,491

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$9.55	$9.06	$7.11	$14.38	$16.80

Net investment income[1]	0.19	0.14	0.16	0.31	0.34
Net realized and unrealized gain (loss)	(1.50)	0.45	1.97	(6.43)	1.42

Net increase (decrease) from investment operations	(1.31)	0.59	2.13	(6.12)	1.76

Dividends and distributions from:
Net investment income	(0.24)	(0.10)	(0.18)	(0.39)	(0.50)
Net realized gain	—	—	—	(0.76)	(3.68)

Total dividends and distributions	(0.24)	(0.10)	(0.18)	(1.15)	(4.18)

Net asset value, end of year	$8.00	$9.55	$9.06	$7.11	$14.38

Total Investment Return:[2]
Based on net asset value	(13.71)%	6.57%	29.97%	(42.49)%	10.34%

Ratios to Average Net Assets:
Total expenses	0.89%	0.89%	0.92%	0.91%	0.87%

Total expenses after fees waived	0.88%	0.89%	0.91%	0.91%	0.87%

Net investment income	2.08%	1.61%	2.01%	2.71%	1.91%

Supplemental Data:
Net assets, end of year (000)	$134,471	$174,679	$184,713	$137,054	$347,299

Portfolio turnover	153%	119%	199%	118%	79%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock International V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

On May 10, 2011, the Company’s Board of Directors (the “Board”) approved a special meeting of shareholders to vote on a proposal to amend the Fund’s investment objective. On July 22, 2011, shareholders of the Fund approved a proposal to change the Fund’s investment objective to “long-term capital growth”. In addition, the Board approved a change in name of the Fund from “BlackRock International Value V.I. Fund” to “BlackRock International V.I. Fund”. These changes were effective on October 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes:    The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security.

A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns interest income on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years.

Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that enhances current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Loss From
Foreign Currency Transactions
Foreign currency exchange contracts	$(143,832)

Net Change in Unrealized Appreciation/Depreciation on
Foreign Currency Transactions
Foreign currency exchange contracts	$(28,739)

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts—US dollars purchased	1
Average number of contracts—US dollars sold	1
Average US dollar amounts purchased	$2,058,687
Average US dollar amounts sold	$1,110,190

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.75% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.75%
$1 billion-$3billion	0.71%
$3 billion-$5 billion	0.68%
$5 billion-$10 billion	0.65%
Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock International Ltd. (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets to 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $1,778 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable are shown in the

Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $13,467 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2011, were $247,296,101 and $261,694,340, respectively.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of December 31, 2011 attributable to foreign currency transactions was reclassified to the following accounts:

Distributions in excess of net investment income	$(135,640)
Accumulated net realized loss	$135,640

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$3,966,780	$1,895,595

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$186,855
Capital loss carryforwards	(60,630,483)
Net unrealized gains[1]	2,073,627
Qualified late-year losses[2]	(161,911)

Total	$(58,531,912)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing of expenses.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,
2016	$28,460,231
2017	26,038,359
No expiration date[3]	6,131,893

Total	$60,630,483

[3]	Must be utilized prior to losses subject to expiration.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$133,034,485

Gross unrealized appreciation	$8,885,217
Gross unrealized depreciation	(6,548,217)

Net unrealized appreciation	$2,337,000

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum and (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2011, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Pharmaceuticals	12%
Wireless Telecommunication Services	10
Commercial Banks	8
Semiconductors & Semiconductor Equipment	7
Oil, Gas & Consumable Fuels	6
Chemicals	6
Electrical Equipment	5
Other[1]	46
[1]	All other industries held were each less than 5% of long-term investments.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	1,474,085	$13,751,971
Shares issued to shareholders in reinvestment of dividends	492,010	3,966,780
Shares redeemed	(3,446,757)	(32,489,701)

Net decrease	(1,480,662)	$(14,770,950)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	1,506,731	$12,381,157
Shares issued to shareholders in reinvestment of dividends	206,697	1,895,595
Shares redeemed	(3,808,559)	(33,622,891)

Net decrease	(2,095,131)	$(19,346,139)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock International V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International V.I. Fund (formerly known as BlackRock International Value V.I. Fund), one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

December 31, 2011

Annual Report

BlackRock Large Cap Core V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2011, the Fund outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

—

Stock selection and a sector overweight in health care accounted for the largest contribution to the Fund’s relative outperformance. Stock selection in biotechnology was particularly rewarding, owing largely to positive pipeline developments for select holdings. Holdings in the health care providers & services industry also enhanced returns as a combination of benign utilization trends and controlled pricing resulted in stellar earnings reports and a positive outlook for health maintenance organizations — a segment in which the Fund was overweight. In financials, relative outperformance was due primarily to the Fund’s substantial underweight in the sector, especially diversified financial services and capital markets names. These industries underperformed during the period as macroeconomic and regulatory uncertainties continued to plague the sector. Stock selection in materials also had a positive impact. The Fund’s emphasis on the chemicals and paper & forest products industries, which are among the more economically sensitive areas within the sector, was especially beneficial as improving commodity prices and moderately better macroeconomic conditions (most notably in the US) in the later part of the reporting period translated to favorable financial results for these stocks.

—

Detracting from Fund performance during the period was stock selection in the telecommunication services sector, where a preference for wireless carriers hurt returns. This segment struggled in the second half of the year on a surprising uptick in the competitive environment and customer churn rates. At the same time, the Fund’s lack of exposure to large-cap integrated carriers hindered returns, as these companies generally exhibit stable earnings and cash flows and attractive dividend yields, which made them appealing to equity investors seeking relative stability in the volatile 12-month period. In industrials, underperformance can be attributed mainly to the Fund’s positioning in airlines, where higher jet fuel prices threatened profitability. In the utilities sector, the Fund’s preference for the more economically sensitive independent power producers (“IPPs”) in lieu of traditional regulated utility companies had a negative impact as IPPs suffered when electricity rates fell due to plunging natural gas prices. Meanwhile, the regulated utility market saw margins increase amid falling borrowing costs, with stocks also benefiting from increased demand for dividend-paying stocks during the period.

Describe recent portfolio activity.

—	During the 12-month period, the Fund increased exposure to the consumer staples, energy and health care sectors, and reduced its weightings in consumer discretionary, industrials and financials.

Describe portfolio positioning at period end.

—

As of period end, the Fund continued to maintain a balance between domestic cyclical holdings and more dependable growth names. The Fund’s largest sector overweights relative to the Russell 1000® Index were in health care, information technology and consumer discretionary. Financials remained the Fund’s most significant underweight, followed by industrials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.

Performance Summary as of December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years
Class I Shares[4]	(8.62)%	2.40%	(1.90)%	4.17%
Class II Shares[4]	(8.71)	2.20	(2.06)	4.03	[5]
Class III Shares[4]	(8.76)	2.11	(2.16)[5]	3.91	[5]
Russell 1000® Index	(4.58)	1.50	(0.02)	3.34

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Fund Information as of December 31, 2011

Sector Allocations	Percent of Long-Term Investments
Information Technology	23%
Health Care	22
Consumer Discretionary	14
Consumer Staples	11
Energy	9
Industrials	8
Financials	4
Materials	4
Utilities	4
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$913.80	$2.73	$1,000.00	$1,022.35	$2.88	0.57%
Class II	$1,000.00	$912.90	$3.46	$1,000.00	$1,021.59	$3.65	0.72%
Class III	$1,000.00	$912.40	$3.93	$1,000.00	$1,021.09	$4.16	0.82%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.5%
General Dynamics Corp.	60,000	$3,984,600
L-3 Communications Holdings, Inc.	54,000	3,600,720
Lockheed Martin Corp.	51,000	4,125,900
Northrop Grumman Corp.	67,000	3,918,160

		15,629,380
Beverages — 2.3%
The Coca-Cola Co.	6,000	419,820
Coca-Cola Enterprises, Inc.	138,000	3,557,640
Dr. Pepper Snapple Group, Inc.	97,000	3,829,560

		7,807,020
Biotechnology — 3.8%
Amgen, Inc.	77,000	4,944,170
Biogen Idec, Inc. (a)	36,000	3,961,800
Gilead Sciences, Inc. (a)	101,000	4,133,930

		13,039,900
Chemicals — 2.1%
CF Industries Holdings, Inc.	27,000	3,914,460
LyondellBasell Industries NV, Class A	102,000	3,313,980

		7,228,440
Communications Equipment — 1.1%
Motorola Solutions, Inc.	80,000	3,703,200
Computers & Peripherals — 6.0%
Apple, Inc. (a)	16,000	6,480,000
Dell, Inc. (a)	274,000	4,008,620
Lexmark International, Inc., Class A	104,000	3,439,280
Seagate Technology	203,000	3,329,200
Western Digital Corp. (a)	110,000	3,404,500

		20,661,600
Construction & Engineering — 1.8%
Chicago Bridge & Iron Co. NV	82,000	3,099,600
Fluor Corp.	64,000	3,216,000

		6,315,600
Consumer Finance — 2.1%
Capital One Financial Corp.	85,000	3,594,650
Discover Financial Services, Inc.	150,000	3,600,000

		7,194,650
Containers & Packaging — 0.1%
Sealed Air Corp.	25,000	430,250
Diversified Consumer Services — 2.6%
Apollo Group, Inc., Class A (a)	70,000	3,770,900
ITT Educational Services, Inc. (a)(b)	44,000	2,503,160
Weight Watchers International, Inc.	49,000	2,695,490

		8,969,550
Diversified Financial Services — 0.1%
Moody’s Corp.	14,000	471,520
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	46,000	1,391,040
Food & Staples Retailing — 2.3%
The Kroger Co.	165,000	3,996,300
Safeway, Inc.	185,000	3,892,400

		7,888,700
Food Products — 1.1%
ConAgra Foods, Inc.	145,000	3,828,000

Common Stocks	Shares	Value

Health Care Equipment & Supplies — 0.3%
Hill-Rom Holdings, Inc.	31,000	$1,044,390
Health Care Providers & Services — 8.8%
AMERIGROUP Corp. (a)(b)	7,000	413,560
Aetna, Inc.	96,000	4,050,240
AmerisourceBergen Corp.	94,000	3,495,860
Cardinal Health, Inc.	85,000	3,451,850
CIGNA Corp.	15,000	630,000
Health Management Associates, Inc., Class A (a)(b)	281,000	2,070,970
Humana, Inc.	43,000	3,767,230
McKesson Corp.	50,000	3,895,500
UnitedHealth Group, Inc.	91,000	4,611,880
WellPoint, Inc.	56,000	3,710,000

		30,097,090
Household Products — 0.5%
The Procter & Gamble Co.	24,000	1,601,040
Independent Power Producers & Energy Traders — 2.9%
The AES Corp. (a)	319,000	3,776,960
Constellation Energy Group, Inc.	91,000	3,609,970
NRG Energy, Inc. (a)(b)	145,000	2,627,400

		10,014,330
Industrial Conglomerates — 0.9%
General Electric Co.	92,000	1,647,720
Tyco International Ltd.	34,000	1,588,140

		3,235,860
Insurance — 1.9%
Arch Capital Group Ltd. (a)	85,000	3,164,550
Assurant, Inc.	29,000	1,190,740
Torchmark Corp.	16,000	694,240
Unum Group	78,000	1,643,460

		6,692,990
Internet & Catalog Retail — 1.0%
Expedia, Inc.	65,500	1,900,810
TripAdvisor, Inc. (a)	65,500	1,651,255

		3,552,065
Internet Software & Services — 0.2%
Google, Inc., Class A (a)	1,000	645,900
IT Services — 1.9%
International Business Machines Corp.	14,000	2,574,320
The Western Union Co.	215,000	3,925,900

		6,500,220
Leisure Equipment & Products — 0.9%
Polaris Industries, Inc.	57,000	3,190,860
Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc. (a)	75,000	2,619,750
Machinery — 0.4%
AGCO Corp. (a)	31,000	1,332,070
Media — 2.1%
CBS Corp., Class B	144,000	3,908,160
Time Warner Cable, Inc.	54,000	3,432,780

		7,340,940
Multi-Utilities — 1.1%
Ameren Corp.	112,000	3,710,560

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail — 1.1%
Dillard’s, Inc., Class A	62,000	$2,782,560
Nordstrom, Inc.	20,000	994,200

		3,776,760
Oil, Gas & Consumable Fuels — 9.2%
Chevron Corp.	21,000	2,234,400
ConocoPhillips	48,000	3,497,760
Exxon Mobil Corp.	90,000	7,628,400
HollyFrontier Corp.	152,000	3,556,800
Marathon Oil Corp.	145,000	4,244,150
Murphy Oil Corp.	55,000	3,065,700
Tesoro Corp. (a)(b)	159,000	3,714,240
Valero Energy Corp.	178,000	3,746,900

		31,688,350
Paper & Forest Products — 1.8%
Domtar Corp.	33,000	2,638,680
International Paper Co.	124,000	3,670,400

		6,309,080
Personal Products — 1.0%
Herbalife Ltd.	69,000	3,565,230
Pharmaceuticals — 8.0%
Abbott Laboratories	80,000	4,498,400
Bristol-Myers Squibb Co.	144,000	5,074,560
Eli Lilly & Co.	116,000	4,820,960
Forest Laboratories, Inc. (a)	117,000	3,540,420
Johnson & Johnson	23,000	1,508,340
Pfizer, Inc.	365,000	7,898,600

		27,341,280
Semiconductors & Semiconductor Equipment — 8.4%
Applied Materials, Inc.	301,000	3,223,710
Fairchild Semiconductor International, Inc. (a)	172,000	2,070,880
KLA-Tencor Corp.	73,000	3,522,250
Marvell Technology Group Ltd. (a)	209,000	2,894,650
Maxim Integrated Products, Inc.	138,000	3,593,520
NVIDIA Corp. (a)(b)	229,000	3,173,940
Novellus Systems, Inc. (a)	84,000	3,468,360
Teradyne, Inc. (a)(b)	232,000	3,162,160
Xilinx, Inc.	113,000	3,622,780

		28,732,250
Software — 5.4%
Activision Blizzard, Inc.	287,000	3,535,840
Fortinet, Inc. (a)	137,000	2,987,970
Microsoft Corp.	294,000	7,632,240

Common Stocks	Shares	Value

Symantec Corp. (a)	223,000	$3,489,950
TIBCO Software, Inc. (a)	40,000	956,400

		18,602,400
Specialty Retail — 5.0%
AutoZone, Inc. (a)	1,000	324,970
Best Buy Co., Inc.	155,000	3,622,350
Foot Locker, Inc.	134,000	3,194,560
GameStop Corp., Class A (a)	145,000	3,498,850
Limited Brands, Inc.	81,000	3,268,350
Williams-Sonoma, Inc.	81,000	3,118,500

		17,027,580
Textiles, Apparel & Luxury Goods — 1.1%
Coach, Inc.	60,000	3,662,400
Tobacco — 3.3%
Lorillard, Inc.	34,000	3,876,000
Philip Morris International, Inc.	94,000	7,377,120

		11,253,120
Wireless Telecommunication Services — 0.9%
MetroPCS Communications, Inc. (a)	346,000	3,003,280
Total Long-Term Investments (Cost — $318,375,338) — 99.2%		341,098,645

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(d)	2,033,288	2,033,288

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (c)(d)(e)	$13,977	13,977,139
Total Short-Term Securities (Cost — $16,010,427) — 4.7%		16,010,427
Total Investments (Cost — $334,385,765) — 103.9%		357,109,072
Liabilities in Excess of Other Assets — (3.9)%		(13,485,683)

Net Assets — 100.0%		$343,623,389

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Schedule of Investments (concluded)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institu tional Class	1,140,611	892,677	2,033,288	$1,454
BlackRock Liquidity Series, LLC Money Market Series	—	$13,977,139	$13,977,139	$26,720

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$341,098,645	—	—	$341,098,645
Short-Term Securities	2,033,288	$13,977,139	—	16,010,427

Total	$343,131,933	$13,977,139	—	$357,109,072

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $13,572,911) (cost—$318,375,338)	$341,098,645
Investments at value—affiliated (cost—$16,010,427)	16,010,427
Foreign currency at value (cost—$371)	396
Capital shares sold receivable	536,193
Dividends receivable	337,115
Securities lending income receivable—affiliated	7,793
Prepaid expenses	20,185

Total assets	358,010,754

Liabilities:
Collateral on securities loaned at value	13,977,139
Bank overdraft	1,087
Capital shares redeemed payable	210,723
Investment advisory fees payable	138,473
Distribution fees payable	29,818
Other affiliates payable	838
Officer’s and Directors’ fees payable	600
Other accrued expenses payable	28,687

Total liabilities	14,387,365

Net Assets	$343,623,389

Net Assets Consist of:
Paid-in capital	$381,662,531
Undistributed net investment income	184,260
Accumulated net realized loss	(60,946,734)
Net unrealized appreciation/depreciation	22,723,332

Net Assets	$343,623,389

Net Asset Value:
Class I—Based on net assets of $193,953,111 and 8,433,905 shares outstanding, 200 million shares authorized, $0.10 par value	$23.00

Class II—Based on net assets of $4,238,706 and 184,212 shares outstanding, 100 million shares authorized, $0.10 par value	$23.01

Class III—Based on net assets of $145,431,572 and 6,343,892 shares outstanding, 100 million shares authorized, $0.10 par value	$22.92

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$5,952,399
Foreign taxes withheld	(77,528)
Dividends—affiliated	1,454
Securities lending—affiliated	26,720

Total income	5,903,045

Expenses:
Investment advisory	1,595,288
Distribution—Class II	7,689
Distribution—Class III	278,263
Professional	71,950
Accounting services	47,086
Printing	42,382
Custodian	28,401
Officer and Directors	22,207
Transfer agent—Class I	3,207
Transfer agent—Class II	78
Transfer agent—Class III	1,715
Registration	4,402
Miscellaneous	17,090

Total expenses	2,119,758
Less fees waived by advisor	(988)

Total expenses after fees waived	2,118,770

Net investment income	3,784,275

Realized and Unrealized Gain (Loss):
Net realized gain from investments	19,720,842

Net change in unrealized appreciation/depreciation on:
Investments	(16,499,720)
Foreign currency transactions	25

(16,499,695)

Total realized and unrealized gain	3,221,147

Net Increase in Net Assets Resulting from Operations	$7,005,422

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$3,784,275	$2,877,201
Net realized gain	19,720,842	10,684,372
Net change in unrealized appreciation/depreciation	(16,499,695)	11,775,969

Net increase in net assets resulting from operations	7,005,422	25,337,542

Dividends to Shareholders From:
Net investment income:
Class I	(2,314,382)	(2,166,559)
Class II	(43,949)	(69,172)
Class III	(1,418,872)	(663,186)

Decrease in net assets resulting from dividends to shareholders	(3,777,203)	(2,898,917)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	34,531,218	22,543,128

Net Assets:
Total increase in net assets	37,759,437	44,981,753
Beginning of year	305,863,952	260,882,199

End of year	$343,623,389	$305,863,952

Undistributed net investment income	$184,260	$177,188

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$22.73	$21.04	$17.38	$29.75	$32.17

Net investment income[1]	0.29	0.23	0.26	0.27	0.31
Net realized and unrealized gain (loss)	0.26	1.69	3.66	(11.80)	2.41

Net increase (decrease) from investment operations	0.55	1.92	3.92	(11.53)	2.72

Dividends and distributions from:
Net investment income	(0.28)	(0.23)	(0.26)	(0.31)	(0.34)
Net realized gain	—	—	—	(0.53)	(4.80)

Total dividends and distributions	(0.28)	(0.23)	(0.26)	(0.84)	(5.14)

Net asset value, end of year	$23.00	$22.73	$21.04	$17.38	$29.75

Total Investment Return:[2]
Based on net asset value	2.40%	9.12%	22.54%	(38.75)%	8.34%

Ratios to Average Net Assets:
Total expenses	0.56%	0.57%	0.62%	0.60%	0.55%

Total expenses after fees waived	0.56%	0.57%	0.62%	0.60%	0.55%

Net investment income	1.21%	1.10%	1.42%	1.12%	0.91%

Supplemental Data:
Net assets, end of year (000)	$193,953	$217,059	$228,900	$225,183	$476,467

Portfolio turnover	101%	151%	165%	104%	72%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$22.74	$21.05	$17.40	$29.74	$32.18

Net investment income[1]	0.23	0.21	0.23	0.21	0.24
Net realized and unrealized gain (loss)	0.27	1.68	3.66	(11.77)	2.42

Net increase (decrease) from investment operations	0.50	1.89	3.89	(11.56)	2.66

Dividends and distributions from:
Net investment income	(0.23)	(0.20)	(0.24)	(0.25)	(0.30)
Net realized gain	—	—	—	(0.53)	(4.80)

Total dividends and distributions	(0.23)	(0.20)	(0.24)	(0.78)	(5.10)

Net asset value, end of year	$23.01	$22.74	$21.05	$17.40	$29.74

Total Investment Return:[2]
Based on net asset value	2.20%	8.98%	22.35%	(38.85)%	8.16%

Ratios to Average Net Assets:
Total expenses	0.71%	0.72%	0.77%	0.74%	0.71%

Total expenses after fees waived	0.71%	0.72%	0.77%	0.74%	0.71%

Net investment income	1.00%	0.98%	1.20%	0.84%	0.72%

Supplemental Data:
Net assets, end of year (000)	$4,239	$8,026	$6,176	$1,644	$3,974

Portfolio turnover	101%	151%	165%	104%	72%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,		Period January 27, 2009[1] to December 31, 2009		Year Ended December 31, 2007[2]
	2011	2010
Per Share Operating Performance:
Net asset value, beginning of period	$22.67	$21.00	$16.75		$32.23

Net investment income[3]	0.25	0.20	0.21		0.23
Net realized and unrealized gain	0.23	1.66	4.28		2.42

Net increase from investment operations	0.48	1.86	4.49		2.65

Dividends and distributions from:
Net investment income	(0.23)	(0.19)	(0.24)		(0.25)
Net realized gain	—	—	—		(4.80)

Total dividends and distributions	(0.23)	(0.19)	(0.24)		(5.05)

Net asset value, end of period	$22.92	$22.67	$21.00		$29.83

Total Investment Return:[4]
Based on net asset value	2.11%	8.88%	26.77%	[5]	8.12%

Ratios to Average Net Assets:
Total expenses	0.81%	0.82%	0.87%	[6]	0.76%

Total expenses after fees waived	0.81%	0.82%	0.87%	[6]	0.76%

Net investment income	1.05%	0.93%	1.10%	[6]	0.68%

Supplemental Data:
Net assets, end of period (000)	$145,432	$80,779	$25,806		—	[2]

Portfolio turnover	101%	151%	165%		72%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Core V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of

60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income:     For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”)

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.500%
$250 million-$300 million	0.450%
$300 million-$400 million	0.425%
Greater than $400 million	0.400%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $3,530 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $11,427 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2011, were $366,846,500 and $333,371,491 respectively.

4.    Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$3,777,203	$2,898,917

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Ordinary income	$184,260
Capital loss carryforwards	(58,270,182)
Net unrealized gains[1]	20,425,567
Qualified late-year losses[2]	(378,787)

Total	$(38,039,142)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$1,040,635
2017	57,229,547

Total	$58,270,182

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$336,683,530

Gross unrealized appreciation	$33,040,241
Gross unrealized depreciation	(12,614,701)

Net unrealized appreciation	$20,425,540

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2011, the Fund invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Year Ended December 31, 2011	Shares	Amount
Shares sold	72,908	$1,674,772
Shares issued to shareholders in reinvestment of dividends	99,822	2,314,382
Shares redeemed	(1,286,987)	(30,607,733)

Net decrease	(1,114,257)	$(26,618,579)

Class I Year Ended December 31, 2010	Shares	Amount
Shares sold	94,352	$1,941,693
Shares issued to shareholders in reinvestment of dividends	96,031	2,166,559
Shares redeemed	(1,523,140)	(31,994,976)

Net decrease	(1,332,757)	$(27,886,724)

Class II Year Ended December 31, 2011	Shares	Amount
Shares sold	213,247	$5,263,522
Shares issued to shareholders in reinvestment of dividends	1,889	43,949
Shares redeemed	(383,855)	(9,006,699)

Net decrease	(168,719)	$(3,699,228)

Class II Year Ended December 31, 2010	Shares	Amount
Shares sold	103,644	$2,231,054
Shares issued to shareholders in reinvestment of dividends	3,065	69,172
Shares redeemed	(47,179)	(984,407)

Net increase	59,530	$1,315,819

Class III Year Ended December 31, 2011	Shares	Amount
Shares sold	3,069,618	$72,062,131
Shares issued to shareholders in reinvestment of dividends	61,448	1,418,872
Shares redeemed	(349,786)	(8,631,978)

Net increase	2,781,280	$64,849,025

Class III Year Ended December 31, 2010	Shares	Amount
Shares sold	2,311,988	$48,615,186
Shares issued to shareholders in reinvestment of dividends	29,398	663,186
Shares redeemed	(7,388)	(164,339)

Net increase	2,333,998	$49,114,033

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Core V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Core V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

December 31, 2011

Annual Report

BlackRock Large Cap Growth V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2011, the Fund generated positive results, but trailed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

—

Stock selection in the industrials sector was the key detractor from relative performance, most notably in the machinery and airline industries. Select machinery holdings lagged on concerns around softening global industrial production in the second half of the reporting period. Exposure to airlines hurt returns as higher jet fuel prices threatened profitability in this industry. In telecommunication services, the Fund’s preference for wireless carriers hampered relative results, as this segment struggled in the second half of the year on a surprising uptick in the competitive environment and customer churn rates. At the same time, the Fund’s lack of exposure to large-cap integrated carriers hindered returns, as these companies generally exhibit stable earnings and cash flows and attractive dividend yields, which made them appealing to equity investors seeking relative stability in the volatile 12-month period.

—	On the positive side, good stock selection in the consumer discretionary sector aided relative performance, particularly within the multiline and specialty retail industries, where select holdings generated strong returns on continued sales and margin improvements. In addition, the Fund’s holdings in the media industry continued to benefit from strong local and national advertising trends, as well as margin improvement due to the monetization of company-owned content libraries. In materials, the Fund’s emphasis on the chemicals industry, which is among the more economically sensitive areas within the sector, was especially beneficial as improving commodity prices and moderately better macroeconomic conditions (most notably in the US) in the later part of the reporting period translated to favorable financial results for these stocks.

Describe recent portfolio activity.

—	During the 12-month period, the Fund increased exposure to the information technology, consumer staples and health care sectors, and reduced its weightings in industrials, energy and utilities.

Describe portfolio positioning at period end.

—

As of period end, the Fund continued to maintain a balance between domestic cyclical holdings and more dependable growth names. The Fund’s largest sector overweights relative to the Russell 1000® Growth Index were in health care and consumer discretionary, while industrials and energy represented the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes have good prospects for earnings growth.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with greater-than-average growth orientation.

Performance Summary as of December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years[5]
Class I Shares[4]	(8.13)%	2.55%	(0.72)%	2.39%
Class III Shares[4]	(8.20)	2.33	(0.97)	2.14	[6]
Russell 1000® Growth Index	(3.92)	2.64	2.50	2.60

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Fund Information as of December 31, 2011

Sector Allocations	Percent of Long-Term Investments
Information Technology	31%
Consumer Discretionary	22
Health Care	19
Consumer Staples	10
Energy	6
Industrials	5
Materials	4
Telecommunication Services	1
Financials	1
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$918.70	$3.77	$1,000.00	$1,021.27	$3.97	0.78%
Class III	$1,000.00	$918.00	$4.98	$1,000.00	$1,020.01	$5.24	1.03%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 1.3%
Lockheed Martin Corp.	16,600	$1,342,940
Airlines — 1.0%
Southwest Airlines Co.	112,600	963,856
Automobiles — 1.2%
Harley-Davidson, Inc.	30,200	1,173,874
Beverages — 2.4%
The Coca-Cola Co.	1,900	132,943
Coca-Cola Enterprises, Inc.	43,000	1,108,540
Dr. Pepper Snapple Group, Inc.	28,400	1,121,232

		2,362,715
Biotechnology — 4.0%
Biogen Idec, Inc. (a)	12,700	1,397,635
Gilead Sciences, Inc. (a)	37,000	1,514,410
Myriad Genetics, Inc. (a)	51,000	1,067,940

		3,979,985
Chemicals — 3.3%
CF Industries Holdings, Inc.	8,200	1,188,836
LyondellBasell Industries NV, Class A	28,400	922,716
W.R. Grace & Co. (a)	25,000	1,148,000

		3,259,552
Computers & Peripherals — 7.2%
Apple, Inc. (a)	10,000	4,050,000
Dell, Inc. (a)	85,500	1,250,865
Seagate Technology	55,000	902,000
Western Digital Corp. (a)	30,000	928,500

		7,131,365
Construction & Engineering — 2.9%
Chicago Bridge & Iron Co. NV	25,300	956,340
Fluor Corp.	20,000	1,005,000
KBR, Inc.	34,700	967,089

		2,928,429
Consumer Finance — 1.0%
Discover Financial Services, Inc.	40,100	962,400
Diversified Consumer Services — 2.8%
Apollo Group, Inc., Class A (a)	20,300	1,093,561
ITT Educational Services, Inc. (a)(b)	14,800	841,972
Weight Watchers International, Inc.	15,000	825,150

		2,760,683
Electronic Equipment, Instruments & Components — 1.0%
Jabil Circuit, Inc.	52,800	1,038,048
Food & Staples Retailing — 1.1%
The Kroger Co.	47,300	1,145,606
Food Products — 2.2%
Campbell Soup Co.	33,000	1,096,920
ConAgra Foods, Inc.	40,700	1,074,480

		2,171,400
Health Care Equipment & Supplies — 0.7%
Thoratec Corp. (a)	20,700	694,692
Health Care Providers & Services — 8.2%
AMERIGROUP Corp. (a)	14,000	827,120
Aetna, Inc.	23,000	970,370
AmerisourceBergen Corp.	30,400	1,130,576
Cardinal Health, Inc.	25,200	1,023,372
Health Management Associates, Inc., Class A (a)	118,000	869,660
McKesson Corp.	16,500	1,285,515

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
UnitedHealth Group, Inc.	19,600	$993,328
WellPoint, Inc.	15,000	993,750

		8,093,691
Hotels, Restaurants & Leisure — 1.1%
International Game Technology	63,700	1,095,640
Household Products — 0.2%
The Clorox Co.	3,000	199,680
Independent Power Producers & Energy Traders — 0.7%
NRG Energy, Inc. (a)	41,000	742,920
Internet & Catalog Retail — 1.0%
Expedia, Inc.	18,050	523,811
TripAdvisor, Inc. (a)	18,050	455,041

		978,852
Internet Software & Services — 0.5%
Google, Inc., Class A (a)	800	516,720
IT Services — 2.8%
International Business Machines Corp.	8,500	1,562,980
The Western Union Co.	66,300	1,210,638

		2,773,618
Leisure Equipment & Products — 1.0%
Polaris Industries, Inc.	17,000	951,660
Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc. (a)	30,000	1,047,900
Media — 5.8%
CBS Corp., Class B	38,700	1,050,318
DIRECTV, Class A (a)	6,400	273,664
DISH Network Corp., Class A	39,600	1,127,808
Interpublic Group of Cos., Inc.	108,500	1,055,705
John Wiley & Sons, Inc., Class A	20,900	927,960
Time Warner Cable, Inc.	20,400	1,296,828

		5,732,283
Multiline Retail — 1.3%
Macy's, Inc.	8,100	260,658
Nordstrom, Inc.	21,700	1,078,707

		1,339,365
Oil, Gas & Consumable Fuels — 5.5%
Exxon Mobil Corp.	32,600	2,763,176
HollyFrontier Corp.	45,700	1,069,380
Marathon Oil Corp.	22,000	643,940
Murphy Oil Corp.	17,000	947,580

		5,424,076
Paper & Forest Products — 1.1%
International Paper Co.	37,100	1,098,160
Personal Products — 1.1%
Herbalife Ltd.	21,100	1,090,237
Pharmaceuticals — 5.5%
Abbott Laboratories	40,500	2,277,315
Bristol-Myers Squibb Co.	29,000	1,021,960
Eli Lilly & Co.	30,400	1,263,424
Warner Chilcott Plc, Class A (a)	59,000	892,670

		5,455,369
Semiconductors & Semiconductor Equipment — 10.2%
Altera Corp.	26,700	990,570
Applied Materials, Inc.	84,000	899,640

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment (concluded)
Avago Technologies Ltd.	35,400	$1,021,644
KLA-Tencor Corp.	22,200	1,071,150
LSI Corp. (a)	26,800	159,460
Marvell Technology Group Ltd. (a)	61,000	844,850
Maxim Integrated Products, Inc.	43,100	1,122,324
NVIDIA Corp. (a)	72,200	1,000,692
Novellus Systems, Inc. (a)	24,000	990,960
Teradyne, Inc. (a)	69,000	940,470
Xilinx, Inc.	35,000	1,122,100

		10,163,860
Software — 8.9%
Activision Blizzard, Inc.	76,500	942,480
Cadence Design Systems, Inc. (a)	98,000	1,019,200
Fortinet, Inc. (a)	45,300	987,993
Microsoft Corp.	150,800	3,914,768
Symantec Corp. (a)	74,800	1,170,620
TIBCO Software, Inc. (a)	31,400	750,774

		8,785,835
Specialty Retail — 5.6%
AutoZone, Inc. (a)	3,400	1,104,898
Bed Bath & Beyond, Inc. (a)	20,000	1,159,400
Limited Brands, Inc.	29,000	1,170,150
PetSmart, Inc.	20,800	1,066,832
Williams-Sonoma, Inc.	26,400	1,016,400

		5,517,680
Textiles, Apparel & Luxury Goods — 2.2%
Coach, Inc.	20,000	1,220,800
PVH Corp. (FKA Phillips-Van Heusen Corp.)	14,300	1,008,007

		2,228,807
Tobacco — 3.0%
Philip Morris International, Inc.	37,900	2,974,392
Wireless Telecommunication Services — 1.1%
MetroPCS Communications, Inc. (a)	126,300	1,096,284
Total Long-Term Investments (Cost — $92,756,499) — 100.0%		99,222,574

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.22% (c)(d)(e)	$859	858,926
Total Short-Term Securities (Cost — $858,926) — 0.9%		858,926
Total Investments (Cost — $93,615,425) — 100.9%		100,081,500
Liabilities in Excess of Other Assets — (0.9)%		(861,592)

Net Assets — 100.0%		$99,219,908

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$165
BlackRock Liquidity Series LLC, Money Market Series	—	$858,926	$858,926	$5,992

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund's perceived risk of investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Schedule of Investments (concluded)

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Fund's investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$99,222,574	—	—	$99,222,574
Short-Term Securities	—	$858,926	—	858,926

Total	$99,222,574	$858,926	—	$100,081,500

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $830,594) (cost—$92,756,499)	$99,222,574
Investments at value—affiliated (cost—$858,926)	858,926
Dividends receivable	98,396
Capital shares sold receivable	4,883
Securities lending income receivable—affiliated	2,419
Prepaid expenses	15,522

Total assets	100,202,720

Liabilities:
Collateral on securities loaned at value	858,926
Bank overdraft	2,373
Investment advisory fees payable	54,358
Capital shares redeemed payable	34,006
Distribution fees payable	1,776
Officer's and Directors’ fees payable	750
Other affiliates payable	266
Other accrued expenses payable	30,357

Total liabilities	982,812

Net Assets	$99,219,908

Net Assets Consist of:
Paid-in capital	$93,724,157
Undistributed net investment income	5,585
Accumulated net realized loss	(975,909)
Net unrealized appreciation/depreciation	6,466,075

Net Assets	$99,219,908

Net Asset Value:
Class I—Based on net assets of $90,542,937 and 8,235,793 shares outstanding, 100 million shares authorized, $0.10 par value	$10.99

Class III—Based on net assets of $8,676,971 and 791,842 shares outstanding, 100 million shares authorized, $0.10 par value	$10.96

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$1,739,611
Foreign taxes withheld	(21,124)
Dividends—affiliated	165
Securities lending—affiliated	5,992

Total income	1,724,644

Expenses:
Investment advisory	703,482
Professional	37,044
Accounting services	32,033
Officer and Directors	18,794
Distribution—Class III	18,791
Printing	17,101
Custodian	13,694
Transfer agent—Class I	4,663
Transfer agent—Class III	347
Miscellaneous	13,183

Total expenses	859,132
Less fees waived by advisor	(80)

Total expenses after fees waived	859,052

Net investment income	865,592

Realized and Unrealized Gain (Loss):
Net realized gain from investments	20,586,264
Net change in unrealized appreciation/depreciation on investments	(18,375,774)

Total realized and unrealized gain	2,210,490

Net Increase in Net Assets Resulting from Operations	$3,076,082

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$865,592	$1,034,689
Net realized gain	20,586,264	23,469,978
Net change in unrealized appreciation/depreciation	(18,375,774)	(5,326)

Net increase in net assets resulting from operations	3,076,082	24,499,341

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(822,232)	(1,000,216)
Class III	(59,176)	(23,009)
Net realized gain:
Class I	(213,071)	—
Class III	(20,460)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(1,114,939)	(1,023,225)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(12,058,108)	(77,212,419)

Net Assets:
Total decrease in net assets	(10,096,965)	(53,736,303)
Beginning of year	109,316,873	163,053,176

End of year	$99,219,908	$109,316,873

Undistributed net investment income	$5,585	$21,401

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$10.84	$9.45	$7.49	$12.71	$11.76

Net investment income[1]	0.09	0.07	0.05	0.05	0.03
Net realized and unrealized gain (loss)	0.19	1.38	1.96	(5.22)	0.96

Net increase (decrease) from investment operations	0.28	1.45	2.01	(5.17)	0.99

Dividends and distributions from:
Net investment income	(0.10)	(0.06)	(0.05)	(0.05)	(0.04)
Net realized gain	(0.03)	—	—	—	—

Total dividends and distributions	(0.13)	(0.06)	(0.05)	(0.05)	(0.04)

Net asset value, end of year	$10.99	$10.84	$9.45	$7.49	$12.71

Total Investment Return:[2]
Based on net asset value	2.55%	15.38%	26.81%	(40.70)%	8.39%

Ratios to Average Net Assets:
Total expenses	0.78%	0.75%	0.77%	0.79%	0.76%

Total expenses after fees waived	0.78%	0.75%	0.77%	0.79%	0.76%

Net investment income	0.81%	0.67%	0.63%	0.45%	0.28%

Supplemental Data:
Net assets, end of year (000)	$90,543	$103,607	$159,615	$111,216	$208,573

Portfolio turnover	106%	171%	167%	139%	86%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$10.81	$9.43	$7.47	$12.68	$11.74

Net investment income (loss)[1]	0.07	0.05	0.03	0.02	(0.00)	[2]
Net realized and unrealized gain (loss)	0.19	1.37	1.96	(5.21)	0.95

Net increase (decrease) from investment operations	0.26	1.42	1.99	(5.19)	0.95

Dividends and distributions from:
Net investment income	(0.08)	(0.04)	(0.03)	(0.02)	(0.01)
Net realized gain	(0.03)	—	—	—	—

Total dividends and distributions	(0.11)	(0.04)	(0.03)	(0.02)	(0.01)

Net asset value, end of year	$10.96	$10.81	$9.43	$7.47	$12.68

Total Investment Return:[3]
Based on net asset value	2.33%	15.10%	26.63%	(40.89)%	8.07%

Ratios to Average Net Assets:
Total expenses	1.03%	1.00%	1.02%	1.04%	1.01%

Total expenses after fees waived	1.03%	1.00%	1.02%	1.04%	1.01%

Net investment income (loss)	0.65%	0.48%	0.39%	0.23%	(0.01)%

Supplemental Data:
Net assets, end of year (000)	$8,677	$5,709	$3,438	$2,707	$3,597

Portfolio turnover	106%	171%	167%	139%	86%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Growth V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measure-

ments categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.65% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.65%
$1 billion-$3 billion	0.61%
$3 billion-$5 billion	0.59%
$5 billion-$10 billion	0.57%
Greater than $10 billion	0.55%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund's investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $1,285 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $2,399 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company's Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2011, were $121,498,238 and $201,693,922, respectively.

4.    Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$881,408	$1,023,225
Long-term capital gains	233,531	—

Total	$1,114,939	$1,023,225

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

Ordinary income	$5,585
Undistributed long-term capital gains	371,908
Net unrealized gains[1]	5,912,065
Qualified late-year losses[2]	(793,807)

Total	$5,495,751

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$94,169,435

Gross unrealized appreciation	$10,362,944
Gross unrealized depreciation	(4,450,879)

Net unrealized appreciation	$5,912,065

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of secu-

rities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2011, the Fund invested a significant portion of its assets in securities in the information technology and consumer discretionary sectors. Changes in economic conditions affecting the information technology and consumer discretionary sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	654,033	$7,370,239
Shares issued to shareholders in reinvestment of dividends and distributions	93,778	1,035,303
Shares redeemed	(2,067,555)	(23,568,686)

Net decrease	(1,319,744)	$(15,163,144)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	3,105,743	$30,244,063
Shares issued to shareholders in reinvestment of dividends	92,152	1,000,216
Shares redeemed	(10,530,661)	(110,079,553)

Net decrease	(7,332,766)	$(78,835,274)

Class III Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	571,569	$6,574,459
Shares issued to shareholders in reinvestment of dividends and distributions	7,232	79,636
Shares redeemed	(315,067)	(3,549,059)

Net increase	263,734	$3,105,036

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Class III Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	240,603	$2,368,537
Shares issued to shareholders in reinvestment of dividends	2,127	23,009
Shares redeemed	(79,281)	(768,691)

Net increase	163,449	$1,622,855

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Growth V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Growth V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2012

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

December 31, 2011

Annual Report

BlackRock Large Cap Value V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2011, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

—

The Fund’s positioning within utilities was the most prominent detractor from relative performance during the period. In particular, the Fund’s preference for the more economically sensitive independent power producers (“IPPs”) in lieu of traditional regulated utility companies had a negative impact as IPPs suffered when electricity rates fell due to plunging natural gas prices. Meanwhile, the regulated utility market saw margins increase amid falling borrowing costs, with stocks also benefiting from increased demand for dividend-paying stocks during the period. Stock selection in the industrials sector detracted from performance as well, most notably in the airline and machinery industries. Exposure to airlines hurt returns as higher jet fuel prices threatened profitability in this industry. Select machinery holdings lagged on concerns around softening global industrial production in the second half of the reporting period. In telecommunication services (“telecom”) the Fund’s preference for wireless carriers hampered relative results as this segment struggled in the second half of the year on a surprising uptick in the competitive environment and customer churn rates. At the same time, the Fund’s lack of exposure to large-cap integrated carriers hindered returns, as these companies generally exhibit stable earnings and cash flows and attractive dividend yields, which made them appealing to equity investors seeking relative stability in the volatile 12-month period.

—

Contributing positively to performance was the Fund’s substantial sector underweight in financials, especially diversified financial services and capital markets names. These industries underperformed as macroeconomic and regulatory uncertainties continued to plague the sector. In health care, stock selection and a considerable sector overweight aided results. Holdings in the health care providers & services industry had a positive impact as a combination of benign utilization trends and controlled pricing resulted in stellar earnings reports and a positive outlook for health maintenance organizations—a segment in which the Fund was overweight. Stock selection in biotechnology also enhanced returns owing largely to positive pipeline developments for select holdings.

Describe recent portfolio activity.

—

During the 12-month period, the Fund increased exposure to the health care, consumer staples, information technology (“IT”) and energy sectors, and reduced its weightings in telecom, utilities, consumer discretionary and financials.

Describe portfolio positioning at period end.

—

As of period end, the Fund continued to maintain a balance between domestic cyclical holdings and more dependable growth names. The Fund’s largest sector overweights relative to the Russell 1000® Value Index were in health care and IT. Financials remained the Fund’s most significant underweight, followed by utilities and telecom.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equity securities of large cap companies that Fund management believes are undervalued.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary as of December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years[5]	10 Years[5]
Class I Shares[4]	(9.10)%	(0.76)%	(3.92)%	4.62%
Class II Shares[4]	(9.22)	(0.89)	(4.07)	4.50	[6]
Class III Shares[4]	(9.29)	(1.09)	(4.25)[6]	4.32	[6]
Russell 1000® Value Index	(5.22)	0.39	(2.64)	3.89

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Fund Information as of December 31, 2011

Sector Allocations	Percent of Long-Term Investments
Health Care	22%
Financials	15
Information Technology	14
Consumer Staples	11
Industrials	10
Energy	9
Consumer Discretionary	9
Materials	5
Utilities	4
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$909.00	$4.28	$1,000.00	$1,020.71	$4.53	0.89%
Class II	$1,000.00	$907.80	$5.00	$1,000.00	$1,019.91	$5.30	1.04%
Class III	$1,000.00	$907.10	$5.48	$1,000.00	$1,019.41	$5.80	1.14%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.5%
General Dynamics Corp.	20,800	$1,381,328
L-3 Communications Holdings, Inc.	17,100	1,140,228
Lockheed Martin Corp.	14,000	1,132,600
Northrop Grumman Corp.	17,000	994,160

		4,648,316
Airlines — 1.0%
Southwest Airlines Co.	124,900	1,069,144
Beverages — 3.1%
Coca-Cola Enterprises, Inc.	41,000	1,056,980
Constellation Brands, Inc., Class A (a)(b)	54,100	1,118,247
Dr. Pepper Snapple Group, Inc.	25,800	1,018,584

		3,193,811
Biotechnology — 2.8%
Amgen, Inc.	30,000	1,926,300
Biogen Idec, Inc. (a)	8,700	957,435

		2,883,735
Chemicals — 1.1%
CF Industries Holdings, Inc.	7,800	1,130,844
Commercial Banks — 0.1%
KeyCorp	19,000	146,110
Communications Equipment — 1.3%
Motorola Solutions, Inc.	28,000	1,296,120
Computers & Peripherals — 4.1%
Dell, Inc. (a)	75,000	1,097,250
Lexmark International, Inc., Class A	32,000	1,058,240
Seagate Technology	57,000	934,800
Western Digital Corp. (a)	35,000	1,083,250

		4,173,540
Construction & Engineering — 1.0%
Chicago Bridge & Iron Co. NV	15,000	567,000
KBR, Inc.	16,000	445,920

		1,012,920
Consumer Finance — 2.5%
Capital One Financial Corp.	30,000	1,268,700
Discover Financial Services, Inc.	52,000	1,248,000

		2,516,700
Containers & Packaging — 0.7%
Sealed Air Corp.	41,300	710,773
Diversified Consumer Services — 0.2%
Service Corp. International	18,000	191,700
Diversified Financial Services — 1.1%
JPMorgan Chase & Co.	1,500	49,875
The NASDAQ OMX Group, Inc. (a)	43,000	1,053,930

		1,103,805
Diversified Telecommunication Services — 0.8%
AT&T, Inc.	26,000	786,240
Electronic Equipment, Instruments & Components — 1.5%
Jabil Circuit, Inc.	52,200	1,026,252
Vishay Intertechnology, Inc. (a)	56,000	503,440

		1,529,692
Food & Staples Retailing — 2.3%
The Kroger Co.	48,000	1,162,560
Safeway, Inc.	56,000	1,178,240

		2,340,800

Common Stocks	Shares	Value

Food Products — 2.3%
ConAgra Foods, Inc.	46,800	$1,235,520
Smithfield Foods, Inc. (a)(b)	44,000	1,068,320

		2,303,840
Health Care Providers & Services — 9.3%
AMERIGROUP Corp. (a)	1,000	59,080
Aetna, Inc.	30,000	1,265,700
Cardinal Health, Inc.	26,600	1,080,226
Cigna Corp.	27,500	1,155,000
Coventry Health Care, Inc. (a)	22,000	668,140
Humana, Inc.	14,500	1,270,345
McKesson Corp.	9,200	716,772
UnitedHealth Group, Inc.	37,600	1,905,568
WellPoint, Inc.	21,000	1,391,250

		9,512,081
Hotels, Restaurants & Leisure — 0.6%
International Game Technology	34,000	584,800
Household Products — 0.7%
The Procter & Gamble Co.	11,000	733,810
Independent Power Producers & Energy Traders — 3.2%
The AES Corp. (a)	99,000	1,172,160
Constellation Energy Group, Inc.	29,000	1,150,430
NRG Energy, Inc. (a)	50,000	906,000

		3,228,590
Industrial Conglomerates — 2.4%
General Electric Co.	55,000	985,050
Tyco International Ltd.	31,000	1,448,010

		2,433,060
Insurance — 10.1%
ACE Ltd.	12,000	841,440
Allied World Assurance Co. Holdings, AG.	3,000	188,790
American Financial Group, Inc.	31,400	1,158,346
American National Insurance Co.	2,000	146,060
Arch Capital Group Ltd. (a)	29,500	1,098,285
Assurant, Inc.	29,000	1,190,740
Berkshire Hathaway, Inc., Class B (a)	2,100	160,230
Protective Life Corp.	47,000	1,060,320
Reinsurance Group of America, Inc.	22,000	1,149,500
Torchmark Corp.	27,000	1,171,530
Unum Group	53,000	1,116,710
W.R. Berkley Corp.	32,000	1,100,480

		10,382,431
Internet & Catalog Retail — 1.1%
Expedia, Inc.	20,000	580,400
TripAdvisor, Inc. (a)	20,000	504,200

		1,084,600
IT Services — 0.2%
Total System Services, Inc.	9,900	193,644
Machinery — 0.9%
AGCO Corp. (a)	20,800	893,776
Media — 2.3%
CBS Corp., Class B	47,000	1,275,580
Gannett Co., Inc.	80,000	1,069,600

		2,345,180
Multi-Utilities — 1.2%
Ameren Corp.	37,000	1,225,810

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail — 0.8%
Dillard's, Inc., Class A	19,000	$852,720
Oil, Gas & Consumable Fuels — 9.3%
Chevron Corp.	12,000	1,276,800
ConocoPhillips	36,000	2,623,320
HollyFrontier Corp.	28,300	662,220
Marathon Oil Corp.	50,000	1,463,500
Murphy Oil Corp.	21,000	1,170,540
Tesoro Corp. (a)(b)	49,000	1,144,640
Valero Energy Corp.	58,000	1,220,900

		9,561,920
Paper & Forest Products — 3.3%
Domtar Corp.	13,000	1,039,480
International Paper Co.	41,100	1,216,560
MeadWestvaco Corp.	37,000	1,108,150

		3,364,190
Pharmaceuticals — 9.6%
Abbott Laboratories	21,000	1,180,830
Bristol-Myers Squibb Co.	56,400	1,987,536
Eli Lilly & Co.	35,500	1,475,380
Forest Laboratories, Inc. (a)	39,000	1,180,140
Johnson & Johnson	4,100	268,878
Pfizer, Inc.	173,600	3,756,704

		9,849,468
Semiconductors & Semiconductor Equipment — 4.7%
Applied Materials, Inc.	108,000	1,156,680
Fairchild Semiconductor International, Inc. (a)	44,000	529,760
KLA-Tencor Corp.	21,000	1,013,250
Novellus Systems, Inc. (a)	25,900	1,069,411
Teradyne, Inc. (a)(b)	74,000	1,008,620

		4,777,721
Software — 1.9%
Activision Blizzard, Inc.	89,600	1,103,872
Symantec Corp. (a)	56,000	876,400

		1,980,272
Specialty Retail — 4.2%
Best Buy Co., Inc.	34,000	794,580
Foot Locker, Inc.	43,000	1,025,120
GameStop Corp., Class A (a)(b)	45,000	1,085,850
Limited Brands, Inc.	23,600	952,260
Sally Beauty Holdings, Inc. (a)	23,000	485,990

		4,343,800
Thrifts & Mortgage Finance — 0.7%
Washington Federal, Inc.	54,000	755,460
Tobacco — 2.5%
Lorillard, Inc.	11,400	1,299,600
Philip Morris International, Inc.	16,400	1,287,072

		2,586,672
Wireless Telecommunication Services — 0.7%
MetroPCS Communications, Inc. (a)	77,000	668,360
Total Long-Term Investments (Cost — $93,154,947) — 100.1%		102,396,455

Short-Term Securities	Beneficial Interest (000)	Value

BlackRock Liquidity Series LLC, Money Market Series, 0.22% (c)(d)(e)	$4,571	$4,570,914
Total Short-Term Securities (Cost — $4,570,914) — 4.5%		4,570,914
Total Investments (Cost — $97,725,861) — 104.6%		106,967,369
Liabilities in Excess of Other Assets — (4.6)%		(4,668,103)

Net Assets — 100.0%		$102,299,266

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at December 31, 2011	Income
BlackRock Liquidity Funds, Temp Fund, Institu tional Class	—	—	—	$53
BlackRock Liquidity Series LLC, Money Market Series	—	$4,570,914	$4,570,914	$1,974

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Schedule of Investments (concluded)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$102,396,455	—	—	$102,396,455
Short-Term Securities	—	$4,570,914	—	4,570,914
Total	$102,396,455	$4,570,914	—	$106,967,369

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $4,433,725) (cost — $93,154,947)	$102,396,455
Investments at value—affiliated (cost—$4,570,914)	4,570,914
Dividends receivable	106,712
Capital shares sold receivable	974
Securities lending income receivable—affiliated	499
Dividends receivable—affiliated	5
Prepaid expenses	1,753

Total assets	107,077,312

Liabilities:
Collateral on securities loaned at value	4,570,914
Bank overdraft	45,577
Capital shares redeemed payable	71,541
Investment advisory fees payable	64,739
Distribution fees payable	545
Officer's and Directors' fees payable	523
Other affiliates payable	333
Other accrued expenses payable	23,874

Total liabilities	4,778,046

Net Assets	$102,299,266

Net Assets Consist of:
Paid-in capital	$104,184,446
Undistributed net investment income	92,046
Accumulated net realized loss	(11,218,734)
Net unrealized appreciation/depreciation	9,241,508

Net Assets	$102,299,266

Net Asset Value:
Class I—Based on net assets of $98,462,396 and 10,268,533 shares outstanding, 100 million shares authorized, $0.10 par value	$9.59

Class II—Based on net assets of $2,908,526 and 303,081 shares outstanding, 100 million shares authorized, $0.10 par value	$9.60

Class III—Based on net assets of $928,344 and 97,497 shares outstanding, 100 million shares authorized, $0.10 par value	$9.52

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$2,329,363
Foreign taxes withheld	(25,639)
Securities lending—affiliated	1,974
Dividends—affiliated	53

Total income	2,305,751

Expenses:
Investment advisory	863,145
Professional	47,268
Accounting services	32,804
Officer and Directors	18,385
Custodian	16,336
Printing	8,551
Distribution—Class II	3,770
Distribution—Class III	2,083
Transfer agent—Class I	5,028
Transfer agent—Class II	115
Transfer agent—Class III	38
Miscellaneous	16,199

Total expenses	1,013,722
Less fees waived by advisor	(33)

Total expenses after fees waived	1,013,689

Net investment income	1,292,062

Realized and Unrealized Gain (Loss):
Net realized gain from investments	7,544,914
Net change in unrealized appreciation/depreciation on investments	(9,063,854)

Total realized and unrealized loss	(1,518,940)

Net Decrease in Net Assets Resulting from Operations	$(226,878)

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$1,292,062	$1,475,510
Net realized gain	7,544,914	10,287,867
Net change in unrealized appreciation/depreciation	(9,063,854)	(2,604,369)

Net increase (decrease) in net assets resulting from operations	(226,878)	9,159,008

Dividends to Shareholders From:
Net investment income:
Class I	(1,427,939)	(1,451,659)
Class II	(36,497)	(25,124)
Class III	(11,071)	(5,799)

Decrease in net assets resulting from dividends to shareholders	(1,475,507)	(1,482,582)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(19,934,290)	(23,113,119)

Net Assets:
Total decrease in net assets	(21,636,675)	(15,436,693)
Beginning of year	123,935,941	139,372,634

End of year	$102,299,266	$123,935,941

Undistributed net investment income	$92,046	$275,491

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$9.80	$9.13	$8.11	$13.32	$14.98

Net investment income[1]	0.12	0.10	0.13	0.13	0.15
Net realized and unrealized gain (loss)	(0.19)	0.68	1.03	(5.09)	0.75

Net increase (decrease) from investment operations	(0.07)	0.78	1.16	(4.96)	0.90

Dividends and distributions from:
Net investment income	(0.14)	(0.11)	(0.14)	(0.09)	(0.16)
Net realized gain	—	—	—	(0.16)	(2.40)

Total dividends and distributions	(0.14)	(0.11)	(0.14)	(0.25)	(2.56)

Net asset value, end of year	$9.59	$9.80	$9.13	$8.11	$13.32

Total Investment Return:[2]
Based on net asset value	(0.76)%	8.61%	14.33%	(37.26)%	5.88%

Ratios to Average Net Assets:
Total expenses	0.88%	0.86%	0.89%	0.91%	0.86%

Total expenses after fees waived	0.88%	0.86%	0.89%	0.91%	0.86%

Net investment income	1.13%	1.08%	1.66%	1.17%	0.93%

Supplemental Data:
Net assets, end of year (000)	$98,462	$121,090	$137,262	$149,944	$203,634

Portfolio turnover	117%	161%	143%	117%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$9.81	$9.14	$8.12	$13.34	$14.98

Net investment income[1]	0.11	0.09	0.12	0.11	0.17
Net realized and unrealized gain (loss)	(0.19)	0.68	1.03	(5.10)	0.71

Net increase (decrease) from investment operations	(0.08)	0.77	1.15	(4.99)	0.88

Dividends and distributions from:
Net investment income	(0.13)	(0.10)	(0.13)	(0.07)	(0.12)
Net realized gain	—	—	—	(0.16)	(2.40)

Total dividends and distributions	(0.13)	(0.10)	(0.13)	(0.23)	(2.52)

Net asset value, end of year	$9.60	$9.81	$9.14	$8.12	$13.34

Total Investment Return:[2]
Based on net asset value	(0.89)%	8.47%	14.19%	(37.38)%	5.70%

Ratios to Average Net Assets:
Total expenses	1.03%	1.01%	1.05%	1.06%	0.99%

Total expenses after fees waived	1.03%	1.00%	1.05%	1.06%	0.99%

Net investment income	0.99%	0.96%	1.40%	0.98%	0.88%

Supplemental Data:
Net assets, end of year (000)	$2,909	$2,239	$1,899	$494	$3

Portfolio turnover	117%	161%	143%	117%	75%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,		Period January 27, 2009[1] to December 31, 2009		Year Ended December 31, 2007[2]
	2011	2010
Per Share Operating Performance:
Net asset value, beginning of period	$9.74	$9.07	$7.63		$14.97

Net investment income[3]	0.10	0.08	0.08		0.11
Net realized and unrealized gain (loss)	(0.20)	0.69	1.50		0.76

Net increase (decrease) from investment operations	(0.10)	0.77	1.58		0.87

Dividends and distributions from:
Net investment income	(0.12)	(0.10)	(0.14)		(0.12)
Net realized gain	—	—	—		(2.40)

Total dividends and distributions	(0.12)	(0.10)	(0.14)		(2.52)

Net asset value, end of period	$9.52	$9.74	$9.07		$13.32

Total Investment Return:[4]
Based on net asset value	(1.09)%	8.46%	20.67%	[5]	5.69%

Ratios to Average Net Assets:
Total expenses	1.13%	1.10%	1.15%	[6]	1.06%

Total expenses after fees waived	1.13%	1.10%	1.15%	[6]	1.06%

Net investment income	0.93%	0.85%	0.99%	[6]	0.73%

Supplemental Data:
Net assets, end of period (000)	$928	$607	$212		—	[2]

Portfolio turnover	117%	161%	143%		75%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the "Board"). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”)

issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.75% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.75%
$1 billion-$3 billion	0.71%
$3 billion-$5 billion	0.68%
$5 billion-$10 billion	0.65%
Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund's investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $1,176 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $676 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company's Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2011, were $135,636,936 and $155,976,399, respectively.

4.    Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$1,475,507	$1,482,582

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Ordinary income	$92,046
Capital loss carryforwards	(8,351,169)
Net unrealized gains[1]	7,483,848
Qualified late-year losses[2]	(1,109,905)

Total	$(1,885,180)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date as follows:

Expires December 31,
2017	$8,351,169

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$99,483,521

Gross unrealized appreciation	$11,103,405
Gross unrealized depreciation	(3,619,557)

Net unrealized appreciation	$7,483,848

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2011, the Fund invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	437,717	$4,347,274
Shares issued to shareholders in reinvestment of dividends	145,749	1,427,939
Shares redeemed	(2,666,920)	(26,777,480)

Net decrease	(2,083,454)	$(21,002,267)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	2,240,198	$21,242,908
Shares issued to shareholders in reinvestment of dividends	151,779	1,451,659
Shares redeemed	(5,074,313)	(46,308,095)

Net decrease	(2,682,336)	$(23,613,528)

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Class II Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	184,474	$1,756,600
Shares issued to shareholders in reinvestment of dividends	3,729	36,497
Shares redeemed	(113,297)	(1,086,185)

Net increase	74,906	$706,912

Class II Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	147,989	$1,364,457
Shares issued to shareholders in reinvestment of dividends	2,618	25,124
Shares redeemed	(130,170)	(1,241,502)

Net increase	20,437	$148,079

Class III Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	42,888	$435,538
Shares issued to shareholders in reinvestment of dividends	1,136	11,071
Shares redeemed	(8,826)	(85,544)

Net increase	35,198	$361,065

Class III Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	39,120	$353,232
Shares issued to shareholders in reinvestment of dividends	609	5,799
Shares redeemed	(751)	(6,701)

Net increase	38,978	$352,330

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Large Cap Value V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

December 31, 2011

Annual Report

BlackRock Money Market V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Money Market Overview for the 12-Month Period Ended December 31, 2011

Throughout the 12-month period ended December 31, 2011, the Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25%. In June 2011, the FOMC completed its program under which it purchased $600 billion of longer-term US Treasury securities for the purpose of keeping interest rates low. Following its August 9th meeting, the FOMC announced its intention to keep rates low through mid-2013. At its September 21st meeting, the FOMC noted that recent data indicates that economic growth remained slow and inflation had moderated since earlier in the year. Considering these conditions, the FOMC announced its intention to extend the average duration of the US Treasury security portfolio by purchasing an additional $400 billion of long-term Treasury bonds and selling an equal amount of short-term Treasury securities before the end of June 2012. Known as “Operation Twist,” this policy action is designed to put downward pressure on long-term interest rates and make overall conditions more accommodative for economic growth.

In Europe, the sovereign debt crisis escalated in mid-2011 as fiscal problems spread from the peripheral countries of Greece, Portugal and Ireland to the larger nations of Italy and Spain, and ultimately to the core European economies of France and Germany. To help support bank liquidity, the US Federal Reserve Bank lengthened the term of its US dollar liquidity swap facilities with the European Central Bank (“ECB”), the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012. Later in the period, the aforementioned central banks along with the Bank of Japan agreed to reduce the interest rate on loans made through US dollar liquidity swap lines by fifty basis points, thus making it less expensive for banks around the world to borrow US dollars.

In December, the ECB expanded its long-term refinancing operations (“LTRO”) by allowing Euro-zone banks to access loans with maturities of three years against a broader set of eligible collateral. In its first 3-year allotment, 523 banks borrowed €489 billion from the ECB. The second 3-year LTRO is scheduled for February 2012.

London Interbank Offered Rates (“LIBOR”) moved higher by as much as 0.35% during the 12-month period, due in large part to ongoing concerns about European sovereign debt risk. The slope of the LIBOR curve, as measured from one month to one year, steepened to 0.83% at the end of December, from 0.52% a year earlier.

In the short-term tax-exempt market, yields continued to trade at or near historic lows in the 12-month period ended December 31, 2011. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand obligations (as calculated by Municipal Market Data), averaged 0.18% for the period, four basis points lower than the previous 12 months. Longer dated 1-year note levels also moved lower falling by 12 basis points to finish 2011 in the 25 basis points range. The zero interest rate policy by the Federal Reserve and continued strong demand by non-traditional buyers, especially in the variable rate space, were important contributing factors to these lower yields.

Against this rate backdrop, municipal money funds continued to experience outflows in 2011 with total assets falling by 11.5% to $290 billion. Funds were conservative with respect to duration and maintained ample short-term liquidity that positioned weighted average maturities for much of the year in the 30- to 35-day range out of a maximum of 60 days.

The credit outlook for municipals improved in 2011 as tax receipts trended higher and state and local governments were proactive in addressing structural budget imbalances. While this resulted in significant progress with respect to deficit reduction it also contributed to a meaningful decrease in the amount of new issuance on the short end of the curve. For 2011, variable rate supply was down 20% while note issuance fell by 14% over the same period. This trend is expected to continue in 2012 as municipalities look to limit spending further in the face of diminishing stimulus from the federal government.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Fund Information as of December 31, 2011

Investment Objective

BlackRock Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Portfolio Composition	Percent of Net Assets
Commercial Paper	56%
US Government Sponsored Agency Obligations	16
US Treasury Obligations	13
Municipal Bonds	12
Repurchase Agreements	2
Corporate Notes	1

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011, and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value, July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$1.16	$1,000.00	$1,024.05	$1.17	0.23%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Commercial Paper	Par (000)	Value

Amsterdam Funding Corp.,
0.32%, 1/05/12 (a)	$3,000	$2,999,893
Charta LLC, 0.34%, 1/19/12 (a)	10,000	9,998,300
Ciesco LLC, 0.32%, 1/17/12 (a)	10,000	9,998,556
CRC Funding LLC, 0.32%, 1/19/12 (a)	7,000	6,998,880
Credit Suisse, NY, 0.39%, 1/05/12 (a)	5,000	4,999,783
Deutsche Bank Financial LLC (a):
0.42%, 1/03/12	8,000	7,999,813
0.44%, 1/10/12	3,000	2,999,670
Fairway Finance Co., LLC,
0.32%, 6/11/12 (b)	5,000	5,000,000
Grampian Funding LLC,
0.31%, 1/10/12 (a)	5,000	4,999,612
ING (U.S.) Funding LLC (a):
0.21%, 1/05/12	9,000	8,999,790
0.26%, 1/18/12	2,800	2,799,656
JPMorgan Chase & Co.,
0.31%, 3/16/12 (b)	1,500	1,500,000
Kells Funding LLC (b):
0.50%, 2/10/12	2,000	2,000,000
0.50%, 2/15/12	5,000	5,000,000
Mont Blanc Capital Corp., 0.36%, 1/06/12 (a)	8,000	7,999,600
National Australia Funding (Delaware), Inc.,
0.49%, 6/18/12 (a)	1,200	1,197,240
Nordea North America, Inc. (a):
0.25%, 1/03/12	5,000	4,999,931
0.36%, 1/19/12	3,000	2,999,452
0.37%, 1/23/12	1,575	1,574,644
RBS Holding USA, Inc. (a):
0.29%, 1/12/12	7,000	6,999,380
0.30%, 1/13/12	4,500	4,499,550
State Street Corp. (a):
0.25%, 3/02/12	7,000	6,997,035
0.25%, 3/08/12	5,000	4,997,674
Thames Asset Global Securitization No. 1, Inc., 0.32%, 1/06/12 (a)	6,000	5,999,733
UBS Finance (Delaware) LLC, 0.48%, 2/13/12 (a)	3,000	2,998,280
Victory Receivables Corp., 0.37%, 1/24/12 (a)	3,579	3,578,154
Total Commercial Paper — 55.7%		131,134,626

Corporate Notes
JPMorgan Chase Bank NA, 0.43%, 1/16/13 (b)	2,480	2,480,000
Total Corporate Notes — 1.1%		2,480,000

Municipal Bonds (c)	Par (000)	Value

California HFA, RB, VRDN, Home Mortgage, Series U, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.09%, 1/06/12	$2,100	$2,100,000
City of Charlotte North Carolina, COP, Refunding, VRDN, NASCAR, Series D (Bank of America NA LOC), 0.25%, 1/06/12	7,500	7,500,000
Maryland Community Development Administration, RB, VRDN, Residential Housing, Series J, AMT (State Street Bank & Trust Co. SBPA), 0.09%, 1/06/12	3,000	3,000,000
New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank LOC), 0.06%, 1/06/12	2,245	2,245,000
New York State HFA, RB, VRDN, Series A: 10 Barclay Street, (Fannie Mae), 0.09%, 1/06/12	5,000	5,000,000
Biltmore Tower Housing, AMT, (Fannie Mae), 0.09%, 1/06/12	3,000	3,000,000
Victory Housing Series 2001, AMT, (Freddie Mac), 0.09%, 1/06/12	5,000	5,000,000
Total Municipal Bonds — 11.8%		27,845,000

US Government Sponsored Agency Obligations
Fannie Mae Discount Notes (a):
0.15%, 6/14/12	2,500	2,498,281
0.16%, 8/01/12	3,000	2,997,160
0.11%, 9/10/12	547	546,577
Fannie Mae Variable Rate Notes (b):
0.28%, 7/26/12	2,500	2,499,717
0.31%, 9/17/12	1,000	999,856
0.31%, 12/20/12	1,000	999,804
Federal Home Loan Bank Discount Note, 0.10%, 5/23/12 (a)	2,499	2,498,057
Freddie Mac Variable Rate Note (b):
0.24%, 2/16/12	5,000	4,999,746
0.24%, 4/03/12	4,000	3,999,586
0.21%, 11/02/12	3,000	2,998,477
0.24%, 1/24/13	1,500	1,499,356
0.30%, 9/03/13	5,000	4,998,311
0.22%, 9/13/13	6,400	6,393,400
Total US Government Sponsored Agency Obligations — 16.1%		37,928,328

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMT	Alternative Minimum Tax (subject to)	LOC	Letter of Credit
COP	Certificates of Participation	RB	Revenue Bonds
Fannie Mae	Federal National Mortgage Association	SBPA	Stand-by Bond Purchase Agreement
Freddie Mac	Federal Home Loan Mortgage Corporation	VRDN	Variable Rate Demand Notes
HFA	Housing Finance Agency

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value

US Treasury Notes:
0.88%, 1/31/12	$7,500	$7,504,207
4.63%, 2/29/12	7,000	7,026,487
4.63%, 7/31/12	3,000	3,078,773
4.13%, 8/31/12	7,300	7,356,439
4.25%, 9/30/12	5,000	5,154,338
Total US Treasury Obligations — 12.8%		30,120,244

Repurchase Agreements
Deutsche Bank Securities, Inc., 0.05%, 1/03/12 (Purchased on 12/30/11 to be repurchased at $6,000,033 collateralized by Freddie Mac Medium Term Notes, 3.15% due 10/28/20, par and fair values of $6,077,000 and $6,120,177, respectively)	6,000	6,000,000
Total Repurchase Agreements — 2.5%		6,000,000
Total Investments (Cost — $235,508,198*) — 100.0%		235,508,198
Other Assets Less Liabilities — 0.0%		18,838

Net Assets — 100.0%		$235,527,036

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$235,508,198	—	$235,508,198

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (cost—$235,508,198)	$235,508,198
Cash	393
Capital shares sold receivable	294,270
Interest receivable	247,899
Prepaid expenses	3,409

Total assets	236,054,169

Liabilities:
Capital shares redeemed payable	445,042
Investment advisory fees payable	38,668
Other affiliates payable	600
Officer’s and Directors’ fees payable	456
Other accrued expenses payable	42,367

Total liabilities	527,133

Net Assets	$235,527,036

Net Assets Consist of:
Paid-in capital	$235,522,406
Undistributed net realized gain	4,630

Net Assets	$235,527,036

Net Asset Value:
Class I—Based on net assets of $235,527,036 and 235,526,337 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Interest	$553,373

Expenses:
Investment advisory	1,140,083
Accounting services	60,516
Professional	46,530
Officer and Directors	20,493
Printing	16,551
Custodian	13,355
Transfer agent	5,000
Registration	3,851
Miscellaneous	14,820

Total expenses	1,321,199
Less fees waived by advisor	(767,909)

Total expenses after fees waived	553,290

Net investment income	83

Realized Gain:
Net realized gain from investments	10,857

Net Increase in Net Assets Resulting from Operations	$10,940

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$83	$24
Net realized gain	10,857	4,293

Net increase in net assets resulting from operations	10,940	4,317

Dividends and Distributions to Shareholders From:
Net investment income	(83)	(24)
Net realized gain	(6,309)	(7,823)

Decrease in net assets resulting from dividends and distributions to shareholders	(6,392)	(7,847)

Capital Share Transactions:
Net proceeds from sale of shares	101,504,941	47,781,311
Reinvestment of dividends and distributions	6,089	7,805
Cost of shares redeemed	(102,776,394)	(118,479,581)

Net decrease in net assets derived from capital share transactions	(1,265,364)	(70,690,465)

Net Assets:
Total decrease in net assets	(1,260,816)	(70,693,995)
Beginning of year	236,787,852	307,481,847

End of year	$235,527,036	$236,787,852

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000	0.0000	0.0014	0.0249	0.0476
Net realized and unrealized gain	0.0000	—	0.0001	0.0001	0.0002

Net increase from investment operations	0.0000	0.0000	0.0015	0.0250	0.0478

Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0014)	(0.0249)	(0.0476)
Net realized gain	(0.0000)	—	(0.0001)	—	—

Total dividends and distributions	(0.0000)	(0.0000)	(0.0015)	(0.0249)	(0.0476)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:[1]
Total investment return	0.00%	0.00%	0.16%	2.53%	4.86%

Ratios to Average Net Assets:
Total expenses	0.58%	0.58%	0.62%	0.60%	0.58%

Total expenses after fees waived	0.24%	0.30%	0.48%	0.60%	0.58%

Net investment income	0.00%	0.00%	0.15%	2.52%	4.76%

Supplemental Data:
Net assets, end of year (000)	$235,527	$236,788	$307,482	$288,032	$307,056

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Notes to Financial Statements

1.    Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Money Market V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the "Board"). The Fund's investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts and premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements:    The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund's custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions:    Dividends from net investment income are declared daily and paid monthly. Distributions of realized gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage the Fund's average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.500%
$1 billion — $2 billion	0.450%
$2 billion — $3 billion	0.400%
$3 billion — $4 billion	0.375%
$4 billion — $7 billion	0.350%
$7 billion — $10 billion	0.325%
$10 billion — $15 billion	0.300%
Greater than $15 billion	0.290%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management Company (“BIMC”), an affiliate of the Manager. The Manager pays BIMC, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2011, the sub-advisory agreement was terminated.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets to 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive a portion of the advisory fees to enable the Fund to maintain a minimum daily net investment income dividend. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $2,252 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.    Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$6,392	$7,847

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$4,630

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

4.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Assets and Liabilities, less any collateral held by the Fund.

5.    Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

6.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

December 31, 2011

Annual Report

BlackRock S&P 500 Index V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500® Index.

Portfolio Management Commentary

How did the Fund perform?

—

For the 12 months ended December 31, 2011, the Fund’s Class I and Class II Shares returned 1.70% and 1.58%, respectively, while the benchmark S&P 500® Index returned 2.11% for the same period. The S&P 500® Index is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

—	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

—

Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. But equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors were gradually increasing their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. In the United States, a prolonged debt ceiling debate ultimately led to Standard & Poor’s decision to downgrade the US government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

—

US stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliber-

ation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the US budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

—

For the year, US stocks outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, utilities (+19.91%) led the index for 2011. The defensive consumer staples sector (+13.99%) performed well amid high volatility, as did health care stocks (+12.73%), which benefited from increased merger and acquisition activity during the year. Battered by the world’s debt problems, financials (-17.06%) saw the largest losses. The more cyclical materials (-9.75%) and industrials (-0.59%) sectors also declined amid heightened uncertainty about the global economy.

Describe recent portfolio activity.

—

During the 12-month period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

—	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of the S&P 500® Index and in derivative financial instruments linked to the S&P 500® Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary as of December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years[5]	10 Years[5]
Class I Shares[4]	(3.86)%	1.70%	(0.53)%	2.59%
Class II Shares[4]	(3.94)	1.58	(0.78)	2.42	[6]
S&P 500® Index	(3.69)	2.11	(0.25)	2.92

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Fund Information as of December 31, 2011

Sector Allocations	Percent of Long-Term Investments
Information Technology	19%
Financials	13
Energy	12
Health Care	12
Consumer Staples	12
Consumer Discretionary	11
Industrials	11
Utilities	4
Materials	3
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$961.40	$2.18	$1,000.00	$1,022.97	$2.24	0.44%
Class II	$1,000.00	$960.60	$2.97	$1,000.00	$1,022.19	$3.06	0.60%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.6%
The Boeing Co.	9,604	$704,453
General Dynamics Corp.	4,583	304,357
Goodrich Corp.	1,613	199,528
Honeywell International, Inc.	9,974	542,087
L-3 Communications Holdings, Inc.	1,269	84,617
Lockheed Martin Corp.	3,449	279,024
Northrop Grumman Corp.	3,404	199,066
Precision Castparts Corp.	1,858	306,180
Raytheon Co.	4,444	215,001
Rockwell Collins, Inc.	1,930	106,864
Textron, Inc.	3,640	67,304
United Technologies Corp.	11,722	856,761

		3,865,242
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	2,138	149,190
Expeditors of International Washington, Inc.	2,754	112,804
FedEx Corp.	4,090	341,556
United Parcel Service, Inc., Class B	12,497	914,655

		1,518,205
Airlines — 0.1%
Southwest Airlines Co.	9,893	84,684
Auto Components — 0.3%
BorgWarner, Inc. (a)	1,396	88,981
The Goodyear Tire & Rubber Co. (a)	3,059	43,346
Johnson Controls, Inc.	8,846	276,526

		408,853
Automobiles — 0.4%
Ford Motor Co.	49,274	530,188
Harley-Davidson, Inc.	3,040	118,165

		648,353
Beverages — 2.7%
Beam, Inc. (FKA Fortune Brands, Inc.)	1,982	101,538
Brown-Forman Corp., Class B	1,322	106,434
The Coca-Cola Co.	29,388	2,056,278
Coca-Cola Enterprises, Inc.	3,978	102,553
Constellation Brands, Inc., Class A (a)	2,178	45,019
Dr. Pepper Snapple Group, Inc.	2,774	109,518
Molson Coors Brewing Co., Class B	2,002	87,167
PepsiCo, Inc.	20,236	1,342,659

		3,951,166
Biotechnology — 1.2%
Amgen, Inc.	10,260	658,795
Biogen Idec, Inc. (a)	3,129	344,346
Celgene Corp. (a)(b)	5,762	389,511
Gilead Sciences, Inc. (a)	9,748	398,986

		1,791,638
Building Products — 0.0%
Masco Corp.	4,740	49,675
Capital Markets — 1.8%
Ameriprise Financial, Inc.	2,894	143,658
The Bank of New York Mellon Corp.	15,603	310,656
BlackRock, Inc. (c)	1,290	229,930
The Charles Schwab Corp.	14,086	158,608

Common Stocks	Shares	Value

Capital Markets (concluded)
E*Trade Financial Corp. (a)	3,384	$26,937
Federated Investors, Inc., Class B	1,270	19,240
Franklin Resources, Inc.	1,881	180,689
The Goldman Sachs Group, Inc.	6,380	576,943
Invesco Ltd.	5,905	118,631
Legg Mason, Inc.	1,633	39,274
Morgan Stanley	19,283	291,752
Northern Trust Corp.	3,152	125,008
State Street Corp.	6,325	254,961
T. Rowe Price Group, Inc.	3,266	185,999

		2,662,286
Chemicals — 2.2%
Air Products & Chemicals, Inc.	2,704	230,354
Airgas, Inc.	866	67,617
CF Industries Holdings, Inc.	847	122,798
The Dow Chemical Co.	15,336	441,063
E.I. du Pont de Nemours & Co.	11,913	545,377
Eastman Chemical Co.	1,766	68,980
Ecolab, Inc.	3,860	223,146
FMC Corp.	893	76,834
International Flavors & Fragrances, Inc.	1,052	55,146
Monsanto Co.	6,936	486,005
The Mosaic Co.	3,823	192,794
PPG Industries, Inc.	1,979	165,227
Praxair, Inc.	3,862	412,848
The Sherwin-Williams Co.	1,097	97,929
Sigma-Aldrich Corp.	1,534	95,814

		3,281,932
Commercial Banks — 2.6%
BB&T Corp.	9,016	226,933
Comerica, Inc.	2,533	65,351
Fifth Third Bancorp	11,946	151,953
First Horizon National Corp.	3,548	28,384
Huntington Bancshares, Inc.	11,367	62,405
KeyCorp	12,227	94,026
M&T Bank Corp.	1,611	122,984
The PNC Financial Services Group, Inc. (a)(c)	6,828	393,771
Regions Financial Corp.	16,023	68,899
SunTrust Banks, Inc.	7,029	124,413
U.S. Bancorp	24,665	667,188
Wells Fargo & Co.	68,132	1,877,718
Zions Bancorporation	2,294	37,346

		3,921,371
Commercial Services & Supplies — 0.4%
Avery Dennison Corp.	1,310	37,571
Cintas Corp.	1,445	50,300
Iron Mountain, Inc.	2,448	75,398
Pitney Bowes, Inc.	2,642	48,983
R.R. Donnelley & Sons Co.	2,415	34,848
Republic Services, Inc., Class A	4,070	112,129
Stericycle, Inc. (a)	1,104	86,024
Waste Management, Inc.	5,908	193,251

		638,504

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

FKA	Formerly Known As

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Communications Equipment — 2.1%
Cisco Systems, Inc.	69,588	$1,258,151
F5 Networks, Inc. (a)(b)	1,014	107,606
Harris Corp.	1,510	54,420
JDS Uniphase Corp. (a)	3,032	31,654
Juniper Networks, Inc. (a)	6,782	138,421
Motorola Mobility Holdings, Inc. (a)	3,396	131,765
Motorola Solutions, Inc.	3,735	172,893
QUALCOMM, Inc.	21,708	1,187,427

		3,082,337
Computers & Peripherals — 4.6%
Apple, Inc. (a)	12,014	4,865,670
Dell, Inc. (a)	19,651	287,494
EMC Corp. (a)	26,313	566,782
Hewlett-Packard Co.	25,745	663,191
Lexmark International, Inc., Class A	885	29,267
NetApp, Inc. (a)	4,599	166,806
SanDisk Corp. (a)	3,084	151,764
Western Digital Corp. (a)	3,042	94,150

		6,825,124
Construction & Engineering — 0.2%
Fluor Corp.	2,210	111,052
Jacobs Engineering Group, Inc. (a)	1,651	66,998
Quanta Services, Inc. (a)	2,651	57,103

		235,153
Construction Materials — 0.0%
Vulcan Materials Co.	1,701	66,934
Consumer Finance — 0.8%
American Express Co.	13,095	617,691
Capital One Financial Corp.	5,975	252,683
Discover Financial Services, Inc.	7,166	171,984
SLM Corp.	6,622	88,735

		1,131,093
Containers & Packaging — 0.1%
Ball Corp.	2,087	74,527
Bemis Co.	1,380	41,510
Owens-Illinois, Inc. (a)	2,168	42,016
Sealed Air Corp.	2,133	36,709

		194,762
Distributors — 0.1%
Genuine Parts Co.	1,988	121,666
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)(b)	1,475	79,458
DeVry, Inc.	788	30,307
H&R Block, Inc.	3,695	60,339

		170,104
Diversified Financial Services — 2.7%
Bank of America Corp.	131,324	730,161
CME Group, Inc.	864	210,531
Citigroup, Inc.	37,749	993,176
IntercontinentalExchange, Inc. (a)	927	111,750
JPMorgan Chase & Co.	49,175	1,635,069
Leucadia National Corp.	2,625	59,693
Moody’s Corp.	2,483	83,627
The NASDAQ OMX Group, Inc. (a)	1,708	41,863
NYSE Euronext	3,376	88,114

		3,953,984

Common Stocks	Shares	Value

Diversified Telecommunication Services — 2.9%
AT&T, Inc.	76,574	$2,315,598
CenturyLink, Inc.	7,958	296,037
Frontier Communications Corp.	12,978	66,837
Verizon Communications, Inc.	36,569	1,467,148
Windstream Corp.	7,661	89,940

		4,235,560
Electric Utilities — 2.1%
American Electric Power Co., Inc.	6,231	257,403
Duke Energy Corp.	17,286	380,292
Edison International	4,249	175,909
Entergy Corp.	2,297	167,796
Exelon Corp.	8,598	372,895
FirstEnergy Corp.	5,403	239,353
NextEra Energy, Inc.	5,488	334,109
Northeast Utilities, Inc.	2,251	81,194
PPL Corp.	7,470	219,767
Pepco Holdings, Inc.	2,981	60,514
Pinnacle West Capital Corp.	1,414	68,126
Progress Energy, Inc.	3,840	215,117
The Southern Co.	11,113	514,421

		3,086,896
Electrical Equipment — 0.5%
Cooper Industries Plc	2,017	109,220
Emerson Electric Co.	9,535	444,236
Rockwell Automation, Inc.	1,816	133,240
Roper Industries, Inc.	1,264	109,804

		796,500
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	2,152	97,679
Corning, Inc.	20,428	265,156
Flir Systems, Inc.	1,960	49,137
Jabil Circuit, Inc.	2,373	46,653
Molex, Inc.	1,788	42,662
TE Connectivity Ltd.	5,441	167,637

		668,924
Energy Equipment & Services — 2.0%
Baker Hughes, Inc.	5,626	273,649
Cameron International Corp. (a)	3,200	157,408
Diamond Offshore Drilling, Inc.	878	48,518
FMC Technologies, Inc. (a)	3,051	159,354
Halliburton Co.	11,943	412,153
Helmerich & Payne, Inc.	1,377	80,362
Nabors Industries Ltd. (a)	3,804	65,961
National Oilwell Varco, Inc.	5,463	371,429
Noble Corp. (a)	3,282	99,182
Rowan Cos., Inc. (a)	1,606	48,710
Schlumberger Ltd.	17,374	1,186,818

		2,903,544
Food & Staples Retailing — 2.4%
CVS Caremark Corp.	16,868	687,877
Costco Wholesale Corp.	5,586	465,426
The Kroger Co.	7,710	186,736
SUPERVALU, Inc.	2,944	23,905
Safeway, Inc.	4,418	92,955
SYSCO Corp.	7,676	225,137
Wal-Mart Stores, Inc.	22,604	1,350,815
Walgreen Co.	11,456	378,735
Whole Foods Market, Inc.	2,084	145,005

		3,556,591

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Food Products — 1.9%
Archer-Daniels-Midland Co.	8,585	$245,531
Campbell Soup Co.	2,362	78,513
ConAgra Foods, Inc.	5,384	142,138
Dean Foods Co. (a)	2,330	26,096
General Mills, Inc.	8,310	335,807
H.J. Heinz Co.	4,150	224,266
The Hershey Co.	1,955	120,780
Hormel Foods Corp.	1,795	52,575
The J.M. Smucker Co.	1,490	116,473
Kellogg Co.	3,182	160,914
Kraft Foods, Inc.	22,805	851,995
McCormick & Co., Inc.	1,729	87,176
Mead Johnson Nutrition Co.	2,651	182,203
Sara Lee Corp.	7,715	145,968
Tyson Foods, Inc., Class A	3,726	76,905

		2,847,340
Gas Utilities — 0.1%
AGL Resources, Inc.	1,493	63,094
Oneok, Inc.	1,346	116,685

		179,779
Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	7,303	361,352
Becton Dickinson & Co.	2,759	206,152
Boston Scientific Corp. (a)	18,880	100,819
C.R. Bard, Inc.	1,100	94,050
CareFusion Corp. (a)	2,963	75,290
Covidien Plc	6,205	279,287
Dentsply International, Inc.	1,856	64,941
Edwards Lifesciences Corp. (a)	1,495	105,697
Intuitive Surgical, Inc. (a)	507	234,746
Medtronic, Inc.	13,666	522,725
St. Jude Medical, Inc.	4,083	140,047
Stryker Corp.	4,175	207,539
Varian Medical Systems, Inc. (a)	1,433	96,197
Zimmer Holdings, Inc.	2,287	122,172

		2,611,014
Health Care Providers & Services — 2.1%
Aetna, Inc.	4,648	196,099
AmerisourceBergen Corp.	3,301	122,764
Cardinal Health, Inc.	4,502	182,826
Cigna Corp.	3,658	153,636
Coventry Health Care, Inc. (a)	1,866	56,670
DaVita, Inc. (a)	1,207	91,503
Express Scripts, Inc. (a)	6,322	282,530
Humana, Inc.	2,097	183,718
Laboratory Corp. of America Holdings (a)	1,264	108,666
McKesson Corp.	3,193	248,767
Medco Health Solutions, Inc. (a)	5,031	281,233
Patterson Cos., Inc.	1,248	36,841
Quest Diagnostics, Inc.	2,061	119,662
Tenet Healthcare Corp. (a)	5,773	29,616
UnitedHealth Group, Inc.	13,794	699,080
WellPoint, Inc.	4,520	299,450

		3,093,061
Health Care Technology — 0.1%
Cerner Corp. (a)	1,887	115,579
Hotels, Restaurants & Leisure — 2.0%
Carnival Corp.	5,808	189,573
Chipotle Mexican Grill, Inc. (a)	407	137,460
Darden Restaurants, Inc.	1,716	78,215

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure (concluded)
International Game Technology	3,805	$65,446
Marriott International, Inc., Class A	3,417	99,674
McDonald’s Corp.	13,236	1,327,968
Starbucks Corp.	9,670	444,917
Starwood Hotels & Resorts Worldwide, Inc.	2,516	120,692
Wyndham Worldwide Corp.	1,932	73,088
Wynn Resorts Ltd.	1,025	113,252
Yum! Brands, Inc.	5,962	351,818

		3,002,103
Household Durables — 0.3%
D.R. Horton, Inc.	3,717	46,871
Harman International Industries, Inc.	946	35,986
Leggett & Platt, Inc.	1,753	40,389
Lennar Corp., Class A	2,157	42,385
Newell Rubbermaid, Inc.	3,838	61,984
Pulte Group, Inc. (a)	4,260	26,881
Stanley Black & Decker, Inc.	2,186	147,773
Whirlpool Corp.	1,006	47,735

		450,004
Household Products — 2.3%
The Clorox Co.	1,727	114,949
Colgate-Palmolive Co.	6,259	578,269
Kimberly-Clark Corp.	5,103	375,377
The Procter & Gamble Co.	35,553	2,371,740

		3,440,335
Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	8,311	98,402
Constellation Energy Group, Inc.	2,622	104,015
NRG Energy, Inc. (a)	3,050	55,266

		257,683
Industrial Conglomerates — 2.3%
3M Co.	9,044	739,166
General Electric Co.	136,420	2,443,282
Tyco International Ltd.	5,974	279,046

		3,461,494
Insurance — 3.5%
ACE Ltd.	4,376	306,845
Aflac, Inc.	6,069	262,545
The Allstate Corp.	6,580	180,358
American International Group, Inc. (a)	5,710	132,472
Aon Corp.	4,209	196,981
Assurant, Inc.	1,155	47,424
Berkshire Hathaway, Inc., Class B (a)	22,713	1,733,002
Chubb Corp.	3,616	250,300
Cincinnati Financial Corp.	2,048	62,382
Genworth Financial, Inc., Class A (a)	6,149	40,276
Hartford Financial Services Group, Inc.	5,774	93,828
Lincoln National Corp.	3,885	75,447
Loews Corp.	3,910	147,211
Marsh & McLennan Cos., Inc.	6,989	220,992
MetLife, Inc.	13,721	427,821
Principal Financial Group, Inc.	3,885	95,571
The Progressive Corp.	7,897	154,070
Prudential Financial, Inc.	6,132	307,336
Torchmark Corp.	1,285	55,756
The Travelers Cos., Inc.	5,312	314,311
Unum Group	3,710	78,170
XL Group Plc	4,072	80,503

		5,263,601

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)	4,697	$813,051
Expedia, Inc.	1,227	35,607
Netflix, Inc. (a)	735	50,928
TripAdvisor, Inc. (a)	1,227	30,933
Priceline.com, Inc. (a)	641	299,802

		1,230,321
Internet Software & Services — 2.0%
Akamai Technologies, Inc. (a)	2,306	74,438
eBay, Inc. (a)	14,902	451,978
Google, Inc., Class A (a)	3,265	2,108,863
VeriSign, Inc.	2,014	71,940
Yahoo! Inc. (a)	16,123	260,064

		2,967,283
IT Services — 3.9%
Accenture Plc	8,312	442,448
Automatic Data Processing, Inc.	6,346	342,747
Cognizant Technology Solutions Corp. (a)	3,885	249,844
Computer Sciences Corp.	2,022	47,921
Fidelity National Information Services, Inc.	3,130	83,227
Fiserv, Inc. (a)	1,819	106,848
International Business Machines Corp.	15,246	2,803,435
MasterCard, Inc., Class A	1,381	514,864
Paychex, Inc.	4,192	126,221
SAIC, Inc. (a)	3,615	44,428
Teradata Corp. (a)	2,188	106,140
Total System Services, Inc.	2,026	39,629
Visa, Inc., Class A	6,590	669,083
The Western Union Co.	8,025	146,537

		5,723,372
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	1,459	46,528
Mattel, Inc.	4,382	121,644

		168,172
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc. (a)	4,497	157,080
Life Technologies Corp. (a)	2,267	88,209
PerkinElmer, Inc.	1,473	29,460
Thermo Fisher Scientific, Inc. (a)	4,901	220,398
Waters Corp. (a)	1,159	85,824

		580,971
Machinery — 2.1%
Caterpillar, Inc.	8,368	758,141
Cummins, Inc.	2,477	218,025
Danaher Corp.	7,391	347,673
Deere & Co.	5,367	415,137
Dover Corp.	2,387	138,565
Eaton Corp.	4,347	189,225
Flowserve Corp.	733	72,802
Illinois Tool Works, Inc.	6,217	290,396
Ingersoll-Rand Plc	3,990	121,575
Joy Global, Inc.	1,355	101,584
PACCAR, Inc.	4,657	174,498
Pall Corp.	1,464	83,668
Parker Hannifin Corp.	1,972	150,365
Snap-On, Inc.	757	38,319
Xylem, Inc.	2,411	61,939

		3,161,912
Media — 3.1%
CBS Corp., Class B	8,405	228,112

Common Stocks	Shares	Value

Media (concluded)
Cablevision Systems Corp., Class A	2,812	$39,987
Comcast Corp., Class A	35,248	835,730
DIRECTV, Class A (a)	9,154	391,425
Discovery Communications, Inc., Class A (a)	3,382	138,561
Gannett Co., Inc.	2,971	39,722
Interpublic Group of Cos., Inc.	5,969	58,078
The McGraw-Hill Cos., Inc.	3,760	169,087
News Corp., Class A	28,437	507,316
Omnicom Group, Inc.	3,533	157,501
Scripps Networks Interactive	1,223	51,880
Time Warner Cable, Inc.	4,104	260,891
Time Warner, Inc.	12,983	469,206
Viacom, Inc., Class B	7,173	325,726
Walt Disney Co.	23,269	872,587
The Washington Post Co., Class B	60	22,609

		4,568,418
Metals & Mining — 0.9%
Alcoa, Inc.	13,772	119,128
Allegheny Technologies, Inc.	1,358	64,912
Cliffs Natural Resources, Inc.	1,826	113,851
Freeport-McMoRan Copper & Gold, Inc., Class B	12,294	452,296
Newmont Mining Corp.	6,420	385,264
Nucor Corp.	4,131	163,464
Titanium Metals Corp.	983	14,725
United States Steel Corp.	1,897	50,195

		1,363,835
Multi-Utilities — 1.5%
Ameren Corp.	3,151	104,393
CMS Energy Corp.	3,327	73,460
CenterPoint Energy, Inc.	5,539	111,279
Consolidated Edison, Inc.	3,779	234,411
DTE Energy Co.	2,177	118,538
Dominion Resources, Inc.	7,383	391,890
Integrys Energy Group, Inc.	1,029	55,751
NiSource, Inc.	3,699	88,073
PG&E Corp.	5,284	217,807
Public Service Enterprise Group, Inc.	6,539	215,852
SCANA Corp.	1,482	66,779
Sempra Energy	3,126	171,930
TECO Energy, Inc.	2,846	54,472
Wisconsin Energy Corp.	2,947	103,027
Xcel Energy, Inc.	6,325	174,823

		2,182,485
Multiline Retail — 0.8%
Big Lots, Inc. (a)(b)	886	33,455
Dollar Tree, Inc. (a)(b)	1,522	126,493
Family Dollar Stores, Inc.	1,518	87,528
JCPenney Co., Inc.	1,887	66,328
Kohl’s Corp.	3,305	163,102
Macy’s, Inc.	5,433	174,834
Nordstrom, Inc.	2,118	105,286
Sears Holdings Corp. (a)(b)	471	14,968
Target Corp.	8,700	445,614

		1,217,608
Office Electronics — 0.1%
Xerox Corp.	17,933	142,747
Oil, Gas & Consumable Fuels — 10.2%
Alpha Natural Resources, Inc. (a)	2,771	56,612
Anadarko Petroleum Corp.	6,457	492,863
Apache Corp.	4,982	451,270

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Cabot Oil & Gas Corp.	1,361	$103,300
Chesapeake Energy Corp.	8,532	190,178
Chevron Corp.	25,763	2,741,183
ConocoPhillips	17,188	1,252,490
Consol Energy, Inc.	2,971	109,036
Denbury Resources, Inc. (a)(b)	5,074	76,617
Devon Energy Corp.	5,245	325,190
EOG Resources, Inc.	3,491	343,898
EQT Corp.	1,914	104,868
El Paso Corp.	9,929	263,813
Exxon Mobil Corp.	61,993	5,254,527
Hess Corp.	3,867	219,646
Marathon Oil Corp.	9,118	266,884
Marathon Petroleum Corp.	4,653	154,898
Murphy Oil Corp.	2,512	140,019
Newfield Exploration Co. (a)	1,750	66,027
Noble Energy, Inc.	2,260	213,321
Occidental Petroleum Corp.	10,512	984,974
Peabody Energy Corp.	3,507	116,117
Pioneer Natural Resources Co.	1,579	141,289
QEP Resources, Inc.	2,338	68,503
Range Resources Corp.	1,999	123,818
Southwestern Energy Co. (a)	4,533	144,784
Spectra Energy Corp.	8,457	260,053
Sunoco, Inc.	1,344	55,131
Tesoro Corp. (a)(b)	1,896	44,291
Valero Energy Corp.	7,304	153,749
Williams Cos., Inc.	7,611	251,315

		15,170,664
Paper & Forest Products — 0.2%
International Paper Co.	5,666	167,714
MeadWestvaco Corp.	2,258	67,627

		235,341
Personal Products — 0.2%
Avon Products, Inc.	5,653	98,758
The Estée Lauder Cos., Inc., Class A	1,438	161,516

		260,274
Pharmaceuticals — 6.2%
Abbott Laboratories	20,116	1,131,123
Allergan, Inc.	3,927	344,555
Bristol-Myers Squibb Co.	21,868	770,628
Eli Lilly & Co.	13,208	548,924
Forest Laboratories, Inc. (a)	3,484	105,426
Hospira, Inc. (a)	2,083	63,261
Johnson & Johnson	35,288	2,314,187
Merck & Co., Inc.	39,449	1,487,227
Mylan, Inc. (a)	5,585	119,854
Perrigo Co.	1,191	115,884
Pfizer, Inc.	99,459	2,152,293
Watson Pharmaceuticals, Inc. (a)	1,667	100,587

		9,253,949
Professional Services — 0.1%
Dun & Bradstreet Corp.	610	45,646
Equifax, Inc.	1,528	59,195
Robert Half International, Inc.	1,795	51,086

		155,927
Real Estate Investment Trusts (REITs) — 1.8%
Apartment Investment & Management Co., Class A	1,604	36,748
AvalonBay Communities, Inc.	1,239	161,813
Boston Properties, Inc.	1,897	188,941

Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) (concluded)
Equity Residential	3,822	$217,969
HCP, Inc.	5,268	218,253
Health Care REIT, Inc.	2,426	132,290
Host Marriott Corp.	9,191	135,751
Kimco Realty Corp.	5,353	86,933
Plum Creek Timber Co., Inc. (b)	2,115	77,324
ProLogis	5,898	168,624
Public Storage	1,846	248,213
Simon Property Group, Inc.	3,810	491,262
Ventas, Inc.	3,725	205,359
Vornado Realty Trust	2,405	184,848
Weyerhaeuser Co.	7,022	131,101

		2,685,429
Real Estate Management & Development — 0.0%
CBRE Group, Inc. (FKA CB Richard Ellis Group, Inc.) (a)	4,183	63,665
Road & Rail — 0.9%
CSX Corp.	13,646	287,385
Norfolk Southern Corp.	4,366	318,107
Ryder System, Inc.	653	34,700
Union Pacific Corp.	6,232	660,218

		1,300,410
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc. (a)	7,651	41,315
Altera Corp.	4,107	152,370
Analog Devices, Inc.	3,824	136,823
Applied Materials, Inc.	16,744	179,328
Broadcom Corp., Class A	6,322	185,614
First Solar, Inc. (a)	768	25,928
Intel Corp.	65,899	1,598,051
KLA-Tencor Corp.	2,153	103,882
LSI Corp. (a)	7,347	43,715
Linear Technology Corp.	2,994	89,910
Microchip Technology, Inc.	2,513	92,051
Micron Technology, Inc. (a)(b)	12,734	80,097
Novellus Systems, Inc. (a)	895	36,954
NVIDIA Corp. (a)	7,845	108,732
Teradyne, Inc. (a)(b)	2,281	31,090
Texas Instruments, Inc.	14,724	428,615
Xilinx, Inc.	3,348	107,337

		3,441,812
Software — 3.4%
Adobe Systems, Inc. (a)	6,400	180,928
Autodesk, Inc. (a)	2,899	87,927
BMC Software, Inc. (a)	2,221	72,804
CA, Inc.	4,714	95,294
Citrix Systems, Inc. (a)	2,403	145,910
Electronic Arts, Inc. (a)	4,355	89,713
Intuit, Inc.	3,816	200,683
Microsoft Corp. (d)	96,749	2,511,604
Oracle Corp.	50,876	1,304,969
Red Hat, Inc. (a)	2,469	101,945
Salesforce.com, Inc. (a)	1,771	179,686
Symantec Corp. (a)	9,564	149,677

		5,121,140
Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A	1,096	53,529
AutoNation, Inc. (a)	602	22,196
AutoZone, Inc. (a)	357	116,014
Bed Bath & Beyond, Inc. (a)	3,119	180,808

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Specialty Retail (concluded)
Best Buy Co., Inc.	3,832	$89,554
CarMax, Inc. (a)	2,881	87,813
GameStop Corp., Class A (a)	1,849	44,616
The Gap, Inc.	4,539	84,199
Home Depot, Inc.	19,968	839,455
Limited Brands, Inc.	3,180	128,313
Lowe’s Cos., Inc.	16,138	409,582
O’Reilly Automotive, Inc. (a)(b)	1,642	131,278
Orchard Supply Hardware Stores Corp., Class A (a)	21	80
Ross Stores, Inc.	2,938	139,643
Staples, Inc.	9,014	125,205
TJX Cos., Inc.	4,868	314,229
Tiffany & Co.	1,663	110,190
Urban Outfitters, Inc. (a)	1,468	40,458

		2,917,162
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	3,773	230,304
NIKE, Inc., Class B	4,811	463,636
Ralph Lauren Corp.	844	116,539
VF Corp.	1,138	144,515

		954,994
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	6,814	42,587
People’s United Financial, Inc.	4,548	58,442

		101,029
Tobacco — 2.0%
Altria Group, Inc.	26,552	787,267
Lorillard, Inc.	1,733	197,562
Philip Morris International, Inc.	22,477	1,763,995
Reynolds American, Inc.	4,379	181,378

		2,930,202
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,821	166,634
W.W. Grainger, Inc.	782	146,382

		313,016
Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A	5,079	304,791
MetroPCS Communications, Inc. (a)	3,815	33,114
Sprint Nextel Corp. (a)	38,700	90,558

		428,463
Total Common Stocks — 99.1%		147,213,675

Preferred Stocks
Specialty Retail — 0.0%
Orchard Supply Hardware Stores Corp., Series A, 0.00% (a)	21	80
Total Long-Term Investments (Cost — $83,221,656) — 99.1%		147,213,755

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (c)(e)	1,261,622	$1,261,622

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (c)(e)(f)	$1,125	1,124,866
Total Short-Term Securities (Cost — $2,386,488) — 1.6%		2,386,488
Total Investments (Cost — $85,608,144) — 100.7%		149,600,243
Liabilities in Excess of Other Assets — (0.7)%		(1,100,434)

Net Assets — 100.0%		$148,499,809

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Schedule of Investments (concluded)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain/(Loss)	Income
BlackRock, Inc	—	1,386		(96)	1,290	$229,930	$(701)	$5,246
BlackRock Liquidity Funds, TempFund, Institutional Class	995,214	266,408	[1]	—	1,261,622	$1,261,622	—	$2,250
BlackRock Liquidity Series LLC, Money Market Series	—	$1,124,866	[1]	—	$1,124,866	$1,124,866	—	$7,061
The PNC Financial Services Group, Inc	7,530	144		(846)	6,828	$393,771	$6,023	$8,098

[1]	Represents net shares/beneficial interest purchased.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

—	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
24	S&P 500 E Mini	Chicago Mercantile	March 2012	$1,503,120	$5,043

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Common Stocks	$147,213,595	$80	—	$147,213,675
Preferred Stocks	—	80	—	80
Short-Term Securities	1,261,622	1,124,866	—	2,386,488

Total	$148,475,217	$1,125,026	—	$149,600,243

[1]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity Contracts	$5,043	—	—	$5,043

[2]	Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $1,093,649) (cost—$82,673,609)	$146,590,054
Investments at value—affiliated (cost—$2,934,535)	3,010,189
Dividends receivable—unaffiliated	222,870
Investments sold receivable	24,969
Capital shares sold receivable	13,955
Securities lending income receivable—affiliated	1,205
Prepaid expenses	4,494

Total assets	149,867,736

Liabilities:
Collateral on securities loaned at value	1,124,866
Capital shares redeemed payable	173,000
Investment advisory fees payable	37,494
Margin variation payable	5,493
Other affiliates payable	385
Officer’s and Directors’ fees payable	345
Other accrued expenses payable	26,344

Total liabilities	1,367,927

Net Assets	$148,499,809

Net Assets Consist of:
Paid-in capital	$91,418,014
Undistributed net investment income	30,052
Accumulated net realized loss	(6,945,399)
Net unrealized appreciation/depreciation	63,997,142

Net Assets	$148,499,809

Net Asset Value:
Class I—Based on net assets of $147,144,996 and 10,570,051 shares outstanding, 100 million shares authorized, $0.10 par value	$13.92

Class II—Based on net assets of $1,354,813 and 97,887 shares outstanding, 100 million shares authorized, $0.10 par value	$13.84

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$3,239,079
Dividends—affiliated	15,594
Securities lending—affiliated	7,061

Total income	3,261,734

Expenses:
Investment advisory	470,731
Distribution—Class II	1,600
Transfer agent—Class I	4,965
Transfer agent—Class II	35
Professional	53,030
Accounting services	51,033
Custodian	30,420
Registration	23,180
Officer and Directors	18,998
Printing	6,946
Miscellaneous	12,070

Total expenses	673,008
Less fees waived by advisor	(1,381)

Total expenses after fees waived	671,627

Net investment income	2,590,107

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	6,382,830
Investments—affiliated	5,322
Financial futures contracts	(168,463)

6,219,689

Net change in unrealized appreciation/depreciation on:
Investments	(5,700,487)
Financial futures contracts	(5,148)

(5,705,635)

Total realized and unrealized gain	514,054

Net Increase in Net Assets Resulting from Operations	$3,104,161

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$2,590,107	$2,542,081
Net realized gain	6,219,689	4,730,518
Net change in unrealized appreciation/depreciation	(5,705,635)	14,056,160

Net increase in net assets resulting from operations	3,104,161	21,328,759

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(2,579,988)	(2,501,313)
Class II	(22,104)	(6,538)
Net realized gain:
Class I	(5,977,977)	(4,684,505)
Class II	(54,009)	(15,577)

Decrease in net assets resulting from dividends and distributions to shareholders	(8,634,078)	(7,207,933)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(10,133,103)	(11,401,117)

Net Assets:
Total increase (decrease) in net assets	(15,663,020)	2,719,709
Beginning of year	164,162,829	161,443,120

End of year	$148,499,809	$164,162,829

Undistributed net investment income	$30,052	$42,087

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$14.52	$13.24	$10.75	$18.60	$17.97

Net investment income[1]	0.24	0.22	0.24	0.30	0.31
Net realized and unrealized gain (loss)	0.02	1.72	2.58	(7.23)	0.66

Net increase (decrease) from investment operations	0.26	1.94	2.82	(6.93)	0.97

Dividends and distributions from:
Net investment income	(0.26)	(0.23)	(0.24)	(0.33)	(0.34)
Net realized gain	(0.60)	(0.43)	(0.09)	(0.59)	—

Total dividends and distributions	(0.86)	(0.66)	(0.33)	(0.92)	(0.34)

Net asset value, end of year	$13.92	$14.52	$13.24	$10.75	$18.60

Total Investment Return:[2]
Based on net asset value	1.70%	14.70%	26.19%	(37.22)%	5.38%

Ratios to Average Net Assets:
Total expenses	0.43%	0.43%	0.43%	0.43%	0.39%

Total expenses after fees waived	0.43%	0.42%	0.43%	0.43%	0.39%

Net investment income	1.65%	1.63%	1.92%	1.88%	1.66%

Supplemental Data:
Net assets, end of year (000)	$147,145	$163,308	$159,036	$143,897	$282,113

Portfolio turnover	4%	5%	5%	4%	10%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Financial Highlights (concluded)

	Class II
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$14.44	$13.12	$10.66	$18.46	$17.97

Net investment income[1]	0.22	0.18	0.21	0.27	0.28
Net realized and unrealized gain (loss)	0.02	1.75	2.56	(7.17)	0.54

Net increase (decrease) from investment operations	0.24	1.93	2.77	(6.90)	0.82

Dividends and distributions from:
Net investment income	(0.24)	(0.18)	(0.22)	(0.31)	(0.33)
Net realized gain	(0.60)	(0.43)	(0.09)	(0.59)	—

Total dividends and distributions	(0.84)	(0.61)	(0.31)	(0.90)	(0.33)

Net asset value, end of year	$13.84	$14.44	$13.12	$10.66	$18.46

Total Investment Return:[2]
Based on net asset value	1.58%	14.73%	25.96%	(37.33)%	4.55%

Ratios to Average Net Assets:
Total expenses	0.58%	0.58%	0.58%	0.58%	0.54%

Total expenses after fees waived	0.58%	0.58%	0.58%	0.58%	0.54%

Net investment income	1.52%	1.39%	1.76%	1.79%	1.42%

Supplemental Data:
Net assets, end of year (000)	$1,355	$855	$2,407	$2,129	$1,698

Portfolio turnover	4%	5%	5%	4%	10%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock S&P 500 Index V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at its last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g. financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates).

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location		Value
Equity contracts	Net unrealized appreciation	[1]	$5,043
[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Loss From
Financial Futures Contracts
Equity contracts	$(168,463)

Net Change in Unrealized Appreciation/Depreciation on
Financial Futures Contracts
Equity contracts	$(5,148)

For the year ended December 31, 2011 the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	32
Average notional value of contracts purchased	$1,932,511

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $500 million	0.300%
$500 million-$1 billion	0.275%
Greater than $1 billion	0.250%

The management fee reductions for assets exceeding $500 million are voluntary and may be terminated by the Manager without notice at any time.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

(“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.40% for Class II Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $1,668 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% based upon the average daily net assets attributable to Class II.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $2,454 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2011, were $6,084,775 and $23,962,880, respectively.

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of December 31, 2011 attributable to the reclassification of distributions was reclassified to the following accounts:

Undistributed net investment income	$(50)
Accumulated net realized loss	$50

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$2,712,260	$2,825,296
Long-term capital gains	5,921,818	4,382,637

Total	$8,634,078	$7,207,933

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$30,052
Net unrealized gains[1]	57,203,295
Qualified late-year losses[2]	(151,552)

Total	$57,081,795

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures contracts and the treatment of certain security lending transactions.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$92,388,609

Gross unrealized appreciation	$68,684,230
Gross unrealized depreciation	(11,472,596)

Net unrealized appreciation	$57,211,634

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The

Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	509,810	$7,394,758
Shares issued to shareholders in reinvestment of dividends and distributions	608,057	8,557,965
Shares redeemed	(1,798,670)	(26,630,002)

Net decrease	(680,803)	$(10,677,279)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	703,726	$9,545,858
Shares issued to shareholders in reinvestment of dividends and distributions	499,349	7,185,818
Shares redeemed	(1,966,255)	(26,643,523)

Net decrease	(763,180)	$(9,911,847)

Class II Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	38,956	$548,178
Shares issued to shareholders in reinvestment of dividends and distributions	5,448	76,113
Shares redeemed	(5,712)	(80,115)

Net increase	38,692	$544,176

Class II Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	34,538	$488,362
Shares issued to shareholders in reinvestment of dividends and distributions	1,544	22,115
Shares redeemed	(160,364)	(1,999,747)

Net decrease	(124,282)	$(1,489,270)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock S&P 500 Index V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock S&P 500 Index V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock S&P 500 Index V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

December 31, 2011

Annual Report

BlackRock Total Return V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

At its meeting on November 8-9, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved a change in the Fund’s non-fundamental investment policies. The Board approved a proposal to eliminate the Fund’s non-fundamental policy that had prevented the Fund from investing in securities of foreign issuers if at the time of acquisition more than 25% of the Fund’s total assets would be invested in such securities. These changes are effective on February 27, 2012.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2011, the Fund underperformed its benchmark, the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

—

The Fund maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the period. While this duration stance was beneficial in the earlier half of the period, the overall impact on performance for the 12-month period was negative as interest rates declined to historically low levels in the latter half due to fears of a global economic slowdown and persistent sovereign debt problems in Europe.

—

Throughout the 12-month period, the Fund was overweight relative to its benchmark index in non-government spread sectors (securities driven by movements in credit risk) and underweight in government-owned/government-related sectors. Spread sectors performed well in the earlier part of the period and toward year-end amid improving economic fundamentals and accommodative monetary policy. However, volatility dominated the markets for most of the year and caused periods in which investor sentiment switched to “risk off” mode, resulting in spread sectors dramatically underperforming US Treasury securities. On balance, the Fund’s sector allocation had a negative impact on performance for the period as a whole. Additionally, within investment grade corporate credit, relative value trading in US financials and industrials was a net detractor from performance for the year.

—

Relative to the benchmark index, the Fund maintained a high quality bias within its allocation to non-government spread sectors, which benefited relative performance as lower-quality securities struggled during periods of risk aversion. Allocations outside of the benchmark index in high yield and non-agency mortgage-backed securities (“MBS”) benefited performance, primarily due to a strong rally in the fourth quarter. Also contributing positively to performance was relative value trading within securitized products, such as agency MBS and asset-backed securities (“ABS”).

—

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of US Treasury futures had a material impact on performance. The Fund held short positions in US Treasury futures over the course of the year in order to reduce the overall duration profile of the Fund. These positions served as a drag on performance as the US Treasury market broadly rallied on the year. Options strategies in the interest rate and foreign exchange markets also detracted from performance, as did interest rate swaps used to manage duration and yield curve positioning.

Describe recent portfolio activity.

—

While portfolio duration was actively managed throughout the 12-month period, the Fund maintained a short duration bias for most of the year. Also during the period, the Fund’s quality profile and level of liquidity was increased in an effort to limit portfolio volatility

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

from exogenous factors, mostly emanating from Europe. Portfolio management tactically traded investment grade credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. Exposure to non-agency residential MBS and commercial mortgage-backed securities (“CMBS”) was slightly reduced during the period. In order to increase portfolio liquidity, the Fund added to its agency MBS and US Treasury holdings during the latter half of the period.

—

Toward period end, the Fund adopted a cautiously optimistic stance on corporate credit, which resulted in an increase in investment grade credit exposure and a reduction in US Treasuries exposure. Our sector allocation decisions combined with our macro views of the market resulted in an overall reduction of the portfolio’s duration. Although portfolio management expects volatility to be present for some time, a moderating of risks out of Europe would likely shift investors toward risk assets. Additionally, higher yields offered by spread sectors may serve as an offset to potentially higher interest rates in 2012.

Describe portfolio positioning at period end.

—

At period end, the Fund was generally under weight relative to the Barclays Capital US Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in investment grade corporate credit, CMBS and ABS. Within the government sectors, the Fund was underweight in US Treasuries and agency debentures, while it was overweight in agency MBS. The Fund also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. High yield corporate credit represents one of the Fund’s highest-conviction investment allocations and therefore represents a significant risk position and return opportunity for the Fund. The Fund ended the period with a shorter duration relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund, under normal circumstances, invests at least 80%, and typically 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, and government obligations.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of December 31, 2011, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index is a widely recognized market-weighted index comprised of investment-grade corporate bonds, rated BBB or better, mortgages and US Treasury and US government agency issues with at least one year to maturity.

Performance Summary as of December 31, 2011

	Standardized 30-Day Yield	6-Month Total Returns		Average Annual Total Returns
				1 Year		5 Years		10 Years
Class I Shares[4]	3.86%	3.51%		6.07%		4.53%		4.77%
Class III Shares[4]	—	3.38	[5]	5.81	[5]	4.27	[5]	4.51	[5]
Barclays Capital US Aggregate Bond Index	—	4.98		7.84		6.50		5.78

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]

The returns for Class III Shares, which have not recommenced operations as of December 31, 2011, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Fund Information as of December 31, 2011

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	41%
Corporate Bonds	26
US Treasury Obligations	17
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	5
Foreign Agency Obligations	2
Preferred Securities	1

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
	Including Interest Expense
Class I	$1,000.00	$1,035.10	$3.33	$1,000.00	$1,021.91	$3.31	0.65%

	Excluding Interest Expense
Class I	$1,000.00	$1,035.10	$3.33	$1,000.00	$1,021.91	$3.31	0.65%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

321 Henderson Receivables I LLC (a):
Series 2010-1A, Class A, 5.56%, 7/15/59	USD	649	$701,771
Series 2010-2A, Class A, 4.07%, 1/15/48		449	463,635
Series 2010-3A, Class A, 3.82%, 12/15/48		463	456,081
ACE Securities Corp., Series 2003-OP1, Class A2, 1.01%, 12/25/33 (b)		122	93,695
AmeriCredit Automobile Receivables Trust:
Series 2011-2, Class C, 3.19%, 10/12/16		460	460,735
Series 2011-5, Class C, 3.44%, 10/08/17		180	180,377
Citibank Omni Master Trust (a):
Series 2009-A8, Class A8, 2.38%, 5/16/16 (b)		1,440	1,448,844
Series 2009-A17, Class A17, 4.90%, 11/15/18		260	282,785
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.91%, 9/25/33		132	106,224
Series 2004-5, Class A, 0.74%, 10/25/34		200	169,234
Series 2007-1, Class 2A1, 0.34%, 7/25/37		400	380,320
Morgan Stanley ABS Capital I, Series 2005- HE1, Class A2MZ, 0.59%, 12/25/34 (b)		155	130,417
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.55%, 6/25/35 (b)		487	457,784
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.93%, 7/25/33 (b)		330	260,372
RAAC, Series 2005-SP2, Class 2A, 0.59%, 6/25/44 (b)		1,146	729,826
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.87%, 7/25/33 (b)		143	88,833
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		272	269,027
Series 2011-S1A, Class C, 2.01%, 8/15/16		239	234,338
Series 2011-WO, Class C, 3.19%, 10/15/15		300	302,970
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		460	458,795
Series 2010-2, Class C, 3.89%, 7/17/17		540	540,311
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		370	369,327

Asset-Backed Securities		Par (000)	Value

Santander Drive Auto Receivables Trust (concluded):
Series 2010-B, Class C, 3.02%, 10/17/16 (a)	USD	390	$386,626
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		200	198,171
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		217	215,227
Scholar Funding Trust, Series 2011-A, Class A, 1.32%, 10/28/43 (a)(b)		289	277,045
SLM Student Loan Trust (b):
Series 2004-B, Class A2, 0.75%, 6/15/21		119	113,803
Series 2008-5, Class A3, 1.72%, 1/25/18		315	319,921
Series 2008-5, Class A4, 2.12%, 7/25/23		335	343,802
Structured Asset Securities Corp. (b):
Series 2004-23XS, Class 2A1, 0.59%, 1/25/35		413	265,597
Series 2005-GEL2, Class A, 0.57%, 4/25/35		145	129,848
Total Asset-Backed Securities — 6.3%			10,835,741

Corporate Bonds
Auto Components — 0.1%
BorgWarner, Inc., 4.63%, 9/15/20		140	148,767
Capital Markets — 1.6%
CDP Financial, Inc., 3.00%, 11/25/14 (a)		565	587,553
Credit Suisse AG:
2.60%, 5/27/16 (a)		285	288,816
5.40%, 1/14/20		130	122,611
Credit Suisse Group Finance US, Inc., 3.63%, 9/14/20 (b)	EUR	50	55,267
The Goldman Sachs Group, Inc., 5.25%, 7/27/21	USD	240	234,130
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (c)(d)		1,025	102
Morgan Stanley: 2.95%, 5/14/13 (b)		1,070	1,027,438
5.50%, 7/28/21		470	434,578

			2,750,495
Chemicals — 0.6%
CF Industries, Inc., 7.13%, 5/01/20		410	484,825
The Dow Chemical Co., 4.13%, 11/15/21		160	164,115
Lyondell Chemical Co., 11.00%, 5/01/18		290	316,451
LyondellBasell Industries NV, 6.00%, 11/15/21 (a)		115	119,313

			1,084,704

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

BOBL	Bundesobligationen
EUR	Euro
EURIBOR	Europe Interbank Offered Rate
LIBOR	London Interbank Offered Rate
RB	Revenue Bonds
USD	US Dollar

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Commercial Banks — 4.6%
ABN Amro Bank NV, 6.38%, 4/27/21	EUR	100	$117,911
CIT Group, Inc.:
7.00%, 5/01/17	USD	223	222,995
7.00%, 5/02/17 (a)		30	29,962
Commerzbank AG, 6.38%, 3/22/19		100	91,761
Corporacion Andina de Fomento, 6.88%, 3/15/12		810	816,870
DnB NOR Boligkreditt (a):
2.10%, 10/14/15		2,120	2,102,822
2.90%, 3/29/16		1,325	1,346,990
Eksportfinans ASA, 5.50%, 5/25/16		405	373,436
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		700	694,750
HSBC Bank Plc, 3.10%, 5/24/16 (a)		345	345,020
HSBC Holdings Plc, 6.10%, 1/14/42		140	158,685
Sparebanken 1 Boligkreditt (a):
1.25%, 10/25/14		830	824,094
2.63%, 5/27/16		830	837,194

			7,962,490
Construction Materials — 0.1%
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		120	125,192
Lafarge SA, 7.13%, 7/15/36		85	75,049

			200,241
Consumer Finance — 0.6%
Credit Acceptance Corp., 9.13%, 2/01/17 (a)		385	401,363
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		210	228,597
SLM Corp., 6.25%, 1/25/16		343	333,560

			963,520
Diversified Financial Services — 3.3%
Capital One Financial Corp.:
3.15%, 7/15/16		875	878,744
4.75%, 7/15/21		355	365,335
Citigroup, Inc.:
5.00%, 9/15/14		140	138,559
4.59%, 12/15/15		1,220	1,227,804
General Electric Capital Corp., 6.15%, 8/07/37		440	481,311
JPMorgan Chase & Co., 4.63%, 5/10/21		570	589,749
JPMorgan Chase Bank NA: 6.00%, 7/05/17		805	863,768
Series BKNT, 6.00%, 10/01/17		585	629,288
Reynolds Group Issuer, Inc. (a):
7.88%, 8/15/19		220	229,900
6.88%, 2/15/21		260	258,700

			5,663,158
Diversified Telecommunication Services — 0.9%
Level 3 Financing, Inc.:
8.75%, 2/15/17		20	20,350
8.13%, 7/01/19 (a)		207	203,895
Telefonica Emisiones SAU, 4.95%, 1/15/15		700	696,318
Verizon Communications, Inc.:
3.50%, 11/01/21		230	239,458
6.40%, 2/15/38		306	388,437

			1,548,458

Corporate Bonds		Par (000)	Value

Electric Utilities — 2.5%
Alabama Power Co., 3.95%, 6/01/21	USD	230	$252,278
Constellation Energy Group, Inc., 7.60%, 4/01/32		75	96,647
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		54	72,459
5.95%, 12/15/36		100	106,573
Duke Energy Carolinas LLC, 4.25%, 12/15/41		175	183,093
Florida Power & Light Co., 5.95%, 2/01/38		375	491,686
Georgia Power Co., 3.00%, 4/15/16		205	217,367
Hydro-Quebec:
9.40%, 2/01/21		195	297,037
8.40%, 1/15/22		370	541,031
8.05%, 7/07/24		940	1,397,876
Jersey Central Power & Light Co., 7.35%, 2/01/19		120	150,671
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38		225	292,835
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		125	130,297

			4,229,850
Energy Equipment & Services — 1.0%
Ensco Plc:
3.25%, 3/15/16		80	81,612
4.70%, 3/15/21		178	185,370
MEG Energy Corp., 6.50%, 3/15/21 (a)		475	485,688
Peabody Energy Corp., 6.25%, 11/15/21 (a)		525	543,375
Pride International, Inc., 6.88%, 8/15/20		120	140,691
Transocean, Inc.:
6.50%, 11/15/20		150	154,949
6.38%, 12/15/21		125	132,860

			1,724,545
Food Products — 0.6%
Kraft Foods, Inc.:
6.50%, 8/11/17		455	541,253
5.38%, 2/10/20		250	288,463
Sara Lee Corp., 4.10%, 9/15/20		137	138,262

			967,978
Health Care Equipment & Supplies — 0.6%
Boston Scientific Corp., 6.25%, 11/15/15		571	632,966
CareFusion Corp., 6.38%, 8/01/19		325	383,776

			1,016,742
Health Care Providers & Services — 0.9%
HCA, Inc.:
6.50%, 2/15/20		383	397,363
7.25%, 9/15/20		495	522,225
Tenet Healthcare Corp.:
10.00%, 5/01/18		10	11,425
6.25%, 11/01/18 (a)		220	223,850
8.88%, 7/01/19		320	359,200
UnitedHealth Group, Inc., 3.38%, 11/15/21		75	77,568

			1,591,631
Hotels, Restaurants & Leisure — 0.3%
MGM Resorts International:
10.38%, 5/15/14		190	217,075
11.13%, 11/15/17		250	285,000

			502,075

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Independent Power Producers & Energy Traders — 0.2%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	USD	240	$253,200
Insurance — 2.5%
AXA SA, 5.25%, 4/16/40 (b)		100	94,449
Allianz Finance II BV, 5.75%, 7/08/41 (b)		100	110,120
American International Group, Inc., 5.45%, 5/18/17		185	176,793
Fairfax Financial Holdings, Ltd., 5.80%, 5/15/21 (a)		400	381,279
Hartford Financial Services Group, Inc., 6.00%, 1/15/19		160	164,206
Hartford Life Global Funding Trusts, 0.73%, 6/16/14 (b)		685	648,033
ING Verzekeringen NV, 3.27%, 6/21/21 (b)		40	43,590
Lincoln National Corp., 7.00%, 6/15/40		180	203,497
Manulife Financial Corp., 3.40%, 9/17/15		420	422,342
Metropolitan Life Global Funding I, 2.50%, 1/11/13 (a)		1,515	1,533,354
Prudential Financial, Inc.:
5.38%, 6/21/20		200	214,046
4.50%, 11/15/20		270	271,498

			4,263,207
IT Services — 0.2%
First Data Corp. (a):
7.38%, 6/15/19		305	286,700
8.25%, 1/15/21		20	17,900

			304,600
Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 5.00%, 1/15/21		54	56,503
Machinery — 0.1%
Joy Global, Inc., 5.13%, 10/15/21		100	106,746
Navistar International Corp., 3.00%, 10/15/14 (e)		110	118,525

			225,271
Media — 3.2%
CBS Corp.:
4.63%, 5/15/18		80	83,178
8.88%, 5/15/19		175	224,769
5.75%, 4/15/20		130	146,156
CCH II LLC, 13.50%, 11/30/16		710	820,050
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		117	125,775
Series B, 9.25%, 12/15/17		853	921,240
Comcast Corp.:
5.88%, 2/15/18		420	485,632
6.45%, 3/15/37		204	247,298
Cox Communications, Inc., 8.38%, 3/01/39 (a)		310	415,077
CSC Holdings, Inc., 8.50%, 4/15/14		128	141,600
DIRECTV Holdings LLC, 3.13%, 2/15/16		127	128,650
NBCUniversal Media LLC:
5.15%, 4/30/20		543	604,563
4.38%, 4/01/21		70	73,874
News America, Inc., 6.40%, 12/15/35		15	16,437
Time Warner Cable, Inc.:
5.88%, 11/15/40		240	259,743
5.50%, 9/01/41		230	242,374
Time Warner, Inc.:
4.70%, 1/15/21		110	118,439

Corporate Bonds		Par (000)	Value

Media (concluded)
Time Warner, Inc. (concluded):
6.10%, 7/15/40	USD	80	$93,787
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		270	286,875

			5,435,517
Metals & Mining — 1.2%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		165	163,920
Barrick Gold Corp., 2.90%, 5/30/16		1,036	1,063,291
Barrick North America Finance LLC, 4.40%, 5/30/21		10	10,830
Cliffs Natural Resources, Inc., 4.88%, 4/01/21		265	264,045
Newcrest Finance Pty Ltd., 4.45%, 11/15/21 (a)		235	231,797
Novelis, Inc., 8.75%, 12/15/20		310	332,475

			2,066,358
Multi-Utilities — 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		295	296,453
Multiline Retail — 0.7%
Dollar General Corp., 11.88%, 7/15/17 (f)		415	458,575
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		395	441,401
7.45%, 7/15/17		272	317,585

			1,217,561
Oil, Gas & Consumable Fuels — 5.4%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		655	742,475
6.38%, 9/15/17		356	412,652
Arch Coal, Inc., 7.25%, 10/01/20		490	501,025
BP Capital Markets Plc, 3.13%, 10/01/15		170	178,062
Chesapeake Energy Corp., 6.63%, 8/15/20		285	305,662
Consol Energy, Inc.:
8.00%, 4/01/17		149	163,155
8.25%, 4/01/20		41	45,305
El Paso Corp., 6.50%, 9/15/20		175	189,174
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		290	319,616
Enterprise Products Operating LLC:
6.13%, 10/15/39		275	307,166
Series L, 6.30%, 9/15/17		175	204,947
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		125	152,498
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		100	114,244
6.55%, 9/15/40		55	61,612
6.38%, 3/01/41		80	90,180
Kinder Morgan Finance Co., ULC, 5.70%, 1/05/16		235	240,287
Marathon Petroleum Corp., 6.50%, 3/01/41		372	421,560
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		550	649,938
Nexen, Inc., 7.50%, 7/30/39		445	533,462
Petrobras International Finance Co.:
3.88%, 1/27/16		700	721,148
5.88%, 3/01/18		45	49,247
5.75%, 1/20/20		1,055	1,128,977
Plains Exploration & Production Co., 10.00%, 3/01/16		50	55,375

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.:
7.25%, 5/01/18	USD	390	$417,300
5.75%, 6/01/21		50	54,125
Rockies Express Pipeline LLC (a):
3.90%, 4/15/15		454	448,639
6.85%, 7/15/18		106	109,519
Western Gas Partners LP, 5.38%, 6/01/21		355	376,360
Williams Partners LP, 4.13%, 11/15/20		205	210,386
Woodside Finance, Ltd., 4.60%, 5/10/21 (a)		100	102,107

			9,306,203
Paper & Forest Products — 0.2%
International Paper Co.:
4.75%, 2/15/22		190	201,961
6.00%, 11/15/41		140	151,986

			353,947
Pharmaceuticals — 0.4%
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21		90	91,542
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15		270	281,168
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		225	228,855

			601,565
Real Estate Investment Trusts (REITs) — 0.6%
ERP Operating LP, 4.63%, 12/15/21		230	234,543
Hospitality Properties Trust, 5.63%, 3/15/17		179	181,289
Mack-Cali Realty LP, 7.75%, 8/15/19		150	178,745
Ventas, Inc., 4.75%, 6/01/21		140	135,120
Vornado Realty LP, 5.00%, 1/15/22		360	362,984

			1,092,681
Real Estate Management & Development — 0.2%
Realogy Corp., 7.88%, 2/15/19 (a)		219	190,530
WEA Finance LLC, 4.63%, 5/10/21 (a)		150	147,224

			337,754
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		530	634,098
Software — 0.1%
Oracle Corp., 5.38%, 7/15/40		200	243,655
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (a)		190	203,775
Thrifts & Mortgage Finance — 0.6%
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)		200	210,300
Radian Group, Inc.:
5.63%, 2/15/13		750	484,687
5.38%, 6/15/15		750	346,875

			1,041,862
Wireless Telecommunication Services — 1.4%
America Movil SAB de CV, 2.38%, 9/08/16		385	383,927
Cricket Communications, Inc., 7.75%, 5/15/16		237	244,702
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		845	932,321

Corporate Bonds		Par (000)	Value

Wireless Telecommunication Services (concluded)
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)	USD	184	$186,760
MetroPCS Wireless, Inc., 7.88%, 9/01/18		11	11,151
SBA Tower Trust, 5.10%, 4/15/17 (a)		170	177,013
Sprint Capital Corp., 6.88%, 11/15/28		90	64,238
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		420	441,000

			2,441,112
Total Corporate Bonds — 35.4%			60,729,976

Foreign Agency Obligations
Brazilian Government International Bond, 7.13%, 1/20/37		100	138,000
Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	90	19,919
Indonesia Government International Bond, 4.88%, 5/05/21	USD	200	214,000
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/15/16	EUR	1,385	1,698,997
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	360	363,272
Mexico Government International Bond:
6.38%, 1/16/13		596	622,820
5.63%, 1/15/17		200	230,000
5.13%, 1/15/20		350	399,875
Poland Government International Bond:
6.38%, 7/15/19		60	66,450
5.13%, 4/21/21		390	396,825
Russia Government International Bond, 7.50%, 3/31/30 (g)		409	475,125
South Africa Government International Bond, 5.50%, 3/09/20		300	336,000
Turkey Government International Bond:
7.00%, 3/11/19		100	110,750
5.63%, 3/30/21		335	338,769
Total Foreign Agency Obligations — 3.2%			5,410,802

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.3%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.49%, 4/25/46 (b)		326	163,306
Series 2006-0A5, Class 3A1, 0.49%, 4/25/46 (b)		525	286,073
Series 2007-J3, Class A10, 6.00%, 7/25/37		1,436	1,159,778
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%, 10/25/21		216	170,924
Series 2010-RR2, Class 2A, 5.99%, 9/15/39 (a)(b)		520	580,194
Series 2011-2R, Class 2A1, 2.73%, 7/27/36 (a)(b)		744	722,562
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.53%, 8/25/35 (b)		277	225,393

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.09%, 11/25/34 (b)	USD	201	$178,104
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		86	80,537
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		81	74,233
Residential Accredit Loans, Inc., Series 2006-Q02, Class A1, 0.51%, 2/25/46 (b)		401	124,744
WaMu Mortgage Pass-Through Certificates, Series 2007-0A4, Class 1A, 0.98%, 5/25/47 (b)		354	201,974

			3,967,822
Commercial Mortgage-Backed Securities — 8.1%
Banc of America Large Loan, Inc., Series 2010-UB4, Class A4A, 5.01%, 12/20/41 (a)(b)		395	413,999
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2003-2, Class A3, 4.87%, 3/11/41 (b)		2,636	2,682,566
Series 2006-3, Class A4, 5.89%, 7/10/44 (b)		375	411,107
Series 2006-5, Class AAB, 5.38%, 9/10/47		759	788,275
Series 2006-5, Class AM, 5.45%, 9/10/47		65	61,190
Series 2007-1, Class A4, 5.45%, 1/15/49		400	434,579
Series 2007-3, Class A4, 5.84%, 6/10/49 (b)		630	675,546
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		70	66,382
Series 2007-PW17, Class A3, 5.74%, 6/11/50		465	488,324
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48		140	153,371
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A1, 4.11%, 12/15/35		188	188,182
DBRR Trust, Series 2011-C32, Class A3A, 5.74%, 6/17/49 (a)(b)		165	176,800
Extended Stay America Trust, Series 2010-ESHA (a):
Class C, 4.86%, 11/05/27		385	389,776
Class D, 5.50%, 11/05/27		255	255,935
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29%, 11/10/45 (b)		110	109,668
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.98%, 8/10/45 (b)		375	407,245
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ, 6.08%, 7/10/38 (b)		160	112,000
Series 2007-GG9, Class A4, 5.44%, 3/10/39		150	162,358

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41	USD	380	$401,742
Series 2006-CB14, Class AM, 5.63%, 12/12/44 (b)		170	168,057
Series 2007-CB18, Class A3, 5.45%, 6/12/47		470	493,650
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM, 6.09%, 6/15/38 (b)		80	81,505
Series 2006-C7, Class AM, 5.38%, 11/15/38		80	77,371
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		285	312,188
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)		140	153,553
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4, 4.86%, 8/12/39 (b)		500	531,707
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		290	304,061
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		500	527,936
Series 2007-HQ12, Class A2, 5.78%, 4/12/49 (b)		63	64,664
Series 2007-HQ12, Class A2FL, 0.53%, 4/12/49 (b)		140	133,537
Series 2007-HQ12, Class A2FX, 5.60%, 4/12/49 (b)		217	221,091
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 2/16/51 (a)(b)		860	948,190
Wachovia Bank Commercial Mortgage Trust (b):
Series 2005-C20, Class A6A, 5.11%, 7/15/42		796	806,552
Series 2007-C33, Class A4, 6.10%, 2/15/51		630	682,121

			13,885,228
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Morgan Stanley Reremic Trust (a):
Series 2009-IO, Class B, 0.00%, 7/17/56		310	260,400
Series 2011-IO, Class A, 2.50%, 3/23/51		159	158,770

			419,170
Total Non-Agency Mortgage-Backed Securities — 10.7%			18,272,220

Preferred Securities

Capital Trusts
Capital Markets — 0.1%
Credit Suisse Guernsey Ltd., 5.86% (b)(h)		200	162,500
Lehman Brothers Holdings Capital Trust VII, 5.86% (c)(d)(h)		185	18
State Street Capital Trust IV, 1.55%, 6/15/37 (b)		30	19,748

			182,266

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value

Commercial Banks — 0.4%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I, 6.52% (a)(b)(h)	USD	325	$221,407
Barclays Bank Plc, 5.93% (a)(b)(h)		100	83,000
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		245	240,100
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		95	95,356

			639,863
Consumer Finance — 0.2%
Capital One Capital VI, 8.88%, 5/15/40		245	254,283
Insurance — 0.3%
American International Group, Inc., 8.18%, 5/15/58 (b)		60	53,400
Metlife Capital Trust IV, 7.88%, 12/15/37 (a)		100	103,750
Swiss Re Capital I LP, 6.85% (a)(b)(h)		270	229,462
XL Group Plc, Series E, 6.50% (b)(h)		195	152,587

			539,199
Total Capital Trusts — 1.0%			1,615,611

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(d)		10,000	13,800
Freddie Mac, Series Z, 8.38% (b)(d)		10,000	13,300
Total Preferred Stocks — 0.0%			27,100

Trust Preferreds
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40		6,971	179,301
Total Preferred Securities — 1.1%			1,822,012

Taxable Municipal Bonds		Par (000)
New York City Municipal Water Finance Authority:
5.38%, 6/15/43	USD	200	221,642
5.50%, 6/15/43		240	269,374
Total Taxable Municipal Bonds — 0.3%			491,016

US Government Sponsored Agency Securities
Agency Obligations — 1.9%
Fannie Mae, 4.54%, 10/09/19 (i)		595	457,475
Federal Home Loan Bank of Chicago, 5.63%, 6/13/16 (j)		1,285	1,456,532
Tennessee Valley Authority, 5.25%, 9/15/39		1,060	1,353,102

			3,267,109

US Government Sponsored Agency Securities		Par (000)	Value

Collateralized Mortgage Obligations — 0.4%
Freddie Mac Mortgage-Backed Securities:
Multifamily Pass-Through Certificates, Series K013, Class A2, 3.97%, 1/25/21 (b)	USD	480	$527,743
Series 3068, Class VA, 5.50%, 10/15/16		134	134,243

			661,986
Federal Deposit Insurance Corporation Guaranteed — 0.2%
General Electric Capital Corp., 2.13%, 12/21/12		445	453,278
Interest Only Collateralized Mortgage Obligations — 1.0%
Fannie Mae Mortgage-Backed Securities (b):
Series 2010-123, Class SE, 5.73%, 11/25/40		1,272	142,171
Series 2010-149, Class SJ, 6.21%, 1/25/41		1,442	218,819
Series 2011-55, Class SH, 6.27%, 6/25/41		1,431	220,325
Freddie Mac Mortgage-Backed Securities:
Series 3716, Class PI, 4.50%, 4/15/38		1,088	146,297
Series 3780, Class SM, 6.22%, 12/15/40 (b)		1,339	199,205
Ginnie Mae Mortgage-Backed Securities (b):
Series 2010-26, Class QS, 5.97%, 2/20/40		3,195	549,138
Series 2010-42, Class DS, 5.42%, 4/20/40		693	89,706
Series 2011-80, Class KS, 6.39%, 6/20/41		959	132,218

			1,697,879
Mortgage-Backed Securities — 52.3%
Fannie Mae Mortgage-Backed Securities:
3.09%, 3/01/41 (b)		162	169,144
3.15%, 3/01/41 (b)		320	332,899
3.32%, 12/01/40		415	432,719
3.50%, 10/01/26 — 1/16/42 (k)		13,571	13,992,204
4.00%, 9/01/24 — 1/15/42 (k)		21,010	22,199,290
4.50%, 1/15/27 — 1/15/42 (k)		15,353	16,390,624
4.79%, 8/01/38		799	853,071
5.00%, 7/01/34 — 1/15/42 (k)		3,216	3,477,510
5.50%, 6/01/33 — 1/01/39		8,010	8,747,749
6.00%, 2/01/17 — 1/15/42 (k)		5,668	6,243,408
6.50%, 7/01/37 — 10/01/39		1,952	2,185,072
Freddie Mac Mortgage-Backed Securities:
3.05%, 2/01/41		348	363,940
4.50%, 1/15/42 (k)		200	211,906
4.95%, 4/01/38		634	674,542
5.00%, 1/15/42 (k)		2,000	2,149,062
5.50%, 1/15/42 (k)		100	108,500
Ginnie Mae Mortgage-Backed Securities (k):
4.00%, 1/15/42		1,500	1,608,984
4.50%, 1/15/42		2,800	3,050,687
5.00%, 1/15/42		3,100	3,433,734
5.50%, 1/15/42		1,400	1,571,281
6.00%, 1/15/42		1,300	1,471,438

			89,667,764
Total US Government Sponsored Agency Securities — 55.8%			95,748,016

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations		Par (000)		Value

US Treasury Bonds:
8.13%, 5/15/21 (l)	USD	2,025		$3,150,774
8.13%, 8/15/21		630		986,738
6.25%, 8/15/23 (l)		2,620		3,749,875
4.38%, 5/15/40		288		374,130
2.13%, 2/15/41		1,256		1,696,738
4.75%, 2/15/41		1,485		2,046,516
4.38%, 5/15/41		345		449,524
3.13%, 11/15/41 (l)		9,810		10,277,505
US Treasury Notes:
0.13%, 9/30/13		665		663,675
0.50%, 8/15/14		680		683,081
0.25%, 12/15/14 (l)		4,125		4,111,466
0.88%, 11/30/16 (l)		3,730		3,741,365
2.25%, 7/31/18		1,320		1,403,944
2.63%, 8/15/20 (m)		585		630,932
2.00%, 11/15/21 (l)		7,009		7,088,945
Total US Treasury Obligations — 23.9%				41,055,208
Total Long-Term Investments (Cost — $232,595,645) — 136.7%				234,364,991

Options Purchased		Contracts
Exchange-Traded Call Options — 0.0%
10-Year US Treasury Note:
Strike Price USD 132.00, Expires 1/27/12		15		6,094
Strike Price USD 133.00, Expires 1/27/12		39		6,703

				12,797
Exchange-Traded Put Options — 0.0%
10-Year US Treasury Note:
Strike Price USD 127.00, Expires 1/27/12		38		1,781
Strike Price USD 128.00, Expires 1/27/12		21		1,969
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 99.00, Expires 1/13/12		48		300
Strike Price USD 99.00, Expires 3/16/12		105		10,500

				14,550

		Notional Amount (000)
Over-the-Counter Call Options — 0.0%
EUR Call Option, Strike Price USD 1.45, Expires 2/17/12, Broker Citibank NA	USD	3,590		883
Over-the-Counter Call Swaptions — 0.1%
Sold credit default protection on Dow Jones CDX North America High Yield Index Series 17, Strike Price USD 92, Expires 1/18/12, Broker Morgan Stanley Capital Services Inc. (n)		1,910	(o)	35,581

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Call Swaptions (concluded)
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	USD	4,700	$94,932

			130,513
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 2.85% and receive a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Bank of America NA		2,200	0
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		4,700	1
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG		2,300	0
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 1/27/12, Broker Citibank NA		4,100	497
Pay a fixed rate of 2.85% and receive a floating rate based on 3-month LIBOR, Expires 2/24/12, Broker Bank of America NA		1,400	700
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, Expires 5/11/12, Broker JPMorgan Chase Bank		1,700	8,757
Pay a fixed rate of 2.95% and receive a floating rate based on 3-month LIBOR, Expires 6/14/12, Broker Deutsche Bank AG		600	22,002
Pay a fixed rate of 3.50% and receive a floating rate based on a 3-month LIBOR, Expires 11/08/12, Broker Citibank NA		1,800	46,010

			77,967
Total Options Purchased (Cost — $432,497) — 0.1%			236,710
Total Investments Before TBA Sale Commitments and Options Written (Cost — $233,028,142) — 136.8%			234,601,701

TBA Sale Commitments (k)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/15/42		7,800	(8,021,812)
4.00%, 1/15/42		16,700	(17,508,298)
5.50%, 1/15/42		7,600	(8,262,078)
Total TBA Sale Commitments (Proceeds — $33,564,457) — (19.7)%			(33,792,188)

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)		Value

Over-the-Counter Call Swaptions — (0.4)%
Pay a fixed rate of 4.00% and receive a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank NA	USD	1,900		$(343,278)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		4,300		(114,129)
Pay a fixed rate of 2.60% and receive a floating rate based on 3-month LIBOR, Expires 12/16/13, Broker JPMorgan Chase Bank		1,000		(52,585)
Pay a fixed rate of 2.56% and receive a floating rate based on 3-month LIBOR, Expires 12/19/13, Broker Deutsche Bank AG		900		(45,302)
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank		2,300		(198,112)

				(753,406)
Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 1/05/12, Broker JPMorgan Chase Bank NA		1,900		0
Sold credit default protection on Dow Jones CDX North America High Yield Index Series 17, Strike Price USD 82, Expires 1/18/12, Broker Morgan Stanley Capital Services Inc. (n)		1,433	(o)	(247)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA		4,300		(1)
Receive a fixed rate of 2.60% and pay a floating rate based on 3-month LIBOR, Expires 12/16/13, Broker JPMorgan Chase Bank		1,000		(47,578)
Receive a fixed rate of 2.56% and pay a floating rate based on 3-month LIBOR, Expires 12/19/13, Broker Deutsche Bank AG		900		(44,694)
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank		2,300		(19,140)

				(111,660)
Total Options Written (Premiums Received — $589,229) — (0.5)%				(865,066)
Total Investments, Net of TBA Sale Commitments and Options Written — 116.6%				199,944,447
Liabilities in Excess of Other Assets — (16.6)%				(28,492,663)

Net Assets — 100.0%				$171,451,784

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Security is perpetual in nature and has no stated maturity date.

(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(j)	All or a portion of security has been pledged as collateral in connection with swaps.

(k)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America	$(1,748,343)	$(18,926)
BNP Paribas Securities Corp.	$3,433,734	$21,797
Citigroup NA	$4,621,969	$1,531
Credit Suisse Securities (USA) LLC	$(504,656)	$(6,844)
Deutsche Bank AG	$(12,953,454)	$(86,071)
Goldman Sachs Bank USA	$1,511,984	$(12,922)
Greenwich Capital Markets	$(4,238,812)	$(14,015)
JPMorgan Chase Bank NA	$9,123,406	$24,406
Morgan Stanley Capital Services Inc.	$2,149,062	$15,000
UBS AG	$(1,542,656)	$(18,750)

(l)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(n)	Rated B+ using Standard & Poor’s (“S&P”) rating of the underlying securities.

(o)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

—	Reverse repurchase agreements outstanding as of December 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Bank of America Merrill Lynch	0.07%	11/09/11	Open	$3,212,481	$3,212,156
Bank of America Merrill Lynch	0.04%	10/26/11	Open	3,691,196	3,690,925
BNP Paribas Securities Corp.	0.05%	12/30/11	1/03/12	10,263,769	10,263,713
Credit Suisse Securities (USA) LLC	0.03%	12/30/11	1/03/12	7,078,774	7,078,750
Credit Suisse Securities (USA) LLC	(0.08)%	12/30/11	1/03/12	4,109,495	4,109,531
Deutsche Bank AG	(0.70)%	12/30/11	1/03/12	3,734,372	3,734,663
Total				$32,090,087	$32,089,738

—	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
27	30-Year US Treasury Bond	Chicago Board of Trade	March 2012	USD	3,909,938	$63,038
7	90-Day Euribor	NYSE Liffe	December 2014	EUR	2,226,548	8,644
7	90-Day Euribor	NYSE Liffe	June 2014		2,233,342	7,884
7	90-Day Euribor	NYSE Liffe	March 2014		2,236,174	7,236
7	90-Day Euribor	NYSE Liffe	September 2014		2,230,171	8,482
50	90-Day Euribor	NYSE Liffe	March 2012		16,003,406	15,589
1	90-Day Euro-Dollar	Chicago Mercantile	December 2013	USD	247,888	(28)
79	90-Day Euro-Dollar	Chicago Mercantile	December 2014		19,476,463	45,294
79	90-Day Euro-Dollar	Chicago Mercantile	March 2015		19,448,813	55,160
2	90-Day Euro-Dollar	Chicago Mercantile	September 2013		496,050	(181)
17	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 133	Eurex	February 2012	EUR	2,200	(15,516)
Total						$195,602

—	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1	German Euro BOBL	Eurex	March 2012	EUR	161,924	$(2,784)
1	German Euro Bund	Eurex	March 2012		179,953	(5,618)
146	German Euro Schatz	Eurex	March 2012		20,849,908	(54,062)
13	90-Day Euro-Dollar	Chicago Mercantile	March 2012	USD	3,229,038	1,540
134	10-Year US Treasury Note	Chicago Board of Trade	March 2012		17,570,750	(134,890)
74	Ultra Long Term US Treasury Bond	Chicago Board of Trade	March 2012		11,853,875	(80,726)
12	2-Year US Treasury Note	Chicago Board of Trade	March 2012		2,646,563	540
20	5-Year US Treasury Note	Chicago Board of Trade	March 2012		2,465,156	(3,376)
5	90-Day Euro-Dollar	Chicago Mercantile	June 2012		1,241,188	386
4	90-Day Euro-Dollar	Chicago Mercantile	March 2013		992,500	727
7	90-Day Euro-Dollar	Chicago Mercantile	March 2014		1,733,725	(1,707)
8	90-Day Euro-Dollar	Chicago Mercantile	June 2014		1,978,700	(2,988)
6	90-Day Euro-Dollar	Chicago Mercantile	September 2014		1,481,700	(2,132)
Total						$(285,090)

—	Foreign currency exchange contracts as of December 31, 2011 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 515,000	USD 693,588	Deutsche Bank Securities, Inc.	1/25/12	$(26,964)
EUR 600,000	USD 800,012	Royal Bank of Scotland Plc	1/25/12	(23,362)
USD 2,112,712	EUR 1,546,000	Citibank NA	1/25/12	111,545
USD 1,896,249	EUR 1,393,000	Royal Bank of Scotland Plc	1/25/12	93,128
Total				$154,347

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

—	Credit default swaps on single-name issues—buy protection outstanding as of December 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	USD	750	$238,723
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	USD	1,170	(6,428)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	USD	750	310,598
Sara Lee Corporation	1.00%	JPMorgan Chase Bank NA	3/20/17	USD	190	(540)
Total						$542,353

—	Credit default swaps on traded indexes—buy protection outstanding as of December 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	520	$10,970
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Credit Suisse Securities (USA) LLC	6/20/16	USD	183	(515)
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	JPMorgan Chase Bank NA	6/20/16	USD	10	(7)
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD	696	(5,814)
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Citibank NA	12/20/16	USD	1,030	(5,331)
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Deutsche Bank AG	12/20/16	USD	1,404	(7,735)
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	USD	1,790	(3,754)
MCDX North America Series 16	1.00%	Morgan Stanley Capital Services, Inc.	6/20/21	USD	1,200	53,224
Total						$41,038

—	Credit default swaps on single-name issues—sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	A+	USD	580	$(778)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/14	AA-	USD	72	826
Assured Guaranty Corp.	5.00%	Citibank NA	3/20/15	AA-	USD	5	108
MetLife, Inc.	1.00%	Credit Suisse Securities (USA) LLC	9/20/16	A+	USD	190	(1,363)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A+	USD	170	(2,476)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A+	USD	350	(6,724)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/16	AA-	USD	112	4,293
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A+	USD	970	(25,576)
Total							$(31,690)

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

—	Credit default swaps on traded indexes—sold protection outstanding as of December 31, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield Index Series 17	5.00%	Credit Suisse Securities (USA) LLC	12/20/16	B+	USD	588	$2,693
MCDX North America Series 14	0.00%	Goldman Sachs International	6/20/20	AA	USD	600	(27,859)
Markit CMBX North America AAA Index Series 3	0.08%	Morgan Stanley Capital Services, Inc.	12/13/49	A+	USD	245	5,355
Markit CMBX North America AAA Index Series 4	0.35%	Morgan Stanley Capital Services, Inc.	2/17/51	A–	USD	245	4,686
Total							$(15,125)

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

—	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.92%[1]	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	4,300	$(11,035)
1.24%[2]	6-month EURIBOR	Citibank NA	12/13/13	EUR	18,715	19,376
1.32%[1]	3-month LIBOR	Citibank NA	12/17/13	USD	1,500	(17,278)
1.41%[1]	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	2,200	(29,258)
0.73%[2]	3-month LIBOR	Bank of America NA	12/22/13	USD	4,500	461
0.73%[2]	3-month LIBOR	Citibank NA	12/22/13	USD	1,000	128
0.74%[2]	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	2,100	317
0.74%[2]	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	4,100	1,020
1.26%[1]	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	2,300	(23,669)
0.80%[2]	3-month LIBOR	Citibank NA	8/09/14	USD	700	491
2.15%[2]	3-month LIBOR	Deutsche Bank AG	4/28/16	USD	300	14,782
1.25%[1]	3-month LIBOR	Deutsche Bank AG	10/05/16	USD	600	(1,890)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	16,433
3.30%[1]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	5/06/21	USD	900	(104,491)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	(53,244)
2.69%[1]	3-month LIBOR	Citibank NA	8/09/21	USD	400	(24,770)
2.35%[2]	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	800	25,512
2.38%[2]	3-month LIBOR	Deutsche Bank AG	10/19/21	USD	3,500	115,859
2.26%[1]	3-month LIBOR	Citibank NA	12/05/21	USD	400	(8,373)
2.24%[1]	3-month LIBOR	Credit Suisse Securities (USA) LLC	12/05/21	USD	1,500	(29,722)
2.20%[1]	3-month LIBOR	Deutsche Bank AG	12/12/21	USD	400	(6,340)
2.20%[2]	3-month LIBOR	JPMorgan Chase Bank NA	12/12/21	USD	400	(218)
2.03%[2]	3-month LIBOR	Deutsche Bank AG	12/21/21	USD	800	38
2.19%[1]	3-month LIBOR	Deutsche Bank AG	12/29/21	USD	900	(12,529)
3.00%[1]	3-month LIBOR	UBS AG	1/03/22	USD	1,200	(94,735)
2.58%[1]	6-month EURIBOR	Deutsche Bank AG	11/11/41	EUR	150	(959)
2.68%[1]	6-month EURIBOR	Deutsche Bank AG	11/18/41	EUR	340	(11,490)
Total						$(235,584)

[1]	Pays fixed interest rate and receives floating rate.

[2]	Pays floating interest rate and receives fixed rate.

—	Total return swaps outstanding as of December 31, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
US CPI Urban Consumer NAS	Receives	2.18%[3]	Bank of America NA	10/06/21	$865	$(8,386)
Gross return on the Market IOS 5.00%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Receives	1-month LIBOR	Bank of America NA	1/12/39	$314	(4,389)
Gross return on the Market IOS 5.00%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR	JPMorgan Chase Bank NA	1/12/39	$236	(1,015)
Gross return on the Market IOS 5.00%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR	JPMorgan Chase Bank NA	1/12/39	$79	116
Gross return on the Market IOS 5.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR	JPMorgan Chase Bank NA	1/12/39	$325	4,684
Gross return on the Market IOS 6.00%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR	Royal Bank of Scotland Plc	1/12/39	$800	5,080
Total						$(3,910)

[3]	Net payment made at termination.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (continued)

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments: Asset-Backed Securities.	—	$8,825,424	$2,010,317	$10,835,741
Corporate Bonds	—	60,729,976	—	60,729,976
Foreign Agency Obligations.	—	5,410,802	—	5,410,802
Municipal Bonds	—	491,016	—	491,016
Non-Agency Mortgage-Backed Securities	—	17,874,329	397,891	18,272,220
Preferred Securities	$206,401	1,615,611	—	1,822,012
US Government Sponsored Agency Securities	—	95,748,016	—	95,748,016
US Treasury Obligations	—	41,055,208	—	41,055,208
Liabilities:
TBA Sale Commitments	—	(33,792,188)	—	(33,792,188)

Total	$206,401	$197,958,194	$2,408,208	$200,572,803

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$631,476	—	$631,476
Interest rate contracts	$245,117	413,660	—	658,777
Foreign currency exchange contracts		204,673		204,673
Liabilities:
Credit contracts	—	(66,263)	$(28,637)	(94,900)
Interest rate contracts	(307,258)	(1,300,471)	—	(1,607,729)
Foreign currency exchange contracts	—	(50,326)	—	(50,326)
Other contracts	—	(8,386)	—	(8,386)

Total	$(62,141)	$(175,637)	$(28,637)	$(266,415)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Total
Assets:
Balance, as of December 31, 2010	$1,247,714	$460,000	$909,880	$2,617,594
Accrued discounts/ premium	5	—	(3,339)	(3,334)
Net realized gain (loss)	125	—	(156)	(31)
Net change in unrealized appreciation/ depreciation[2]	(24,056)	—	1,500	(22,556)
Purchases	1,239,055	—	407,721	1,646,776
Sales	(145,809)	(460,000)	(7,835)	(613,644)
Transfers in6	—	—	—	—
Transfers out[6]	(306,717)	—	(909,880)	(1,216,597)

Balance, as of December 31, 2011	$2,010,317	—	$397,891	$2,408,208

[2]	The change in unrealized appreciation/depreciation on investments still held at December 31, 2011 was $(22,556).

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Credit Contract	Interest Rate Contracts	Total
Liabilities
Balance, as of December 31, 2010	$(14,044)	$(40,518)	$(54,562)
Accrued discounts/ premium	2,194	(163)	2,031
Net realized gain (loss)	—	(26,817)	(26,817)
Net change in unrealized appreciation/ depreciation[3]	(14,594)	40,519	25,925
Purchases	—	—	—
Issuances[4]	(3,070)	—	(3,070)
Sales	—	—	—
Settlements[5]	877	26,979	27,856
Transfers in6	—	—	—
Transfers out[6]	—	—	—

Balance, as of December 31, 2011	$(28,637)	—	$(28,637)

[3]	The change in unrealized appreciation/depreciation on derivative financial instruments still held at December 31, 2011 was $(14,594).

[4]	Issuances represent upfront cash received on certain derivative financial instruments.

[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[6]	The Funds policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (cost—$233,028,142)	$234,601,701
Cash	1,651,134
Cash pledged as collateral for financial futures contracts	569,000
Investments sold receivable	52,779,504
TBA sale commitments receivable	33,564,457
Interest receivable	1,574,494
Unrealized appreciation on swaps	835,773
Foreign currency at value (cost—$266,738)	261,003
Unrealized appreciation on foreign currency exchange contracts	204,673
Swaps premiums paid	151,842
Capital shares sold receivable	109,171
Swaps receivable	56,762
Principal paydowns receivable	28,978
Prepaid expenses	4,030
Other assets	154,052

Total assets	326,546,574

Liabilities:
Investments purchased payable	85,786,578
TBA sale commitments at value (proceeds—$33,564,457)	33,792,188
Reverse repurchase agreements	32,089,738
Options written at value (premiums received—$589,229)	865,066
Swaps premiums received	567,976
Income dividends payable	549,407
Unrealized depreciation on swaps	538,691
Capital shares redeemed payable	210,024
Investment advisory fees payable	71,634
Margin variation payable	53,757
Swaps payable	52,647
Unrealized depreciation on foreign currency exchange contracts	50,326
Interest expenses payable	44,475
Other affiliates payable	545
Officer’s and Directors’ fees payable	294
Other liabilities	344,982
Other accrued expenses payable	76,462

Total liabilities	155,094,790

Net Assets	$171,451,784

Net Assets Consist of:
Paid-in capital	$201,805,167
Undistributed net investment income	633,706
Accumulated net realized loss	(32,565,293)
Net unrealized appreciation/depreciation	1,578,204

Net Assets	$171,451,784

Net Asset Value:
Class I—Based on net assets of $171,451,784 and 14,919,242 shares outstanding, 600 million shares authorized, $0.10 par value	$11.49

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Interest	$8,508,444

Expenses:
Investment advisory	876,248
Accounting services	76,215
Professional	65,162
Custodian	62,254
Officer and Directors	19,368
Printing	11,843
Transfer agent	4,999
Miscellaneous	41,748

Total expenses excluding interest expense	1,157,837
Interest expense	79,048

Total expenses	1,236,885

Net investment income	7,271,559

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	3,199,746
Financial futures contracts	(4,375,835)
Foreign currency transactions	(125,275)
Options written	(937,781)
Borrowed bonds	108,000
Swaps	638,332

(1,492,813)

Net change in unrealized appreciation/depreciation on:
Investments	4,037,875
Financial futures contracts	(35,198)
Foreign currency transactions	144,230
Option written	74,531
Swaps	727,637
Borrowed bonds	(13,388)

4,935,687

Total realized and unrealized gain	3,442,874

Net Increase in Net Assets Resulting from Operations	$10,714,433

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$7,271,559	$8,879,740
Net realized gain (loss)	(1,492,813)	6,127,313
Net change in unrealized appreciation/depreciation	4,935,687	3,593,715

Net increase in net assets resulting from operation	10,714,433	18,600,768

Dividends to Shareholders From:
Net investment income	(7,443,068)	(9,988,475)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(20,434,436)	(21,544,337)

Net Assets:
Total decrease in net assets	(17,163,071)	(12,932,044)
Beginning of year	188,614,855	201,546,899

End of year	$171,451,784	$188,614,855

Undistributed net investment income	$633,706	$950,348

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Statement of Cash Flows Year Ended December 31, 2011

Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$10,714,433
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	473,179
Increase in swap receivable	(22,289)
Increase in other assets	(1,273)
Decrease in prepaid expenses	1,831
Decrease in cash held as collateral in connection with swaps	240,000
Increase in cash held as collateral for futures	(569,000)
Decrease in investment advisory fees payable	(12,785)
Increase in interest expense payable	39,761
Decrease in other affiliates payable	(724)
Decrease in other accrued expenses payable	(1,122)
Decrease in margin variation payable	(21,118)
Decrease in swaps payable	(70,633)
Increase in other liabilities	314,579
Decrease in Officer’s and Directors’ fees payable	(85)
Net periodic and termination payments of swaps	38,464
Net realized and unrealized gain	(7,317,673)
Amortization of premium and accretion of discount on investments	737,506
Premiums received from options written	5,038,135
Proceeds from sales and paydowns of long-term investments	2,953,034,709
Purchases of long-term investments	(2,906,233,855)
Proceeds from borrowed bond transactions	11,697,857
Payments for borrowed bond transactions	(11,595,596)
Net proceeds from sales of short-term securities	1,063,650
Premiums paid to close options written	(10,795,478)

Cash provided by operating activities	46,752,473

Cash Used for Financing Activities:
Proceeds from issuance of Common Shares	4,687,895
Cash payments on Common Shares redeemed	(33,233,032)
Cash receipts from borrowings	895,149,501
Cash payments on borrowings	(915,895,688)
Cash dividends paid to Common Shareholders	(64)

Cash used for financing activities	(49,291,388)

Cash Impact from Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	673

Cash:
Net increase in cash and foreign currency	(2,538,242)
Cash and foreign currency at beginning of year	4,450,379

Cash and foreign currency at end of year	$1,912,137

Cash Flow Information:
Cash paid for interest	$39,287

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$7,504,554

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowings during the year, based on the average borrowings outstanding in relation to total assets.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011		2010		2009		2008		2007
Per Share Operating Performance:
Net asset value, beginning of year	$11.29		$10.82		$9.79		$11.77		$11.91

Net investment income[1]	0.46		0.50		0.57		0.58		0.56
Net realized and unrealized gain (loss)	0.21		0.53		1.12		(1.97)		(0.14)

Net increase (decrease) from investment operations	0.67		1.03		1.69		(1.39)		0.42

Dividends from net investment income	(0.47)		(0.56)		(0.66)		(0.59)		(0.56)

Net asset value, end of year	$11.49		$11.29		$10.82		$9.79		$11.77

Total Investment Return:[2]
Based on net asset value	6.07%		9.69%		17.79%		(12.13)%		3.65%

Ratios to Average Net Assets:
Total expenses	0.69%		0.75%		0.66%		0.75%		0.57%

Total expenses excluding interest expense	0.64%		0.63%		0.63%		0.61%		0.57%

Net investment income	4.04%		4.46%		5.54%		5.20%		4.78%

Supplemental Data:
Net assets, end of year (000)	$171,452		$188,615		$201,547		$217,700		$345,744

Portfolio turnover	1,203%	[3]	1,331%	[4]	757%	[5]	787%	[6]	326%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 755%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 986%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 492%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 548%.

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2007[1]
Per Share Operating Performance:
Net asset value, beginning of period	$11.91

Net investment income[2]	0.53
Net realized and unrealized loss	(0.13)

Net increase from investment operations	0.40

Dividends from net investment income	(0.53)

Net asset value, end of period	$11.78

Total Investment Return:[3]
Based on net asset value	3.44%

Ratios to Average Net Assets:
Total expenses	0.85%

Total expenses excluding interest expense	0.85%

Net investment income	4.49%

Supplemental Data:
Net Assets, end of period (000)	—	[1]

Portfolio turnover	326%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010, and December 31, 2011.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for the BlackRock Total Return V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007. Class III Shares are currently offered but not outstanding as of report date.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean

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price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions:    The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of

Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These

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multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities:    The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distribution on the pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds:    The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts:    The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date.

Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock:    The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowed Bond Agreements:    The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

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Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends [or interest] received on the security sold short, which is shown as dividend [or interest] expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

TBA Commitments:    The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions:    The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions:    The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase

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under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, borrowed bonds and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the The Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

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2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master

Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts:    The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest

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rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs,

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the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

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Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Investments at value-unaffiliated[2]	$619,063
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value-unaffiliated[2]	205,556
Credit contracts	Unrealized appreciation on swaps; Investments at value-unaffiliated[2]	667,057
Other contracts	Unrealized appreciation on swaps	—

Total		$1,491,676

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on swaps; Options written at value	$1,604,232
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	50,326
Credit contracts	Unrealized depreciation on swaps; Options written at value	95,147
Other contracts	Unrealized depreciation on swaps	8,386

Total		$1,758,091
[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Exchange Contracts
Interest rate contracts	$(4,375,835)	$742,831	$(1,107,302)	—
Foreign currency exchange contracts	—	—	—	$(67,159)
Credit contracts	—	(94,780)	—	—
Other contracts	—	(9,719)	—	—
Total	$(4,375,835)	$638,332	$(1,107,302)	$(67,159)

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Exchange Contracts
Interest rate contracts	$(35,199)	$(58,546)	$(732,559)	—
Foreign currency exchange contracts	—	—	(29,666)	$145,712
Credit contracts	—	794,570	30,320	—
Other contracts	—	(8,386)	—	—
Total	$(35,199)	$727,638	$(731,905)	$145,712
[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	203
Average number of contracts sold	335
Average notional value of contracts purchased	$41,658,027
Average notional value of contracts sold	$55,958,941
Foreign currency contracts:
Average number of contracts-US dollars purchased	2
Average number of contracts-US dollars sold	1
Average US dollar amounts purchased	$1,293,190
Average US dollar amounts sold	$504,487
Options:
Average number of option contracts purchased	897,781
Average number of option contracts written	151
Average notional value of option contracts purchased	$1,473,625
Average notional value of option contracts written	$310,625
Average number of swaption contracts purchased	31
Average number of swaption contracts written	41
Average notional value of swaption contracts purchased	$77,427,500
Average notional value of swaption contracts written	$81,708,125
Credit default swaps:
Average number of contracts-buy protection	11
Average number of contracts-sell protection	9
Average notional value-buy protection	10,052,026
Average notional value-sell protection	3,071,500
Interest rate swaps:
Average number of contracts-pays fixed rate	21
Average number of contracts-receives fixed rate	12
Average notional value-pays fixed rate	38,528,545
Average notional value-receives fixed rate	24,476,708
Total return swaps:
Average number of contracts	5
Average notional value	2,842,463

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s and the Company’s BlackRock High Yield V.I. Fund’s average daily net assets as follows:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.50%
$250 million — $500 million	0.45%
$500 million — $750 million	0.40%
Greater than $750 million	0.30%

For the year ended December 31, 2011, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $320,273,723.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $2,076 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were $2,328,945,292 and $2,369,993,474, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2011 were $458,828,752 and $471,939,588, respectively.

For the year ended December 31, 2011, purchases and sales of mortgage dollar rolls were $1,036,706,369 and $1,037,135,746, respectively.

Transactions in options written for the year ended December 31, 2011, were as follows:

	Calls		Puts
	Options Contracts	Premiums Received	Options Contracts	Premiums Received
Outstanding options, beginning of year	31	$2,557,043	31	$2,851,749
Options written	589	2,533,839	446	2,504,294
Options exercised	(124)	(288,615)	—	(170,715)
Options expired	(160)	(272,013)	(235)	(399,213)
Options closed	(336)	(4,244,592)	(242)	(4,482,548)
Outstanding options, end of year	—	$285,662	—	$303,567

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions, the accounting for swap agreements, and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$(145,133)
Accumulated net realized loss	$145,133

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$7,443,068	$9,988,475

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$796,833
Capital loss carryforwards	(31,034,771)
Net unrealized gains[1]	1,327,090
Qualified late-year losses[2]	(1,442,535)

Total	$(30,353,383)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, and the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency exchange contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$3,521,689
2017	24,152,425
No expiration date[3]	3,360,657

Total	$31,034,771

[3]	Must be utilized prior to losses subject to expiration.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$233,052,168

Gross unrealized appreciation	$6,517,637
Gross unrealized depreciation	(4,968,104)

Net unrealized appreciation	$1,549,533

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

For the year ended December 31, 2011 the Fund’s daily average amount of outstanding transactions considered borrowings from reverse repurchase agreements and treasury roll transactions was approximately $42,206,182 and the daily weighted average interest rate was 0.18%.

7.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	422,447	$4,788,754
Shares issued to shareholders in reinvestment of dividends	659,752	7,504,554
Shares redeemed	(2,876,648)	(32,727,744)

Net decrease	(1,794,449)	$(20,434,436)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	419,934	$4,706,817
Shares issued to shareholders in reinvestment of dividends	935,524	10,455,609
Shares redeemed	(3,268,959)	(36,706,763)

Net decrease	(1,913,501)	$(21,544,337)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Total Return V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances; but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

December 31, 2011

Annual Report

BlackRock U.S. Government Bond V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

On March 18, 2011, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved a proposal to change the Fund’s investment objective from “to seek the highest current income consistent with the protection of capital afforded by investing in intermediate term debt securities issued or guaranteed by the US government or its agencies” to “to seek to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Fund from “BlackRock Government Income V.I. Fund” to “BlackRock U.S. Government Bond V.I. Fund.” These changes were effective on October 1, 2011.

Portfolio Management Commentary

—

Effective October 1, 2011, the Fund changed its primary benchmark from a 50%/50% blend of the Barclays Capital Mortgage-Backed Securities Index and the BofA Merrill Lynch 10-Year Treasury Index to the Barclays Capital US Government/Mortgage Index. The Barclays Capital US Government/Mortgage Index provides a closer representation of the Fund’s investable universe than the blended benchmark and more accurately reflects the investment strategy of the Fund.

How did the Fund perform?

—

For the 12-month period, the Fund underperformed the Barclays Capital US Government/Mortgage Index and its former blended benchmark. The following discussion of relative performance pertains to the Barclays Capital US Government/Mortgage Index.

What factors influenced performance?

—

At the beginning of the period, interest rate markets saw increased volatility on signs of an economic recovery and anticipated changes in monetary policy, which drove US Treasury yields higher. However, markets reversed mid-second quarter when economic data weakened and concerns about sovereign debt problems in peripheral European countries resurfaced. Amid heightened uncertainty, Treasury rates moved lower across the yield curve. In the Fund, duration management was the largest detractor from performance for the period, while modest exposure to commercial mortgage-backed securities (“CMBS”) detracted later in the period.

—

Contributing positively to performance was security selection within the agency mortgage-backed security (“MBS”) space as well as exposure to mortgage derivative securities. An overweight to agency MBS also benefited performance in the first half of the year as the sector strengthened on increased demand from investors seeking relative stability in a volatile market environment. This positioning contributed positively to Fund performance in the fourth quarter when the agency MBS sector benefited from increasing support from the US Federal Reserve.

—

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates in the Fund. During the period, the use of options strategies in the interest rate market as well as the use of interest rate futures and swaps to manage portfolio duration detracted from performance.

Describe recent portfolio activity.

—

During the 12-month period, portfolio management actively managed risk given the economic backdrop. Early in the period, the Fund moved to an underweight position in US Treasuries and tactically traded exposure to the space thereafter. The Fund also added exposure to select US Treasury Inflation-Protected issues. In the agency MBS space, the Fund tactically traded with a focus on purchasing lower-coupon issues as they offered attractive carry (income). The Fund took profits on these holdings following the sector’s strong performance in the fourth quarter. Additionally, the Fund added modest exposure to CMBS. The Fund actively managed duration throughout the 12 months.

Describe portfolio positioning at period end.

—

As of period end, within government-related sectors, the Fund was underweight US Treasuries in favor of agency MBS, which offer attractive carry. With respect to non-government spread sectors, the Fund held modest out-of-index exposure to CMBS. The Fund ended the period with neutral duration versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests, under normal circumstances, at least 80% of its net assets in bonds that are issued or guaranteed by the US Government and its agencies.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance- related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund. The returns for Class III Shares, which have not recommenced operations as of December 31, 2011, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

This composite index is comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the BofA Merrill Lynch 10-Year Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria. The BofA Merrill Lynch 10-Year US Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue.

[4]

This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of GNMA, Fannie Mae and Freddie Mac. Effective October 1, 2011, the Fund uses this index as its benchmark rather than the BofA Merrill Lynch 10-Year Treasury Index and a composite 50% Barclays Capital Mortgage-Backed Securities Index/50% BofA Merrill Lynch 10-Year Treasury Index because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

Performance Summary as of December 31, 2011

	Standardized 30-Day Yield	6-Month Total Returns		Average Annual Total Returns
				1 Year		5 Years[6]		10 Years[6]
Class I Shares[5]	2.29%	4.57%		6.31%		4.95%		4.76%
Class III Shares[5]	—	4.44	[7]	6.04	[7]	4.69	[7]	4.50	[7]
50% Barclays Capital Mortgage-Backed Securities Index/50% BofA Merrill Lynch 10-Year Treasury Index	—	8.29		11.61		7.58		6.19
Barclays Capital Mortgage-Backed Securities Index	—	3.26		6.23		6.54		5.69
BofA Merrill Lynch 10-Year Treasury Index	—	13.46		17.15		8.51		6.59
Barclays Capital US Government/Mortgage Index	—	5.15		7.74		6.56		5.64

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares, which have not recommenced operations as of December 31, 2011, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, swaps and options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Fund Information as of December 31, 2011

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	68%
US Treasury Obligations	28
Corporate Bonds	4

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in com- paring the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,045.70	$3.40	$1,000.00	$1,021.89	$3.36	0.66%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Capital Markets — 0.6%
CDP Financial, Inc., 3.00%, 11/25/14 (a)	$655	$681,145
Credit Suisse AG, 2.60%, 5/27/16 (a)	245	248,280

		929,425
Commercial Banks — 2.8%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	1,690	1,687,105
DnB NOR Boligkreditt (a):
2.10%, 10/14/15	540	535,624
2.90%, 3/29/16	1,160	1,179,251
Sparebanken 1 Boligkreditt, 2.63%, 5/27/17 (a)	710	716,154

		4,118,134
Electric Utilities — 1.4%
Hydro-Quebec:
9.40%, 2/01/21	165	251,339
8.40%, 1/15/22	375	548,342
8.05%, 7/07/24	805	1,197,117

		1,996,798
Thrifts & Mortgage Finance — 0.6%
Cie de Financement Foncier, 2.50%, 9/16/15 (a)	700	677,396
Northern Rock Plc, 5.63%, 6/22/17 (a)	200	210,300

		887,696
Total Corporate Bonds — 5.4%		7,932,053

Foreign Agency Obligations
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	375	378,409
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	95	99,541
Series E, 5.25%, 7/02/12	320	327,219
Total Foreign Agency Obligations — 0.5%		805,169

US Government Sponsored Agency Securities
Agency Obligations — 3.0%
Fannie Mae:
1.63%, 10/26/15 (b)	3,880	3,976,255
4.60%, 10/09/19 (c)	520	399,810

		4,376,065

US Government Sponsored Agency Securities	Par (000)	Value

Collateralized Mortgage Obligations — 9.4%
Freddie Mac Mortgage-Backed Securities, Multifamily Pass Through Certificates, Series K013, Class A2, 3.97%, 1/25/21 (d)	$2,920	$3,210,438
Ginnie Mae Mortgage-Backed Securities, Class Z (d):
Series 2004-43, 4.50%, 6/16/44	4,557	4,888,807
Series 2004-45, 5.71%, 6/16/45	4,992	5,611,682

		13,710,927
Federal Deposit Insurance Corporation Guaranteed — 1.2%
General Electric Capital Corp.:
2.00%, 9/28/12	1,300	1,317,687
2.13%, 12/21/12	365	371,790

		1,689,477
Interest Only Collateralized Mortgage Obligations — 0.8%
Ginnie Mae Mortgage-Backed Securities (d):
Series 2002-83, Class IO, 0.50%, 10/16/42	27,538	184,012
Series 2003-17, Class IO, 0.54%, 3/16/43	31,911	331,615
Series 2003-109, Class IO, 0.42%, 11/16/43	17,720	120,512
Series 2004-9, Class IO, 0.50%, 3/16/34	11,376	181,506
Series 2004-77, Class IO, 0.41%, 9/16/44	29,279	418,696

		1,236,341
Mortgage-Backed Securities — 84.1%
Fannie Mae Mortgage-Backed Securities:
3.09%, 3/01/41 (d)	243	253,716
3.15%, 3/01/41 (d)	396	411,962
3.32%, 12/01/40 (d)	436	455,024
3.50%, 10/01/26-1/01/42 (e)	13,268	13,679,374
4.00%, 9/02/24-1/01/42 (e)	20,335	21,501,286
4.50%, 1/01/17-6/01/42 (e)	10,631	11,375,996
5.00%, 7/01/34-1/01/42 (e)	14,088	15,210,447
5.50%, 11/01/21-1/01/39	6,814	7,430,092
6.00%, 4/01/35-2/01/42 (e)	10,548	11,609,863
6.50%, 7/01/37-10/01/39	4,881	5,463,877
Freddie Mac Mortgage-Backed Securities:
3.05%, 2/01/41 (d)	435	454,925
4.00%, 1/01/42 (e)	5,100	5,348,875
4.50%, 1/01/42 (e)	2,400	2,542,875
5.00%, 1/01/42 (e)	8,000	8,596,250
5.50%, 1/01/42 (e)	1,600	1,736,000
8.00%, 12/01/29-7/01/30	134	163,050
Ginnie Mae Mortgage-Backed Securities:
4.00%, 1/01/42 (e)	3,300	3,539,765
4.50%, 1/01/42 (e)	9,100	9,914,734
5.50%, 1/15/34	2,643	2,983,412

		122,671,523
Total US Government Sponsored Agency Securities — 98.5%		143,684,333

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

LIBOR	London Interbank Offered Rate
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value

US Treasury Bonds:
8.13%, 5/15/21	$5	$7,780
8.13%, 8/15/21 (b)(f)	2,985	4,675,256
6.25%, 8/15/23	4,610	6,598,062
2.13%, 2/15/41	253	342,140
4.38%, 5/15/41	360	469,069
3.13%, 11/15/41	12,585	13,184,751
US Treasury Notes:
0.13%, 9/30/13	6,195	6,182,660
0.50%, 8/15/14	795	798,602
0.25%, 12/15/14 (g)	4,360	4,345,695
0.88%, 11/30/16 (g)	8,000	8,024,376
2.25%, 7/31/18	1,390	1,478,396
2.63%, 8/15/20	620	668,680
2.00%, 11/15/21	12,235	12,374,552
Total US Treasury Obligations — 40.5%		59,150,019
Total Long-Term Investments (Cost — $205,560,886) — 144.9%		211,571,574

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (h)(i)	1,840,611	1,840,611
Total Short-Term Securities (Cost — $1,840,611) — 1.3%		1,840,611

Options Purchased	Contracts
Exchange-Traded Call Options — 0.0%
10-Year US Treasury Note, Strike Price USD 132.00, Expires 1/27/12	13	5,281
Exchange-Traded Put Options — 0.0%
10-Year US Treasury Note:
Strike Price USD 127.00, Expires 1/27/12	34	1,594
Strike Price USD 128.00, Expires 1/27/12	18	1,687
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 99.00, Expires 1/13/12	40	250
Strike Price USD 99.00, Expires 3/16/12	89	8,900

		12,431

	Notional Amount (000)
Over-the-Counter Call Swaptions — 0.1%
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	4,900	98,972
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 2.85% and receive a floating rate based on 3-month LIBOR, Expires 1/13/12, Broker Bank of America NA	1,900	—
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	4,900	1

Options Purchased	Notional Amount (000)	Value

Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, Expires 1/26/12, Broker Deutsche Bank AG	$2,300	$—
Pay a fixed rate of 2.70% and receive a floating rate based on 3-month LIBOR, Expires 1/27/12, Broker Goldman Sachs Bank USA	10,000	1,212
Pay a fixed rate of 2.95% and receive a floating rate based on 3-month LIBOR, Expires 6/14/12, Broker Deutsche Bank AG	500	18,335

		19,548
Total Options Purchased (Cost — $257,111) — 0.1%		136,232
Total Investments Before TBA Sale Commitments and Options Written (Cost — $207,658,608) — 146.3%		213,548,417

TBA Sale Commitments (e)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/01/27-1/01/42	2,600	(2,685,968)
4.00%, 1/01/42-2/01/42	16,400	(17,193,954)
4.50%, 1/01/42-2/01/42	8,200	(8,708,907)
5.00%, 1/01/42	4,000	(4,321,250)
5.50%, 1/01/42-2/01/42	5,300	(5,766,531)
Ginnie Mae Mortgage-Backed Securities, 5.50%, 1/01/42	2,600	(2,918,094)
Total TBA Sale Commitments (Proceeds — $41,394,895) — (28.5)%		(41,594,704)

Options Written	Notional Amount (000)
Over-the-Counter Call Swaptions — (0.4)%
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG	1,800	(324,655)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	4,300	(114,129)
Pay a fixed rate of 2.60% and receive a floating rate based on 3-month LIBOR, Expires 12/16/13, Broker JPMorgan Chase Bank	900	(47,327)
Pay a fixed rate of 2.56% and receive a floating rate based on 3-month LIBOR, Expires 12/19/13, Broker Deutsche Bank AG	800	(40,268)
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank	2,000	(172,271)

		(698,650)
Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 4.02% and pay a floating rate based on 3-month LIBOR, Expires 2/02/12, Broker UBS AG	1,800	—
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, Expires 2/07/12, Broker Goldman Sachs Bank USA	4,300	—

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 2.60% and pay a floating rate based on 3-month LIBOR, Expires 12/16/13, Broker JPMorgan Chase Bank	$900	$(42,820)
Receive a fixed rate of 2.56% and pay a floating rate based on 3-month LIBOR, Expires 12/19/13, Broker Deutsche Bank AG	800	(39,728)
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 6/09/14, Broker JPMorgan Chase Bank	2,000	(16,644)

		(99,192)
Total Options Written (Premiums Received — $525,575) — (0.5)%		(797,842)
Total Investments, Net of TBA Sale Commitments and Options Written—117.3%		171,155,871
Liabilities in Excess of Other Assets — (17.3)%		(25,269,696)

Net Assets — 100.0%		$145,886,175

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of security has been pledged as collateral in connection with swaps.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Variable rate security. Rate shown is as of report date.
(e)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Banc of America Securities	$ (1,954,031)	$(21,152)
Citigroup Global Markets, Inc.	$ 2,011,031	$ 52,312
Credit Suisse Securities LLC	$ 29,990,015	$ 87,625
Deutsche Bank AG	$(16,103,500)	$(79,207)
Goldman Sachs & Co.	$ 3,032,859	$ 3,062
RBS Securities, Inc.	$ (23,125)	$ (156)
JPMorgan Securities, Inc.	$ (5,587,266)	$(31,500)
Morgan Stanley & Co., Inc.	$ 1,987,093	$ 14,445
UBS Securities	$3,113,719	$4,313

(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(h)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,842,723	(9,002,112)	1,840,611	$10,758

(i)	Represents the current yield as of report date.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

—	Reverse repurchase agreements outstanding as of December 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Credit Suisse Securities LLC	(0.08)%	12/30/11	1/03/12	$1,992,478	$1,992,500
Deutsche Bank AG	(0.70)%	12/30/11	1/03/12	8,009,232	8,010,000
Total				$10,001,710	$10,002,500

—	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
78	2-Year US Treasury Note	Chicago Board of Trade	March 2012	$17,202,656	$4,471
13	90-Day Euro-Dollar	Chicago Mercantile	March 2012	$3,229,038	8,527
21	90-Day Euro-Dollar	Chicago Mercantile	June 2012	$5,212,988	3,524
29	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$7,196,713	63,995
29	90-Day Euro-Dollar	Chicago Mercantile	December 2012	$7,195,263	(5,155)
16	90-Day Euro-Dollar	Chicago Mercantile	March 2013	$3,970,000	56,718
24	90-Day Euro-Dollar	Chicago Mercantile	June 2013	$5,954,100	(806)
27	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$6,696,675	128,740
25	90-Day Euro-Dollar	Chicago Mercantile	December 2013	$6,197,188	135,300
2	90-Day Euro-Dollar	Chicago Mercantile	March 2014	$495,350	9,594
Total					$404,908

—	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
48	5-Year US Treasury Note	Chicago Board of Trade	March 2012	$5,916,375	$(6,370)
175	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$22,946,875	(39,135)
47	30-Year US Treasury Bond	Chicago Board of Trade	March 2012	$6,806,188	(133,591)
43	Ultra Long Term US Treasury Bond	Chicago Board of Trade	March 2012	$6,888,063	(100,180)
Total					$(279,276)

—	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.33%[1]	3-month LIBOR	Deutsche Bank AG	7/12/13	$1,900	$17,714
0.74%[1]	3-month LIBOR	Citibank NA	11/18/13	$8,600	4,162
0.81%[2]	3-month LIBOR	Citibank NA	11/25/13	$8,600	(13,739)
0.78%[1]	3-month LIBOR	Citibank NA	11/25/13	$8,600	10,418
0.80%[2]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/25/13	$8,600	(12,192)
0.73%[1]	3-month LIBOR	Bank of America NA	12/22/13	$3,800	389
0.73%[1]	3-month LIBOR	Citibank NA	12/22/13	$900	115
0.74%[1]	3-month LIBOR	Deutsche Bank AG	12/22/13	$1,800	272
0.74%[1]	3-month LIBOR	Deutsche Bank AG	12/22/13	$3,500	871
2.36%[1]	3-month LIBOR	Citibank NA	12/20/15	$2,200	114,758
2.15%[1]	3-month LIBOR	Deutsche Bank AG	4/28/16	$1,000	49,272
2.74%[2]	3-month LIBOR	Citibank NA	9/21/20	$400	(27,590)
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	$500	25,185
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	$500	27,627
3.18%[2]	3-month LIBOR	Deutsche Bank AG	12/07/20	$10,000	(1,052,003)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	$2,920	(330,791)
2.35%[1]	3-month LIBOR	Deutsche Bank AG	8/12/21	$700	22,323
2.38%[1]	3-month LIBOR	Deutsche Bank AG	10/19/21	$2,400	79,446
2.26%[2]	3-month LIBOR	Citibank NA	12/05/21	$300	(6,280)
2.24%[2]	3-month LIBOR	Credit Suisse Securities LLC	12/05/21	$1,300	(25,759)
2.03%[1]	3-month LIBOR	Deutsche Bank AG	12/21/21	$800	38
2.19%[2]	3-month LIBOR	Deutsche Bank AG	12/29/21	$700	(9,745)
3.00%[2]	3-month LIBOR	UBS AG	1/03/22	$1,000	(78,946)
Total					$(1,204,455)

[1]	Fund pays floating interest rate and receives fixed rate.

[2]	Fund pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

—	Total return swaps outstanding as of December 31, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Consumer Price Index for All Urban Consumers	Receives	2.18%[1]	Bank of America NA	10/06/21	$735	$(7,126)

[1]	Net payment made at termination.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[2]	—	$211,571,574	—	$211,571,574
Short-Term Securities	$1,840,611	—	—	1,840,611
Liabilities:
TBA Sale Commitments	—	(41,594,704)	—	(41,594,704)
Total	$1,840,611	$169,976,870	—	$171,817,481

[2]	See above Schedule of Investments for values in each security type.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments:[3]
Assets:
Interest rate contracts	$428,581	$471,110	—	$899,691
Liabilities:
Interest rate contracts	(285,237)	(2,354,887)	—	(2,640,124)
Other contracts	—	(7,126)	—	(7,126)
Total	$143,344	$(1,890,903)	—	$(1,747,559)

[3]

Derivative financial instruments are swaps, financial futures contracts and options. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (cost—$205,817,997)	$211,707,806
Investments at value—affiliated (cost—$1,840,611)	1,840,611
Cash pledged as collateral for financial futures contracts	15,000
Investments sold receivable	103,725,987
TBA sale commitments receivable	41,394,895
Interest receivable	851,137
Capital shares sold receivable	549,177
Unrealized appreciation on swaps	352,590
Cash pledged as collateral for swaps	195,000
Swaps receivable	87,510
Principal paydown receivable	1,419
Prepaid expenses	3,105
Other assets	116,564

Total assets	360,840,801

Liabilities:
Investments purchased payable	159,814,673
TBA sale commitments at value (proceeds—$41,394,895)	41,594,704
Reverse repurchase agreements	10,002,500
Unrealized depreciation on swaps	1,564,171
Options written at value (premiums received—$525,575)	797,842
Income dividends payable	342,053
Capital shares redeemed payable	115,927
Swaps payable	75,466
Margin variation payable	71,300
Investment advisory fees payable	62,135
Interest expense payable	60,585
Swaps premiums received	14,558
Other affiliates payable	428
Officer’s and Directors’ fees payable	381
Other liabilities	378,658
Other accrued expenses payable	59,245

Total liabilities	214,954,626

Net Assets	$145,886,175

Net Assets Consist of:
Paid-in capital	$143,844,269
Undistributed net investment income	935,420
Accumulated net realized loss	(3,341,862)
Net unrealized appreciation/depreciation	4,448,348

Net Assets	$145,886,175

Net Asset Value:
Class I—Based on net assets of $145,886,175 and 13,562,199 shares outstanding, 300 million shares authorized, $0.10 par value	$10.76

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Interest	$5,466,674
Dividends—affiliated	10,758

Total income	5,477,432

Expenses:
Investment advisory	793,548
Professional	68,034
Custodian	62,038
Accounting services	51,618
Officer and Directors	19,140
Printing	12,803
Transfer agent	5,000
Miscellaneous	32,044

Total expenses excluding interest expense	1,044,225
Interest expense	6,453

Total expenses	1,050,678
Less fees waived by advisor	(6,594)

Total expenses after fees waived	1,044,084

Net investment income	4,433,348

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	8,075,275
Borrowed bonds	154,290
Financial futures contracts	(4,052,783)
Options written	(1,195,854)
Swaps	(399,219)

2,581,709

Net change in unrealized appreciation/depreciation on:
Investments	3,019,213
Financial futures contracts	254,701
Options written	(59,777)
Swaps	(838,322)

2,375,815

Total realized and unrealized gain	4,957,524

Net Increase in Net Assets Resulting from Operations	$9,390,872

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$4,433,348	$7,796,197
Net realized gain	2,581,709	8,352,593
Net change in unrealized appreciation/depreciation	2,375,815	1,845,885

Net increase in net assets resulting from operations	9,390,872	17,994,675

Dividends to Shareholders From:
Net investment income	(5,098,459)	(8,121,526)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(50,722,756)	(40,137,616)

Net Assets:
Total decrease in net assets	(46,430,343)	(30,264,467)
Beginning of year	192,316,518	222,580,985

End of year	$145,886,175	$192,316,518

Undistributed net investment income	$935,420	$1,042,917

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011		2010		2009		2008		2007
Per Share Operating Performance:
Net asset value, beginning of year	$10.45		$9.99		$10.81		$10.32		$10.43

Net investment income[1]	0.29		0.39		0.41		0.37		0.47
Net realized and unrealized gain (loss)	0.36		0.46		(0.59)		0.41		(0.07)

Net increase (decrease) from investment operations	0.65		0.85		(0.18)		0.78		0.40

Dividends and distributions from:
Net investment income	(0.34)		(0.39)		(0.39)		(0.27)		(0.44)
Net realized gain	—		—		(0.25)		(0.02)		(0.07)

Total dividends and distributions	(0.34)		(0.39)		(0.64)		(0.29)		(0.51)

Net asset value, end of year	$10.76		$10.45		$9.99		$10.81		$10.32

Total Investment Return:[2]
Based on net asset value	6.31%		8.67%		(1.64)%		7.69%		4.06%

Ratios to Average Net Assets:
Total expenses	0.66%		0.75%		0.66%		0.87%		0.91%

Total expenses after fees waived	0.66%		0.75%		0.65%		0.86%		0.91%

Total expenses after fees waived and excluding interest expense	0.66%		0.63%		0.61%		0.61%		0.63%

Net investment income	2.80%		3.68%		3.90%		3.58%		4.70%

Supplemental Data:
Net assets, end of year (000)	$145,886		$192,317		$222,581		$239,024		$238,557

Portfolio turnover	2,601%	[3]	3,289%	[4]	2,909%	[5]	5,353%	[6]	2,305%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 1,825%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 2,400%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 2,227%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 4,916%.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31, 2007[1]
Per Share Operating Performance:
Net asset value, beginning of year	$10.42

Net investment income	0.44	[2]
Net realized and unrealized loss	(0.07)

Net increase from investment operations	0.37

Dividends and distributions from:
Net investment income	(0.42)
Net realized gain	(0.07)

Total dividends and distributions	(0.49)

Net asset value, end of year	$10.30

Total Investment Return:
Based on net asset value	3.71%	[3]

Ratios to Average Net Assets:
Total expenses	1.60%

Total expenses after fees waived	1.60%

Total expenses after fees waived and excluding interest expense	1.32%

Net investment income	4.26%

Supplemental Data:
Net assets, end of year (000)	—	[1]

Portfolio turnover	2,305%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009, December 31, 2010 and December 31, 2011.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented here are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”) and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective class are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. All Class III Shares were redeemed on December 31, 2007. Class III Shares are currently offered but not outstanding as of report date.

On March 18, 2011, the Company’s Board of Directors (the “Board”) approved a proposal to change the Fund’s investment objective to seek “to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Fund from “BlackRock Government Income V.I. Fund” to “BlackRock U.S. Government Bond V.I. Fund.” These changes were effective October 1, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Asset-Backed and Mortgage-Backed Securities:    The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities:    The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities:    The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Borrowed Bond Agreements:    The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Short Sales:    The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

TBA Commitments:    The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions:    The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions:    The Fund may enter into treasury roll transactions. In a treasury roll transaction the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements:    The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions:    Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

2.    Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as interest rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts:    The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options:    The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps:    The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

—	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps; Investments at value-unaffiliated[2]	$899,691
Other contracts	Unrealized appreciation on swaps	—
Total		$899,691

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps; Options written at value	$2,640,124
Other contracts	Unrealized appreciation on swaps	7,126
Total		$2,647,250

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Loss from
	Financial futures contracts	Swaps	Options[3]
Interest rate contracts	$(4,052,783)	$(391,150)	$(1,529,946)
Other contracts	—	(8,069)	—

Total	$(4,052,783)	$(399,219)	$(1,529,946)

Net Change in Unrealized Appreciation/Depreciation on
	Financial futures contracts	Swaps	Options[3]
Interest rate contracts	$254,701	$(912,076)	$(271,340)
Other contracts	—	73,754	—

Total	$254,701	$(838,322)	$(271,340)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	505
Average number of contracts sold	463
Average notional value of contracts purchased	$96,106,488
Average notional value of contracts sold	$66,482,066
Foreign currency exchange contracts:
Average number of contracts-US dollars sold	1
Average US dollar amounts sold	472,094
Options:
Average number of option contracts purchased	300
Average number of option contracts written	232
Average notional value of option contracts purchased	$625,625
Average notional value of option contracts written	$442,875
Average number of swaption contracts purchased	28
Average number of swaption contracts written	38
Average notional value of swaption contracts purchased	$71,775,000
Average notional value of swaption contracts written	$80,450,000
Interest rate swaps:
Average number of contracts-pays fixed rate	13
Average number of contracts-receives fixed rate	14
Average notional value-pays fixed rate	$43,915,000
Average notional value-receives fixed rate	$26,225,000
Total return swaps:
Average number of contracts	3
Average notional value	$2,066,180

3.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets from January 3, 2011 through May 31, 2011.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.50%
$1 billion — $3 billion	0.47
$3 billion — $5 billion	0.45
$5 billion — $10 billion	0.44
Greater than $10 billion	0.43

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discountinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $6,594 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class III Shares.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.    Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were $4,305,338,737 and $4,354,798,636, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2011, were $702,507,533 and $707,769,704, respectively.

For the year ended December 31, 2011, purchases and sales of mortgage dollar rolls were $1,494,063,442 and $1,494,915,432, respectively.

Transactions in options written for the year ended December 31, 2011, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	32	$45,100	$2,223,505
Options written	746	51,900	2,219,190
Options exercised	(68)	(3,300)	(169,903)
Options closed	(425)	(74,700)	(3,592,878)
Options expired	(285)	(9,200)	(417,127)

Outstanding options, end of year	—	$9,800	$262,787

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	32	$64,000	$2,523,698
Options written	947	74,800	2,419,365
Options exercised	—	(16,200)	(235,095)
Options closed	(632)	(87,700)	(4,018,940)
Options expired	(347)	(25,100)	(426,240)

Outstanding options, end of year	—	$9,800	$262,788

5.    Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to the accounting for swap agreements and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$557,614
Accumulated net realized loss	$(557,614)

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$5,098,459	$8,121,526

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$935,420
Capital loss carryforwards	(3,013,599)
Net unrealized gains[1]	4,360,271
Qualified late-year losses[2]	(240,186)

Total	$2,041,906

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain futures contracts and options.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$2,306,097
No expiration date[3]	707,502

Total	$3,013,599

[3]	Must be utilized prior to losses subject to expiration.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$207,662,472

Gross unrealized appreciation	$6,399,042
Gross unrealized depreciation	(513,097)

Net unrealized appreciation	$5,885,945

6.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

For the year ended December 31, 2011 the Fund’s daily average amount of transactions considered borrowings from reverse repurchase agreements and treasury roll transactions was approximately $14,983,689 and the daily weighted average interest rate was 0.04%.

7.    Concentration Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

8.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Year Ended December 31, 2011	Shares	Amount
Shares sold	363,650	$3,873,139
Shares issued to shareholders in reinvestment of dividends	491,931	5,178,336
Shares redeemed	(5,692,335)	(59,774,231)

Net decrease	(4,836,754)	$(50,722,756)

Class I Year Ended December 31, 2010	Shares	Amount
Shares sold	820,559	$8,674,140
Shares issued to shareholders in reinvestment of dividends	839,307	8,641,688
Shares redeemed	(5,544,218)	(57,453,444)

Net decrease	(3,884,352)	$(40,137,616)

9.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.

BlackRock U.S. Government Bond V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock U.S. Government Bond V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock U.S. Government Bond V.I. Fund (formerly BlackRock Government Income V.I. Fund), one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Government Bond V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

December 31, 2011

Annual Report

BlackRock Value Opportunities V.I. Fund

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Fund Summary as of December 31, 2011

Investment Objective

BlackRock Value Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended December 31, 2011, the Fund underperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index.

What factors influenced performance?

—

Stock selection in the industrials sector detracted from the Fund’s performance for the period. Particular areas of weakness were the professional services, road & rail and machinery industries. Additional weakness came from stock selection and an overall underweight in financials, especially commercial banks. Other sector allocations that hurt performance included an overweight to health care and underweight to utilities.

—

Contributing positively to the Fund’s performance was stock selection within health care, especially among equipment and service companies. Additionally, stock selection in energy had a positive impact, with the Fund’s shale gas-related holdings performing particularly well during the period. In the consumer discretionary sector, stock selection within the multiline and specialty retail industries boosted returns. The Fund’s position in specialty retailer Genesco, Inc. was particularly beneficial.

Describe recent portfolio activity.

—

During the 12-month period, the Fund added to its energy positions and trimmed holdings in materials, especially among chemicals and mining companies. The Fund also reduced exposure to food products in the consumer staples sector. Within consumer discretionary, the Fund added to positions in hotel and leisure companies as well as textile names, while decreasing exposure to media and household durables. In health care, the Fund reduced exposure to biotechnology, while increasing exposure across several industries in the information technology (“IT”) sector.

Describe portfolio positioning at period end.

—

At period end, the Fund’s sector positions relative to the S&P SmallCap 600® Value Index included overweights in health care, energy, utilities and IT, and underweights in financials, industrials, materials and consumer staples. The Fund held no exposure to telecommunications services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that Fund management believes have special investment value.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance- related fees and expenses. The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary as of December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years
Class I Shares[4]	(9.69)%	(2.43)%	(0.86)%	4.10%
Class II Shares[4]	(9.72)	(2.55)	(1.01)	3.94
Class III Shares[4]	(9.77)	(2.61)	(1.11)	3.72	[5]
S&P SmallCap 600® Value Index	(5.18)	(1.38)	0.12	6.70

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]

The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Fund Information as of December 31, 2011

Sector Allocations	Percent of Long-Term Investments
Financials	18%
Industrials	17
Information Technology	16
Health Care	13
Consumer Discretionary	12
Energy	11
Utilities	7
Materials	5
Consumer Staples	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$903.10	$4.08	$1,000.00	$1.020.92	$4.33	0.85%
Class II	$1,000.00	$902.80	$4.80	$1,000.00	$1,020.16	$5.09	1.00%
Class III	$1,000.00	$902.30	$5.27	$1,000.00	$1,019.66	$5.60	1.10%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.0%
Ceradyne, Inc. (a)	25,400	$680,212
Curtiss-Wright Corp.	60,100	2,123,333
Esterline Technologies Corp. (a)	34,000	1,902,980
Moog, Inc., Class A (a)(b)	50,800	2,231,644
Spirit AeroSystems Holdings, Inc., Class A (a)(b)	117,000	2,431,260

		9,369,429
Automobiles — 0.4%
Thor Industries, Inc.	34,600	949,078
Beverages — 0.5%
Cott Corp. (a)	188,700	1,181,262
Biotechnology — 0.4%
Arena Pharmaceuticals, Inc. (a)(b)	288,100	538,747
MannKind Corp. (a)(b)	115,500	288,750

		827,497
Capital Markets — 0.4%
Investment Technology Group, Inc. (a)	85,800	927,498
Chemicals — 2.3%
Ferro Corp. (a)	68,400	334,476
Huntsman Corp.	154,500	1,545,000
OM Group, Inc. (a)	36,000	806,040
Rockwood Holdings, Inc. (a)	58,500	2,303,145
Spartech Corp. (a)	86,700	410,091

		5,398,752
Commercial Banks — 9.6%
BBCN Bancorp, Inc. (a)	32,328	305,500
Bank of Hawaii Corp.	13,000	578,370
Banner Corp.	71,428	1,224,990
Cullen/Frost Bankers, Inc.	26,400	1,396,824
F.N.B. Corp.	216,500	2,448,615
First Financial Bankshares, Inc. (b)	37,100	1,240,253
First Midwest Bancorp, Inc.	140,700	1,425,291
Glacier Bancorp, Inc.	98,600	1,186,158
National Penn Bancshares, Inc.	251,300	2,120,972
Old National Bancorp	196,800	2,292,720
Pinnacle Financial Partners, Inc. (a)(b)	112,300	1,813,645
PrivateBancorp, Inc.	93,200	1,023,336
Susquehanna Bancshares, Inc.	165,400	1,386,052
UMB Financial Corp.	38,800	1,445,300
Umpqua Holdings Corp.	178,800	2,215,332
Wintrust Financial Corp.	6,600	185,130

		22,288,488
Communications Equipment — 2.8%
Arris Group, Inc. (a)	221,600	2,397,712
Harmonic, Inc. (a)(b)	252,400	1,272,096
Plantronics, Inc.	35,600	1,268,784
Polycom, Inc. (a)	95,800	1,561,540

		6,500,132
Computers & Peripherals — 1.6%
NCR Corp. (a)	115,300	1,897,838
QLogic Corp. (a)	116,100	1,741,500

		3,639,338
Construction & Engineering — 0.9%
Foster Wheeler AG (a)	48,900	935,946
URS Corp. (a)	32,600	1,144,912

		2,080,858

Common Stocks	Shares	Value

Containers & Packaging — 0.7%
Packaging Corp. of America	19,600	$494,704
Rock-Tenn Co., Class A	19,100	1,102,070

		1,596,774
Diversified Financial Services — 0.4%
Interactive Brokers Group, Inc., Class A	23,100	345,114
Stifel Financial Corp. (a)	14,900	477,545

		822,659
Electric Utilities — 1.9%
Allete, Inc.	50,900	2,136,782
UIL Holdings Corp.	66,300	2,345,031

		4,481,813
Electrical Equipment — 0.1%
Regal-Beloit Corp.	6,700	341,499
Electronic Equipment, Instruments & Components — 2.3%
Checkpoint Systems, Inc. (a)	90,600	991,164
Ingram Micro, Inc., Class A (a)	107,900	1,962,701
ScanSource, Inc. (a)	63,400	2,282,400

		5,236,265
Energy Equipment & Services — 3.1%
Oil States International, Inc. (a)(b)	25,700	1,962,709
Pioneer Drilling Co. (a)	210,900	2,041,512
Superior Energy Services, Inc. (a)(b)	50,200	1,427,688
Tetra Technologies, Inc. (a)(b)	195,700	1,827,838

		7,259,747
Food & Staples Retailing — 0.1%
The Fresh Market, Inc. (a)	3,300	131,670
Gas Utilities — 1.6%
Southwest Gas Corp.	87,500	3,717,875
Health Care Equipment & Supplies — 4.4%
CONMED Corp. (a)	47,900	1,229,593
Hansen Medical, Inc. (a)(b)	376,100	970,338
Invacare Corp.	126,300	1,931,127
NuVasive, Inc. (a)	67,400	848,566
OraSure Technologies, Inc. (a)	317,059	2,888,407
Wright Medical Group, Inc. (a)	133,100	2,196,150

		10,064,181
Health Care Providers & Services — 6.5%
Brookdale Senior Living, Inc. (a)	75,700	1,316,423
Coventry Health Care, Inc. (a)	120,500	3,659,585
Health Net, Inc. (a)	127,400	3,875,508
Healthways, Inc. (a)	191,900	1,316,434
LCA-Vision, Inc. (a)	209,600	607,840
Owens & Minor, Inc.	28,600	794,794
Tenet Healthcare Corp. (a)(b)	663,900	3,405,807

		14,976,391
Hotels, Restaurants & Leisure — 1.9%
Dunkin’ Brands Group, Inc. (a)	11,000	274,780
Gaylord Entertainment Co. (a)	66,200	1,598,068
Papa John’s International, Inc. (a)	37,900	1,428,072
Ruby Tuesday, Inc. (a)	161,400	1,113,660

		4,414,580
Household Durables — 0.5%
KB Home	114,300	768,096
MDC Holdings, Inc.	25,900	456,617

		1,224,713

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Insurance — 2.7%
Delphi Financial Group, Inc., Class A	33,000	$1,461,900
National Financial Partners Corp. (a)	95,200	1,287,104
ProAssurance Corp.	21,500	1,716,130
RLI Corp.	9,500	692,170
Selective Insurance Group, Inc.	67,900	1,203,867

		6,361,171
Internet Software & Services — 1.0%
IAC/InterActiveCorp.	40,200	1,712,520
Monster Worldwide, Inc. (a)	29,900	237,107
ValueClick, Inc. (a)(b)	27,800	452,862

		2,402,489
IT Services — 1.5%
Acxiom Corp. (a)	124,400	1,518,924
Convergys Corp. (a)(b)	152,500	1,947,425

		3,466,349
Leisure Equipment & Products — 0.4%
Leapfrog Enterprises, Inc. (a)(b)	171,000	955,890
Life Sciences Tools & Services — 1.0%
Affymetrix, Inc. (a)(b)	544,400	2,226,596
Machinery — 9.0%
AGCO Corp. (a)	56,000	2,406,320
Altra Holdings, Inc. (a)	153,600	2,892,288
Briggs & Stratton Corp.	111,700	1,730,233
CIRCOR International, Inc.	47,100	1,663,101
EnPro Industries, Inc. (a)	61,000	2,011,780
IDEX Corp.	65,000	2,412,150
Kennametal, Inc.	52,900	1,931,908
RBC Bearings, Inc. (a)	51,000	2,126,700
Robbins & Myers, Inc.	52,600	2,553,730
Terex Corp. (a)(b)	72,300	976,773

		20,704,983
Media — 0.4%
Harte-Hanks, Inc.	90,600	823,554
Metals & Mining — 1.2%
Carpenter Technology Corp.	52,000	2,676,960
Multi-Utilities — 3.0%
NorthWestern Corp.	70,000	2,505,300
OGE Energy Corp.	51,800	2,937,578
Vectren Corp.	50,300	1,520,569

		6,963,447
Multiline Retail — 1.5%
Big Lots, Inc. (a)(b)	44,500	1,680,320
Fred’s, Inc.	104,700	1,526,526
Saks, Inc. (a)(b)	22,600	220,350

		3,427,196
Oil, Gas & Consumable Fuels — 5.5%
Bill Barrett Corp. (a)(b)	34,600	1,178,822
Cabot Oil & Gas Corp.	18,400	1,396,560
Gastar Exploration Ltd. (a)	303,400	964,812
GeoResources, Inc. (a)(b)	31,100	911,541
HollyFrontier Corp.	55,090	1,289,106
Oasis Petroleum, Inc. (a)	85,700	2,493,013
SM Energy Co.	48,300	3,530,730
Whiting Petroleum Corp. (a)	22,900	1,069,201

		12,833,785

Common Stocks	Shares	Value

Paper & Forest Products — 0.8%
Wausau Paper Corp.	234,600	$1,937,796
Pharmaceuticals — 0.3%
K-V Pharmaceutical Co., Class A (a)(b)	420,100	588,140
Professional Services — 1.5%
Kelly Services, Inc., Class A	83,400	1,140,912
Kforce, Inc. (a)(b)	102,700	1,266,291
Resources Connection, Inc.	101,400	1,073,826

		3,481,029
Real Estate Investment Trusts (REITs) — 6.8%
Acadia Realty Trust	96,900	1,951,566
BioMed Realty Trust, Inc.	65,800	1,189,664
CommonWealth REIT	81,550	1,356,992
Corporate Office Properties Trust	52,200	1,109,772
Cousins Properties, Inc.	267,833	1,716,810
Dupont Fabros Technology, Inc. (b)	148,600	3,599,092
Kilroy Realty Corp.	34,400	1,309,608
Lexington Corporate Properties Trust (b)	188,250	1,409,992
Omega Healthcare Investors, Inc.	103,100	1,994,985

		15,638,481
Road & Rail — 1.3%
Marten Transport Ltd.	99,100	1,782,809
Vitran Corp., Inc. (a)	213,100	1,227,456

		3,010,265
Semiconductors & Semiconductor Equipment — 3.2%
Cymer, Inc. (a)(b)	24,100	1,199,216
DSP Group, Inc. (a)	217,900	1,135,259
MKS Instruments, Inc.	42,800	1,190,696
PMC-Sierra, Inc. (a)	241,800	1,332,318
Standard Microsystems Corp. (a)	63,000	1,623,510
Teradyne, Inc. (a)(b)	69,500	947,285

		7,428,284
Software — 3.0%
Bottomline Technologies, Inc. (a)	92,103	2,134,027
Compuware Corp. (a)	210,500	1,751,360
Progress Software Corp. (a)	80,700	1,561,545
Take-Two Interactive Software, Inc. (a)(b)	102,000	1,382,100

		6,829,032
Specialty Retail — 5.2%
Ascena Retail Group, Inc. (a)(b)	77,900	2,315,188
The Children’s Place Retail Stores, Inc. (a)(b)	32,000	1,699,840
Collective Brands, Inc. (a)(b)	57,500	826,275
Express, Inc. (a)	106,600	2,125,604
Genesco, Inc. (a)	28,300	1,747,242
The Men’s Wearhouse, Inc.	37,900	1,228,339
Penske Auto Group, Inc.	52,300	1,006,775
The Pep Boys — Manny, Moe & Jack	90,602	996,622

		11,945,885
Textiles, Apparel & Luxury Goods — 1.8%
G-III Apparel Group Ltd. (a)(b)	52,500	1,307,775
The Jones Group, Inc.	104,132	1,098,593
Perry Ellis International, Inc. (a)(b)	34,400	489,168
The Warnaco Group, Inc. (a)(b)	24,500	1,225,980

		4,121,516
Thrifts & Mortgage Finance — 0.2%
Provident Financial Services, Inc.	37,100	496,769
Total Common Stocks — 97.7%		225,750,116

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Schedule of Investments December 31, 2011 (concluded)	(Percentages shown are based on Net Assets)

Warrants (c)	Shares	Value

Commercial Banks — 0.5%
Texas Capital Bancshares, Inc. (Expires 1/16/19)	67,800	$1,189,212
Total Warrants — 0.5%		1,189,212
Total Long-Term Investments (Cost — $210,959,765) — 98.2%		226,939,328

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10%, 1/01/00 (d)(e)	3,820,468	3,820,468

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (d)(e)(f)	$37,553	37,553,185
Total Short-Term Securities (Cost — $41,373,653) — 17.9%		41,373,653
Total Investments (Cost — $252,333,418) — 116.1%		268,312,981
Liabilities in Excess of Other Assets — (16.1)%		(37,210,539)

Net Assets — 100.0%		$231,102,442

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	9,464,328	(5,643,860)	3,820,468	$4,908
BlackRock Liquidity Series, LLC Money Market Series	$2,733,600	$34,819,585	$37,553,185	$157,731

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$226,939,328	—	—	$226,939,328
Short-Term Securities	3,820,468	$37,553,185	—	41,373,653
Total	$230,759,796	$37,553,185	—	$268,312,981

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Statement of Assets and Liabilities December 31, 2011

Assets:
Investments at value—unaffiliated (including securities loaned of $36,117,009) (cost—$210,959,765)	$226,939,328
Investments at value—affiliated (cost—$41,373,653)	41,373,653
Investments sold receivable	614,174
Dividends receivable—unaffiliated	232,831
Securities lending income receivable — affiliated	35,539
Capital shares sold receivable	18,484
Prepaid expenses	6,028

Total assets	269,220,037

Liabilities:
Collateral on securities loaned at value	37,553,185
Bank overdraft	1,087
Investments purchased payable	222,254
Investment advisory fees payable	145,820
Capital shares redeemed payable	128,131
Distribution fees payable	2,731
Officer’s and Directors’ fees payable	635
Other affiliates payable	627
Other accrued expenses payable	63,125

Total liabilities	38,117,595

Net Assets	$231,102,442

Net Assets Consist of:
Paid-in capital	$310,284,214
Undistributed net investment income	112,193
Accumulated net realized loss	(95,273,528)
Net unrealized appreciation/depreciation	15,979,563

Net Assets	$231,102,442

Net Asset Value:
Class I—Based on net assets of $216,550,728 and 12,620,262 shares outstanding, 100 million shares authorized, $0.10 par value	$17.16

Class II—Based on net assets of $3,980,457 and 232,411 shares outstanding, 100 million shares authorized, $0.10 par value	$17.13

Class III—Based on net assets of $10,571,257 and 750,473 shares outstanding, 100 million shares authorized, $0.10 par value	$14.09

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Statement of Operations Year Ended December 31, 2011

Investment Income:
Dividends—unaffiliated	$2,954,872
Securities lending—affiliated	157,731
Dividends—affiliated	4,908

Total income	3,117,511

Expenses:
Investment advisory	1,934,665
Distribution—Class II	7,001
Distribution—Class III	29,429
Accounting services	64,603
Professional	57,147
Printing	41,734
Custodian	31,418
Officer and Directors	21,098
Transfer agent—Class I	4,682
Transfer agent—Class II	90
Transfer agent—Class III	228
Miscellaneous	15,942

Total expenses	2,208,037
Less fees waived by advisor	(2,739)

Total expenses after fees waived	2,205,298

Net investment income	912,213

Realized and Unrealized Gain (Loss):
Net realized gain from investments	28,537,008
Net change in unrealized appreciation/depreciation on investments	(34,598,991)

Total realized and unrealized loss	(6,061,983)

Net Decrease in Net Assets Resulting from Operations	$(5,149,770)

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations:
Net investment income	$912,213	$1,268,825
Net realized gain	28,537,008	18,762,108
Net change in unrealized appreciation/depreciation	(34,598,991)	41,284,790

Net increase (decrease) in net assets resulting from operations	(5,149,770)	61,315,723

Dividends to Shareholders From:
Net investment income:
Class I	(934,089)	(1,218,404)
Class II	(10,158)	(17,590)
Class III	(25,018)	(45,551)

Decrease in net assets resulting from dividends to shareholders	(969,265)	(1,281,545)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(35,217,855)	(15,308,408)

Net Assets:
Total increase (decrease) in net assets	(41,336,890)	44,725,770
Beginning of year	272,439,332	227,713,562

End of year	$231,102,442	$272,439,332

Undistributed net investment income	$112,193	$169,245

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Financial Highlights

	Class I
	Year Ended December 31,
	2011	2010		2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$17.66	$13.79		$10.81	$19.11	$23.41

Net investment income[1]	0.07	0.08		0.08	0.12	0.03
Net realized and unrealized gain (loss)	(0.50)	3.87		2.98	(7.80)	(0.22)

Net increase (decrease) from investment operations	(0.43)	3.95		3.06	(7.68)	(0.19)

Dividends and distributions from:
Net investment income	(0.07)	(0.08)		(0.08)	(0.12)	(0.04)
Net realized gain	—	—		—	(0.50)	(4.07)

Total dividends and distributions	(0.07)	(0.08)		(0.08)	(0.62)	(4.11)

Net asset value, end of year	$17.16	$17.66		$13.79	$10.81	$19.11

Total Investment Return:[2]
Based on net asset value	(2.43)%	28.69%	[3]	28.34%	(40.04)%	(0.89)%

Ratios to Average Net Assets:
Total expenses	0.84%	0.84%		0.88%	0.87%	0.84%

Total expenses after fees waived	0.84%	0.84%		0.88%	0.87%	0.84%

Net investment income	0.37%	0.54%		0.73%	0.72%	0.14%

Supplemental Data:
Net assets, end of year (000)	$216,551	$255,596		$217,029	$164,193	$351,954

Portfolio turnover	45%	55%		121%	127%	103%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.32%.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2011	2010		2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$17.62	$13.76		$10.79	$19.06	$23.35

Net investment income[1] (loss)	0.04	0.06		0.06	0.09	—[2]
Net realized and unrealized gain (loss)	(0.49)	3.86		2.97	(7.77)	(0.23)

Net increase (decrease) from investment operations	(0.45)	3.92		3.03	(7.68)	(0.23)

Dividends and distributions from:
Net investment income	(0.04)	(0.06)		(0.06)	(0.09)	—
Net realized gain	—	—		—	(0.50)	(4.06)

Total dividends and distributions	(0.04)	(0.06)		(0.06)	(0.59)	(4.06)

Net asset value, end of year	$17.13	$17.62		$13.76	$10.79	$19.06

Total Investment Return:[3]
Based on net asset value	(2.55)%	28.50%	[4]	28.12%	(40.14)%	(1.03)%

Ratios to Average Net Assets:
Total expenses	0.99%	0.99%		1.03%	1.02%	0.99%

Total expenses after fees waived	0.99%	0.99%		1.03%	1.02%	0.99%

Net investment income (loss)	0.21%	0.38%		0.49%	0.56%	(0.02)%

Supplemental Data:
Net assets, end of year (000)	$3,980	$5,143		$4,740	$4,898	$11,281

Portfolio turnover	45%	55%		121%	127%	103%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.13%.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2011	2010		2009	2008	2007[1]
Per Share Operating Performance:
Net asset value, beginning of year	$14.50	$11.35		$8.91	$15.93	$20.20

Net investment income (loss)[2]	0.02	0.05		0.04	0.07	(0.02)
Net realized and unrealized gain (loss)	(0.40)	3.16		2.46	(6.50)	(0.20)

Net increase (decrease) from investment operations	(0.38)	3.21		2.50	(6.43)	(0.22)

Dividends and distributions from:
Net investment income	(0.03)	(0.06)		(0.06)	(0.09)	—
Net realized gain	—	—		—	(0.50)	(4.05)

Total dividends and distributions	(0.03)	(0.06)		(0.06)	(0.59)	(4.05)

Net asset value, end of year	$14.09	$14.50		$11.35	$8.91	$15.93

Total Investment Return:[3]
Based on net asset value	(2.61)%	28.31%	[4]	28.06%	(40.21)%	(1.15)%

Ratios to Average Net Assets:
Total expenses	1.09%	1.09%		1.13%	1.12%	1.10%

Total expenses after fees waived	1.09%	1.09%		1.13%	1.12%	1.10%

Net investment income (loss)	0.11%	0.37%		0.45%	0.49%	(0.12)%

Supplemental Data:
Net assets, end of year (000)	$10,571	$11,700		$5,944	$4,745	$8,037

Portfolio turnover	45%	55%		121%	127%	103%

[1]	On December 14, 2007, the Fund declared a 1 for 10 stock split. The net asset values and other per share information listed above have been restated to reflect the stock split.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 27.96%.

See Notes to Financial Statements.

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Notes to Financial Statements

1.    Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Value Opportunities V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation:    US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income:    For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions:    Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

Securities Lending:    The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes:    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard:    In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other:    Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.    Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.75% from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.75%
$1 billion — $3 billion	0.71%
$3 billion — $5 billion	0.68%
$5 billion — $10 billion	0.65%
Greater than $10 billion	0.64%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of net assets as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2011, the Fund reimbursed the Manager $2,826 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $71,374 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.    Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2011, were $116,059,834 and $146,589,408, respectively.

4.    Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/11	12/31/10
Ordinary income	$969,265	$1,281,545

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$112,193
Capital loss carryforwards	(92,834,352)
Net unrealized gains[1]	13,951,071
Qualified late-year losses[2]	(410,684)

Total	$(79,181,772)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.
[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date as follows:

Expires December 31,
2017	$92,834,352

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$254,361,910

Gross unrealized appreciation	$38,377,178
Gross unrealized depreciation	(24,426,107)

Net unrealized appreciation	$13,951,071

5.    Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November, 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the year ended December 31, 2011.

6.    Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.    Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	396,542	$7,100,024
Shares issued to shareholders in reinvestment of dividends	53,017	934,089
Shares redeemed	(2,304,289)	(41,313,192)

Net decrease	(1,854,730)	$(33,279,079)

Class I Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	760,627	$11,587,275
Shares issued to shareholders in reinvestment of dividends	70,854	1,218,404
Shares redeemed	(2,092,284)	(31,471,271)

Net decrease	(1,260,803)	$(18,665,592)

Class II Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	12,157	$202,578
Shares issued to shareholders in reinvestment of dividends	568	10,158
Shares redeemed	(72,233)	(1,274,180)

Net decrease	(59,508)	$(1,061,444)

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Class II Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	9,773	$147,154
Shares issued to shareholders in reinvestment of dividends	1,042	17,590
Shares redeemed	(63,300)	(970,675)

Net decrease	(52,485)	$(805,931)

Class III Shares Year Ended December 31, 2011	Shares	Amount
Shares sold	236,677	$3,494,006
Shares issued to shareholders in reinvestment of dividends	1,688	25,018
Shares redeemed	(294,576)	(4,396,356)

Net decrease	(56,211)	$(877,332)

Class III Shares Year Ended December 31, 2010	Shares	Amount
Shares sold	601,239	$7,827,254
Shares issued to shareholders in reinvestment of dividends	3,217	45,551
Shares redeemed	(321,404)	(3,709,690)

Net increase	283,052	$4,163,115

8.    Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2011

BlackRock Variable Series Funds, Inc.

BlackRock Value Opportunities V.I. Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Value Opportunities V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the

Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2012

DECEMBER 31, 2011	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.

Officers and Directors

Non-Interested Directors1

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness Industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry) UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None

BlackRock Variable Series Funds, Inc.

Officers and Directors (continued)

Non-Interested Directors1 (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]   Date shown is the earliest date a person has served as a Director for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

BlackRock Variable Series Funds, Inc.

Officers and Directors (continued)

Interested Directors1

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				159 RICs consisting of 286 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[1]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates, as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BlackRock Variable Series Funds, Inc.

Officers and Directors (concluded)

Funds Officers1

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 13, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds.

BlackRock Variable Series Funds, Inc.

Service Providers

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock Investment Management, LLC

Princeton, NJ 08540

BlackRock International Limited

Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management Corp.

Wilmington, DE 19809

Custodians

The Bank of New York Mellon1

New York, NY 10286

Brown Brothers Harriman & Co.2

Boston, MA 02109

[1]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
[2]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Providence, RI 02940

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

BlackRock Variable Series Funds, Inc.

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at

http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change. Please see the Funds’ prospectus for a description of risks associated with global investments.

#16897-12/11-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital V.I. Fund	$26,200	$25,200	$0	$0	$7,800	$8,100	$0	$8
BlackRock Basic Value V.I. Fund	$36,800	$35,700	$0	$0	$12,350	$8,100	$0	$97
BlackRock Capital Appreciation V.I. Fund	$21,600	$20,700	$0	$0	$12,350	$8,100	$0	$23
BlackRock Equity Dividend V.I. Fund	$19,600	$18,700	$0	$0	$7,500	$8,100	$0	$7
BlackRock Global Allocation V.I. Fund	$40,600	$39,200	$0	$0	$29,850	$8,100	$0	$727
BlackRock Global Opportunities V.I. Fund	$25,800	$24,900	$0	$0	$9,000	$18,100	$0	$11
BlackRock High Yield V.I. Fund	$33,700	$32,700	$0	$0	$12,750	$8,100	$0	$27
BlackRock International V.I. Fund	$28,900	$27,900	$0	$0	$23,350	$8,100	$0	$30
BlackRock Large Cap Core V.I. Fund	$29,700	28,7000	$0	$0	$12,350	$8,100	$0	$54
BlackRock Large Cap Growth V.I. Fund	$21,600	$20,700	$0	$0	$12,350	$8,100	$0	$28

2

BlackRock Large Cap Value V.I. Fund	$21,600	$20,700	$0	$0	$12,350	$8,100	$0	$35
BlackRock Money Market V.I. Fund	$22,300	$21,400	$0	$0	$9,100	$8,100	$0	$83
BlackRock S&P 500 Index V.I. Fund	$29,700	$28,700	$0	$0	$12,350	$8,100	$0	$34
BlackRock Total Return V.I. Fund	$31,000	$29,700	$0	$0	$14,100	$8,100	$0	$61
BlackRock U.S. Government Bond V.I. Fund	$29,700	$28,700	$0	$0	$14,100	$8,100	$0	$67
BlackRock Value Opportunities V.I. Fund	$26,700	$25,700	$0	$0	$12,350	$8,100	$0	$38

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

3

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital V.I. Fund	$7,800	$18,885
BlackRock Basic Value V.I. Fund	$12,350	$18,974
BlackRock Capital Appreciation V.I. Fund	$12,350	$18,900
BlackRock Equity Dividend V.I. Fund	$7,500	$18,884
BlackRock Global Allocation V.I. Fund	$29,850	$19,604
BlackRock Global Opportunities V.I. Fund	$9,000	$28,888
BlackRock High Yield V.I. Fund	$12,750	$18,904
BlackRock International V.I. Fund	$23,350	$18,907
BlackRock Large Cap Core V.I. Fund	$12,350	$18,931
BlackRock Large Cap Growth V.I. Fund	$12,350	$18,905
BlackRock Large Cap Value V.I. Fund	$12,350	$18,912
BlackRock Money Market V.I. Fund	$9,100	$18,960
BlackRock S&P 500 Index V.I. Fund	$12,350	$18,911
BlackRock Total Return V.I. Fund	$14,100	$18,938
BlackRock U.S. Government Bond V.I. Fund	$14,100	$18,944
BlackRock Value Opportunities V.I. Fund	$12,350	$18,915

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were

4

rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable
Item 6	–	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11	–	Controls and Procedures
(a) –		The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) –		There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12	–	Exhibits attached hereto
(a)(1)	–	Code of Ethics – See Item 2
(a)(2)	–	Certifications – Attached hereto
(a)(3)	–	Not Applicable
(b)	–	Certifications – Attached hereto

5

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: March 1, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: March 1, 2012